                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                CATUITY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: Common Stock, $0.001 par value of Catuity, Inc. ("Catuity Common Stock")
--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies: 336,709 shares of Catuity Common Stock
--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The proposed aggregate value of the transaction for the purpose of calculating the filing fee is $4,259,370. The aggregate value is the sum of (i) the product of A$1,900,000 of Catuity Common Stock or 336,709 shares (the number of shares of Catuity Common Stock to be issued in the acquisition to shareholder of Loyalty Magic Pty Ltd., based on the per unit price described above) and $4.37 (the average of the high and low price per share of Catuity Common Stock reported on NASDAQ on May 10, 2005); and
        (ii) A$3,600,000 or US$2,787,951 (the amount of cash consideration to be paid in the Acquisition to shareholders of Loyalty Magic Pty Ltd).

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction: $4,259,370

--------------------------------------------------------------------------------

     5) Total fee paid: $501.33

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
--------------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     3) Filing Party:
--------------------------------------------------------------------------------
     4) Date Filed:
--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                NOTICE OF 2005 ANNUAL MEETING AND PROXY STATEMENT

                                  CATUITY INC.

                                                   ALFRED H. (JOHN) RACINE, III
                                                   President and
                                                   Chief Executive Officer

May ___, 2005

Dear Shareholder:

      This year's annual meeting of shareholders will be held at ________________________________ on _____________________, at 9:30 A.M.

      Your Board of Directors and I cordially invite you to attend. Registration will begin at ______ AM. Only those shareholders who owned shares on the record date, ____________, 2005, are entitled to vote and attend the meeting.

      During the course of the meeting there will be the usual time for discussion of the items on the agenda and for questions regarding Catuity's affairs. Directors and officers will be available to talk individually with shareholders before and after the meeting.

      YOUR VOTE IS VERY IMPORTANT. SHAREHOLDERS OF RECORD CAN VOTE BY COMPLETING AND MAILING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS FROM THE HOLDER OF RECORD THAT YOU MUST FOLLOW IN ORDER FOR YOU TO VOTE YOUR SHARES.

      If you have any questions about the meeting, please contact Mr. Jack Lowry, Secretary of Catuity Inc., 2711 E. Jefferson Ave., Detroit Michigan 48207. The telephone number is 313-567-4348 extension 202. E-Mail: jackl@catuity.com

                                   Sincerely,

                          Alfred H. (John) Racine, III
                                President and CEO

                          NOTICE OF 2005 ANNUAL MEETING

                                  CATUITY INC.
2711 JEFFERSON AVE.                                              SUITE 37
DETROIT, MICHIGAN 48207                                      89-97 JONES ST.
UNITED STATES                                                ULTIMO NSW 2007
                                                               AUSTRALIA

TIME.............                  _______ a.m. on ___________________, 2005

PLACE............                    The __________________
                                     _________________ Street
                                     Sydney NSW 2000 Australia

PROPOSALS (1)  To elect Duncan P.F. Mount as a director to hold office until the next annual meeting and until his successor is duly elected.

          (2) To elect Alfred H. (John) Racine III as a director to hold office until the next annual meeting and until his successor is duly elected.

          (3) To elect Alexander S. Dawson as a director to hold office until the next annual meeting and until his successor is duly elected.

          (4) To elect Alan L. Gilman as a director to hold office until the next annual meeting and until his successor is duly elected.

          (5) To elect Clifford W. Chapman, Jr. as a director to hold office until the next annual meeting and until his successor is duly elected.

          (6) To approve the acquisition of Loyalty Magic Pty Ltd pursuant to Australian Stock Exchange Limited Listing Rules 11.1 and 11.1.2.

          (7) To approve the issuance of shares of Catuity common stock for the purpose of acquiring Loyalty Magic Pty Ltd and an offering to raise the cash portion of the proceeds to be paid to Loyalty Magic and for additional working capital in accordance with Australian Stock Exchange Limited Listing Rule 7.1.

          (8) To approve the issuance of shares of Catuity common stock for the purpose of an offering to raise approximately A$2,000,000 in the event Proposals 6 and 7 are not approved.

          (9) To approve an increase in the number of shares authorized under the Employee Stock Option Plan from 63,333 to 300,000 shares.

          (10) To approve the grant of options to acquire 77,419 shares of common stock to Mr. Alfred H. (John) Racine, III in accordance with Australian Stock Exchange Limited Listing Rule 10.14.

          (11) To approve the establishment of an Employee Restricted Stock
               Plan.

          (12) To approve the payment of $16,500 to Clifford W. Chapman Jr. for Board of Director service from October 1, 2004 to June 30, 2005.

          (13) To approve an increase in the total annual compensation that may be paid to the Board of Directors in accordance with Australian Stock Exchange Limited Listing Rule 10.17.

          (14) To approve an increase in the number of stock options authorized under the Director Stock Option Plan.

          (15) To approve the establishment of a Director Restricted Stock Plan.

          (16) To approve the issuance of securities to members of Catuity's Board of Directors in the offering as required by Australian Stock Exchange Limited Listing Rule 10.11.1.

RECORD DATE..... Only shareholders of record at the close of business on May
                 __, 2005 are entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at Catuity's offices.

ANNUAL REPORT... This proxy statement contains Catuity's audited financial statements and management's discussion and analysis of results of operations and financial condition. Catuity's Summary Annual Report to Shareholders, which was mailed on or about April 29, 2005, contains our chairman's letter to shareholders, consolidated financial statements, and an independent registered public accounting firm's reports.

PROXY VOTING.... It is important that your shares be represented and voted at the meeting whether you plan to attend the Annual Meeting or not. Please MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the enclosed postage-paid envelope. Any proxy may be revoked at any time prior to its exercise at the meeting.

                             /s/ John H. Lowry III
                             ---------------------
                               JOHN H. LOWRY III
                                   Secretary
                               Detroit, Michigan
                                  May __, 2005

                                TABLE OF CONTENTS

VOTING RIGHTS AND SOLICITATION...............................................    1
   VOTING....................................................................    1
   PROXIES...................................................................    1
   SOLICITATION OF PROXIES...................................................    1

PROPOSALS 1-5  (ELECTION OF DIRECTORS).......................................    2
   GENERAL...................................................................    2
   BUSINESS EXPERIENCE OF DIRECTORS..........................................    2
   RECOMMENDATION OF THE BOARD OF DIRECTORS..................................    3

PROPOSAL 6  (TO APPROVE THE ACQUISITION OF LOYALTY MAGIC PTY LTD)............    4

SUMMARY TERM SHEET...........................................................    4

FORWARD LOOKING STATEMENTS...................................................   11

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMNTS.........................   13

COMPARATIVE, HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA...............   18

MARKET PRICE INFORMATION.....................................................   19

DIVIDEND POLICY..............................................................   19

RISK FACTORS.................................................................   20

   RISKS RELATED TO THE ACQUISITION..........................................   20
   RISKS RELATED TO THE BUSINESS OF THE COMBINED COMPANY.....................   23

THE ACQUISITION..............................................................   25
   REASONS FOR ACQUISITION...................................................   28
   OPINION OF LEADENHALL.....................................................   29
   ABSENCE OF DISSENTER'S OR APPRAISAL RIGHTS................................   31
   DIRECTORS FOLLOWING THE ACQUISITION.......................................   31
   INTERESTS OF OFFICERS AND DIRECTORS IN THE ACQUISITION....................   31
   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS...............................   31
   CONSIDERATION RECEIVED BY OFFICERS AND DIRECTORS OF LOYALTY MAGIC.........   32
   RESALES OF CATUITY COMMON STOCK...........................................   32

THE SHARE SALE AGREEMENT.....................................................   32
   DETAILS...................................................................   32
   OPTIONHOLDERS.............................................................   32
   TIMING OF CLOSING.........................................................   33
   CONSIDERATION.............................................................   33
   PURCHASE PRICE ADJUSTMENT.................................................   33
   ANTI-DILUTION PROVISIONS..................................................   33
   DOWNSIDE PROTECTION.......................................................   33
   ESCROW....................................................................   34
   REPRESENTATIONS AND WARRANTIES............................................   34
   CONDUCT OF BUSINESS PRIOR TO ACQUISITION..................................   36
   ADDITIONAL COVENANTS......................................................   37
   PROTECTIVE COVENANTS......................................................   37
   CONDITIONS PRECEDENT TO CLOSING...........................................   37
   TERMINATION OF THE SHARE SALE AGREEMENT...................................   38
   INDEMNIFICATION...........................................................   38
   FEES AND EXPENSES.........................................................   39
   AMENDMENTS AND WAIVERS....................................................   39

DESCRIPTION OF OTHER MATERIAL AGREEMENTS.....................................   39

BUSINESS OF CATUITY..........................................................   39

CATUITY FINANCIAL INFORMATION................................................   46

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
          OF OPERATIONS (CATUITY)...............................................    46
   OVERVIEW OF SIGNIFICANT ACTIVITIES...........................................    46
   LIQUIDITY AND CAPITAL RESOURCES..............................................    49
   CRITICAL ACCOUNTING POLICIES AND ASSUMPTIONS.................................    51
   REVENUE RECOGNITION..........................................................    51
   DEFERRED TAX ASSETS..........................................................    51
   ACCOUNTING FOR EQUITY INSTRUMENTS............................................    52

BUSINESS OF LOYALTY MAGIC.......................................................    52

LOYALTY MAGIC FINANCIAL INFORMATION.............................................    56

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
          OF OPERATIONS (LOYALTY MAGIC).........................................    56
   OVERVIEW OF SIGNIFICANT ACTIVITIES...........................................    56
   TECHNOLOGY STRATEGY..........................................................    56
   PRODUCT SUITE................................................................    57
   SALES TEAM...................................................................    57
   CRITICAL ACCOUNTING POLICIES AND ASSUMPTIONS.................................    59
   REVENUE RECOGNITION..........................................................    60

PROPOSAL 7  (TO APPROVE THE ISSUANCE OF SHARES OF CATUITY COMMON STOCK
          FOR THE PURPOSE OF  ACQUIRING LOYALTY MAGIC PTY LTD AND TO
          PROVIDE WORKING CAPITAL)..............................................    61
   LISTING RULE REQUIREMENTS....................................................    61
   GENERAL......................................................................    61
   TERMS OF OFFERING............................................................    61
   USE OF PROCEEDS..............................................................    62
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    62
   VOTING EXCLUSION STATEMENT...................................................    62

PROPOSAL 8  (TO APPROVE THE ISSUANCE OF SHARES OF CATUITY COMMON STOCK
          FOR THE PURPOSE OF  AN OFFERING IN THE EVENT THE LOYALTY
          MAGIC ACQUISITION IS NOT APPROVED)....................................    62
   GENERAL......................................................................    62
   TERMS OF OFFERING............................................................    63
   USE OF PROCEEDS..............................................................    63
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    63

PROPOSAL 9  (TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED
          UNDER THE EMPLOYEE STOCK OPTION PLAN).................................    64
   GENERAL......................................................................    64
   SHARES AUTHORIZED............................................................    64
   EMPLOYEE PLAN ADMINISTRATION.................................................    64
   EMPLOYEE PLAN PARTICIPANTS...................................................    64
   STOCK OPTIONS................................................................    65
   INCENTIVE STOCK OPTIONS......................................................    65
   VESTING OF OPTIONS...........................................................    65
   EXERCISE OF OPTIONS..........................................................    65
   RIGHTS AS A SHAREHOLDER......................................................    66
   AMENDMENT....................................................................    66
   NEW EMPLOYEE PLAN BENEFITS...................................................    66
   U.S. INCOME TAX CONSEQUENCES RELATING TO THE EMPLOYEE PLAN...................    66
   OPTION AWARDS................................................................    66
   LIMITATION ON COMPENSATION DEDUCTIONS........................................    67
   WITHHOLDING OF TAX...........................................................    67
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    68

PROPOSAL 10  (TO APPROVE THE GRANT OF OPTIONS TO ALFRED H. (JOHN)
          RACINE III)...........................................................    68
   GENERAL......................................................................    68
   VOTING EXCLUSION STATEMENT...................................................    69
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    69

PROPOSAL 11  (TO APPROVE THE 2005 EMPLOYEE RESTRICTED STOCK PLAN)...............    69
   GENERAL......................................................................    69
   PURPOSE......................................................................    69
   ADMINISTRATION...............................................................    69
   ELIGIBILITY..................................................................    70
   STOCK SUBJECT TO THE PLAN; LIMITATIONS ON AWARDS.............................    70
   RESTRICTED SHARE AWARDS......................................................    70
   TERMINATION OF EMPLOYMENT....................................................    70
   TRANSFER RESTRICTIONS........................................................    70
   PARTICIPANT RIGHTS...........................................................    70
   ADJUSTMENTS..................................................................    70
   AMENDMENT AND TERMINATION....................................................    70
   TAX WITHHOLDING..............................................................    71
   CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES.................................    71
   NEW PLAN BENEFITS............................................................    71
   VOTE REQUIRED................................................................    71
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    71

PROPOSAL 12  (TO APPROVE A PAYMENT OF $16,500 TO CLIFFORD W. CHAPMAN JR. FOR
          SERVICE ON OUR BOARD OF DIRECTORS FROM OCTOBER 21, 2004 TO
          JUNE 30, 2005)........................................................    72
   GENERAL......................................................................    72
   VOTING EXCLUSION STATEMENT...................................................    72
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    72

PROPOSAL 13  (TO APPROVE AN INCREASE IN THE TOTAL ANNUAL COMPENSATION
          THAT MAY BE PAID TO THE BOARD OF DIRECTORS)...........................    72
   GENERAL......................................................................    72
   ASX LISTING RULE REQUIREMENTS................................................
   VOTING EXCLUSION STATEMENT...................................................    73
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    74

PROPOSAL 14  (TO APPROVE AN INCREASE IN THE NUMBER OF STOCK OPTIONS
          AUTHORIZED UNDER THE DIRECTOR STOCK OPTION PLAN)......................    74
   GENERAL......................................................................    74
   SHARES AUTHORIZED............................................................    74
   ELIGIBLE DIRECTORS...........................................................    74
   STOCK OPTIONS................................................................    74
   EXERCISE OF OPTIONS..........................................................    75
   RIGHTS AS A SHAREHOLDER......................................................    75
   AMENDMENT....................................................................    75
   U.S. INCOME TAX CONSEQUENCES RELATING TO THE DIRECTOR PLAN...................    75
   GRANT OF OPTIONS.............................................................    75
   WITHHOLDING OF TAX...........................................................    75
   VOTING EXCLUSION STATEMENT...................................................    76
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    76

PROPOSAL 15  (TO APPROVE THE 2005 NON-EMPLOYEE DIRECTOR RESTRICTED
          STOCK PLAN)...........................................................    76
   PURPOSE......................................................................    76
   ADMINISTRATION...............................................................    76
   ELIGIBILITY..................................................................    76
   STOCK SUBJECT TO THE PLAN; LIMITATIONS ON AWARDS.............................    76
   RESTRICTED SHARE AWARDS......................................................    77
   TRANSFER RESTRICTIONS........................................................    77
   PARTICIPANT RIGHTS...........................................................    77
   ADJUSTMENTS..................................................................    77
   AMENDMENT AND TERMINATION....................................................    77
   TAX WITHHOLDING..............................................................    77
   CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES.................................    78
   NEW PLAN BENEFITS............................................................    78
   VOTE REQUIRED................................................................    78
   VOTING EXCLUSION STATEMENT...................................................    78
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    78

PROPOSAL 16  (TO APPROVE THE ISSUANCE OF SECURITIES TO MEMBERS OF OUR
          BOARD OF DIRECTORS)...................................................    79
   GENERAL......................................................................    79
   VOTING EXCLUSION STATEMENT...................................................    79
   RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................    79

CORPORATE GOVERNANCE............................................................    79
   BOARD COMMITTEES AND MEETINGS................................................    79
   REPORT OF INDEPENDENT DIRECTORS..............................................    80
   PERFORMANCE ENHANCEMENT......................................................    81
   ETHICS AND CODES OF CONDUCT..................................................    81
   RISK MANAGEMENT..............................................................    82
   CONTINUOUS DISCLOSURE........................................................    82

OWNERSHIP OF SECURITIES.........................................................    83
   COMPLIANCE WITH SEC REPORTING REQUIREMENTS...................................    84

EXECUTIVE COMPENSATION AND RELATED INFORMATION..................................    84
   COMPENSATION COMMITTEE REPORT................................................    84
   COMPENSATION PHILOSOPHY AND OBJECTIVES.......................................    84
   COMPENSATION COMPONENTS AND PROCESS..........................................    85
   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..................    85

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION..................................    86
   EXECUTIVE COMPENSATION.......................................................    86

CERTAIN TRANSACTIONS............................................................    90

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.........................    90
   INDEPENDENT PUBLIC ACCOUNTANTS...............................................    91
   AUDIT FEES...................................................................    91
   AUDIT RELATED FEES...........................................................    91
   TAX FEES.....................................................................    91
   ALL OTHER FEES...............................................................    91

SHAREHOLDER PROPOSALS FOR 2006 PROXY STATEMENT..................................    93

OTHER MATTERS...................................................................    93

INDEX TO FINANCIAL STATEMENTS...................................................   F-1

APPENDIX A - ALFRED H. (JOHN) RACINE III STOCK OPTION AGREEMENT.................   A-1

APPENDIX B - CATUITY INC. 2005 EMPLOYEE RESTRICTED STOCK PLAN...................   B-1

APPENDIX C - CATUITY INC. 2005 NONEMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.......   C-1

APPENDIX D - OPINION OF LEADENHALL AUSTRALIA PTY................................   D-1

APPENDIX E - SHARE SALE AGREEMENT...............................................   E-1

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

      We are furnishing these proxy materials for the solicitation of proxies by our Board of Directors for our Annual Meeting of Shareholders to be held on _________________, 2005 at 9:30 a.m. Australian Eastern Standard Time at the
__________________ Australia (_______________, 2005 at 7:30 p.m. United States
Eastern Daylight Standard Time) and at any adjournments or postponements. We first mailed these proxy materials on or about May __ 2005 to all shareholders entitled to vote at the Annual Meeting.

                               PURPOSE OF MEETING

      The specific proposals to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Annual Meeting of Shareholders. We have described each proposal in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

      All references to numbers of shares throughout this Proxy Statement reflect the one (1) share for fifteen (15) shares reverse stock split that was approved by shareholders and completed in November 2004.

VOTING

      Our Common Stock is the only type of security entitled to vote at the Annual Meeting. On ________, 2005, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were ____________ shares of Common Stock outstanding. Each shareholder of record on __________, 2005 is entitled to one vote for each share of Common Stock held on that date. One third of the outstanding shares of Common Stock entitled to vote must be present or represented at the Annual Meeting in order to have a quorum for the conduct of business generally. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the five candidates receiving the highest number of affirmative votes will be elected. Any other matters to be considered at the Annual Meeting require the approval by affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote on those matters at the Annual Meeting. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the shares present or represented and entitled to vote on the particular matter. The inspector of election appointed for the Annual Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

PROXIES

      Whether or not you are able to attend the Annual Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted "FOR" the proposals, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive office in Detroit, Michigan or our Australian office in Ultimo NSW before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

      Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to shareholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we have retained Proxy Services Inc. to assist us in this endeavor. We anticipate that we will pay US$1,500, plus reasonable out of pocket expenses, for these services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our Directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

      As used in this proxy statement, "Company," "us," "we," "our," and similar terms means Catuity, Inc., a Delaware corporation, and one or more of its subsidiaries.

                                  PROPOSALS 1-5

                             (ELECTION OF DIRECTORS)

GENERAL

      The names of our nominees for director, their positions and offices with Catuity are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who your Board may designate to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The five nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

NAME                           AGE   POSITION(S)
----                           ---   -----------
Duncan P.F. Mount              57    Director and Chairman (1),(2)
Alfred H. (John) Racine III    40    Director, President and Chief Executive Officer
Alexander S. Dawson            61    Director (1), (2)
Alan L. Gilman                 61    Director (1), (2)
Clifford W. Chapman            36    Director
Jr.

-------------------
(1) Member, Audit Committee

(2) Member, Compensation Committee

BUSINESS EXPERIENCE OF DIRECTORS

      Duncan P.F. Mount is currently our non-employee Chairman. He has served as our Chairman since May 2003 and as a non-employee Director of Catuity from December 1999 to May 2003, and as a non-employee Director of Chip Application Technologies Limited, our wholly owned subsidiary, from March 1999 to December 1999. From October 1996 to September 1999, he was the Asian adviser to CEF.TAL Investment Management Limited, a Hong Kong based joint venture between the Canadian Imperial Bank of Commerce, Cheung Kong Holdings Limited and TAL Investment Counsel. He spent 17 years in Hong Kong as the Managing Director of Gartmore Investment Management Limited, from May 1980 to October 1988, and as managing director of CEF Investment Management Limited from May 1988 to October 1996, entities which are fund management and investment companies. From October 1996 to December 1998, he was Managing Director of CEF.TAL Australia Limited. He holds a Bachelor and Master of Arts degree in Economics and Law (Hons) from Cambridge University.

      Alfred H.(John) Racine III is currently serving a one year term as our President and Chief Executive Officer and as a member of the Board of Directors. He began his term with Catuity on September 23, 2004. From 1997 to September 2004, Mr. Racine was the founding partner of Altamont Partners, a Charlottesville, VA based strategy and merger advisory firm specializing in payments companies. From 1995 to 1997, he was a principal at SNL Financial, a merger and financial analytics provider for the financial service industry, which is also located in Charlottesville. Prior to SNL, he spent five years in a variety of operational and strategic roles in the financial service division of Thomson Financial. These roles ranged from senior editor of American Banker to managing strategic, marketing and product development. Mr. Racine began his career as a prize-winning journalist. He studied journalism and political science at Southern Illinois University at Carbondale.

      Alexander S. Dawson is currently one of our non-employee Directors. He served as the Chairman of Chip Application Technologies Limited, our wholly owned subsidiary, from November 1992 to December 1999. From April 1987 to January 1991, he was Chief Executive Officer of Arnotts Ltd., Australia's largest biscuit and snack food manufacturing company. From January 1988 to December 1990, he was a member of the Business Council of Australia. He served as Chairman of United Distillers (Australasia) Limited from August 1994 to March 1996. He has a Bachelor of Commerce degree from the University of New South Wales, a Master of Business Administration from Columbia University and is a Fellow of the Institute of Chartered Accountants in Australia.

      Alan L. Gilman is currently one of our non-employee Directors. He joined the Board of Directors, following his retirement from Arthur Andersen LLP, on July 1, 2000 and serves as chairman of the Audit and Compensation Committees of the Board. Previously Mr. Gilman spent over 20 years with Arthur Andersen LLP specializing in the retail industry. From September 1992 to August 1999 he served as the managing partner of Senn-Delaney, a unit of Arthur Andersen specializing in the retail industry. In addition to his role with Senn-Delaney, he held worldwide leadership responsibility for Arthur Andersen's retail industry and consumer products activities. Prior to September 1992, he was an Audit Partner at Arthur Andersen focusing primarily on retail, distribution and advertising. Mr. Gilman holds a bachelor's degree in accounting from Wayne State University and is a Certified Public Accountant.

      Clifford W. Chapman Jr. joined our Board in September 2004 as one of our non-employee Directors. From 2002 to 2004, as CEO, he lead the turnaround of mindSHIFT Technologies, a managed services provider focused on IT outsourcing for small and medium enterprises. From 1998 to 2000, he was the V.P. of Business Integration for AppNet, a full service internet professional service and managed services company. In 1995, he co-founded NMP a full service consulting business and managed hosting company. He holds an MBA from Columbia Business School and a Bachelor of Science in Computer Engineering from Lehigh University.

2004 DIRECTOR COMPENSATION

      During 2004, all non-employee directors, other than Clifford W. Chapman Jr., received a $10,000 annual retainer fee, paid in quarterly payments of $2,500 following each calendar quarter, for serving on the Board. The Chairman of the Board receives an additional $10,000 per year for serving as Chairman. Each director receives $12,000 in fees for attendance at Board meetings, so long as the Director attends at least 75% of the meetings held during the year. Fees of $7,500 per year are paid to the Chairperson of the Audit Committee and $5,000 per year to Board members serving as audit committee members. The Chairperson of the Compensation Committee receives $5,000 per year and members of the committee receive $2,000 per year. Under the Director Stock Option Plan, upon the date a person first becomes a member of the Board, the director automatically receives stock options to acquire 667 Catuity shares. In addition, on the last business day of September of every year, the Chairman receives 417 stock options and each director then in office receives 333 stock options. The exercise price per share of any option granted is the fair market value on the date of grant and the option shares are fully vested on the date of grant. The Company believes that its Director Stock Option Plan, as approved by shareholders, is beneficial because it helps to align the independent director's interests with those of its shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 6

              (TO APPROVE THE ACQUISITION OF LOYALTY MAGIC PTY LTD)

                               SUMMARY TERM SHEET

      This summary term sheet highlights the material information contained in this proposal, but may not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attachments and the other documents to which we refer you for a more complete understanding of the acquisition that is the subject of this proposal.

ASX LISTING RULE REQUIREMENTS

      This proposal seeks your approval of the acquisition of Loyalty Magic Pty Ltd in accordance with Australian Stock Exchange Limited Listing Rule 11.1 and to approve the change in the nature or scale of the activities of our business as a result of the acquisition of Loyalty Magic Pty Ltd in accordance with Australian Stock Exchange Limited Listing Rule 11.1.2.

THE ACQUISITION
(PAGE ___)

      We entered into a Share Sale Agreement, dated March 17, 2005, with the shareholders of Loyalty Magic Pty Ltd, an Australian corporation. Under the terms of the Share Sale Agreement, such shareholders agreed to sell all of the outstanding shares of Loyalty Magic to us. As a result of the acquisition, Loyalty Magic will become our wholly owned subsidiary.

THE COMPANIES

      CATUITY, INC.

      2711 E. Jefferson Ave.
      Detroit, Michigan 48207
      313-567-4348
      www.catuity.com

      Catuity provides technology-based solutions to retailers, which is designed to increase the profitability of its customers at the point of sale
(POS). Today, Catuity sells a hosted, application service provider (ASP) based system that enables the processing of member-based loyalty programs and which can deliver customized discounts, promotions, rewards and points-based programs which are designed to help retailers find, keep and profit from their best customers. Catuity also enables gift card solutions. In 2004, Catuity introduced the first version of its new platform, the Catuity Advanced Loyalty System
(CALS). The system enables robust and highly customizable programs that work on a retailer's payments terminals, electronic cash register and on their internal store networks. Catuity also offers IT services to retailers to support their POS systems maintenance and custom development needs for both Catuity's technology and that of third parties.

      LOYALTY MAGIC PTY LTD

      Level 5
      140 Bourke Street
      Melbourne, VIC 3000
      Australia
      61 3 8663 3200
      www.loyalty-magic.com

      Loyalty Magic is in the business of "Relationship Marketing Solutions" and "Marketing Automation." Loyalty Magic's products have an established ability to communicate with diverse range of devices. Loyalty Magic provides technology solutions and services to its clients to improve their marketing and relationship management capabilities. Loyalty Magic provides end-to-end solutions for clients, from consulting in relationship marketing and management programs, to program implementation, to metrics and reports analysis leading to program improvement. Loyalty Magic provides its clients with a hosted loyalty system on an ASP basis and also licenses its loyalty and reward software to clients who choose to host their own applications. Loyalty Magic's program administration and technical support services are provided to ASP clients. Software customization and other project related services are provided to clients who license Loyalty Magic's software.

ACQUISITION CONSIDERATION
(PAGE ___)

      Unless otherwise indicated, all dollar amounts specified in this summary refer to Australian dollars. At the close of business on ___________, 2005 (the day prior to the filing date of this proxy statement), the Australian dollar was equal to US$_____.

      Subject to the adjustment provisions set forth below, in exchange for all of the outstanding shares and stock options of Loyalty Magic, the Loyalty Magic shareholders will receive an aggregate of A$1,900,000 worth of newly issued Catuity common stock ("Consideration Securities") and A$3,600,000 in cash. Based on the number of shares of our common stock outstanding on ___________, 2005, immediately following completion of the acquisition, and without taking into account any adjustments including the effects of the offering described below, the Loyalty Magic shareholders will own, in the aggregate, approximately ______% of our outstanding common stock on an undiluted basis.

      In order to raise the funds necessary to pay the cash portion of the consideration and to raise additional working capital of A$2,000,000, Catuity intends to conduct an offering of its common stock, which we may refer to as the offering, in Australia. Catuity will seek to raise approximately A$6,000,000. The aggregate number of shares to be issued in the offering will depend on the price of the shares sold in the offering.

CONSIDERATION ADJUSTMENTS
(PAGE______)

      The consideration (both cash and Consideration Securities) may be adjusted to reflect changes in the amount of cash or cash equivalents on the balance sheet of Loyalty Magic on the closing date from a required base of A$300,000. The consideration will be reduced (proportionately between cash and stock) to the extent the cash and cash equivalents of Loyalty Magic on the closing date are less than A$300,000. The purchase price will be increased if Loyalty Magic's cash and cash equivalents on the closing date exceed A$300,000 as a direct result of Loyalty Magic having entered into a "Qualifying Agreement" after the date of the Share Sale Agreement. Whether a new agreement signed between March 17, 2005 and the closing date of the acquisition will be considered a Qualifying Agreement (as opposed to an agreement entered into in the ordinary course of business) will be determined by the chief executive officers of each of Catuity and Loyalty Magic acting reasonably and in accordance with the guidance set forth in the Share Sale Agreement. The amount by which the purchase price will be increased will also be determined by the chief executive officers of each of Catuity and Loyalty Magic acting reasonably and in accordance with the guidance set forth in the Share Sale Agreement.

ANTI-DILUTION PROVISIONS
(PAGE ___)

      The number of Consideration Securities may also be adjusted if Catuity issues shares of its common stock at a price less than A$5.10 within the six month period following the closing of the acquisition. If this occurs, the number of Consideration Securities will be increased to reflect the number that would have been issued at the lower price.

LIMITED PRICE PROTECTION
(PAGE ___)

      Up to 150,000 of the Consideration Securities (as adjusted for any further Consideration Securities issued as a result of the anti-dilution provisions and for any Consideration Securities that are sold in the offering) will carry limited downside price protection. This downside protection will only be available on these shares if the price of Catuity's common stock (as reported on NASDAQ) is lower than A$5.10 or any lower effective issue price ("Required Price") resulting from the operation of the anti-dilution provisions of the Share Sale Agreement. If the downside protection becomes available, the holders of these shares will be entitled to be paid a cash sum by Catuity if they are unable to sell these Consideration Securities for a price that is at least the Required Price during the six month period following the release of these shares from any effective escrow. The Loyalty Magic Shareholders are obligated to sell their Consideration Securities in a fair and reasonable manner so as to ensure that there is an orderly and efficient market for Catuity shares and so as to not cause any undue fluctuations in the trading price of Catuity's common stock. The maximum amount that Catuity will be required to pay in respect of this downside protection is A$510,000. This price protection ends at such time as the Loyalty Magic shareholders have received A$775,000 from the sale of their specified shares in the public market during the 6 month period referred to above. While A$510,000 is the maximum amount Catuity would pay, management estimates a more likely range that Catuity would be likely to pay is A$0 - A$300,000.

OTHER ADJUSTMENTS
(PAGE __)

      The Share Sale Agreement contains detailed provisions regarding adjustments for certain tax liabilities of Loyalty Magic and its subsidiaries, including purchase price adjustments. For more detailed information, we refer you to pages ________ of this proxy statement.

OPTION HOLDERS
(PAGE ___)

      We have agreed, on behalf of Loyalty Magic as part of the A$5.5 million purchase price, to pay each Loyalty Magic optionholder, except Chris Leach, managing director of Loyalty Magic, an amount in cash equal to the difference between the cash consideration payable per share and the optionholder's exercise price per share. Mr. Leach will be paid partially in cash and partially in shares of our common stock. All Loyalty Magic options will be cancelled as a result of acquisition.

ESCROW
(PAGE ___)

      Approximately A$750,000 of cash and Consideration Securities will be held in escrow for six months after the closing of the acquisition, unless Catuity delivers notice to the escrow agent regarding a claim for indemnification. This amount is to secure the Loyalty Magic shareholders' indemnification and warranty obligations under the Share Sale Agreement.

TIMING OF COMPLETION OF ACQUISITION
(PAGE ___)

      The acquisition will be completed on the second business day after all of the conditions to closing set forth in the Share Sale Agreement have been satisfied or, where legally permissible, waived by the party entitled to the benefit of such condition (see "--Material Conditions to the Closing of the Acquisition" below).

      We anticipate completing the acquisition during the third calendar quarter of 2005. However, because the acquisition is subject to certain approvals and other conditions, we cannot predict exactly when the acquisition will be completed.

REASONS FOR THE ACQUISITION
(PAGE ___)

      Our Board of Directors determined that the acquisition of Loyalty Magic and its combination with our company would create a stronger, more competitive industry participant, based on potential benefits that include:

      - the complementary nature of the companies' markets, products, technologies and customers;

      - the more diversified portfolio of products that will result from the combination of the companies;

      - the opportunity to accelerate revenue growth as a result of being able to offer Loyalty Magic's products to Catuity's customers and prospective customers and to offer Catuity's products to Loyalty Magic's customers and prospective customers;

      - the potential ability of the combined company to effectively develop new products and improve existing products by sharing technologies and intellectual property;

      -     the expansion of our presence in new and current markets;

      - the development of an international platform for future acquisitions as and when attractive opportunities arise (we do not have any plans, proposals, commitments or agreements to make any other acquisitions at this time); and

      -     the management team in place at Loyalty Magic.

      Our board of directors also recognized a number of risks and uncertainties inherent in the acquisition, but concluded that, on balance, the potential benefits outweighed the risks associated with the transaction. To review the background and reasons for the acquisition in more detail, see pages ___ through
___.

RISKS RELATED TO THE ACQUISITION AND THE BUSINESS OF THE COMBINED COMPANY (PAGE ___)

      By voting to approve the acquisition, you will be voting to approve the combination of the businesses of our company and Loyalty Magic, which we refer to as the "combined company". In considering whether to vote your shares in favor of the acquisition, you should carefully consider various potential negative factors and risks, including the following:

      - the issuance of our common stock in the acquisition and in the offering will result in substantial dilution to our current shareholders;

      - the number of shares of our common stock to be issued in the acquisition may be increased if Catuity issues shares of its common stock at a price lower than A$5.10 during the six month period following the closing;

      - some or all of the potential benefits of the acquisition may not be realized;

      -     we may not be successful in integrating the two businesses;

      - the risks associated with diverting management resources from day-to-day operational matters, as well as other strategic opportunities;

      - the risk of management and employee disruption associated with the acquisition, including the risk that, despite the efforts of management, key personnel might not remain employed with the combined company; and

      - the risk that acquisition and related integration activities may require more capital and other resources resulting in a greater reduction of our cash reserves and other resources than originally anticipated.

      We urge you to read carefully the risk factors discussed in the section of this proposal entitled "Risk Factors" beginning on page ____.

MATERIAL CONDITIONS TO THE COMPLETION OF THE ACQUISITION
(PAGE ___)

      The obligations of Catuity and the holders of a majority of Loyalty Magic's shares to complete the sale and purchase of the Shares under the Share Sale Agreement are subject to the satisfaction of each of the following customary conditions:

      - obtaining all legal and regulatory approvals in the United States, Australia and other jurisdictions;

      - on the closing date, Catuity's common stock is listed on the NASDAQ and ASX;

      - successful closing of an offering in an amount of at least A$5.6 million;

      -     execution of an employment contract with Chris Leach;

      - completion of the business, operational and financial due diligence of Loyalty Magic by Catuity;

      - written confirmation of the cash and cash equivalents on the balance sheet of Loyalty Magic as at the Completion Date.

      - written confirmation that Loyalty Magic's intellectual property is not subject to any third party claims or third party infringement claims and completion of a technical and product audit;

      - execution of an escrow agreement between the holders of a majority of Loyalty Magic's shares and Catuity with respect to their holdings in Catuity post-acquisition;

      - execution of confidentiality between Loyalty Magic and each of its employees;

      - all representations and warranties made by the holders of a majority of Loyalty Magic's shares in the Share Sale Agreement are true and correct in all material respects as of the date made unless Catuity has accepted a written notification from such shareholders regarding such representation and warranty; and

      - completion of the business, operational and financial due diligence of Catuity by Loyalty Magic.

INDEMNIFICATION PROVISIONS
(PAGE ___)

      The Share Sale Agreement contains detailed provisions regarding the indemnification obligations of the parties. Specifically, the Share Sale Agreement requires us to indemnify the Loyalty Magic shareholders from any damages they incur as a result of any misrepresentation or inaccuracy in any of the representations, warranties or covenants made by us in the Share Sale Agreement or if we fail to fulfill our obligations under the Share Sale Agreement.

      Subject to certain exceptions, the holders of a majority of Loyalty Magic's shares are obligated to indemnify us from any damages we incur as a result of any misrepresentation or inaccuracy in any of the representations, warranties or covenants made by such shareholders in the Share Sale Agreement or if they fail to fulfill any of their material obligations under the Share Sale Agreement. Each such shareholder's liability is limited as set forth in the Share Sale Agreement.

      Other than a tax-related claim, we must make any claim for indemnification within six months of the closing. We must make any tax-related claim within the period in which the Australian Tax Office is able to make a claim against Loyalty Magic, but in any event no later than seven years after the relevant rebate or tax event. We cannot make a claim with respect to a breach or series of related breaches if the amount claimed is less than A$50,000. Further, we cannot make a claim until the aggregate of all claims we have against the Loyalty Magic shareholders exceeds A$200,000.

      Disputed claims for indemnification are subject to mediation. If mediation fails, the dispute may be submitted to court in Victoria, Australia, unless the holders of a majority of Loyalty Magic's shares unanimously agree to have the claim arbitrated.

PROTECTIVE COVENANTS
(PAGE ___)

      Except as otherwise specifically permitted, the Share Sale Agreement prohibits any of the Loyalty Magic shareholders from:

      - engaging in the loyalty and relationship marketing solutions business;

      - employing any person who was an employee of Loyalty Magic at any time during the 12 months immediately preceding the Completion Date;

      - interfering with any relationship between us and our employees, contractors, suppliers or customers; and

      -     using or disclosing any of Loyalty Magic's confidential information.

      These restrictions are applicable to the United States, Canada and Australia for a one year period from and after the Completion Date.

      If these restrictions become invalid or unenforceable, they may be reduced in accordance with the terms of the Share Sale Agreement.

INTERESTS OF OUR EXECUTIVE OFFICERS AND DIRECTORS IN THE ACQUISITION
(PAGE ___)

      None of our directors, executive officers or any of their respective affiliates have any direct or indirect interest in the acquisition. None of our directors are affiliated with or have any interest in Loyalty Magic or any of its shareholders.

ABSENCE OF DISSENTER'S OR APPRAISAL RIGHTS
(PAGE ___)

      Our shareholders are not entitled to dissenter's or appraisal rights under Delaware law in connection with the acquisition.

RECOMMENDATION OF OUR BOARD OF DIRECTORS
(PAGE ___)

      After careful consideration, our Board of Directors has determined that the acquisition is in the best interest of Catuity and its shareholders. The Board has unanimously approved the acquisition and unanimously recommends a vote "FOR" approval of the acquisition.

OPINION OF LEADENHALL
(PAGE ___)

      Leadenhall has completed a valuation of the acquisition and provided a report to our Board of Directors to the effect that, based on and subject to the assumptions made, matters considered and limitations on its review as set forth in the report, as of May 6, 2005, the acquisition consideration to be paid by us in the acquisition to the Loyalty Magic shareholders is fair, from a financial point of view to our shareholders. We paid Leadenhall a fee of A$35,000 in connection with the fairness opinion. The full text of Leadenhall's opinion is attached to this proxy statement as Appendix D. We encourage you to read the text of the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and limitation on the review undertaken. LEADENHALL'S OPINION IS ADDRESSED TO OUR BOARD OF DIRECTORS, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE OR ACT ON ANY MATTER RELATING TO THE ACQUISITION AND THE ISSUANCE OF OUR COMMON STOCK IN THE ACQUISITION.

EFFECT OF A NEGATIVE VOTE ON THE PROPOSAL TO APPROVE OF THE ACQUISITION OR THE PROPOSAL TO APPROVE THE ISSUANCE OF OUR COMMON STOCK IN THE ACQUISITION
(PAGE ___)

      If our shareholders do not approve the acquisition proposal or the proposal to issue our common stock in the acquisition and related offering, we will abandon our efforts to acquire Loyalty Magic. If the proposal is not approved, we intend to proceed with a smaller offering of approximately A$2.0 million to ensure the company has sufficient working capital for continuing operations.

REGULATORY FILINGS
(PAGE ___)

      In connection with the acquisition:

      - we have made and will continue to make the required filings under the Securities Exchange Act of 1934, as amended, relating to the acquisition and the issuance of our common stock in the acquisition, including the filing of this proxy statement with the SEC pursuant to Regulation 14A under the Exchange Act; and

      - we intend to file a Notification Form: Listing of Additional Shares with NASDAQ for the purpose of listing the shares of our common stock to be issued to the Loyalty Magic shareholders in the acquisition.

      We also plan to conduct a registered offering of our common stock in Australia. We intend to raise up to A$7 million from this offering. The offering will be conducted pursuant an exemption from registration under Regulation S promulgated under the Securities Act of 1933. In order to maintain this exemption, persons or entities located in the United States will not be permitted to participate in this offering. See "Proposal 7 - Terms of Offering."

OTHER IMPORTANT TERMS OF ACQUISITION
(PAGE ___)

      To learn more about the other important terms of the acquisition, you should read carefully the sections of this proxy statement titled "The Acquisition" beginning on page ______, the "Share Sale Agreement" beginning on page ____, and each of the appendices to this proxy statement.

                           FORWARD LOOKING STATEMENTS

     This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements include statements as to:

      -     the benefits expected to result from the acquisition of Loyalty
            Magic;

      - the performance and financial condition of Catuity, Loyalty Magic or the combined company following the acquisition; and

      -     the anticipated closing date of the acquisition.

      Any statements contained in this proxy statement, including statements to the effect that Catuity or Loyalty Magic or their respective management "believes," "expects," "anticipates," "plans," "may," "will," "should," "projects," "continues," or "estimates" or statements concerning "potential" or "opportunity" or other variations thereof or comparable terminology or the negative thereof, that are not statements of historical fact are intended to identify forward-looking statements and should be considered forward-looking statements. Such statements, including statements under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations of Catuity" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Loyalty Magic " are subject to risk and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Forward-looking statements represent our reasonable belief and are based on our current expectations and assumptions with respect to future events. While we believe our expectations and assumptions are reasonable, they involve risks and uncertainties beyond our control that could cause the actual results or outcome to differ materially from the expected results or outcome. We provide a cautionary discussion of risks and uncertainties under "Risk Factors," beginning on page __ of this proxy statement.

      We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All subsequent forward-looking statements attributable to Catuity or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this proxy statement may not occur.

            UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

      The following table provides unaudited selected pro forma consolidated financial data as of and for the year ended December 31, 2004. The unaudited pro forma consolidated balance sheet data and the unaudited consolidated statement of operations data presented below as of December 31, 2004, and for the year ended December 31, 2004, have been derived from the financial information of our Company and Loyalty Magic appearing elsewhere in this proxy statement. The information in the table below should be read in conjunction with the audited consolidated financial statements of our Company and Loyalty Magic and related notes. This pro forma data is not necessarily indicative of amounts which would have been achieved had the acquisition been consummated at the beginning of the periods presented and should not be construed as representative of future operations.

                                  CATUITY INC.
                          Year Ended December 31, 2004
                      (in thousands except per share data)

                                         Pro Forma Consolidated (unaudited)
                                         ----------------------------------
Statement of Operations Data:                          None

Net Revenues                                          $2,833
Operating Loss                                       ($4,015)
Net Loss                                             ($3,823)
Net Loss per Share-basic & diluted                   ($ 1.89)

Balance Sheet Data:
Total Assets                                            $9,623
Total Shareholders' Equity                              $8,164

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMNTS

      The following unaudited pro forma consolidated financial statements give effect to our proposed acquisition of Loyalty Magic Pty. Ltd. The acquisition will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standard (SFAS) No. 141 "Business Combinations" (SFAS 141). Under the purchase method of accounting, the total estimated purchase price is allocated to the net tangible and intangible assets of Loyalty Magic, based on their fair values as of the completion of the acquisition. Independent valuation specialists have conducted an independent valuation in order to assist our management in determining the fair values of these assets. The preliminary work performed by the independent valuation specialists has been considered in management's estimates of the fair values reflected in these unaudited pro forma consolidated financial statements. A final determination of these fair values, which cannot be made prior to the completion of the acquisition, will include management's consideration of a final valuation prepared by the independent valuation specialists. This final valuation will be based on the actual net tangible assets of Loyalty Magic that exist as of the date of completion of the acquisition. Amounts preliminarily allocated to intangible assets with definite lives may increase significantly, which could result in a material increase in amortization expense. Therefore, the actual amounts recorded as of the completion of the acquisition may differ materially from the information presented in these unaudited pro forma consolidated financial statements.

      The unaudited pro forma balance sheet as of December 31, 2004 gives effect to the proposed acquisition as if it occurred on December 31, 2004. Our consolidated balance sheet information was derived from our audited consolidated balance sheet as of December 31, 2004, which is incorporated by reference, and Loyalty Magic's unaudited balance sheet as of December 31, 2004. The unaudited pro forma consolidated statement of operations for our fiscal year ended December 31, 2004 is presented as if the transaction was consummated on January 1, 2004 and combines our historical results for the twelve months ended December 31, 2004 with Loyalty Magic's unaudited results for the twelve months ended December 31, 2004.

      The unaudited pro forma consolidated financial statements have been prepared by our management for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Catuity and Loyalty Magic been a combined company during the specified period. The pro forma adjustments are based on the information available at the time of the preparation of this proxy statement. The unaudited pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, Catuity's audited financial statements for our fiscal year ended December 31, 2004; Loyalty Magic's audited financial statements for its fiscal year ended 30 June 2004; and Loyalty Magic's unaudited statement of operations for the six-months ended December 31, 2004, all of which are either included elsewhere in this proxy statement or incorporated by reference.

      Further, the unaudited pro forma consolidated financial statements do not include any adjustments for liabilities resulting from integration planning, as our management is in the process of making these assessments and estimates of these costs that are not currently known. Management of both Catuity and Loyalty Magic also expect that the combining of the businesses will generate cost savings and revenue synergies that have not been included in the unaudited pro forma consolidated financial statements. Certain reclassifications have been made to conform Loyalty Magic's financial statements to Catuity's presentation. In addition to the receipt of the final valuation, the impact of ongoing integration activities, the timing of completion of the acquisition and other changes in net tangible and intangible assets of Loyalty Magic that occur prior to completion of the acquisition could cause material differences in the information presented.

      For purposes of the accompanying unaudited pro forma consolidated financial statements, amounts denominated in Australian dollars in Loyalty Magic's financial statements have been converted to United States dollars using the December 31, 2004 exchange rate, of .7801, for purposes of the balance sheet and the average exchange rate, of .73713, for the statement of operations for the year ended December 31, 2004.

                                  CATUITY INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              (all amounts in USD)
                                   (Unaudited)

                                                         DECEMBER 31, 2004
                                     --------------------------------------------------------
                                                     LOYALTY      PRO FORMA       PRO FORMA
                                       CATUITY        MAGIC      ADJUSTMENTS     CONSOLIDATED
                                     -----------   -----------   -------------   ------------
Assets
Current Assets:
  Cash and cash equivalents          $ 2,560,683   $    97,760   $ 4,680,600 A   $  4,530,683
                                                                  (2,808,360)B
  Accounts receivable-trade, less         36,211       542,861            --          579,072
   allowance

  Restricted cash                        116,012            --            --          116,012
  Investments                                 --           322            --              322
  Prepaid expenses and other             127,429        24,312            --          151,741
                                     -----------   -----------   -----------     ------------
Total current assets                   2,840,335       665,255     1,872,240      5,377,830

Non-Current Assets:

  Property and equipment, net            162,780       135,209            --           297,989
  Capital leasing, net                        --        70,197            --            70,197
  Goodwill                                    --            --     2,914,131 B       2,535,807
                                                                    (378,324)C
  Other intangible assets                                          1,532,439 B      1,532,439
                                     -----------   -----------   -----------     ------------
  Total non-current assets               162,780       205,406     4,068,246        4,436,432
                                     -----------   -----------   -----------     ------------
Total Assets                         $ 3,003,115   $   870,661   $ 5,940,486     $  9,814,262
                                     ===========   ===========   ===========     ============
Liabilities and Shareholders'
Equity
Current Liabilities:

  Accounts payable                   $   150,584   $   127,036                   $    277,620
  Deferred revenue                           266       114,569                        114,835
  Accrued compensation                   317,433       163,990                        481,423
  Other accrued expenses                  87,208        21,582       156,020 B        428,631
                                                                     163,821 A
  Trust liability                         91,722            --                         91,722
                                     -----------   -----------   -----------     ------------
Total current liabilities                647,213       427,177       319,841        1,394,231

Capital leasing liability                               65,160                         65,160

Shareholders' equity:
  Common stock -                             778     2,105,825    (2,105,825)C          2,028
                                                                         301 B
                                                                         949 A
  Additional paid-in capital          36,603,127            --     1,481,889 B     42,600,846
                                                                   4,515,830 A

  Shareholder loans                      (79,533)           --                        (79,533)
  Foreign currency translation
   adjustment                             96,656            --                         96,656

  Accumulated deficit                (34,265,126)   (1,727,501)    1,727,501 C    (34,265,126)
                                     -----------   -----------   -----------     ------------
Total shareholders' equity             2,355,902       378,324     5,620,645        8,354,871
                                     -----------   -----------   -----------     ------------
Total Liabilities and
Shareholders' Equity                 $ 3,003,115   $   870,661   $ 5,940,486     $  9,814,262
                                     ===========   ===========   ===========     ============

                                  CATUITY INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              (all amounts in USD)
                                   (Unaudited)

                                                          DECEMBER 31, 2004
                                      ----------------------------------------------------------
                                                      LOYALTY      PRO FORMA         PRO FORMA
                                        CATUITY        MAGIC      ADJUSTMENTS       CONSOLIDATED
                                      -----------   -----------   -------------     ------------
Revenue :
  Project                                 248,379   $   240,481                     $    488,860
  Service revenue                         467,533     1,770,607                        2,238,140
  License revenue                          43,200        63,115                          106,315
                                      -----------   -----------   -------------     ------------
Total revenue                             759,112     2,074,203                        2,833,315

COST OF REVENUE AND OTHER OPERATING

EXPENSES:

  Cost of Project revenue                 103,151       549,460                          652,611
  Cost of service revenue                 297,075       883,481                        1,180,556
  Cost of license revenue                      --            --                               --
  Research and development              1,282,753       163,951                        1,446,704
  Sales and Marketing                     867,362        80,582                          947,944
  General and administrative            1,912,999       555,926         151,408 D      2,620,333
                                      -----------   -----------   -------------     ------------
Total costs and expenses                4,463,340     2,233,400         151,408        6,848,148
                                      -----------   -----------   -------------     ------------

Operating income/(loss)                (3,704,228)     (159,197)       (151,408)      (4,014,833)

Interest income                            96,777         8,929                          105,706
Income tax (expense)/benefit                   --        85,750                           85,750

                                      -----------   -----------   -------------     ------------
Net income/(loss)                     $(3,607,451)  $   (64,518)       (151,408)    $ (3,823,377)
                                      ===========   ===========   =============     ============

Net income/(loss) per share-basic &
diluted                               $     (4.64)                                  $      (1.89)
                                      ===========   ===========   =============     ============
Weighted average shares

outstanding-basic & diluted               777,226                                      2,027,240
                                      ===========   ===========   =============     ============

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

      1.    Basis of Presentation

      On March 17, 2004 we entered into the share sale agreement ("Agreement") pursuant to which we agreed to acquire all of the outstanding capital of Loyalty Magic. Pursuant to the Agreement, Catuity agreed to pay $3.6 million Australian dollars (or approximately $2.8 million U.S. dollars using the exchange rate on December 31, 2004) in cash and issue securities worth $1.9 million Australian dollars (or approximately $1.48 million U.S. dollars using the exchange rate on December 31, 2004) in exchange for 100% of Loyalty Magic's share capital.

      The aggregate purchase price to acquire Loyalty Magic is $5.5 million Australian dollars. For the purpose of these unaudited pro forma consolidated financial statements, we have assumed that Catuity's common stock price is $4.93 USD per share (based on an average of closing prices for Catuity's stock on the Nasdaq SmallCap market from March 15, 2005 through March 21, 2005, the five trading days centered on the day the transaction was announced). Estimated direct transaction expenses of $200,000 Australian dollars (or approximately $156,000 U.S. dollars using the exchange rate on December 31, 2004) have been included as a part of the total purchase cost.
      The preliminary estimated total purchase cost of Loyalty Magic is as follows:


                                                                         IN U.S. DOLLARS (USING THE EXCHANGE
                                                 IN AUSTRALIAN DOLLARS        RATE OF DECEMBER 31, 2004)
                                                 ---------------------   -----------------------------------
Cash payment                                           $3,600,000                      $2,808,360
Value of Securities issued                              1,900,000                       1,482,190
Estimated transaction costs                               200,000                         156,020
                                                       ----------                      ----------
Preliminary estimated total purchase cost              $5,700,000                      $4,446,570


      Under the purchase method of accounting, the total estimated purchase price as shown in the table above is allocated to the net tangible and intangible assets of Loyalty Magic based on their estimated fair values as of the date of the completion of the acquisition. Based on information currently available, subject to potentially material changes upon receipt of an independent final valuation of the acquisition and other factors described in the introduction to these unaudited pro forma consolidated financial statements, the preliminary estimated purchase price is allocated as follows:




                                                                         IN U.S. DOLLARS (USING THE EXCHANGE
                                                 IN AUSTRALIAN DOLLARS        RATE OF DECEMBER 31, 2004)
                                                 ---------------------   -----------------------------------
Net working capital                                    $  305,189                      $  238,078
Property & Equipment                                      263,308                         205,406
Capital lease obligations                                 (83,528)                        (65,160)
Identifiable intangible assets                          1,964,413                       1,532,439
Goodwill                                                3,250,618                       2,535,807
                                                       ----------                      ----------
Preliminary estimated total purchase cost (1)          $5,700,000                      $4,446,570

(1) No adjustment has been made to the purchase price to reflect a cash balance below $300,000 Australian dollars, as the Company expects that the cash balance will be at $300,000 Australian dollars at the close of the transaction. In the event that the cash balance is below $300,000 Australian dollars at the close of the transaction, goodwill will be reduced for the decrease in purchase price.

      The estimated identifiable intangible assets are as follows:

                                                 VALUE (IN U.S. DOLLARS)     LIFE (IN YEARS)
                                                 ----------------------      --------------
Trademarks                                               $  535,577            indefinite
Software                                                    408,357                     5
Customer contracts                                          273,197                     5
Customer relationships                                      150,972                    10
In process R&D                                              164,336                   N/A
                                                         ----------
Total estimated identifiable intangible assets           $1,532,439

      2.    Pro Forma Adjustments

      A. Adjustment to reflect gross proceeds of $4,680,600 ($6 million Australian dollars) from the issuance of 949,367 shares of Catuity common stock at $4.93 U.S. dollars per share, net of estimated costs of $163,821 U.S. dollars to raise capital, in order to fund the purchase of Loyalty Magic and to provide increased working capital;

      B. Adjustment to record: (1) $2,808,360 U.S. dollars of the purchase price paid in cash to Loyalty Magic shareholders (2) $1,482,190 for the issuance of 300,647 shares of Catuity common stock at $4.93 U.S. dollars per share and (3) less $156,020 of estimated direct costs in order to complete the acquisition;

      C.    Adjustment to eliminate historical shareholders' equity of Loyalty
            Magic.

      D. Adjustment to reflect the preliminary estimated amount of amortization of acquired intangible assets with finite lives.

            U.S. GAAP Adjustments

      3. Certain adjustments have been made to the unaudited historical financial statements of Loyalty Magic as of December 31, 2004, to conform to U.S. GAAP. (i) Approximately A$210,000 of expenses related to web development and new platform development that were previously capitalized have been expensed in accordance with U.S. GAAP. (ii) Approximately A$34,250 of revenue previously recognized was deferred in accordance with U.S. GAAP.

         COMPARATIVE, HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

      The following table provides certain historical per share data and consolidated per share data on an unaudited pro forma basis after giving effect to the acquisition using the purchase method of accounting. The pro forma consolidated per share data was derived from financial information of our Company and Loyalty Magic appearing elsewhere in this proxy statement. The information in the table below should be read in conjunction with the historical consolidated financial statements of our Company and Loyalty Magic and related notes. The pro forma data is not necessarily indicative of amounts which would have been achieved had the acquisition been consummated at the beginning of the periods presented and should not be construed as representative of future operations.

                                  CATUITY INC.

                                        Year Ended December 31, 2004
                                        ----------------------------
                                                         Pro Forma
                                                        Consolidated
                                        Historical      ------------
                                        ----------       (unaudited)

Cash dividends per share                   None              None
Loss per share from continuing
operations- basic & diluted (1)          $(4.64)           $(1.89)

Book value per share (2)                 $ 3.03            $ 4.03

(1) Historical loss per share from continuing operations is calculated by dividing our net loss for the period by the weighted average shares of our common stock outstanding for the period. Pro forma consolidated loss per share from continuing operations is calculated by dividing pro forma consolidated net loss for the period by the weighted average share of our common stock outstanding for the period, after giving effect to the acquisition and the issuance of shares to raise capital as if these events had been completed on January 1, 2004.

(2) Historical book value per share is calculated by dividing our total shareholders' equity as of December 31, 2004 by the shares of our common stock outstanding at that date. Pro forma consolidated book value per share is calculated by dividing pro forma consolidated shareholders' equity as of December 31, 2004 by the sum of (i) shares of our common stock outstanding at that date, and (ii) shares issued pursuant to the acquisition of Loyalty Magic and the issuance of shares to raise capital.

                            MARKET PRICE INFORMATION

      Our high and low sales prices on the ASX and NASDAQ for the quarter ended March 31, 2005 and each quarter within the last two fiscal years are shown below, both in Australian dollars and in U.S. dollars. We completed a reverse stock split in November 2004, therefore, all prices below have been adjusted to show the retroactive effect of the reverse stock split.

                              HIGH              LOW              HIGH                 LOW
        PERIOD           (AUSTRALIAN $)   (AUSTRALIAN $)   (UNITED STATES $)   (UNITED STATES $)
----------------------   --------------   --------------   -----------------   -----------------
2005:
First Quarter               $  7.00          $  3.90            $  8.30              $ 3.47

2004:
First Quarter               $ 42.00          $ 12.30            $ 42.00              $10.65
Second Quarter              $ 16.50          $  6.45            $ 17.25              $ 4.50
Third Quarter               $ 10.65          $  5.10            $  6.75              $ 3.30
Fourth Quarter              $  6.00          $  4.36            $  9.10              $ 3.30

2003:
First Quarter               $ 60.00          $ 45.75            $ 36.00              $26.25
Second Quarter              $ 53.25          $ 32.25            $ 34.50              $21.00
Third Quarter               $ 88.50          $ 32.25            $ 52.50              $20.10
Fourth Quarter              $ 42.00          $ 30.45            $ 29.55              $23.25

      On March 16, 2005, the trading day immediately prior to the public announcement of the execution of the Share Sale Agreement, the reported high and low sales prices per share of our common stock on NASDAQ were $5.79 and $4.70, respectively. On [_______], 2005, the last trading day prior to the date of this proxy statement, the reported high and low sales prices per share of our common stock on NASDAQ were $[_____] and $[______], respectively.

      As of _____________, 2005, the record date for the annual meeting, we had [___________] holders of record of our common stock.

                                 DIVIDEND POLICY

      We have not, to date, paid any dividends on our common stock. While it is our present intention to maintain this policy, the declaration of dividends is at the discretion of our board of directors and will be determined by our board after consideration of various factors, including, our liquidity and financial condition.

                                  RISK FACTORS

      By voting to approve the acquisition and the issuance of our common stock in the acquisition and the offering, you will be voting to approve the combination of the businesses of our company and Loyalty Magic, which we may refer to below as the "combined company." Such a combination involves a high degree of risk and consequently, in addition to all of the other information contained in this proxy statement and its attachments, you should consider carefully the following risk factors before determining how to vote.

RISKS RELATED TO THE ACQUISITION

THE NUMBER OF SHARES OF OUR COMMON STOCK TO BE ISSUED IN THE ACQUISITION WILL NOT BE ADJUSTED FOR ANY INCREASES IN THE MARKET VALUE OF OUR COMMON STOCK THAT MAY OCCUR PRIOR TO COMPLETION OF THE ACQUISITION, WHICH COULD RESULT IN AN EFFECTIVE INCREASE IN THE DOLLAR VALUE OF THE ACQUISITION CONSIDERATION WE PAY TO ACQUIRE LOYALTY MAGIC.

      The number of shares of common stock that we will issue to the Loyalty Magic shareholders in the acquisition will not be adjusted to take into account any increases in the market value of our common stock that may occur prior to completion of the acquisition. The stock purchase agreement was entered into on March 17, 2005. The aggregate value of the 300,647 shares we will issue to the Loyalty Magic shareholders, as measured by the average closing price of our common stock on the five trading days centered on the day the transaction was announced of $4.93USD, was approximately $1,482,190. On [_______________], 2005, the last trading day prior to the date of this proxy statement, the closing price of our common stock was $[_______] per share, as reported on NASDAQ. Accordingly, the aggregate value of the ______ shares we will issue to the Loyalty Magic shareholders, as measured by the closing price of our common stock on _____________], 2005, was approximately $[________] million. If the market price of our common stock on the closing date of the acquisition is greater than $[______] per share, the value of the shares we will issue in the acquisition would correspondingly increase, which would have the effect of increasing the aggregate dollar value of the acquisition consideration we have agreed to pay to acquire Loyalty Magic, while the value of the outstanding share capital of Loyalty Magic will be unaffected by these factors. At the time of the annual meeting, our shareholders will not know the actual aggregate dollar value of the stock portion of the acquisition consideration we will pay in exchange for the outstanding share capital of Loyalty Magic.

THE ISSUANCE OF APPROXIMATELY 300,647 SHARES OF OUR COMMON STOCK TO THE LOYALTY MAGIC SHAREHOLDERS IN THE ACQUISITION WILL RESULT IN SUBSTANTIAL DILUTION TO OUR CURRENT STOCKHOLDERS.

      The issuance of approximately 300,647 shares of our common stock to the Loyalty Magic shareholders in the acquisition will significantly dilute the voting power and ownership percentage of our current stockholders. Based on the number of shares of our common stock outstanding as of _____________, 2005, the record date for the annual meeting, the _______________ shares of our common stock to be issued in the acquisition would constitute approximately [___]% of the outstanding shares of our common stock immediately following completion of the acquisition, on a primary basis. Based on the same number of outstanding shares of our common stock as of ________, 2005, our current stockholders in the aggregate would hold approximately [___]% of the outstanding shares of our common stock immediately following completion of the acquisition, on a primary basis. This percentage will be reduced if any shares of our common stock are issued at a price that is lower than A$5.10 during the six month period following the closing of the acquisition, as this will trigger the anti-dilution provisions of the Share Sale Agreement that require further shares of our common stock to be issued to the Loyalty Magic shareholders.

THE ISSUANCE OF APPROXIMATELY 949,367 SHARES OF OUR COMMON STOCK IN OUR OFFERING WILL RESULT IN SUBSTANTIAL DILUTION TO OUR CURRENT STOCKHOLDERS.

      In order to raise the funds necessary to pay the cash portion of the consideration to the Loyalty Magic shareholders and to raise additional working capital, we intend to offer shares of our common stock in a offering in Australia. We intend to raise approximately $6,000,000 in the offering. The aggregate number of shares to be issued in the offering will depend on the offering price of the shares sold in the offering. Based on the closing price of our common stock (as quoted on NASDAQ) on ___________________, 2005, we will be required to issue

___________________ shares to purchasers in the offering. The issuance of these shares will significantly dilute the voting power and ownership percentage of our current stockholders. Based on the number of shares of our common stock outstanding as of _____________, 2005, the record date for the annual meeting (after giving effect to the issuance of shares to the Loyalty Magic shareholders), the approximately _________ shares of our common stock to be issued in the offering would constitute approximately [___]% of the outstanding shares of our common stock immediately following completion of the offering, on an undiluted basis. Based on the same number of outstanding shares of our common stock as of ________, 2005 (after giving effect to the issuance of shares to the Loyalty Magic shareholders, our current stockholders in the aggregate would hold approximately [___]% of the outstanding shares of our common stock immediately following the issuance of shares to the Loyalty Magic shareholders and completion of the offering, on an undiluted basis. The Loyalty Magic shareholders and the purchasers in our offering may sell substantial amounts of our common stock in the public market which could cause the market price of our common stock to fall, and could make it more difficult for us to raise capital through public offerings or other sales of our capital stock.

WE ARE REQUIRED TO PROVIDE LIMITED PRICE PROTECTION TO THE LOYALTY MAGIC SHAREHOLDERS THAT MAY REQUIRE US TO PAY CERTAIN AMOUNTS TO SUCH SHAREHOLDERS, WHICH COULD HAVE AN ADVERSE EFFECT ON THE COMBINED COMPANY'S RESULTS OF OPERATIONS.

      We are required to provide the Loyalty Magic shareholders limited price protection if the closing price of our common stock (as quoted on NASDAQ) on the last business day immediately prior to the date on which the common stock issued as consideration to the Loyalty Magic shareholders is released from escrow, the weighted average share price of our common stock (as quoted on NASDAQ) for the immediately preceding 20 trading days is less than A$5.10 (or such lower effective price at which those shares were deemed to be issued as a result of the triggering of anti-dilution protections provided to the Loyalty Magic shareholders). In such event, six months after the date on which those shares are released from escrow we will pay certain specified Loyalty Magic shareholders who receive our stock as partial consideration in the acquisition an amount up to the difference between such weighted average share price and A$5.10 (or such effective price at which those shares were deemed to be issued as a result of the triggering of anti-dilution protections provided to the Loyalty Magic shareholders). We are required make such payment only to those Loyalty Magic shareholders who are named, and with respect to those shares specified. The named shareholders must request such payment. The maximum amount we will pay to all such shareholders is A$510,000. This price protection ends at such time as such shareholders have received A$775,000 from the sale of the specified shares of stock in the open market or by a payment made under these provisions.

INTEGRATION OF THE BUSINESSES OF OUR COMPANY AND LOYALTY MAGIC MAY BE DIFFICULT AND WILL CONSUME SIGNIFICANT FINANCIAL AND MANAGERIAL RESOURCES, WHICH COULD HAVE AN ADVERSE EFFECT ON THE COMBINED COMPANY'S RESULTS OF OPERATIONS.

      Following the acquisition, the combined company will attempt to integrate our company's and Loyalty Magic's respective products and services and will begin to share common systems, procedures and controls. We will need to overcome significant challenges in order to realize the expected benefits and synergies from the acquisition. These challenges include the timely, efficient and successful execution of a number of post-transaction activities, including:

      -     integrating the operations of Loyalty Magic with our operations;

      -     retaining and assimilating key personnel of Loyalty Magic;

      -     integrating product offerings;

      - coordinating sales and marketing efforts to effectively communicate the capabilities of the combined company;

      - demonstrating to the customers of both companies that the combination will not result in adverse changes in product quality or customer service and will, in fact, improve service an product quality;

      - coordinating and rationalizing research and development activities of the combined company to achieve the timely introduction of new products with appropriately reduced costs;

      - preserving important relationships of both companies and resolving potential conflicts that may arise; and

      - creating and implementing uniform standards, controls, procedures, policies and information systems.

      The execution of these post-transaction activities will involve significant risks and may not be successful. Risks associated with these activities include:

      - the potential disruption of our ongoing business operations and distraction of our management from day-to-day operational matters, effective management of sales opportunities and timely development of other strategic opportunities;

      - a potential strain on our financial and managerial controls and reporting systems and procedures;

      - unanticipated expenses and potential delays related to integration of the operations, technology and other resources of Loyalty Magic;

      -     the inability of the combined company to increase product sales;

      - the failure of key markets for the combined company's products to develop to the extent or as rapidly as currently expected;

      -     the impairment of relationships with customers or suppliers;

      - the impairment of relationships with employees or the inability to retain key employees;

      - greater than anticipated costs and expenses related to restructuring, including employee severance or relocation costs and costs relating to vacating facilities;

      - a significant reduction in our cash resources which, among other things, could potentially have an adverse effect on our ability to fund other strategic acquisitions (although we do not have any plans, proposals, commitments or agreements to make any other acquisitions at this time); and

      - potential unknown liabilities associated with the acquisition and the combined operations that may not be fully covered by indemnification obligations of the Loyalty Magic shareholders.

      In addition, the differences in the two companies cultures could present significant obstacles to the timely, cost-effective integration of the companies. We may not succeed in addressing these risks or other problems that may be encountered in connection with the acquisition. The inability to successfully integrate the operations, technology and personnel of both companies, or any significant delay in achieving integration, could have a material adverse effect on the business and results of operations of the combined company after the completion of the acquisition and, as a result, on the market price of our common stock.

THE SIGNIFICANT DIRECT AND INDIRECT COSTS OF THE ACQUISITION AND INTEGRATION COULD ADVERSELY AFFECT THE FINANCIAL PERFORMANCE OF THE COMBINED COMPANY.

      We expect to incur approximately $170,000 of costs in connection with the acquisition, including:


      - the fees of Leadenhall in connection with its delivery of a valuation opinion to our board of directors;

      - costs and expenses for services provided by our lawyers, accountants and other professionals in connection with the acquisition and our offering; and

      - the legal costs incurred by the Loyalty Magic shareholders and Loyalty Magic that in connection with the acquisition, up to a maximum amount of A$25,000.

      This amount is an estimate and could increase. Furthermore, the costs and expenses we incur in connection with the acquisition, other than the transaction expenses incurred by the Loyalty Magic shareholders and Loyalty Magic that are related to the acquisition must be paid even if the acquisition is not completed.

      If the acquisition is completed, the transaction costs and expenses attributable to financial advisory, legal and accounting services incurred by us and the transaction expenses incurred by the Loyalty Magic shareholders and Loyalty Magic that will be paid by us under the terms of the Share Sale Agreement will be capitalized as a component of the purchase price. Goodwill associated with the acquisition will be required to be tested at least annually for impairment, and we will be required to record a charge to earnings, in an amount that is not currently estimable, if there is an impairment in the value of such goodwill at a later date. Other intangible assets acquired in connection with the acquisition will be amortized over their estimated useful lives.

      We expect to charge the other transaction costs and expenses during the periods in which they are incurred, which will reduce our earnings or increase our losses during those periods. We might not be able to manage these acquisition-related costs effectively, and they could be higher than we currently estimate. If we do not manage these costs effectively, our business operations, financial results and stock price could be adversely effected.

RISKS RELATED TO THE BUSINESS OF THE COMBINED COMPANY

IF WE ARE UNABLE TO SUCCESSFULLY INTEGRATE LOYALTY MAGIC'S EMPLOYEES INTO OUR CORPORATE AND EMPLOYEE CULTURE AFTER THE ACQUISITION, POTENTIAL BENEFITS COULD BE LOST OR DIMINISHED.

      The combined company will face challenges inherent in merging distinct employee and corporate cultures into an integrated whole. The inability to successfully integrate employee and corporate cultures, or any significant delay in achieving a successful integration, could adversely affect the combined company's ability to retain and attract personnel, could result in the loss or decrease of efficiency and/or the synergies expected to be achieved as a result of the acquisition, and could have a material adverse effect on the combined company and the market price of our common stock after completion of the acquisition.

THE COMBINED COMPANY WILL FACE INTENSE COMPETITION, WHICH COULD RESULT IN LOWER REVENUES, HIGHER RESEARCH AND DEVELOPMENT EXPENDITURES AND ADVERSELY AFFECT THE COMBINED COMPANY'S RESULTS OF OPERATIONS.

      Both our company and Loyalty Magic operate in industries characterized by aggressive competition, rapid technological change, evolving technology standards and short product life cycles. Many competitors of the combined company utilize similar technologies to that of the combined company and have substantially greater resources and expertise in financial, technical and marketing areas than the combined company will have. Competitors of the combined company may introduce products that are competitively priced, have increased performance or functionality or incorporate technological advances that the combined company has not yet developed or implemented.

      To remain competitive, the combined company must continue to develop, market and sell new and enhanced products at competitive prices, which will require significant research and development expenditures. If the combined company does not develop new and enhanced products or if it is not able to invest adequately in its research and development activities, its business, financial condition and results of operations could be negatively impacted.

UNLESS IT KEEPS PACE WITH CHANGING TECHNOLOGIES, THE COMBINED COMPANY COULD LOSE CUSTOMERS AND FAIL TO WIN NEW CUSTOMERS.

      The future success of the combined company will depend upon its ability to develop and introduce a variety of new products and services and enhancements to these new products and services in order to address the changing needs of the marketplace. The combined company may not be able to accurately predict which technologies customers will support. If the combined company does not introduce new products, services and enhancements in a timely manner, if it fails to choose correctly among technical alternatives or if it fails to offer innovative products and services at competitive prices, customers may forego purchases of the combined company's products and services and purchase those of its competitors.

IF THE COMBINED COMPANY'S PRODUCTS DO NOT PERFORM AS PROMISED, THE COMBINED COMPANY COULD EXPERIENCE INCREASED COSTS, LOWER MARGINS AND HARM TO ITS REPUTATION.

      The failure of the combined company's products to perform as promised could result in increased costs, lower margins and harm to the reputation of the combined company. This could result in contract terminations and have a material adverse effect on the business and financial results of the combined company.

IF THE COMBINED COMPANY FAILS TO ADEQUATELY MANAGE ITS RESOURCES, IT COULD HAVE A SEVERE NEGATIVE IMPACT ON ITS FINANCIAL RESULTS OR STOCK PRICE.

      The combined company could be subject to fluctuations in technology spending by existing and potential customers. Accordingly, the combined company will have to actively manage expenses in a rapidly changing economic environment. This could require reducing costs during economic downturns and selectively growing in periods of economic expansion. If the combined company does not properly manage its resources in response to these conditions, the results of operations of the combined company could be negatively impacted.

FUTURE ACQUISITIONS OF COMPANIES OR TECHNOLOGIES MAY RESULT IN DISRUPTIONS TO THE COMBINED COMPANY'S BUSINESS.

      The growth strategy of the combined company could include additional acquisitions of companies or technologies that complement those of the combined company. Future acquisitions by the combined company could involve risks inherent in acquisitions, such as:

   - challenges associated with integrating acquired technologies and business of operations acquired companies;

   -  exposure to unknown liabilities;

   -  diversion of managerial resources from day-to-day operations;

   -  possible loss of key employees, customers and suppliers;

   -  higher than expected transaction costs; and

   - additional dilution to our existing shareholders if we use our common stock as consideration.

      If we fail to manage these challenges adequately, our results of operations and stock price could be adversely affected.

GENERAL ECONOMIC CONDITIONS COULD AFFECT THE BUYING AND CONTRACT RENEWAL CYCLES OF CUSTOMERS.

      The business of the combined company will be selling products and services to retailers. The business of retailers is greatly affected by economic cycles, including, but not limited to, factors such as interest rate and currency fluctuations, matters which affect their cost of goods, and labor costs. Importantly, a retailer's ability to sell its products is also influenced by consumer confidence in how the general condition of the economy may affect their personal well-being. As such, the combined company will face the risk that general economic conditions, such as slow economic growth and the effects of events such as Sept. 11, 2001, could have an adverse impact on our business. Such adverse impacts could cause customers to delay, defer, cancel or otherwise reconsider a purchasing decision.

                                 THE ACQUISITION

BACKGROUND OF THE ACQUISITION

      It is the intent of this section to provide a detailed chronology and context for the major events which lead to the execution of the Share Sale Agreement. At all times, negotiations were collegial and during the course of the discussions, the management teams and boards of directors established a clear understanding of the strengths and weaknesses of the respective companies and created a shared plan for the growth of the combined company.

      Our board of directors was actively involved in the discussions and negotiating strategies and reviewed the drafts of the legal agreements, which led to, and include, the Share Sale Agreement. In monthly board meetings and in frequent individual teleconferences to provide status and issue updates, expressions of support and approval were requested and always unanimously received.

      Generally, all dates listed are to the best recollection of the participants in the transaction and are U.S. calendar dates; provided, however, that meetings held face-to-face in Sydney or Melbourne conform to the Australian calendar, which is effectively one day ahead of the U.S.

      In April, 2004, our board of directors approved a new strategic direction for Catuity. The board determined that strategic acquisitions would play an important role in implementing this new strategy. In meetings immediately before and leading up to the 2004 Annual Meeting of Shareholders in Sydney, Australia, the board determined that we should focus on delivering loyalty and gift card solutions to North American retailers. In doing so, we decided and, on May 11, 2004, publicly announced that we would move away from our existing smart card-focused technology platform. At the same time, we determined that we would seek to merge with or acquire companies which were (i) profitable; and (ii) focused on serving the loyalty processing needs of North American retailers.

      As part of our new strategy, on June 4, 2004 we engaged the firm of Altamont Partners, and specifically Mr. Alfred H. (John) Racine, III, its founding partner, to proactively seek merger partners or acquisition targets in the U.S., Canada and Australia. At the time, our management team began to meet with companies which were focused on selling loyalty solutions, payment solutions, information technology or "IT" related services and consulting services to our target market of retailers. Separately, but closely related to our new strategy, we also began a proactive effort to sell to or exclusively license or partner with other firms who were specifically focused on geographic markets outside of North America where the our existing technology, commonly referred to as Cat X or the smart loyalty platform, could be marketed. We determined that our smart loyalty technology would be potentially valuable outside of North America in markets where the global Europay/MasterCard/Visa
(EMV) chip card standards were being mandated and where adoption was well underway by card issuers and retailers. Through Mr. Racine, we contacted key executives and business managers at more than 100 firms based in or serving markets in Europe, the Middle East, Africa, and Asia-Pacific, including Australia. We also publicized our interest in industry trade journals and through well respected advisers and consultants to broaden the pool of potential buyers or partners for our technology. Discussions were held with more than 20 firms. One of those firms was Loyalty Magic Pty Ltd, which expressed an interest on or about July 12, 2004. At the time, Loyalty Magic was reviewing a business opportunity in which the prospective client was committed to using a smart card based solution. Pursuant to a standard mutual non-disclosure agreement, we reviewed our technical capabilities with Chris Leach, the managing director and CEO of Loyalty Magic. Loyalty Magic determined that our smart loyalty technology did not fit its needs at the time.

      On or about August 10, 2004, we initiated preliminary discussions with Mr. Leach about Loyalty Magic's interest in a business combination. Through these discussions we learned more about Loyalty Magic's technology, product focus, customer mix, financial operations and ownership structure. At this time, we also learned that Loyalty Magic was undergoing a restructuring to streamline its tiered capital structure and to facilitate a possible sale of the company. We learned that many of the long-term investors in Loyalty Magic, which was founded in 1994, were interested in liquidity. Equally important, we learned that Loyalty Magic's largest shareholder, A-B Venture Fund Company Pty Ltd, a Sydney-based venture capital fund, was advocating the outright sale of the company. At our August 17, 2004 board meeting, Mr. Racine delivered a report on the due diligence process relating to Loyalty Magic.

      Mr. Racine was introduced to Roger Buckeridge, the co-founder of Allen & Buckeridge and a managing partner of A-B Venture Fund Company Pty Ltd. In preliminary meetings held in Sydney on August 20, 2004 Mr. Buckeridge indicated that Catuity could provide the Loyalty Magic shareholders with access to the U.S. capital markets through its listing on NASDAQ. He also mentioned that his fund, while fully supportive of Loyalty Magic, was looking to create an exit strategy for its investment by 2007, when the fund would mature. We were represented in those discussions by two of our directors, Messrs. Alexander S. Dawson and Duncan P.F. Mount.

      Mr. Racine traveled to Australia in mid-August to conduct preliminary due diligence on Loyalty Magic and other potential targets and to better understand the market for loyalty and related services. During this trip, Mr. Racine met with a total of four companies to discuss a possible business combination with Catuity. From August 23 through August 24, 2004, Mr. Racine worked in the Melbourne offices of Loyalty Magic to review financial, operational, legal, and customer records. During that time, Mr. Racine also met with key Loyalty Magic employees and received a demonstration of the its sales process and ASP technology. Separately, Mr. Racine met with Mr. Buckeridge and Mr. Leach, informally, to better understand the issues and concerns of the Loyalty Magic board members and shareholders if a transaction were to proceed. The parties discussed the possible valuation and structure of a transaction and identified concerns to be addressed during further due diligence and negotiations. These issues included, but were not limited to, the risks associated with each company; opinions on the management teams of both companies; identification of the benefits of the combined company; discussions about the capital needs of the combined company; and a review of legal, financial and regulatory issues which would need to be addressed, including the potential for NASDAQ compliance issues. Both sides agreed on an informal process for ensuring continuous disclosure of material and confidential information.

      At the end of the initial due diligence effort, Mr. Racine briefed our board by email and phone and met in Sydney with Mr. Dawson and Mr. Mount to discuss how to proceed. At that meeting, held at the Sydney Westin on in late August, 2004, the directors indicated that they believed that a change in executive management would be necessary in order to consummate a transaction and execute on our new strategy. On behalf of the board, Mr. Mount, our non-management chairman, asked Mr. Racine, if he would accept the position of President and CEO. Ultimately, Mr. Racine accepted the position. Mr. Racine entered into a one-year employment contract on September 23, 2004. At that time, Altamont Partner's fee-based relationship with us was cancelled. Also, our board was expanded to include a new director, Clifford W. Chapman Jr.

      As a result of the management change, active negotiations and due diligence with Loyalty Magic were temporarily deferred. Informal exchanges of information continued, however, between Mr. Racine and Mr. Leach. In mid-October of 2004, Mr. Racine travelled to Australia to meet with certain of our shareholders to brief them, in public sessions, on our recovery strategy. Our board invited Mr. Leach and Mr. Buckeridge to attend the public briefings. They attended an informational shareholder session held in our Sydney office on October 20, 2004 and afterwards, participated in a demonstration of our technology. In addition, Messrs. Buckeridge and Leach met informally with Mr. Racine and three of our directors, Messrs. Dawson and Mount and Mr. Chapman. During the course of the meeting, it was determined that Mr. Chapman, who has extensive experience with technology companies and in merger and acquisition activities, would travel to Melbourne to conduct high-level due diligence of Loyalty Magic. This occurred on October 22, 2004. Mr. Chapman endorsed proceeding with discussions and subsequently shared his favorable views with the full Board.

      With full and unanimous support from our board on November 12, 2004, Mr. Racine delivered a letter of intent to Mr. Leach. The non-binding offer proposed a total consideration of approximately A$4.98 million, which included A$4,097,000 to be paid at closing with 50% paid in cash and 50% paid in shares of Catuity's common stock. Additionally an earn-out provision allowed for up to another A$881,736 to be paid in additional shares of Catuity's common stock based on Loyalty Magic's performance through December 31, 2005. As a result of negotiations, a second draft of the letter of intent was sent to Loyalty Magic on November 15, 2004 proposing an increase in the purchase price to approximately A$5.5 million. This included the payment of A$4,625,513 at the closing of the transaction, with 50% to be paid in cash and 50% in shares of our common stock. Again, the agreement provided for an earn-out provision which allowed for up to another A$881,736 to be paid in additional shares of common stock based on Loyalty Magic's performance through December 31, 2005. On November 16, 2004, our board authorized a final letter of intent that was delivered to Loyalty Magic on November 18, 2004. That third and final version of the letter of intent provided for a total consideration of A$6,000,000.00 with 60% of the amount paid in cash and the remaining 40% paid in shares of our common stock. Among other provisions, the letter of intent required that Loyalty Magic have at least $400,000 in cash or cash equivalents on hand at the closing of the transaction and that any shortfall would result in a dollar-for-dollar reduction in the final purchase price. On November 23, 2004 Loyalty Magic responded with questions about Catuity, the timing for executing on its new strategy and the amount and possible structure of a capital raise. At this time, Mr. Racine and Mr. Buckeridge negotiated directly on key points of the transaction. These points included anticipated terms of a capital raise to support the transaction; issues of board structure, including a possible seat on the board by Mr. Buckeridge; and our plan to regain full compliance with NASDAQ listing requirements. Mr. Mount was apprised of these discussions. On November 25, 2004, the Board of directors of Loyalty Magic authorized the execution of the November 18th version of the letter of intent. The letter of intent had an initial expiration date of January 12, 2005.

      During the week of December 6, 2004, certain of our executives traveled to Melbourne to conduct financial, legal, operational, technical and strategic due diligence on Loyalty Magic. The due diligence team included, Mr. Racine, Jack Lowry, our Chief Financial Officer and John Chappell, one of our senior software engineers. These individuals conducted technical due diligence on Loyalty Magic. During the course of a week, Messrs. Racine, Lowry and Chappel reviewed the records of Loyalty Magic, conducted face-to-face conversations with Loyalty Magic team members and directors to better understand the business, its sales backlog and development process. Separately, Messrs. Racine, Lowry and Chappel spoke with competitors of Loyalty Magic, retailers and others to gain a more detailed understanding of the market and Loyalty Magic's good reputation in the Australian market.

      Based on their review of Loyalty Magic's business, Catuity, working with its legal counsel, Arnold Bloch Leibler in Melbourne, created the first draft of the Share Sale Agreement to acquire Loyalty Magic. The agreement was reviewed, discussed and authorized by our board. That document reflected the financial terms of the letter of intent and, for the first time, spelled out important provisions such as indemnification, warranties and the conditions to close the transaction. The Share Sale Agreement was provided to Loyalty Magic on or about December 15, 2004. On December 30, 2004, Mr. Leach responded with comments which principally included objections to the levels of liability that the Loyalty Magic's shareholders would bear. Mr. Leach proposed that the Loyalty Magic shareholders' bear no liability for future tax claims which occurred before the transaction was closed. Further, Mr. Leach proposed that the total liability of the Loyalty Magic Shareholders be capped at A$500,000. Catuity strongly objected and negotiations did not progress until on or about January 11, 2005, when a new version of the Share Sale Agreement was issued with language proposing a mediation process for resolving disputes related to claims and potential liabilities. This new version of the agreement also provided details for an escrow structure in which a portion of the consideration would be held until potential claims were resolved. The letter of intent expired on January 12, 2005, ending the exclusivity period. In good faith, both sides agreed to extend the full terms of the letter of intent, including the exclusivity period, while discussions continued.

      As both sides continued to negotiate the various terms and conditions of the Share Sale Agreement, Loyalty Magic informed us that it had been notified by an existing customer in writing that it intended to terminate its business relationship with Loyalty Magic. Loyalty Magic advised us during the customer review process in December 2004 that this customer might be at risk because it had been acquired by a new parent company, which had publicly expressed a desire to move away from the use of loyalty programs. At this point, we slowed the negotiating process and again conducted a detailed review with Mr. Leach of the Loyalty Magic's prospects and sales management approach. Every account or prospect considered material to Loyalty Magic's financial performance through 2006 was individually reviewed. Upon completion of this review, Mr. Racine told both Mr. Leach and Mr. Buckeridge that we would proceed with a final agreement only if the total consideration was reduced. Mr. Racine, Mr. Leach, Mr. Buckeridge and the legal counsel representing the Loyalty Magic shareholders, Cameron Billingsley met at the Sydney offices of Allen & Buckeridge in early February, 2005. Mr. Racine laid out the rationale for a lower purchase price, noting that a successful capital raise would require a valuation that investors saw as reasonable and a financial forecast which shareholders would believe was achievable. After sometimes tense and pointed discussions, both sides agreed to a reduced purchase price of A$5,500,000.00 with a requirement that Loyalty Magic have at least A$300,000.00 in cash or cash equivalents available at the closing. The consideration paid to the Loyalty Magic shareholders would be paid 65% in cash and 35% in shares. On February 4, 2005, the board of directors of Loyalty Magic recommended the approval of the terms of the transaction to its shareholders. In the days that followed, numerous discussions were held about warranties and other provisions in the Share Sale Agreement. Most significantly, the two sides debated and ultimately agreed on provisions in the Share Sale Agreement that would allow us to increase the total size of the capital raise and to provide for a limited lockup arrangement with respect to the shares issued to the Loyalty Magic shareholders. Mr. Buckeridge, whose interests were most directly affected by this provision, made it clear that he would not sign the final agreement unless certain "downside protections" were provided to the Loyalty Magic shareholders.

      On March 1, 2005, the Loyalty Magic shareholders provided their first draft of their disclosure letter to be included in the Share Sale Agreement. On March 2, 2005, Mr. Buckeridge, Mr. Leach, Loyalty Magic's counsel, Mr. Billingsley and Craig Holden, an associate of Mr. Buckeridge's met at Allen & Buckeridge's offices in Sydney. Brian Meltzer and Michelle Benson of Loyalty Magic also attended by telephone. Mr. Racine and Michael Dodge, a partner with Arnold Bloch Leibler, represented Catuity. As a result of that meeting, substantially all the final details were resolved. On March 9, 2005, the Loyalty Magic shareholders delivered the disclosure schedules to us for review. Following a careful review of these schedules, we determined that no substantive issues existed. The final version of the Share Sale Agreement was delivered to all parties on March 15, 2005 and was formally executed on March 17, 2005.

      Subsequent to the announcement of the execution of the Agreement, we formally engaged advisers and counsellors to assist in the closing of the transaction and the capital raise transaction. We continue to engage in almost daily discussions with the management of Loyalty Magic, including periodic reviews of issues and events which support the forecasts of costs and revenues presented to us during our due diligence review of Loyalty Magic. On May 8, 2005, our Board agreed to accept Leadenhall's opinion and approved the filing of this proxy statement.

      Arnold Bloch Leibler, counsel for Catuity in connection with the acquisition of Loyalty Magic, is a leading provider of legal advice on commercial transactions, specifically mergers and acquisitions, in the Australian market. As such, certain members of ABL, as the firm is commonly known, have in the past, and may in the future, represent the current shareholders of Loyalty Magic in connection with matters unrelated to the acquisition.

REASONS FOR ACQUISITION

      Our board unanimously recommends that the shareholders approve the proposed acquisition of Loyalty Magic. Management believes the transaction supports our publicly stated growth strategy. The reasons for completing the acquisition can be summarized as follows:

      - The acquisition provides a growth platform in the Australian and New Zealand marketplaces with the potential for new business relationships in other markets;

      - Loyalty Magic offers complimentary products, as well as new services to those offered by us and has an established customer base which enhances the credibility of the combined company to serve clients and prospects in North America;

      - The proposed acquisition and our offering will strengthen our balance sheet and improve our perception in the market as we compete for business in North America, Australia and other markets;

      - Loyalty Magic's capital investments in calendar year 2004, its expanded operations, and its key personnel will allow us to defer or eliminate similar investments; and

      - We will be able to market Loyalty Magic's applications in the U.S., while Loyalty Magic will be able to market our applications in Australia.

      The decision by our board of directors to enter into an agreement to acquire Loyalty Magic has been driven by benefits on many levels. Since our 2004 Annual Shareholder Meeting held on May 12, 2004, our board has consistently indicated that a key element of our strategy is to acquire companies whose business focus is complimentary to ours. While the acquisition of Loyalty Magic alone will not accomplish this goal, it is an important step in creating a loyalty processing company focused on delivering profits. The completion of the acquisition establishes our credibility as an acquirer with other potential acquisition targets, especially those in the U.S. Since the announcement of the Loyalty Magic acquisition, Catuity has restarted or accelerated conversations with other target companies in both Australia and the U.S. No assurances can be made at this time that any of those discussions will result in the consummation, announcement or completion of a subsequent acquisition or other business combination.

      In addition, we also believe the acquisition makes solid business sense on an operational basis. Loyalty Magic currently serves 26 established customers, including some household names in the Australian retail market. In undertaking this acquisition, we believe that Loyalty Magic has a reputation for delivering successful loyalty programs to its clients and that this reputation can be leveraged into increased market share in Australia and in other selected markets. We also believe that Loyalty Magic's products will provide us with a capability to serve smaller to mid-size North American clients more economically than with our larger, more feature-rich platform. Our strategy is to operate both platforms, in parallel, to serve the differing needs of clients and prospects in North America, both large and small. This approach is consistent and widely practiced across the payment processing industry. Clients and prospects have differing levels of need and technological sophistication. It is important to be able to offer choices between a more basic and lower cost platform, such as the Loyalty Magic technology, and a more robust and feature-rich capability such as our CALS. The acquisition is also an excellent way to acquire and more fully utilize existing personnel's skills and key talents. Operationally, Loyalty Magic has developed and successfully deployed applications which extend loyalty solutions to kiosks, over a wireless local area network, and other e-commerce platforms. All of these points of customer contact are increasingly important to the strategies of retailers in Australia and North America. The proven track record of Loyalty Magic in delivering these innovations will enhance the credibility of the combined company as we execute our sales strategy in both markets. Additionally, Loyalty Magic has an established expertise and reputation in managing confidential and critical client information on behalf of clients. We estimate that Loyalty Magic manages data on consumers which represent at least one in ten households in Australia. We will be able to build on the experience, knowledge, credibility and technological infrastructure of Loyalty Magic to enhance the combined company's ability to sell and deliver those same services in North America.

OPINION OF LEADENHALL

      We engaged Leadenhall Australia Ltd, or Leadenhall, to review the acquisition of Loyalty Magic and advise us as to whether acquisition of Loyalty Magic is fair, from a financial point of view, to our shareholders. On May 6, 2005, Leadenhall delivered its opinion to our board of directors that, from a financial point of view, the acquisition is fair to us. We paid Leadenhall a fee of A$35,000 in connection with the fairness opinion. The full text of Leadenhall's opinion is attached to this proxy as Appendix D. We encourage you to read the test of the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken.

      LEADENHALL'S OPINION IS ADDRESSED TO OUR BOARD OF DIRECTORS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDERS SHOULD VOTE OR ACT ON ANY MATTER RELATING TO THE ACQUISITION AND THE ISSUANCE OF COMMON STOCK IN THE ACQUISITION.

      We retained Leadenhall to provide our Board of Directors with an independent opinion of the fairness of the proposed transaction with Loyalty Magic. Additionally, Leadenhall assessed the value of our equity both before and after the completion of the proposed acquisition and prepared a purchase price allocation compliant with SFAS 141. We imposed no limitations on the scope of Leadenhall's investigation or the procedures to be followed by it in rendering its opinion. Leadenhall's opinion was provided for the information and assistance of the board in connection with its consideration of the acquisition of Loyalty Magic.

      In arriving at its opinion, Leadenhall reviewed and analyzed:

      - Audited financial statements of Loyalty Magic for the fiscal years ending June 30, 2002 through June 30, 2004;

      - Certain interim financial statements prepared by the management of Loyalty Magic, including for the periods ending January 31, 2005 and February 28, 2005;

      - Earnings and Cash Flow forecasts for Catuity and Loyalty Magic for the financial years ending December 31, 2005 to December 31, 2010;

      - An executed copy of the Share Sale Agreement by and among Catuity and the shareholders of Loyalty Magic; and

      - Financial Statements of Catuity as filed with the SEC and the ASX for the periods ending December 31, 2002 to December 31, 2004.

      Leadenhall also held discussions with members of Catuity's and Loyalty Magic's senior management regarding their assessment of past and current business operations, financial condition, and future prospects of the Catuity and Loyalty Magic.

      In arriving at its opinion, Leadenhall assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of that information and further relied upon the assurances of our management that they were not aware of any facts or circumstances that would make that information inaccurate or misleading. With respect to the financial projections we provided Leadenhall, upon our advice and the advice of Loyalty Magic, Leadenhall assumed that those projections had been reasonably prepared on a basis reflecting the then best currently available estimates and judgments of our management and the management of Loyalty Magic as to future financial performance and that both companies would perform substantially in accordance with those projections. In arriving at its opinion, Leadenhall conducted only a limited physical inspection of our properties and facilities and those of Loyalty Magic and did not make or obtain from third parties any evaluations or appraisals of our assets or liabilities or those of Loyalty Magic. Leadenhall's opinion necessarily is based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion letter. Leadenhall expressed no opinion as to the prices at which the shares of our common stock may trade at any time following the consummation of the acquisition of Loyalty Magic.

      In connection with rendering its opinion, Leadenhall performed certain financial, comparative and other analyses, as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its fairness opinion, Leadenhall did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Leadenhall believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the opinion. In its analyses, Leadenhall made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control.

      The standard of value adopted in Leadenhall's opinion is Fair Market Value. Fair Market Value is defined as the price, expressed in terms of cash equivalents, at which property would change hands between the hypothetical willing and able buyer and a hypothetical willing and able seller, acting at arm's length in an open and unrestricted market, when neither is under any compulsion to buy or sell or when both parties have reasonable knowledge of the relevant facts. This valuation was prepared on a going concern basis. In reaching its conclusions, Leadenhall considered a number of customary approaches in assessing the transaction, including a cost approach, an income approach and a market approach. The cost approach was deemed to be inappropriate as Catuity and Loyalty Magic were assumed to be going concerns. At the time Leadenhall prepared its report, it was unaware of appropriately comparable transactions for comparison to the acquisition of Loyalty Magic. As such, Leadenhall determined that a comparable market approach was not appropriate for determining the value of Loyalty Magic. However, given that Catuity is a publicly traded company, on both the Australian Stock Exchange and NASDAQ, Leadenhall did review comparable companies to determine the value of Catuity. As a result, the income approach was deemed appropriate for the valuation of Loyalty Magic and the income and market approaches were adopted for the valuation of Catuity.

FAIR MARKET VALUE ANALYSIS

      The table below illustrates Leadenhall's opinion that the consideration to be offered to Loyalty Magic is less than the Fair Market Value.

                                         US $000
                                        --------
LOYALTY MAGIC FAIR MARKET                5,212.1
CONSIDERATION                            4,225.7
                                        --------
EXCESS OF VALUE OVER CONSIDERATION      $  986.4
                                        ========

POTENTIAL CHANGE IN CATUITY EQUITY VALUE - USD

      The table below illustrates the potential pre and post fair market value of Catuity common equity on a minority basis. The currency of the value per share is USD. The table illustrates that the change in equity value is approximately 5% depending on the valuation approach considered.

SYNTHESIS OF DISCOUNTED CASH FLOW AND MARKET VALUE PER SHARE

                                        PRE ACQ     ACQ    POST ACQ   %CHANGE
                                        -------   ------   --------   -------
DISCOUNTED CASH FLOW                    $  3.66   $ 3.98   $   3.85     5.3%
MARKET VALUE (CURRENT & POTENTIAL)      $  3.73   $ 4.06   $   3.92     5.2%

      Leadenhall is a Corporate Adviser of over twenty years and is the holder of an Australian Financial Services License issued by the Australian Securities and Investments Commission ("ASIC"). Leadenhall specializes in financial valuations including the valuation of companies, businesses and intangible assets. Leadenhall is a member of the Australian Taxation Office national panel for valuations and the ASIC Panel of Independent Experts. Leadenhall has provided numerous fairness opinions in Australian merger and acquisition transactions.

      No material relationship has existed between Leadenhall and Catuity or Leadenhall and Loyalty Magic prior to the date of this proxy statement. Leadenhall did not determine, nor did it recommend, the amount of consideration to be paid to the Loyalty Magic shareholders. We selected Leadenhall because of its expertise, reputation and familiarity with the Australian markets and because its professionals have substantial experience in transactions comparable to the acquisition.

ABSENCE OF DISSENTER'S OR APPRAISAL RIGHTS

      Catuity's shareholders are not entitled to dissenter's or appraisal rights under Delaware law or the rules and regulations of the ASX in connection with the acquisition of Loyalty Magic.

DIRECTORS FOLLOWING THE ACQUISITION

      The Board of Directors of Catuity will not change following the completion of the acquisition of Loyalty Magic.

INTERESTS OF OFFICERS AND DIRECTORS IN THE ACQUISITION

      None of our directors or executive officers or any of their respective associates has any direct or indirect interest in the acquisition of Loyalty Magic.

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

      Other than as described under "--Background of the Acquisition" or elsewhere in this proxy statement:

      - there have been no past contacts, transactions or negotiations between Catuity or, to the best of its knowledge, any of its directors, executive officers, control persons or other affiliates on the one hand, and Loyalty Magic or any of its directors, executive officers, control persons or other affiliates, on the other hand, concerning a merger, consolidation or acquisition, a tender offer or other acquisition of securities, an election of directors, or a sale or other transfer of a material amount of assets; and

      - neither Catuity nor, to the best of its knowledge, any of its directors, executive officers, control persons or other affiliates is a party to any present or proposed material agreement, arrangement or transaction, or otherwise has any understanding or relationship with Loyalty Magic or any of its officers, directors, control persons or other affiliates that would require disclosure herein under the rules and regulations of the SEC.

CONSIDERATION RECEIVED BY OFFICERS AND DIRECTORS OF LOYALTY MAGIC

      To the extent that the executive officers and directors of Loyalty Magic own shares of Loyalty Magic, such officers and directors will receive their pro-rata portion of the consideration paid by us in the acquisition.

RESALES OF CATUITY COMMON STOCK

      In order to raise the proceeds necessary to pay the cash portion of the consideration to the Loyalty Magic shareholders (and to raise additional working capital), we intend to conduct an offering of our common stock in Australia. The offering will be conducted pursuant to an exemption from registration under Regulation S ("Regulation S") promulgated under the Securities Act. (See "Proposal 7 - Terms of Offering"). If the Loyalty Magic acquisition is not approved, we intend to conduct a smaller offering in Australia to raise approximately A$2,000,000. This offering will also be conducted pursuant to an exemption from registration under Regulation S. (See "Proposal 8 - Terms of Offering").

                            THE SHARE SALE AGREEMENT

      This section of the proxy statement provides a summary of all the material provisions of the Share Sale Agreement, but it may not contain all the information that is important to you. We urge you to carefully read the Share Sale Agreement, which can be found as Appendix E to this Proxy Statement.

DETAILS

      Pursuant to the terms of the Share Sale Agreement, Catuity will acquire all of Loyalty Magic's issued and outstanding shares of stock ("Shares") from the Loyalty Magic shareholders ("LM Shareholders"). As a result of this transaction, Loyalty Magic will become a wholly owned subsidiary of the Catuity.

OPTIONHOLDERS

      Loyalty Magic has issued options to purchase 206,062 of its shares to certain persons. All of the options issued by Loyalty Magic to its employees will be cancelled immediately prior to closing in exchange for an amount that is equal to the difference between the amount of cash consideration paid to the Loyalty Magic shareholders, other than those owned by Chris Leach (as adjusted in accordance with the formulas described below), on a per share basis, and the exercise price of the relevant options. Catuity has agreed to pay these amounts on behalf of Loyalty Magic. This amount is included in the total consideration described below. Mr. Leach will be paid partially in cash and partially in shares of Catuity common stock.

TIMING OF CLOSING

      The sale and purchase of the Shares will be completed on the date that is two business days after the date on which the last of the conditions to closing set forth in the Share Sale Agreement have been satisfied or waived or such later date as Catuity and the holders of a majority of Loyalty Magic's outstanding shares ("Majority Shareholders") may agree. We expect to complete the sale and purchase of the Shares during the third quarter of 2005, however, because the transaction is subject to certain approvals and other conditions we cannot predict exactly when the closing will occur.

CONSIDERATION

      In exchange for the Shares, the LM Shareholders will receive A$3,600,000 in cash and A$1,900,000 worth of newly issued shares of Catuity's common stock ("Consideration Securities"). The cash payment and the value of the Consideration Securities may be adjusted in accordance with the adjustment provisions described below.

PURCHASE PRICE ADJUSTMENT

      The cash payment and the value of the Consideration Securities may be adjusted to reflect changes in the level of cash or cash equivalents on the balance sheet of Loyalty Magic at closing from a required base of A$300,000. The total consideration will be reduced dollar for dollar (proportionately between cash and stock) to the extent the cash and cash equivalents of Loyalty Magic on the closing date are less than A$300,000. The cash portion of the consideration will be increased dollar for dollar to the extent Loyalty Magic's cash and cash equivalents on the closing date exceed A$300,000 as a direct result of Loyalty Magic having entered into a "Qualifying Agreement" after the date of the Share Sale Agreement. Whether a new Agreement signed between March 17, 2005 and the closing date of the acquisition will be considered a Qualifying Agreement (as opposed to an agreement entered into in the ordinary course of business) will be determined by the chief executive officers of each of Catuity and Loyalty Magic acting reasonably and in accordance with the guidance set forth in the Share Sale Agreement.

ANTI-DILUTION PROVISIONS

      The number of Consideration Securities may also be adjusted if Catuity issues shares of its common stock at a price lower than A$5.10 during the six month period following the closing. If this occurs the number of Consideration Securities will be increased to reflect the number that would have been issued at the lower price. Any other equity securities issued to a person acquiring those new shares will also be issued to the LM Shareholders. For example, if other equity securities, such as warrants or options, are issued together with the new shares of common stock to participants in our offering, warrants or options of that kind must be issued on a pro-rata basis to the Loyalty Magic shareholders to whom the Consideration Securities were issued.

DOWNSIDE PROTECTION

      Up to 150,000 of the Consideration Securities (as adjusted for any further Consideration Securities issued due to the anti-dilution provisions and as reduced due to any Consideration Securities that are sold in a an offering) will carry downside protection. This downside protection will only be available on these shares if the closing price of Catuity's common stock (as quoted on NASDAQ) is lower than A$5.10 or any lower effective issue price ("Required Price") resulting from the anti-dilution provisions. If the downside protection is available, the holders of these shares will be entitled to be paid a cash sum by Catuity if they are unable to sell their Consideration Shares for a price that is at least the Required Price during the six months following the time at which these shares are released from escrow. The LM Shareholders are obligated to sell their Consideration Securities in a fair and reasonable manner so as to ensure that there is an orderly and efficient market for Catuity shares and that there is not undue fluctuations in the trading price of the Catuity shares. The maximum amount that the Catuity will be required to pay in respect of downside protection is A$510,000. This price protection ends at such time as such shareholders have received A$775,000 from the sale of their respective shares in during the six month period referred to above.

ESCROW

      The Majority Shareholders and Catuity will jointly instruct an escrow agent to hold A$259,091 worth of Consideration Securities and A$490,909 in cash. Such shares and cash will be held by the escrow agent for a period of six months following the closing date. This amount is to secure payment of any indemnification claims we might have against the LM Shareholders under the Share Sale Agreement. Shares and cash may be released from escrow prior to the expiration of the six month period in order to satisfy the LM Shareholders' obligations to us.

REPRESENTATIONS AND WARRANTIES

      The Share Sale Agreement contains various representations and warranties made by the LM Shareholders, subject to the qualifications set forth in the Share Sale Agreement, including the following:

      - the LM Shareholders ownership of the Shares free and clear of any encumbrances;

      - the power and authority of each LM Shareholder to enter into and perform its obligations under the Share Sale Agreement; and

      - that each LM Shareholder is not insolvent and the transfer of the Shares will not breach any obligation or agreement binding on such LM Shareholder.

      The Share Sale Agreement contains various representations and warranties made by the Majority Shareholders, subject to the qualifications set forth in the Share Sale Agreement, including in relation to the following matters:

      -     the capital structure of Loyalty Magic;

      -     that Loyalty Magic is validly incorporated and is not insolvent;

      - that the financial statements of Loyalty Magic were prepared in accordance with the accounting standards approved by Australian law and give a fair and true view of the assets and liabilities, financial position and the state of affairs of Loyalty Magic;

      - standard financial warranties regarding any outstanding liabilities of Loyalty Magic;

      -     the valid ownership of all of the assets of Loyalty Magic;

      - the maintenance and accuracy of Loyalty Magic records including tax records;

      - the absence of any pending or threatened prosecution, litigation or arbitration proceedings relating to Loyalty Magic's business and no unsatisfied judgments against Loyalty Magic;

      - the existence and identification of all insurance policies for the benefit of Loyalty Magic and that each insurance policy is currently in full force and effect and all applicable premiums have been paid;

      - Loyalty Magic beneficially owns or has an enforceable right to use all of its intellectual property rights listed in the schedules to the Share Sale Agreement, the use of Loyalty Magic's intellectual property rights does not infringe upon the intellectual property of any third party and Loyalty Magic does not use or acquire in its business any intellectual property rights other than those listed in the schedule to the Share Sale Agreement;

      - Loyalty Magic owns, licenses or leases all the software set out in the schedule to the Share Sale Agreement, the software has no material defects or viruses and the computer systems and servers used by Loyalty Magic to operate its business and such systems are operated at a level acceptable for adequate operation of the business;

      - the accounts of Loyalty Magic include all items of plant and equipment owned by Loyalty Magic with a written-down value in excess of A$10,000, all plant and equipment of Loyalty Magic is in reasonable working condition and is in the physical possession of Loyalty Magic or a client of Loyalty Magic in the ordinary course of business;

      - all business premises leased or occupied by Loyalty Magic in respect of its business are set out in the schedules to the Share Sale Agreement and Loyalty Magic has exclusive occupation of its business premises (free from all encumbrances, unusual restrictions or third party rights);

      - there has been no claim, breach or circumstance likely to give rise to any claim or breach in respect of any environmental law;

      - all material contracts of Loyalty Magic are set out in the schedules to the Share Sale Agreement are valid, binding and enforceable;

      - there has been no notice from any of the suppliers or customers to alter, suspend, terminate or materially limit its relationship with Loyalty Magic or in relation to the acquisition of the Shares by Catuity;

      - Loyalty Magic has not breached the provisions of the Trade Practices Act (which regulates anti-trust and consumer protection matters in Australia) or any consumer product legislation;

      - the employees listed in the Share Sale Agreement are the only employees of Loyalty Magic and the contractual terms of their employment are set out in their respective employment agreements;

      - all the required statutory pension payments for the employees have been made by Loyalty Magic;

      - the facts set out in the schedules to the Share Sale Agreement are true and correct in all material respects and are not, whether by omission or information or otherwise, materially misleading or deceptive, all information relating to Loyalty Magic which is prudent to a prospective purchaser of Shares will want to know, has been disclosed to such purchaser, the Majority Shareholders make no representations or warranties in relation to any forecast concerning future matters; and

      -     that Loyalty Magic has complied with all tax laws.

      The Share Sale Agreement contains representations and warranties made by Catuity, subject to the qualifications set forth in the Share Sale Agreement, including in relation to the following matters:

      - Catuity has the power and authority to enter into and perform its obligations under the Share Sale Agreement;

      - the Agreement is binding on Catuity and will not violate any law, or any of Catuity's organizational documents;

      - Catuity will transfer good and marketable title and full beneficial title of the Consideration Securities to the LM Shareholders;

      - the issuance of the Consideration Securities will not contravene any provision of the General Corporation Law of the State of Delaware or any other applicable law;

      - Catuity acknowledges that it has had the opportunity to conduct due diligence on Loyalty Magic which was guided by the view and information provided by or on behalf of Loyalty Magic; and

      -     Catuity has filed all of the forms required by any tax authority.

CONDUCT OF BUSINESS PRIOR TO ACQUISITION

      From the date of the Share Sale Agreement until the closing date, unless Catuity first consents in writing, Loyalty Magic will:

      -     use its best efforts to preserve the goodwill of its business;

      - operate and account for the Business in the ordinary and usual course of business;

      -     conduct the Business so as to comply with all applicable laws; and

      -     give reasonable access to Catuity to all available records.

      The LM Shareholders must ensure that, from the date of the Share Sale Agreement to the closing date, unless Catuity first consents in writing, Loyalty Magic will:

      - not dispose of any of its assets, other than in the normal course of business and for arm's-length value;

      -     not encumber any assets owned by it;

      - not incur any financial indebtedness in excess of A$10,000, except in the usual course of business, or provided in its 2005 business plan;

      - not enter into any employment contract, or renew or amend any existing employment contract, except in the usual course of business, or provided in its 2005 business plan;

      - use its best efforts to preserve intact its current business relationships;

      - not make any tax election (including an election to enter into any consolidation effective at any time prior to the closing) or settle any income tax liability, unless that settlement is required by law, is supported by an opinion of counsel and is reasonably acceptable to Catuity;

      - not make any changes in accounting methods, except if required by a change in the accounting standards applicable to Australian law;

      - not lease, license or otherwise dispose of any of its assets, except in the ordinary course of business consistent with past practices and at fair value;

      - not make any capital expenditure in excess of the amount specified in its 2005 business plan;

      - maintain each of the insurance policies in force on November 30, 2004 and promptly notify Catuity if any renewal proposal is not accepted by the relevant insurer;

      - continue to make capital expenditures in amounts and at the times provided for in its 2005 business plan;

      - not voluntarily cease to do business with any existing customer without obtaining the prior written consent of Catuity; and

      - not, without the prior written consent of Catuity, alter its capital or issue any securities, declare or pay any dividend or distributions to its shareholders, distribute or return any capital to its shareholders, make a distribution or re-evaluation of assets, alter its constitution, buy back or redeem any of its shares or pay any bonuses to executive or employees, except in accordance with past practices.

ADDITIONAL COVENANTS

      The Share Sale Agreement also contains certain additional covenants of the parties, including the following:

      - after the closing, Catuity will, upon request of any of the LM Shareholders, give the LM Shareholders reasonable access to the records handed over to Catuity at closing which relate to the period before the closing;

      - subject to legal requirements and permitted disclosures to officers and professional advisers, no party may disclose the provisions of the Share Sale Agreement, or any other transactions the subject of the Share Sale Agreement, unless the other party has agreed in writing; and

      - unless required by law, no party may make any press or other announcement or release relating to the Share Sale Agreement or any transactions the subject of the Share Sale Agreement without the prior written approval of the other party as to the form and manner of the announcement or release.

PROTECTIVE COVENANTS

      Subject to certain exceptions, the Share Sale Agreement provides that in consideration for the Catuity entering into the Agreement, each Majority Shareholder agrees that it will not and will compel the other LM Shareholders to not:

      - carry on any business or activity which is or may be competitive with the business of the combined company;

      - engage or employ any person who at the time during the 12 months immediately preceding the Completion Date was employed or engaged in the Business;

      - interfere with the relationship between the Catuity and its employees, contractors, suppliers or customers; and

      -     use or disclose to any third party any confidential information.

anywhere in the United States of America, Australia or Canada ("Restriction Area") for one year from the Completion Date ("Restriction Period"). If a covenant and restriction is or becomes invalid or unenforceable because the Restriction Area or Restriction Period is considered unreasonably large, the Restriction Area or Restriction Period will be reduced to the subsequent area or period listed in the Share Sale Agreement.

CONDITIONS PRECEDENT TO CLOSING

      The obligations of Catuity and the Majority Shareholders to complete the sale and purchase of the Shares under the Share Sale Agreement are subject to the satisfaction of each of the following conditions:

      - obtaining all legal, securities and regulatory approvals in the United States, Australia and other jurisdictions;

      - on the closing date, Catuity's common stock is listed on the NASDAQ and ASX;

      - the successful closing of an offering by Catuity to raise at least A$5.6 million

      - execution of an agreement with an escrow agent in relation to the cash and Consideration Securities being escrowed;

      -     execution of an employment contract with Chris Leach;

      - completion of the business, operational and financial due diligence of Loyalty Magic by Catuity;

      - written confirmation of the cash and cash equivalents on the balance sheet of Loyalty Magic as of the closing date.

      - written confirmation that Loyalty Magic's intellectual property is not subject to any third party claims, third party infringement claims and completion of technical and product audit;

      - execution of the escrow agreements between the Majority Shareholders and Catuity;

      - execution of confidentiality agreements between Loyalty Magic and its employees;

      - all representations and warranties contained in the Share Sale Agreement are true and correct in all material respects as of the date made unless Catuity has accepted a written notification from Majority Shareholders regarding such representation and warranty; and

      - completion of the business, operational and financial due diligence of Catuity by Loyalty Magic.

TERMINATION OF THE SHARE SALE AGREEMENT

      The Share Sale Agreement may be terminated if any of the conditions precedent are not satisfied by June 30, 2005 at the option of the party entitled to the benefit of such condition precedent. The Share Sale Agreement may be terminated by Catuity at any time if the LM Shareholders do not comply with their obligations under the Share Sale Agreement.

INDEMNIFICATION

      Catuity has agreed to indemnify the LM Shareholders from all damages that the LM Shareholders may incur as a result of a misrepresentation or inaccuracy in any of Catuity's representations, warranties or covenants or any failure by Catuity to fulfil its obligations under the Share Sale Agreement.

      Each of the Majority Shareholders has agreed to indemnify Catuity from any damages it may incur as a result of any material breach of any representation, warranty or covenant made by the Majority Shareholders and any failure by the Majority Shareholders to fulfil any of their respective obligations under the Agreement, except the Majority Shareholders are not liable to Catuity to the extent that:

      - a claim relates to things done after the date of the Share Sale Agreement at the request or with the approval of Catuity;

      -     a claim arises after closing date;

      -     a claim has been fairly and accurately disclosed to Catuity;

      -     a claim is covered under insurance; and

      - a claim exceeds the amount of the consideration received by that Majority Shareholder in respect of the sale by it of its shares of Loyalty Magic.

      Other than a tax-related claim, we must make any claim for indemnification within 6 months of the closing. We must make any tax-related claim within the period in which the Australian Tax Office is able to make a claim against Loyalty Magic, but in any event no later than 7 years after the relevant rebate or tax event. We cannot make a claim with respect to a breach or series of related breaches if the amount claimed is less than A$50,000. Further, we cannot make a claim until the aggregate of all claims we have against the Loyalty Magic shareholders exceeds A$200,000.

      Disputed claims for indemnification are subject to mediation. If mediation fails, the dispute may be submitted to court in Victoria, Australia, unless Majority Shareholders unanimously agree to have the claim arbitrated.

FEES AND EXPENSES

      Catuity will bear all stamp duty payable in connection with the Share Sale Agreement. Subject to the stamp duty, the parties will each bear their own legal, accounting and other costs and expenses in connection with the preparation and execution of the Share Sale Agreement and the transactions contemplated under this Share Sale Agreement.

AMENDMENTS AND WAIVERS

      The Share Sale Agreement may not be amended or modified unless the amendment or variation is in writing signed by all parties. Waiver of any power or right under the Share Sale Agreement must be in writing signed by the party entitled to the benefit of that power or right and is effective only to the extent set out in that written waiver.

                    DESCRIPTION OF OTHER MATERIAL AGREEMENTS

EMPLOYMENT AGREEMENT WITH CHRIS LEACH

      As a condition precedent to Loyalty Magic's obligation to consummate the acquisition, we are required to enter into an employment agreement with Chris Leach, the current managing director of Loyalty Magic. We are currently negotiating the terms of the employment agreement with Mr. Leach. We have reached general agreement on the term of the contract, the responsibilities of Mr. Leach and a general framework for his compensation, including performance based incentives. We expect to finalize Mr. Leach's employment agreement prior to the date of our 2005 Annual Meeting of Shareholders.

                              BUSINESS OF CATUITY

OUR BUSINESS

      Catuity provides technology-based solutions to retailers that are designed to increase the profit they receive from their customers at the Point of Sale
(POS). Today, the Company sells a hosted, ASP-based system(1) that enables the processing of member-based loyalty programs and which can deliver customized discounts, promotions, rewards and points-based programs which are designed to help retailers find, keep and profit from their best customers. The Company also enables gift card solutions. In late 2004, the Company introduced the first version of its new platform, the Catuity Advanced Loyalty System (CALS). The system enables robust and highly customizable programs which work on a retailer's payments terminals, Electronic Cash Register and on their internal store networks. Catuity also offers IT services to retailers to support their POS systems maintenance and custom development needs for both the deployment of our technology solution and those of third parties which also touch the point of sale.

      In 2004, Catuity underwent a significant change in its business strategy following the decision of Target Corporation to stop issuing smart cards to its customers that hold their Target-Visa co-branded credit card. This resulted in the eventual shutdown of the Visa Smart Rewards Platform that Visa USA had been developing for smart card usage in the United States and which utilized Catuity's older smart loyalty software. This has significantly impacted the near-term use of smart cards in the United States and resulted in Catuity adopting a change in its business strategy. In 2004, Visa represented 75% of Catuity's revenue while Target represented 11%. That revenue ended in the third quarter of 2004. The Company has no expectation that either Visa USA or Target will be a significant customer going forward.

-------------------------
(1) An Application Service Provider is a third-party entity that manages and distributes software-based services and solutions to customers across a wide area network from a central data center.

      To meet the changing conditions of its market, the Company's Board of Directors adopted a strategy which:

      - Drove the release of the new CALS system to meet the changing technology requirements of the U.S. and Canadian markets;

      - Refocused the sales efforts on tier two chain retailers, especially pharmacies, home improvement stores and auto services, where the capabilities of CALS have a demonstrable return on investment;

      - Developed a sales channel through merchant services, acquirers and processors who serve the more than two million smaller, individual merchants which are too small to be serviced directly through Catuity's sales model;

      - Shifted the Company's technology team from pure research and development to being largely focused on client deployments and services around a hosted solution, rather than the traditional installed software business where the Company had found its initial success in the U.S.;

      - Leverages the Company's experience with the aim of offering a managed gift card solution in Australia by the second half of 2005 to meet the growing interest by retailers of all sizes; and

      - Selectively explore projects and opportunities in which the Company leverages its technology and operational understanding of loyalty and gift card programs with partners who offer other strengths.

      In the U.S. and Canada, the Company is targeting direct sales to retailers with US$100 million to US$1 billion in annual sales. These retailers tend to favor a hosted solution and, for competitive reasons, have a need to offer loyalty and gift card solutions to compete against the national branded chains, while differentiating themselves from their smaller, local rivals.

INDUSTRY

      Catuity competes in the loyalty market within the retail industry at the intersection of three significant and positive trends in retailing: upgrades of POS systems; rising gift card usage; and the growing budgets of retailers to enhance sales by driving loyalty among new and prospective customers.

      POS SPENDING BY RETAILERS: The Catuity Advanced Loyalty System works by installing a proprietary application at the point of sale inside a retailer or merchant's stores. As might be expected, retailers are cautious about changes which affect their ability to accept payment. As such, Catuity gives priority to sales prospects, which have already decided to upgrade their POS systems, be it in hardware, software or both. Catuity may benefit when a POS upgrade is already anticipated because it has the potential to shorten the sales and deployment cycles. Numerous surveys and industry experts have reported that chain retailers are continuing to aggressively upgrade their point of sale systems, a trend first triggered by Y2K compliance concerns. In the 23rd Annual Survey of Retail Information Technology trends, Chain Store Age (www.chainstoreage.com) magazine found that 25.2% of the IT budgets were allocated for POS hardware and software in 2004. The survey, published in the November 2004 issue of the magazine, found that the average retailers IT budget was $17.7 million last year. The survey suggests that with an average expenditure of $4.46 million, that POS was the single greatest priority for retailers who took part in the national survey. The survey was based on interviews with leading executives at 121 North American retailers whose combined sales were valued at nearly $250 billion. Equally significant, Catuity's target market of tier two chain stores, those with sales of $100 million to $1 billion a year spent the largest portion of their technology budgets on POS needs, with 91.9% saying it was a top priority. That compares to 86.2% of all participants in the survey. Generally speaking, the lifecycle of POS upgrades continues to shorten. Except in extraordinary circumstances, hardware is replaced in a 5-7 cycle at a typical chain store retailer, while software applications are replaced more quickly based on advancements and new functionality. In a separate study released in March 2005, independent chain retailer research firm IHL Services (www.ihlservices.com) reported that retailers spent $6.5 billion on POS hardware, software and services last year for PC-based checkout systems. Catuity targets these types of retailers through its direct sales effort.

      GIFT CARD USAGE TRENDS: In the past decade, stored value cards have become one of the most sought after SKUs (stock keeping units) at a retailer. Gift cards are viewed as a key customer acquisition tool since they are typically purchased by a friend or relative and given to a potential shopper in lieu of cash. In fact, Deloitte & Touche (www.deloitte.com) found in a late 2004 study that gift cards were now the No. 1 gift with 64% of shoppers choosing receiving a gift card as their preferred gift. At the same time, Deloitte reported that consumers now favor gift cards over cash by a two-to-one measure. For retailers, gift cards have become vital to their success during the active Christmas holiday season and throughout the year. In its annual year-end survey of 7,349 consumers, the National Retail Federation (www.nrf.org) found that consumers would spend an average of $80.45 per card, representing $17.3 billion in value during the 2004 holiday season. That accounts for 11.5% of total holiday spending in the U.S. Gift cards are not just a seasonal business. They are a year-round part of the strategy of retailers and a key profit center. Tower Group (www.towergroup.com), a research firm specializing in payments and other transaction driven industries, estimates that consumers put $45 billion in value on stored value cards in 2003, the last year for which data was available. Tower forecasts that the market size in the U.S. alone will reach $90 billion by 2007. The Company currently delivers magnetic stripe gift cards, through an older version of our loyalty software, to chain retailers through its direct sales effort and small retailers with one to 25 locations, through re-sellers, such as our clients KESM and EMS.

      RETAILERS EMPHASIZE LOYALTY IN GROWTH STRATEGY: Since Catuity entered the North American market in 2000, loyalty has evolved from an emerging strategy to an established practice and budgeted expenditure for retailers. Estimates of the size of the loyalty market vary widely and are often interchanged with estimates of the customer relationship management (CRM) market in North America reaching up to $85 billion. These estimates can include everything from direct marketing, branding and call center support to technology spending. Catuity defines our services to enable loyalty as the application, creation and management of the individual profile created when a customer joins a membership or reward program; and the transactional support necessary to make a loyalty program work seamlessly at the point of sale. Today, this does not include full-service database management, direct mail support, web-related services and full service analytics. These are capabilities that the Company expects to add through new development and acquisition. We would note that our pending acquisition of Loyalty Magic Pty Ltd will increase our in-house ability to manage databases on behalf of clients. Additionally, Loyalty Magic includes some key functional capabilities, including, but not limited to, interfaces with kiosks and e-commerce platforms. For more information on the announced merger, please see the Subsequent Events section on page 36.

      For the services that we offer today, merchants (those with one to 25 locations) spend an average of $625-850 annually per store on basic loyalty programs. These fees are often charged in the form of a flat monthly subscription service for a turnkey program. While Catuity targets this market through resellers, such as merchant services providers, we believe there is a potential market of at least 1.2 million small merchants - about one in four of the total market - in North America who do not yet have a loyalty or gift card solution. Using the lowest estimates for each, we believe that the small merchant market will spend at least $750 million on loyalty and gift card solutions annually. As Catuity expands our sales focus beyond our core market, the size of our opportunity will increase.

      By the same measure, chain store retailers, which Catuity targets through direct sales, spend an average of $3,700 to $6,900 per store annually for the services which we sell to support loyalty and gift card solutions. The 411 retailers in three market segments that we have targeted represent at least 55,000 locations in North America. Again, using the minimum numbers, Catuity believes that our target market has a minimum potential value of $2.035 billion annually. In total, our combined target markets for the products and services that we sell today are valued at $2.785 billion.

BUSINESS SEGMENTS

      Catuity conducts all of its business in a single business segment - providing loyalty technology and related services to retailers and their processor partners. During Catuity's last three fiscal years, its revenue by type of product or service has been as shown below:

                         2004     2004      2003      2003      2002      2002
                       --------   ----   ----------   ----   ----------   ----
Revenue Type            Amount      %      Amount       %      Amount        %
--------------------   --------   ----   ----------   ----   ----------   ----
Software Development   $248,379    33%   $2,323,441    47%   $1,666,890    56%

Services                467,533    62%      902,222    18%    1,258,996    42%

License                  43,200     5%    1,756,725    35%       45,788     2%
                       --------   ---    ----------   ---    ----------   ---
Total Revenue          $759,112   100%   $4,982,388   100%   $2,971,674   100%
                       --------   ---    ----------   ---    ----------   ---

      In 2004, Catuity underwent a major shift in business focus which directly impacted our full year results. In the first quarter of 2004, the Company learned that Target Corporation, was discontinuing its use of smart cards. As a result, Visa USA determined that it would discontinue the development of its Smart Visa Rewards Platform and phase out the platform's operations during 2004. Catuity's loyalty software was a key component of the platform and Visa-Target represented the vast majority of the Company's revenue. The Company then embarked on an extensive effort to replace its existing technology with the new Catuity Advanced Loyalty System, or CALS. That system was designed to be architecturally flexible to meet the changing needs of clients and prospects. The first version of that technology was announced in the third quarter of 2004 and consumed substantially all of the internal technology resources of the Company. Late in the third quarter of 2004, the Board of Directors named a new CEO, who embarked on an internal restructuring of the efforts and focus of the sales team and a reduction in the size of the technology team. These changes were implemented during the fourth quarter of 2004. During the Company's refocusing efforts in 2004, the Company made limited progress in pursuing, managing and closing new sales.

      Complete financial information regarding our business may be found beginning on page F-2 of this proxy statement.

PRODUCTS AND SERVICES

      Most retailers are interested in achieving one or more of the following from their loyalty and reward programs:

      - Increasing basket lift (giving customers reasons to buy a higher value of products)

      - Improving gross margin (giving customers reasons to buy higher margin products)

      - Increasing customer purchase frequency (driving customers back to the store more often)

      -     Increasing customer response rates

      Our loyalty technology, CALS, provides the capabilities retailers need to achieve these goals via:

      -     Launching and Managing Membership-Based Programs

      -     Managing Points-Based Programs

      -     Delivering More Targeted Discounts

      -     Offering Unique Gift Card Programs (June 2005)

      Because CALS requires integration to a client's point of sale system, Catuity offers traditional IT services to retailers. While our primary focus is on serving the needs of clients in relation to a planned deployment of our system in their chain of stores, Catuity will actively seek contract work to manage projects for retailers. Industry research firm IHL Services reports that maintenance and development of existing retail systems represents more than half of the average chain retailer's IT budget for projects ranging from installation of new POS software systems to upgrades of hardware and the addition of new technologies. In 2005, examples of leading types of projects, according to researchers, include the installation of in-store kiosk systems which are linked to the POS; the addition of RFID-reader systems and the addition of specialized check readers to comply with the new U.S. check truncation laws. Catuity does not maintain a bench of consultants or technologists to manage such projects. However, the Company has established relationships with companies and teams of experienced technologists which it can contract with to provide these services.

COMPETITION

      Catuity Inc. is focused on enabling loyalty and gift card programs in the U.S. and Canada where demand is high and customers consider loyalty to be an established part of their growth strategies. In North America, as in other predominantly English-speaking markets globally, budgets for loyalty are established - not emerging - but are not considered mature. Catuity's prospects do not lack options in how they choose to spend their budgets to acquire, retain and upsell their customer relationships. We have found that they make one of three financial and strategic choices in executing their loyalty strategy. These are:

   - IN-HOUSE SOLUTION: Retailers, especially the largest, often seek competitive advantage by custom development of proprietary in-house solutions. This is generally done in conjunction with loyalty consultancies, database service firms and IT service firms. This is not a primary market for Catuity due to the typically lengthy and complex sales cycle and the strict financial requirements placed on the provider, which tend to exclude smaller companies. While Catuity does not actively target tier one retailers or custom installation projects, we will provide this option at the request of our core customers.

   - HOSTED SOLUTION: Retailers, especially the tier two chain retailers targeted by Catuity, favor a turnkey hosted solution which enables them to minimize capital investment; avoid the need for large, specialized IT ; and reduce the risks associated with complex integration, deployment and upgrades. This market typically prefers a hosted solution which allows them to customize their programs - not their technology - to be aligned with the retailers' merchandising and branding strategy. Many players, including payments processors, gift card solutions providers and marketing services firms are generally focused by vertical market.

   - PROGRAM-BASED SOLUTION: Retailers actively participate in promotional programs which are generally designed to drive a single type of customer behavior, such as new account acquisition or customer retention, or target the sale of specific products. These programs are generally attractive because they have a defined cost; require little to no technology adoption and require no complex back-end technology to manage beyond a specific promotion. Catuity does not compete in this market.

Our ability to be successful depends on many factors, including:

   - Our ability to establish a clear business case that is aligned with the strategy of our client and which has a clearly defined return on investment.

   - Our ability to successfully market the features of our product and to continually make it easier for our clients to use.

   - Our ability to continually expand our reputation and credibility in our markets and to differentiate Catuity from the many competitive alternatives.

   - Our ability to leverage marquee client relationships to establish a more visible presence in the U.S. and Canada.

   - Our ability to execute on schedule and on budget and to consistently exceed our customers' ongoing service requirements.

      While Catuity is focused on a new market in 2005, we believe that our reputation for innovation and delivery on behalf of Visa USA and Target Corporation, provide a foundation for our growth plans. CALS is a robust and flexible platform which enables our customers to create, manage and measure the success of their proprietary loyalty programs.

RESEARCH AND DEVELOPMENT

      Catuity's product development efforts in 2004 were primarily focused on completing the first release of its new generation loyalty platform - CALS. The Company has enhanced existing functionality while constantly striving to make the system easier to use. In 2005, the Company will enhance the management reporting capabilities of the system; complete the build out of its new gift card module and establish a series of new, embedded analytical features which make it easier for clients to track the success of their loyalty programs. In the North American market, CALS replaces the Company's older smart loyalty platform which was used primarily for smart card-based loyalty. While the Company continues to support existing customers who use the smart loyalty platform, Catuity is not actively marketing the system because of its limitations in the U.S. market. The smart loyalty platform is designed to meet the Europay-MasterCard-Visa (EMV) requirements in Europe, Asia-Pacific, South America and other regions. The Company has previously announced that it may sell the smart loyalty system and/or the associated patent portfolio.

      In 2004, Catuity devoted a substantial portion of its development team's time to the development of CALS. The first release of the CALS software was completed in late 2004. Internal development costs in 2004 were approximately
(USD) $1,280,000. During 2004, and particularly after the completion of release
1.0 of CALS, the Company significantly reduced the size of its development team based in Sydney, Australia. The Company has retained the most experienced developers on its staff to continue to enhance CALS and provide deployment and technical support to customers.

INTELLECTUAL PROPERTY

      Catuity respects the intellectual property rights of others and we expect others to respect our rights. Patents protect the rights of innovators and allow them to be rewarded for their innovation. Without protection for the reward from innovation, far less research and development would be undertaken. We file patent applications to protect our innovations and to protect the business from legal action by others. Patents also provide recognition for our innovations, demonstrate our capabilities, and reflect the expertise of our employees. We see patents as part of our marketing strategy as they help convince others that we are indeed specialists in our field. Catuity believes its patents are of significant value and as part of its agreements with licensees, Catuity grants rights to use the innovations described in its patents.

      Catuity has been issued three patents related to the efficient storage and management of multiple applications in offline consumer devices and the systems to manage the applications, customer devices and terminals. This patent "family" has a priority date of 1 April 1998 and includes:

Country          Patent Number
---------        -------------
United States      6,449,684
United States      6,532,518
Australia            755,388

      Patent applications are pending in the European Union, Japan and Brazil.

      Catuity has also been issued two patents, with a priority date of 22 February 1999, which relate to the use of the Catuity System over the Internet and with traditional point of sale devices. It covers our system for managing and updating data on customer devices that are supported and controlled by a host system integrated to any number of offline and online terminals. The patent covers the operation of interactive programs and transactions that use terminals ranging from POS terminals to the Internet. This patent "family" includes:

Country       Patent Number
---------     -------------
Australia        746,867
New Zealand      513,678

      In February 2005 we were notified that our patent application for use of the Catuity System over the Internet and with traditional point of sale devices has been allowed by the European Patent Office. This patent must be translated into German and French before it is nationalized in many European countries. It is expected to be issued in numerous European countries in the first half of 2005. This patent is also pending in Canada and Japan.

SALES BACKLOG AND PIPELINE

      As of December 31, 2004, the Company had signed agreements with customers that will result in committed revenue of approximately $100,000 in 2005. At December 31, 2003, the Company had approximately $600,000 of revenue related to signed agreements and projects in progress. As previously disclosed, the Company is not currently forecasting revenue in 2005 from announced contracts with Maritz, a leading loyalty solutions provider, Certegy, one of the largest credit card and retailer payment service companies in North America, and EDS, a global IT service firm. At the date of this filing, the Company has a defined prospect base of approximately 411 chain retailers in its three designated markets. Our business objective remains to identify the 25-40 true prospects from that database which will make a buying decision in 2005. The Company has an executed exclusive letter of intent with a new partner and is currently finalizing the deployment plan and final contract terms. This partner provides customer acquisition and retention programs to more than 50,000 small merchants through more than 400 local coalition partners.

REVENUE AND ASSETS BY GEOGRAPHIC LOCATION

      During the three years ended December 31, 2004, 2003 and 2002, 100% of our revenues were derived in the United States. The Company's assets are located at its headquarters in Detroit, Michigan and its product development facility in Sydney, Australia.

EMPLOYEES AND FACILITIES

      As of January 31, 2005, we had 10 full time employees, comprised of six in the U.S. and four in Australia. We expect the number of full time employees in the U.S. to increase in 2005 in the areas of sales & marketing and customer service. None of our employees is represented by a collective bargaining agreement. We consider our relations with our employees to be very good. Our corporate headquarters is located in Detroit, Michigan. Our research and product development facility is in Sydney, Australia. We have no other foreign operations.

RECENT DEVELOPMENTS

      On April 4, 2005, the NASDAQ staff (the "Staff") notified us that it had determined that, for the period ended December 31, 2004 we were not in compliance with NASDAQ Marketplace Rule 4310(c)(2)(B) (the "NASDAQ Rule") for continuous listing on the NASDAQ SmallCap Market. The NASDAQ Rule requires NASDAQ SmallCap Market companies to maintain a minimum of $2,500,000 in stockholders' equity, or $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years in order to maintain the listing of their securities on the NASDAQ SmallCap Market. The Staff intends to review our eligibility for continued listing and requested us provide a specific plan demonstrating our ability to achieve and sustain compliance with all of the NASDAQ SmallCap Market continuous listing requirements.

      We are compliance with all of NASDAQ's seven continuous listing requirements except the requirement to maintain either $2,500,000 in stockholders' equity, or $35,000,000 market value of listed securities, or have $500,000 of net income in 2004 or in two of its past three fiscal years. We have submitted a definitive plan that will demonstrate the Company will both initially achieve, and subsequently sustain, at least $2,500,000 in stockholders' equity to regain compliance and will continue to sustain compliance with each of the other NASDAQ SmallCap Market continuous listing requirements.

      Additionally, we retained Donohoe Advisory Associates LLC, who assisted us in the preparation of our definitive plan, which we presented to NASDAQ. Donohoe provides consulting and investment banking services to public and private companies and specializes in advising on stock exchange regulatory matters. Donohoe Advisory is led by David A. Donohoe, Jr., the former Chief Counsel for the Listing Qualifications Department of The NASDAQ Stock Market, Inc. and is located in Rockville, MD.

      Management believes that completion of the acquisition and the related offering of our common stock will achieve and sustain our stockholders' equity at a level above the $2,500,000 NASDAQ SmallCap Market requirement for continuous listing.

                          CATUITY FINANCIAL INFORMATION

      Included in the proxy statement are Catuity's audited consolidated balance sheets as of December 31, 2004 and 2003, and audited consolidated statements of income and cash flows for each of the years ended December 31, 2004 and 2003.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS
                                    (CATUITY)

      The following is a summary of the consolidated operating results of Catuity Inc. and contains forward looking statements based upon current expectations that involve risks and uncertainties. The Company's actual results and the timing of certain events could differ materially from those anticipated in these forward looking statements.

OVERVIEW OF SIGNIFICANT ACTIVITIES

      2004 was a year of significant change for Catuity. As we have reported throughout 2004, in late February, Target Corporation decided to discontinue its issuance of smart cards and phase out of its participation in the Visa Smart Rewards platform. Catuity's loyalty software was one of the principal drivers of the Smart Rewards program that had been, and was being, developed by Visa for retailers. Target's decision resulted in Visa ceasing operation of the Smart Rewards program in October 2004. In addition, Target's decision to discontinue issuing smart cards signaled to the U.S. retail and credit card industries that the much-anticipated growth in the use of smart cards in the United States was going to be much longer in arriving than had been expected.

      As a result of this significant development, management determined it was necessary to substantially revise its corporate strategy away from the smart card market and began work on a new strategic plan in March 2004. Prior to the Target Corporation decision, the Company had focused its efforts on licensing its smart card based loyalty software to large retailers in North America. From its strategic planning efforts, the Company determined that its business focus should be on providing a hosted or customized software solution for tier two chain retailers (and their partners) and on providing services to retailers, merchant service providers, and POS equipment manufacturers for their needs at the point of sale. As a result, the Company's market focus is on tier two retailers with approximately 50 to 250 stores, and in particular, pharmacy chains, home improvement, auto services and other chain retailers looking to improve customer retention, add new customers, and increase each customer's average spend amount.

      The Company also determined that it needed to become active in the mergers and acquisitions market as a means to provide growth in as short a period of time as possible. As a result, in the middle of 2004, the Company began an active effort to identify companies that would represent an appropriate business fit with Catuity's business, provide positive cash-flow, and profits from their operations. On March 17, 2005, the Company announced an agreement to purchase all of the outstanding shares of Loyalty Magic, an Australian company located in Melbourne for A$5.5 million ($4.35 million USD based on the foreign exchange rate in effect on the day before the announcement of the agreement). This represents a significant step in the Company's turnaround plan toward profitability. Loyalty Magic was both cashflow positive and profitable in its fiscal year ended June 30, 2004 and expects continued growth in 2005 and beyond. Of the A$5.5 million purchase price, which excludes acquisition related costs, 35% will be issued in new Catuity shares with the remainder to be paid in cash. Loyalty Magic's management team and its largest shareholder, A&B Venture Fund Company Pty Ltd, will hold the majority of the shares. Catuity will undertake a capital raising, anticipated to be approximately A$6 million (or approximately $4.74 million USD), in order to pay the cash portion of the transaction and to provide increased working capital. The combined company will have a 40-person team serving existing customers in Australia, New Zealand, and North

America. The acquisition of Loyalty Magic and associated capital raise, which is subject to shareholder approval, is expected to close following Catuity's Annual Shareholder Meeting in late May 2005.

      In September 2004, the Board hired Alfred H. (John) Racine III, to become its President and CEO. Mr. Racine had served as the consultant to Catuity in developing the Company's revised business strategy. Mr. Racine was the founder and managing principal of Altamont Partners, which specializes in the payments industry, and was retained in March 2004 to advise the Company on its business strategy and merger and acquisition alternatives. During 2004, additional management changes were made in order to align the experience and skills of key personnel in the Company with those needed to succeed in its new market focus. In addition, in September the Board of Directors asked Mr. Clifford Chapman to join the Board. Mr. Chapman is very experienced in turnaround company situations and also brings substantial merger and acquisition experience to the board.

      In May of 2004, the minimum bid price for Catuity shares on Nasdaq had remained below $1.00 for 30 consecutive days, resulting in the Company being out of compliance with one of Nasdaq's continuous listing requirements. In order to regain compliance, on November 1, 2004, the Company held a special shareholders meeting in Sydney Australia for the purpose of seeking shareholder support for a reverse stock split, also known as a share consolidation. The proposal overwhelmingly passed, authorizing the Board to effect a reverse split. Immediately after the special shareholders meeting, the Board of Directors unanimously authorized a 1 for 15 reverse split to be effective on November 12, 2004, the earliest date that trading could begin in the post-reverse shares. As a result of the reverse stock split, on December 2, 2004, the Company regained compliance with all of Nasdaq's continued listing requirements. The balance sheet, earnings per share, and other appropriate data in our annual report on Form 10-K have been restated to reflect the reverse stock split.

      The Company's total shareholders' equity at December 31, 2004, was below NASDAQ's minimum continued listing requirement of $2.5M. While the Company will follow NASDAQ's required steps to regain compliance, the issuance of new shares related to the pending acquisition of Loyalty Magic Pty. Ltd. will bring the Company into compliance with NASDAQ's continuous listing requirements.

      Throughout 2004, Catuity developed its new Catuity Advanced Loyalty System or CALS. Most significantly, the architecture of the platform is database and operating system agnostic thereby reducing integration risks and hidden costs that can deter a client from making a buying decision. The system is also agnostic at the point of sale. CALS will work with any customer identifier selected by the client. It works with leading and emerging POS media, including magnetic stripe, bar code, account number, biometric access device, RFID signal and even a smart card. Catuity announced its initial release of CALS in the third quarter of 2004 and will continue to make enhancements to the system to seek competitive advantage in the market. The system is maintained on an internal hosting system in both Sydney, Australia and near the company's headquarters in Detroit, Michigan. In the second quarter of 2005, the Company expects to establish its first commercial host under an ASP model which is commonly used in North America.

      Catuity's 2004 revenue declined to $750,000 from $5 million in 2003 due to the cessation of new development efforts and phasing out of the Visa Smart Rewards Platform. Expenses were reduced by approximately $1.2 million, despite incurring one-time severance costs and significant research and development cost on CALS. Most importantly, as the Company entered 2005, it had significantly reduced its average monthly expenses. While the Company has undergone significant downsizing, it also has undertaken efforts to retain its key people that have the expertise needed to sell to and service its existing customers and its targeted customers. Management believes the Company is in a position to significantly grow revenue without having to add significant cost.

FISCAL YEAR ENDED 2004 COMPARED TO 2003 (ALL FIGURES IN USD AND ROUNDED TO NEAREST $1,000)

      In 2004, total revenues were $759,000. These revenues were derived from $248,000 in software development (a decrease of $2,075,000 or 89% over 2003), $468,000 in services related to implementation, training and support activities (a decrease of $435,000 or 48% over 2003) and $43,000 in customer license fees (a decrease of $1,714,000 over 2003). The significant decrease in all three revenue streams was primarily due to the phase-out of the Smart Visa Rewards System that utilized Catuity's loyalty software.

      Cost of software development revenue primarily consists of salaries, employee benefits, related expenses and office overhead for the portion of time spent by our technical staff who work on software development for customers. Cost of software development decreased $1,238,000 or 92%, to $103,000 for the year ended December 31, 2004 from $1,342,000 for the year ended December 31, 2003. The decrease in cost of software development corresponded with the decrease in software development revenue and significant reductions in staffing that occurred in the 4th quarter of 2004.

      Cost of service revenue primarily consists of salaries, employee benefits, related expenses and office overhead for the customer implementation and support staff for the portion of their time spent on service related activities. Cost of service revenue decreased $384,000, or 56%, to $297,000 for the year ended December 31, 2004 from $681,000 for the year ended December 31, 2003 The decrease in cost of service corresponded with the decrease in service revenue and the elimination of the use of outside contractors.

      Research and Development expenses consist primarily of salaries, employee benefits and overhead cost, incurred primarily by our technical staff for the portion of their time spent furthering the development of Catuity's software products. Research and development expenses increased $867,000, or 208%, to $1,283,000 for the year ended December 31, 2004 from $416,000 for the year ended December 31, 2003. The increase in R&D cost reflected the increase in staff hours spent on the development of the Company's new loyalty software application, CALS.

      Sales and marketing expenses consist primarily of salaries, employee benefits, travel, marketing, public relations and related overhead costs of the sales and marketing department. Sales and marketing expenses decreased $424,000, or 33%, to $867,000 for the year ended December 31, 2004 from $1,291,000 for the year ended December 31, 2003. The decrease was primarily related to reductions in staff size ($315,000), lower professional services costs ($73,000), and a decrease in travel ($36,000).

      General and administrative expenses consist primarily of salaries, employee benefits, related overhead costs and professional service fees. General and administrative expenses decreased $60,000, or 3%, to $1,913,000 for the year ended December 31, 2004 from $1,973,000 for the year ended December 31, 2003. General and administrative expenses in 2004 included an accrual related to severance pay for the Company's former CEO and in 2003 included an accrual related to severance pay for the Company's former Chairman. The decrease in on-going general & administrative expenses in 2004 primarily related to lower insurance premiums and other professional services.

      General and administrative - variable stock compensation expense/(credits) are due to the Company's 1995 non-recourse loans to the Company's former Chairman to acquire stock and are a non-cash expense/(credit). In 2004, no expense/(credit) was recorded as the Company's stock price was below the average loan share price and the cumulative stock compensation expense balance was zero. The Company's variable stock compensation expense/(credits) are solely attributable to movements in the Company's stock price from period to period.

      Other income increased in 2004 to $97,000 compared to $83,000 in 2003. Interest income earned in Australia was positively impacted in 2004 by a 13% increase in the average exchange rate for the Australian dollar compared to the U.S. dollar and a 11% increase in the average interest rate on short-term deposits.

FISCAL YEAR ENDED 2003 COMPARED TO 2002 (ALL FIGURES IN USD AND ROUNDED TO NEAREST $1,000)

      In 2003, total revenues were $4,982,000. These revenues were derived from $2,323,000 in software development (an increase of $656,000 or 39% over 2002), $1,757,000 in customer license fees (an increase of $1,711,000 over 2002) and $902,000 in services relating to implementation, training and support activities (a decrease of $357,000 or 28% over 2002). The increase in software development revenue in 2003 was primarily due to the delivery of several major releases of the Smart Visa Rewards program. License revenue increased significantly in 2003 as a result of the production use of our software at Visa and Target. The decrease in service revenue in 2003 compared to 2002 was primarily due to a large service project in 2002, for which we utilized outside resources.

      Direct cost of software development revenue primarily consists of salaries, employee benefits, related expenses and office overhead for the portion of time spent by our technical staff located in Sydney, Australia, and our project managers and business analysts located in Arlington, Virginia, who also work on software development activities. Direct cost of software development increased $361,000 or 37%, to $1,342,000 for the year ended

December 31, 2003 from $981,000 for the year ended December 31, 2002. Expenses incurred in Australia increased in U.S. dollar terms in 2003 due to a 20% increase in the average exchange rate for the Australian dollar compared to the U.S. dollar. 2003 expenses were also higher because more time was spent on customer related development projects in 2003 compared to 2002. The increase in direct cost of software development corresponded with the increase in software development revenue.

      Direct cost of service revenue primarily consists of salaries, employee benefits, related expenses and office overhead for the customer implementation and support staff in Arlington, Virginia, for the portion of their time spent on service related activities. Direct cost of service revenue decreased $424,000, or 38%, to $681,000 for the year ended December 31, 2003 from $1,105,000 for the year ended December 31, 2002. The decrease principally resulted from the Arlington service staff's increased focus on development and sales & marketing activities versus service related activities. The decrease in direct cost of service corresponded with the decrease in service revenue. 2003 expenses also reflected a decrease due to the elimination of the use of outside contractors, and lower costs associated with project related staff transfers from Australia.

      Research and Development expenses consist primarily of salaries, employee benefits and overhead cost, incurred primarily by the technical staff in Sydney Australia, for the portion of their time spent on research and development activities. Research and development expenses decreased $123,000, or 23%, to $416,000 for the year ended December 31, 2003 from $539,000 for the year ended December 31, 2002. The decrease principally resulted from increased efforts related to billable customer development projects versus internal research and development activities.

      Sales and marketing expenses consist primarily of salaries, employee benefits, travel, marketing, public relations and related overhead costs of the sales and marketing department. Sales and marketing expenses decreased $467,000, or 27%, to $1,291,000 for the year ended December 31, 2003 from $1,758,000 for the year ended December 31, 2002. The decrease was primarily related to reductions in staff size, lower professional services costs, and a decrease in travel.

      General and administrative expenses consist primarily of salaries, employee benefits, related overhead costs and professional service fees. General and administrative expenses increased $502,000, or 34%, to $1,972,000 for the year ended December 31, 2003 from $1,470,000 for the year ended December 31, 2002. On-going general & administrative expenses were consistent between 2002 and 2003. The unfavorable expense variance in 2003 compared to 2002 was primarily the result of two non-recurring credits in 2002 versus a non-recurring expense that occurred in 2003. In 2002 the reversal of accrued legal fees related to a legal settlement at costs less than anticipated and a reduction to the provision for doubtful accounts receivable resulted in non-recurring expense credits of approximately $250,000. The 2002 credits, combined with a 2003 accrual for severance pay for the Company's former Chairman, per contractual obligations, accounted for the expense increase in 2003.

      General and administrative - variable stock compensation expense/(credits) are due to the Company's 1995 non-recourse loans to the Company's former Chairman to acquire stock and are of a non-cash expense/(credit) in nature. In 2003, a credit of $42,000 was recorded compared to a credit of $53,000 for the year ended December 31, 2002. The Company's variable stock compensation expense/(credits) are solely attributable to movements in the Company's stock price from period to period.

      Other income increased in 2003 to $83,000 compared to $60,000 in 2002. Interest income earned in Australia was positively impacted in 2003 by a 20% increase in the average exchange rate for the Australian dollar compared to the U.S. dollar. The Company maintained a higher cash balance in Australia in 2003 compared to 2002.

LIQUIDITY AND CAPITAL RESOURCES

      Historically, we have funded our operations with proceeds from the private placement of our common stock and cash collections from customers. As of December 31, 2004, the Company had approximately $2,561,000 in cash and cash equivalents, a decrease of $3,208,000 from December 31, 2003. Net cash used in operating activities during 2004 was $3,161,000, compared with $2,138,000 during 2003. The decline in total revenue was the primary factor contributing to the increase in net cash used in operating activities.

      Net cash used in investing activities during 2004 totaled $67,000, which was a $222,000 decrease from the cash used of $287,000 in 2003. The decrease was primarily due to reductions in capital purchases in 2004 combined with higher than normal purchases in 2003. Capital purchases in 2003 included software licenses to facilitate automated testing of our system and updated computer equipment for developers in Australia. Cash flows from investing activities was also positively impacted in 2004 from the sale of excess computer equipment in Australia resulting from the downsizing that occurred in the 4th quarter of 2004.

      Net cash provided by financing activities during 2004 totaled $12,000 and related to shares of common stock purchased at fair market value under the Company's Executive Stock Purchase Plan, and payments to shareholders for fractional shares related to the Company's reverse stock split. Net cash provided by financing activities during 2003 was $4,172,000 and primarily related to cash received from the private placement of approximately 200,000 shares of common stock to seven accredited investors.

      The Company intends to raise equity capital in 2005, anticipated to be approximately A$6 million (or approximately $4.74 million USD), in order to fund the cash portion of the Loyalty Magic Pty Ltd. acquisition and to provide increased working capital. In the event that the acquisition does not occur, Catuity's Board of Directors will initiate a shareholder rights offering with the objective of raising $2,000,000 USD. The completion of the acquisition is dependent on factors including, but not limited to, the approval of shareholders and the successful completion of a capital raise. In either instance, the five individual members of the Board of Directors has committed at least $325,000 USD toward the capital raise.

      The Company has also significantly reduced operating expenses and believes that the investment made in the new CALS platform in 2004, in combination with the Board's new market strategy, will begin to reflect favorably on the cash position of the Company. The Company's Board of Directors has adopted a strategy which:

      - Drove the release of the new CALS system to meet the changing technology requirements of the U.S. and Canadian markets

      - Refocused the sales efforts on tier two chain retailers, especially pharmacies, home improvement stores and auto services, where the capabilities of CALS have a demonstrable return on investment

      - Developed a sales channel through merchant services, acquirers and processors who serve the more than two million smaller, individual merchants which are too small to be serviced directly through Catuity's sales model.

      - Shifted the Company's technology team from pure research and development to being largely focused on client deployments and services around a hosted solution, rather than the traditional installed software business where the Company had found its initial success in the U.S.

      - Leverages the Company's experience with the aim of offering a managed gift card solution in Australia by the second half of 2005 to meet the growing interest by retailers of all sizes.

      - Selectively explore projects and opportunities in which the Company leverages its technology and operational understanding of loyalty and gift card programs with partners who offer other strengths.

      The Company believes that the significant reductions made in the Company's operating expenses, combined with its existing capital resources and revenue opportunities, are adequate to meet its cash requirements for the next twelve months.

      As of December 31, 2004, the Company had net operating tax loss carry-forwards of $20,000,000 expiring in various amounts from 2020 through 2024 in the United States and $15,900,000 of net operating tax loss carry-forwards in Australia. Utilization of the net operating loss carry-forwards in Australia are subject to either the continuity of ownership test or the continuation of same business test at the time the losses are utilized in accordance with Subdivision 165 and Subdivision 166 of the Australian Income Tax Assessment Act of 1997. Utilization of the net operating loss carry-forwards in the United States are subject to limits due to continuity of ownership tests under Section 382 if the Internal Revenue Service Code.

CRITICAL ACCOUNTING POLICIES AND ASSUMPTIONS

      The accompanying consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States. When more than one accounting principle, or the method of its application is generally accepted, we select the principle or method that is appropriate in our specific circumstances (see Note 2 of Notes to Consolidated Financial Statements). Application of these accounting principles requires us to make estimates about the future resolution of existing circumstances. As a result, actual results could differ from these estimates. In preparing these financial statements, we have made our best estimates and judgments of the amounts and disclosures included in the consolidated financial statements, giving due regard to materiality.

REVENUE RECOGNITION

      We have three distinct revenue streams: software development revenue, service revenue, and license revenue.

      Software development revenue includes integration, customization and development related to our software application and the customer's related hardware and software. Software development revenue is generally billed on a fixed price basis. The Company recognizes revenue on fixed price contracts on the proportional performance method in accordance with SAB 101, Revenue Recognition in Financial Statements, and SAB 104, Revenue Recognition, based on actual hours incurred as a proportion of estimated total hours of the respective project. Management's estimate of total project hours is based on actual hours incurred to date combined with current hours estimated to complete remaining project tasks. It is reasonable that the estimated number of total hours may change, however this does not impact total project revenue recognized as the sales price is typically fixed. The cumulative impact of any revisions in estimated total revenues and direct costs are recognized in the period in which they become known. Revenue in excess of billings is recognized as unbilled receivables and is included in work in process in the consolidated balance sheet. Billings in excess of revenue are recorded as deferred revenue until revenue recognition criteria are met.

      Service revenue includes training, consulting, installation support, post-installation support and maintenance fees. Training, consulting, installation support and post-installation support are generally billed on a time and material basis and revenue is recognized as the service is provided. Maintenance revenues are recognized ratably over the maintenance term. Service revenue in 2004 consisted of post-installation customer support, which was based on a contracted number of monthly support hours, and maintenance.

      License revenue is recognized in accordance with Statement of Position
(SOP) 97-2, Software Revenue Recognition, which provides for recognition of revenue when persuasive evidence of an arrangement exists, delivery and acceptance of the software has occurred, no essential undelivered elements remain on the Company's part that are essential to the functionality of the delivered software, the fee is fixed and determinable, and collection has either occurred or is probable. Billings in excess of revenue are recorded as deferred revenue until revenue recognition criteria are met. SOP 97-2 generally requires revenue earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair value of each element. Revenue recognized from multiple-element arrangements is allocated to undelivered elements of the arrangement, such as maintenance, based on the relative fair value of each element. The Company's determination of fair value of each element in multi-element arrangements is based on vendor-specific objective evidence (VSOE). The Company limits its assessment of VSOE for each element to either the price charged when the same element is sold separately or the price established by management for an element not yet sold separately. The Company has established VSOE for maintenance services. All of the license revenue recognized in 2004 was related to a license agreement in which revenue was recognized monthly, based on a minimum number of transactions. The Company generally does not provide for a right of return in its license contracts.

DEFERRED TAX ASSETS

      The Company records a full valuation allowance against net deferred tax assets. Based on historical operating losses, it is difficult to determine the amount or timing of future earnings, therefore, there is currently no tax benefit recorded by the Company due to the full valuation allowance.

ACCOUNTING FOR EQUITY INSTRUMENTS

      The Company accounts for stock-based awards issued to employees under the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock issued to Employees" ("APB 25") and has adopted the disclosure-only alternative of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123"). Based on the Company's election to become a small-business issuer beginning in fiscal 2005, we will adopt SFAS 123(R) beginning with the 1st quarter of 2006, as required. SFAS 123(R) requires the measurement of all employee share-based awards using a fair-value-based method. As a result, because SFAS 123(R) requires the expensing of stock options, it will have an adverse effect on our reported financial results. However, we have not yet assessed the level of impact to be able to quantify the adverse effect.

      The shareholder loan outstanding, which relates to loans issued to a director in 1995 and 1996 to purchase stock, is re-valued at each respective balance sheet date if the Company's period ending fair market price per share is below the price per share at which the loan was made. The offsetting entry is made to additional paid in capital. If the Company's ending fair market price per share is above the price per share at which the loan was made, we record variable stock compensation expense, based on the difference in price per share, on a cumulative basis.

                            BUSINESS OF LOYALTY MAGIC

GENERAL

      Loyalty Magic provides technology solutions and services for clients in the retail, gaming, entertainment and leisure industries in Australia and New Zealand to improve their relationship marketing and relationship management capabilities. Loyalty Magic provides end-to-end solutions for clients, including first level consulting in relationship marketing and management programs, program implementation, metrics, and reports analysis, all of which lead to program improvement.

      Loyalty Magic impacts areas of customer relationship management that relate specifically to customer acquisition, customer retention, customer loyalty and customer profitability. Loyalty Magic also offers consulting services to clients regarding these applications. Loyalty Magic's products and services positions its clients to better implement relationship marketing programs in a step-by-step manner with clearly identified outcomes. Loyalty Magic has the ability to implement a relationship marketing and communications solution using common and open technology upon which many applications are designed and delivered. Loyalty Magic's communication technology interfaces with a diverse range of devices and databases without requiring any middleware, a general term for any programming that serves to mediate between two separate and often already existing programs, which allows it to provide more cost effective solutions to clients.

INDUSTRY SUMMARY

      Traditional mass marketing avenues such as advertising in print, television and radio have come under significant pricing pressure. That, combined with pressure on marketing departments to show measurable outcomes from expenditures, has caused a shift in the way marketing dollars are spent. Consequently, more companies are allocating additional funds to direct marketing efforts. Included in these expenditures are programs aimed specifically at encouraging consumers to visit the retailer's stores more frequently, increasing consumer spending and enhancing consumer retention. Loyalty Magic's applications and programs are designed to address those objectives. As a result, Loyalty Magic expects growth in direct marketing spending even if overall spending on marketing does not increase.

      Loyalty Magic competes in the loyalty and relationship marketing segments of the consumer retail industry. Relationship marketing is a subset of direct marketing (traditional print and media advertising) and is designed to create more personal relationships with prospective customers. This leads to more efficient customer acquisition and higher customer retention rates.

      Loyalty Magic competes in two broad industry types:

      - The consumer retail industry. This industry is characterized by three significant and positive trends: upgrades to POS systems, rising gift card usage and the growing budgets of retailers to enhance sales by driving loyalty among new and prospective customers.

      - The gaming, entertainment and leisure industries. The trends in these industries are characterized by a need to capture more information on customers so as to efficiently market to them, retain them as customers against increased competition (especially from internet-based businesses), and protect their margins in the face of increased taxation on electronic gaming.

      Within the consumer retail industry, Loyalty Magic has achieved significant success in specialty markets, such as the pharmacy market. Within these markets the discipline of direct marketing, and especially that of relationship marketing, continues to grow, despite the presence of new legislation regulating consumer privacy and spam.

      EFTPOS AND POS SPENDING BY RETAILERS: Loyalty Magic's applications work by installing a proprietary application at electronic funds point of sale (EFTPOS) or the point of sale (POS) inside a retailer or merchant's stores. As might be expected, retailers are cautious about changes which affect their ability to accept payment. As such, Loyalty Magic gives priority to sales prospects which have already decided to upgrade their POS systems, be it in hardware, software or both. Therefore, Loyalty Magic may benefit when a POS upgrade has occurred because it can provide relationship marketing services and other value from the POS data. In situations where a retailer does not use a POS device, the opportunity to implement a loyalty solution still remains. In this case, Loyalty Magic is able to utilize its software on certain EFTPOS devices.

      TRENDS IN EFTPOS AND POS: In Australia, the market for EFTPOS devices has traditionally been dominated by a few firms, most notable of which is Ingenico. These firms have, in the past, enjoyed up to 70% market share. Loyalty Magic's solution works on the Ingenico platform in most of its customers' locations. In the past several years Ingenico has lost market share to other industry participants, such as Intellect, Keycorp, and Verifone. Loyalty Magic has the ability to operate on the Intellect and Verifone platforms. The POS market in Australia is a very diverse and fragmented. Loyalty Magic deals with some of the POS manufacturers directly and also has a universal interface that works with most POS vendors' software. This enables Loyalty Magic to transfer data directly from a POS to its database.

      Loyalty programs are paid for in a variety of ways. Credit card related loyalty programs are often paid for by apportioning a certain percentage of the interchange rate, the issuing percentage or the acquiring percentage toward the loyalty program. Until the interchange rate was abolished, this was an acceptable method of paying for such programs. This change has forced the banks and the program operators to re-examine how the programs are funded. Non-credit card programs, on the other hand, are typically included as a component cost of sales or marketing. This has the effect of forcing the program operators, such as Loyalty Magic, to justify the investment by showing the type of return that could be achieved, plus how the business objectives such as increased visitation, increased average spend, and decreased relationship marketing costs could be attained.

      The elimination of the bank interchange has not directly affected Loyalty Magic. For credit card issuers it has been a problem because it has impinged on the ability to pay for the rewards. This has led to a higher profile for loyalty and relationship marketing firms, such as Loyalty Magic, because their value proposition is predicated on payment of the program as a component of cost of sales, which is a more defensible method.

      GIFT CARD USAGE TRENDS: Australia is following the U.S. trend with respect to gift card usage. In the U.S., gift cards are viewed as a key customer acquisition tool since they are typically purchased by a friend or relative and given to a potential shopper in lieu of cash. In fact, Deloitte & Touche (www.deloitte.com) found in a late 2004 U.S. study that gift cards were now the No. 1 gift with 64% of shoppers choosing receiving a gift card as their preferred gift. Australia seems to be following this trend. Gift cards are a year-round part of the strategy of retailers and a key profit center. Loyalty Magic is able to deliver magnetic stripe gift cards to mid to large retailers through its direct sales effort by using its gift card technology and loyalty software.

      RETAILERS EMPHASIZE LOYALTY IN GROWTH STRATEGY: Loyalty has evolved from an emerging strategy to an established practice for retailers. Estimates of the size of the loyalty market vary widely and are often interchanged with estimates of the customer relationship management (CRM) market. These estimates can include everything from direct marketing, branding and call center support to technology spending. Loyalty Magic defines our services to enable loyalty as the application, creation and management of the individual profile created when a customer joins a membership or reward program; and the transactional support necessary to make a loyalty program work seamlessly at the point of sale. Loyalty Magic has the in-house ability to manage databases on behalf of clients through its ASP center and can interface with kiosks and other e-commerce platforms.

BUSINESS SEGMENTS

      Loyalty Magic's revenue is derived from a combination of sources, including ASP and license revenue. ASP revenue is typically generated following the execution of an agreement with a client to provide hosting, consulting and management services. License revenue is typically generated from the sale of a license for one of Loyalty Magic's products accompanied by annual support and maintenance fees. The support agreements are renewed annually.

      Loyalty Magic's revenue per segment for the last three fiscal years ended June 30 is set forth in the table below:

                           FY2004     2004     FY2003     2003     FY2002     2002
                         ----------   ----   ----------   ----   ----------   -----
     Revenue Type          Amount       %      Amount       %      Amount       %
-----------------------  ----------   ----   ----------   ----   ----------   -----
ASP Revenue              $1,901,456    68%   $1,853,924    73%   $1,028,414     75%

License Revenue, incl.
Support fees                809,053    29%      668,569    26%      356,387     25%

International Revenue -
ASP based                    73,600     3%       12,400     1%            0      0%
                         ----------   ---    ----------   ---    ----------    ---
Total Revenue            $2,784,109   100%   $2,534,893   100%   $1,384,802    100%
                         ----------   ---    ----------   ---    ----------    ---

OUR PRODUCTS AND SERVICES

      Loyalty Magic's products and services address the following needs of retailers and relationship marketing program operators:

            a.    How can I find out more about my existing customers?

            b.    How can I get them to buy more frequently from me?

            c.    How can I get them to spend more, on average, with me?

            d.    How can I get more customers cost efficiently?

            e.    How can I sell higher margin products more frequently?

            f.    How can I maximize my return on marketing dollars?

      Loyalty Magic also provides customized solutions to clients to address these needs.

PRODUCTS:

      Each of Loyalty Magic's products performs various functions for clients. For example, "LOYALTY MAGIC LMX" is a full function suite of application programs that provide clubs, casinos and retailers with loyalty and reward programs, membership management, promotions management, customer activity reporting, and system maintenance.

      Two other products, "LM INTERFACES" and "LM .NET INTERFACES" are specialty software products that facilitate systems integration for our clients. Loyalty Magic's "EFTPOS TERMINAL APPLICATIONS" allow consumers to use membership cards to accrue points or earn discounts upon purchasing products and allows merchants to conduct promotions. LM KIOSK and WEB(3) are products that allow a consumer to check points balance, activity, obtain and download coupons/vouchers for use at a particular location.

      In addition to the products described above, Loyalty Magic provides various services for our clients, including data cleansing, data entry and mail services.

COMPETITION

      Loyalty Magic is focused on enabling loyalty and gift card programs in Australia, New Zealand, and the United Kingdom where demand is consistent and businesses consider loyalty as an important marketing technique and part of their growth strategies. In these markets, loyalty and relationship marketing programs are considered to be established marketing techniques. Loyalty Magic's prospective customers do not lack options in how its clients choose to spend their budgets to acquire, retain and reward their customers. Loyalty Magic has found that clients make one of three financial and strategic choices in executing their loyalty strategy. These are:

      - IN-HOUSE SOLUTION: Retailers, especially those with information technology experience, often seek competitive advantage by custom development of proprietary in-house solutions. The same statement applies to the gaming, entertainment and leisure industries. This is not a primary market for Loyalty Magic due to the typically lengthy and complex sales cycle and the strict financial requirements placed on the provider, which tend to exclude smaller providers. While Loyalty Magic does not actively target tier one retailers or custom installation projects, it does provide this option at the request of its core customers.

      - HOSTED SOLUTION: Smaller chain retailers targeted by Loyalty Magic, favor a turnkey, hosted solution which enables them to minimize their capital investment, avoid the need for large, specialized IT departments and reduce the risks associated with complex integration, deployment and upgrades. This market typically prefers a hosted solution, which allows for customization. Loyalty Magic's hosted solution serves this market need.

      - PROGRAM-BASED SOLUTION: Retailers in the gaming industry favor a solution that allows them to retain customer data in-house. These retailers prefer to operate the software directly from their locations. Loyalty Magic actively competes in this market.

      Loyalty Magic's ability to be successful depends on many factors, including:

      - Its ability to establish a clear business case that is aligned with the strategy of its clients and which has a clearly defined return on investment;

      - Its ability to successfully market the features of our product and to continually make it easier for clients to use;

      - Its ability to continually expand our reputation and credibility in our markets and to differentiate Loyalty Magic from the many competitive alternatives;

      - Its ability to leverage marquee client relationships to establish a more visible presence in its markets; and

      - Its ability to execute on time, within budget, and to consistently exceed our customers' ongoing service requirements.

RESEARCH AND DEVELOPMENT

      Loyalty Magic's product development is concentrated on unifying our product set under Microsoft's .NET platform with Visual Studio and SQL Server. Additionally, Loyalty Magic has produced, and is in the process of implementing, a smart card based program for one of its clients, EFS, which provides fuel solutions in Australia. EFS's differentiating factor, however, is that it gathers data on customer buying habits and can communicate with them directly to make special offers to them. Loyalty Magic is also in process of researching ways to improve the speed of its database, upgrade its current applications, and are also in the early stages of "Internationalizing" its products to cater to different languages.

INTELLECTUAL PROPERTY

      Loyalty Magic's intellectual property rights exist mostly in copyright of its product applications. Loyalty Magic has also registered the trade names of Loyalty Magic, Community Advantage, Sports Advantage, and Embrace in Australia and New Zealand. Loyalty Magic is in the process of seeking registration for the trademark for R-evolution, its new brand of relationship marketing solutions, in Australia, Europe, and the USA.

SALES

      Loyalty Magic uses SalesForce.com as our sales force automation and tracking software. Salesforce.com is a well-known international sales force automation tracking software application. SalesForce.com has enabled Loyalty Magic to build a significant prospects pipeline. A significant portion of Loyalty Magic's existing revenue is recurring from its ASP client base and from support services rendered to customers who license Loyalty Magic software. Loyalty Magic's management expects this revenue to increase over time.

REVENUE AND ASSETS BY GEOGRAPHIC LOCATION

      Loyalty Magic's revenues are derived mostly from sales and operations in Australia, New Zealand and the United Kingdom. In 2004, Loyalty Magic derived 88.9% of its revenue from clients in Australia, 8.5% from clients in New Zealand and the remaining 2.6% from clients in the United Kingdom.

EMPLOYEES AND FACILITIES

      As of April 22, 2005, Loyalty Magic had 28 full-time employees, three of which are located in Sydney and 25 of which are located in Melbourne. Of those 28, ten are in the ASP services and support department, seven are software developers, three are full time in sales and marketing, four are in project management, product management and testing, and the remaining five are executives that oversee our ASP business, sales, and product development divisions.

                       LOYALTY MAGIC FINANCIAL INFORMATION

      Included in this proxy statement are Loyalty Magic's audited balance sheets as of June 30, 2004 and June 30, 2003 and audited profit and loss accounts and statements of cash flows for each of the fiscal years ended June 30, 2004 and June 30, 2003, and its unaudited profit and loss account for the six-month period ended December 31, 2004.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS
                                 (LOYALTY MAGIC)

      The following is a summary of the operating results of Loyalty Magic and contains forward-looking statements based upon current expectations that involve risks and uncertainties. The Company's actual results and the timing of certain events could differ materially from those anticipated in these forward-looking statements.

OVERVIEW OF SIGNIFICANT ACTIVITIES

      Calendar years 2003-2004 marked a transition for Loyalty Magic as we upgraded our product capability to move more toward the recurring revenue model that is enabled by the ASP-delivery method we deliver. At the same time, the company restructured its outside sales force. We believe that both investments position Loyalty Magic for continued growth in 2005 and beyond.

TECHNOLOGY STRATEGY

      Loyalty Magic decided in 2002 to use its internal resources to upgrade its technology by using a more universal product design. Loyalty Magic's Management believes these upgrades will, over time, make it easier, less expensive and faster to deploy solutions to customers and provide higher gross operating margins. Loyalty Magic researched the technology options in 2003 and chose the Microsoft .NET platform as its preferred technology. The overriding factors in its decision were:

      - Loyalty Magic was an existing Microsoft client with an established understanding of their technology;

      - .NET was a new technology platform that was well constructed for distributed processing, and seemed to be well designed in that regard;

      - Separately, but importantly, Microsoft was committed to introducing Net-based solutions to our primary vertical market, the retail industry; and

      - Cost of the technology was relatively affordable, and the cost of human resources was reasonable and relatively easy to acquire.

   By the end of May 2005 Loyalty Magic expects to install its .NET single product solution suite for two of its licensing clients. Each of these clients has a specific, customized solution operating according to its business and technology rules. Additionally, the .NET technology has begun to be imported onto Loyalty Magic's ASP platform located in Melbourne, for use in providing additional services to ASP clients.

PRODUCT SUITE

      Originally, the product design and management of Loyalty Magic's product suite was disjointed and more suited to custom designed applications where each customer's functional specification was treated as a distinctly separate development. This was a result of Loyalty Magic's previous focus on selling custom software solutions. The custom software business allowed for limited scalability and required prolonged planning and decision making and had a deployment process marked by frequent changes and interruptions which had a negative effect on revenue growth. As a result, it was concluded that the loyalty product suite must be:

      -     Easily customizable for the customer;

      - Implemented from a single product suite that required minimal programming, yet met most of our clients functional needs; and

      - A demonstrably better application alternative for our customers and prospects in the sense that they could choose from a core set of modules and have each module customizable to their needs, instead of developing applications from scratch.

      To drive this strategy, we created a new position of Product Manager. The first goal of this position was to consolidate various custom applications into a single product suite in the gaming, entertainment and leisure sectors of the Australian market. The second goal was to transfer this technology into Loyalty Magic's ASP offering in the retail sector. An example of the benefits of .NET technology transfer can be seen in the ability to more easily develop and deliver marketing promotions at a local level for a retailer. Another example is that development in .NET occurs in a shorter timeframe, resulting in quicker to market applications. At the time Loyalty Magic began work on this strategy, it was estimated that these goals would be achieved in two years. Approximately 90% of the design of the single product suite has been completed, and the functional specifications for certain of the new and upgraded modules (such as its new marketing module) are in process. The marketing module is designed to enable Loyalty Magic's customers to leverage the data that it collects so they can manage and design CRM programs to meet their business objectives. Loyalty Magic believes that a strategy of adding such functionality to its core ASP product accomplishes three important business objectives. It makes Loyalty Magic's platform more valuable to clients when they are considering renewal of our contract, it makes its ASP solution more marketable to new customer prospects, and it provides Loyalty Magic with a new revenue stream. Loyalty Magic is on schedule to complete the marketing module in 2006.

SALES TEAM

      As Loyalty Magic continually invested in and improved its technology product, its sales management process has also been improved to be aligned with sales opportunities. Since its inception, Loyalty Magic has been very opportunistic in its sales efforts. By upgrading its product suite, Loyalty Magic believes there is greater opportunity to sell its solution to a larger market of potential buyers in Australia and New Zealand. In July 2004, one of the co-founders of Loyalty Magic temporarily took on the role of sales manager. Loyalty Magic also hired three full-time sales people, began using Salesforce.com as a tool to manage and forecast sales activity and hired a marketing services person to support its new approach to sales. As part of this process, Loyalty Magic set objective criteria for sales personnel and established performance quotas along with key performance indicators for its sales team. Those standards have been strictly enforced. Loyalty Magic has, and will continue to, replace under-performing sales team members with a focus on delivering its forecasted sales plan. Earlier this year, as had been planned, Loyalty Magic's managing director assumed day-to-day control of sales management.

      As Loyalty Magic evolved its sales management process, it has had the intended effect of creating a measurable pipeline and closing process. Loyalty Magic has built a significant prospects pipeline. Management estimates that approximately A$400,000 in potential sales is waiting for the customer's final decision. The prospective revenue is distributed across a wide-range of potential sizes and types of clients in the Australian and New Zealand markets. In the past, the sales pipeline has generally been weighted toward direct sales to smaller merchants. As part of its evolving strategy, Loyalty Magic has, in the most recent quarter, begun to specifically target multi-location merchants, including chain retailers and franchisees where loyalty can improve their growth and profitability.

      This transition to targeting larger clients is not without risk. While Loyalty Magic had past success in evolving its sales model, it continues to assess its sales team and the resources that it has committed to achieving its revenue goals. Among the benefits for Loyalty Magic from combining with Catuity, is the addition of new product capabilities. Specifically, Loyalty Magic expects to market Catuity's gift card solution to its existing retail customers and to use it as an entry level or upgrade sales product for new prospects. As the value of gift cards for retailers in Australia and New Zealand has become more widely accepted, Loyalty Magic's customers are more open to the solution now than in the past. Loyalty Magic's forecast includes what its management believes are reasonable, but achievable revenue goals from the sale of gift cards.

      Loyalty Magic's operating model allows flexibility in how it manages staffing. Sales, operating costs and near-term staffing needs are closely monitored. This practice has allowed Loyalty Magic to reduce costs where necessary.

JULY 1 TO DECEMBER 31, 2004 INTERIM FINANCIAL RESULTS (UNAUDITED)

      Revenue for the six month period ended December 31, 2004 increased slightly to A$1,405,000 from A$1,373,000, representing an increase of 2.3%, from the same period in 2003. Loyalty Magic's sources of revenue shifted considerably between these periods. Project revenue decreased from A$199,000 in the six months ended December 31, 2003 to A$76,000 in the same period in 2004. The principal cause of the decrease was Loyalty Magic's decision to allocate internal resources to product development.

      Services revenue for the six months ended December 31, 2004, increased to A$1,299,000 from A$1,062,000, representing an increase of 22.3%, from the same period in 2003.The increase in services revenue was due to placing more emphasis on ASP sales to make up for the decreased emphasis on license sales.

      License revenue, which consists of revenue from the sale and customization of Loyalty Magic's licensed software, decreased from A$112,000 in the six months ended December 31, 2003 to A$30,000 in the same period in 2004. The principal cause of the decrease, as explained above, was due to the shift in focus from sales to internal product development.

      Total direct cost of revenue increased from A$908,000 for the period ended December 31, 2003 to A$1,042,000 for the same period in 2004, representing an increase of 14.8%. Project revenue cost declined A$106,000, or 26%, while the cost of services revenue increased A$241,000, or 48%, for the period ended December 31, 2004 compared to the same period in 2003. The cost of project revenue decrease was due to the decline in project revenue. The services cost increase was principally due to the development and delivery of a major services package for a significant new customer, consulting costs for external information technology expertise, and use of Salesforce.com for sales force automation and tracking software.

      Sales and marketing costs were flat between the periods, while general and administrative expenses increased by A$122,000, or 39%. The principal areas of general and administrative cost increases were due to an increase in bad debt provision by A$50,000, sales department personnel recruitment fees of A$39,000, audit fees of A$14,000, and A$12,000 for the use of an offsite co-location facility to increase security for our host servers and our clients data. None of these costs were incurred in the six month period ending December 31, 2003.

      As a result of the above, for the six months ended December 31, 2004, Loyalty Magic experienced a net loss of A$63,000 as compared to a net profit of A$106,000 for the same period in 2003.

FISCAL YEAR JULY 1, 2003 - JUNE 30, 2004 COMPARED TO FISCAL YEAR JULY 1, 2002 - JUNE 30, 2003

      Total revenue for the fiscal year ended June 30, 2004, increased to A$2,782,000 from A$2,523,000, or 10.3% from the fiscal year ended June 30, 2003. The increase was made up of a 2.6% increase in ASP revenue, a 19.3% increase in License Revenue (principally from a new, large sale), and a 517% increase in international revenue. International revenue grew from A$12,000 for the fiscal year ended June 30, 2003, to A$74,000 for the same period in 2004 due to a client being under contract for the full year of 2004.

      Direct costs of revenue were flat with between the fiscal years ended June 30, 2003 and June 30, 2004. This, combined with a 10.3% increase in revenue resulted in an increase in gross profit from A$2,095,000 for the fiscal year ended June 30, 2003 to A$2,349,000, or 12%, for the same period in 2004. Purchases, which consist of costs from the purchase of cards for customers, decreased by approximately A$44,000 for the fiscal year ended 2004 due to Loyalty Magic's customers taking on the responsibility to order and a reduction in postage costs. Contract data entry costs, which are incurred when Loyalty Magic outsources the data entry requirements of its clients remained flat for the fiscal year ended 2004 as compared to same period in 2003 because Loyalty Magic performed more data entry in-house for clients during the fiscal year ended June 30, 2004 . Terminal costs, which are incurred when Loyalty Magic orders and installs terminals for clients, were A$41,000 for the fiscal year ended June 30, 2004. This was the first year Loyalty Magic incurred terminal costs as it began ordering them on behalf of clients in early 2004.

      Expenditures for indirect, sales and marketing and overhead costs increased by A$187,000 to A$2,132,000, representing an increase of 9.6%, for the fiscal year ended June 30, 2004 from A$1,945,000 for the same period in 2003. The principal areas of cost increase were: (i) additional sales and marketing staff and consultants which increased by A$54,000; (ii) contracted consultants in specialty areas to assist with sales, marketing and development on the Loyalty Magic product, which increased by A$61,000; (iii) administration staff cost which increased by A$14,500 due to the need for additional staffing related to revenue growth; (iv) increased coverage and marketing at trade shows which increased by A$12,500; (v) staff training which increased by A$8,500; and (vi) travel and accommodation requirements of sales staff, which increased by A$15,000.

      As a result of the above, net profit for the fiscal year ended June 30, 2004 was A$237,000 versus A$154,000 for the previous year, representing an increase of 58%. The improvement is attributable to tight cost control that improved margins on Loyalty Magic's existing business and from higher margins on new business.

CRITICAL Accounting POLICIES AND ASSUMPTIONS

      Loyalty Magic's financial statements are prepared in conformity with accounting principles generally accepted in Australia. When more than one accounting principal might apply, Loyalty Magic selects the principle or method that is appropriate in the specific circumstances. Application of these accounting principles may require Loyalty Magic to make estimates about the future resolution of existing circumstances. As a result, actual results could differ from these estimates. In preparing its financial statements, Loyalty Magic has made its best estimates and judgments of the amounts and disclosures included in the consolidated financial statements, giving due regard to materiality.

REVENUE RECOGNITION

      Loyalty Magic follows the revenue recognition principles contained in AASB 118 and IAS 18 which state that:

      "Revenue is the gross inflow of economic benefits during the period arising in the course of the ordinary activities of an entity when those inflows result in increases in equity, other than increases relating to contributions from equity participants."

      Furthermore revenue is recognized in accordance with the following:

      Revenue is recognized only when it is probable that the economic benefits associated with the transaction will flow to the entity. In some cases, this may not be probable until the consideration is received or until an uncertainty is removed. Revenue and expenses that relate to the same transaction or other event are recognized simultaneously; this process is commonly referred to as the matching of revenues and expenses. Expenses, including warranties and other costs to be incurred after the shipment of the goods can normally be measured reliably when the other conditions for the recognition of revenue have been satisfied. However, revenue cannot be recognized when the expenses cannot be measured reliably; in such circumstances, any consideration already received for the sale of the goods is recognized as a liability."

      Loyalty Magic has three principal revenue streams: ASP services revenue (including subscription services), license revenue (including international), and support services revenue.

      ASP SERVICES. This revenue includes fees for: monthly host management; terminal licenses; server licenses; data entry; return mail processing; new store set-up; terminal rental and support; welcome letters and label printing; processing of incorrect or incomplete applications; database production for a project; web site set-up and hosting; card design, production and delivery; data files import/export; telephone support; and staff labor for the above. Depending on individual client requirements, certain of the above fees may be included in monthly management fees. Those services that are not included in the monthly fee are quoted and invoiced separately. ASP services revenue is recognized on a monthly basis for services delivered in the period.

      LICENSE REVENUE. This revenue is derived from licensing the right to use our software to customers who desire our software to be located on their servers, on their premises. License revenue is further divided into two main parts:

      - License fees - which may include fees from the licensed use of our software for membership management, promotions management, voting module, kiosk, web services, and/or report writing; and

      - Customization project work required by customers. Customization services include functional specifications, business design, system design, programming (development), reporting modifications, project management and testing.

      Revenue from license fees is recognized at the time the client begins their use of the program. License revenue for customization work is recognized as delivery stages are accomplished according to agreed upon deliverables between Loyalty Magic and the client.

      License Support revenue. This revenue is derived from license agreements to support customers as they utilize Loyalty Magic software on their host computers and apply it to their customer base. Support revenue includes maintenance services, bug fixes, troubleshooting of technical issues and the training of new client technology staff. License support revenue is recognized in the month in which the support service is delivered. Maintenance revenue is recognized on a pro-rata basis each month over the term of the Support Agreement.

VOTING EXCLUSION STATEMENT

      In accordance with Australian Stock Exchange Limited Listing Rules 11.1 and 14.11, any votes cast in favor of this proposal by Loyalty Magic, any directors of Loyalty Magic and any associate of those persons, will be disregarded. However, Catuity need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form, or if it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      After careful consideration, our board of directors has determined that the acquisition of Loyalty Magic is in the best interest of Catuity and its shareholders and has unanimously approved the acquisition. Accordingly, our board of directors unanimously recommends a vote "FOR" approval of the acquisition of Loyalty Magic.

                                   PROPOSAL 7

  (TO APPROVE THE ISSUANCE OF SHARES OF CATUITY COMMON STOCK FOR THE PURPOSE OF
         ACQUIRING LOYALTY MAGIC PTY LTD AND TO PROVIDE WORKING CAPITAL)

LISTING RULE REQUIREMENTS

      Our common stock is traded on the NASDAQ SmallCap Stock Market under the symbol "CTTY." Consequently, the Company is subject to the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc. (the "Marketplace Rules"). Although the issuance of the shares of common stock described above does not require shareholder approval under Delaware law, the issuance of these shares does require shareholder approval under the Marketplace Rules. Specifically, Marketplace Rule 4350(i)(1)(D) ("Rule 4350") requires NASDAQ-listed issuers to obtain shareholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding common stock or voting power of the issuer (on an as-converted or as-exercised basis) before such issuance for a price less than the greater of the book or market value of the issuer's common stock. For purposes of Rule 4350, the (i) outstanding common stock or voting power of the issuer is determined as of a date the issuer enters into a binding agreement with respect to such issuance or potential issuance, which in the case of the acquisition of Loyalty Magic is March 17, 2005; and (ii) market value of the issuer's common stock is deemed to be the closing bid price of the issuer's common stock immediately prior to entering into such binding agreement, which in the case of the acquisition of Loyalty Magic is $5.21 per share, the closing bid price of our common stock on March 17, 2005.

      Our stock is also traded on the ASX, under the symbol "CAT." This proposal seeks your approval of the issuance of up to _________ shares of Catuity's common stock, which exceeds 15% of Catuity's issued and outstanding shares of common stock, for the purpose of acquiring Loyalty Magic and for the purpose of an offering to raise the cash portion of the proceeds to be paid to the Loyalty Magic shareholders and to provide working capital in accordance with Australian Stock Exchange Limited Listing Rule 7.1.

GENERAL

      In exchange for all of the outstanding shares of stock of Loyalty Magic, we have agreed to issue to the Loyalty Magic shareholders an aggregate of 300,647 shares of our common stock, subject to adjustment as set forth in Proposal 6 above. In addition, we are seeking your approval to issue approximately 949,367 shares (based on our intention to raise approximately
A$6 million and based on the closing price of our common stock on NASDAQ on the day prior to the filing of this proxy statement) for the purpose of selling such shares in our offering in order raise the cash portion of the consideration to be paid to the Loyalty Magic shareholders and for additional working capital. Our board has authorized an offering of up to A$7 million if over-subscriptions are received.

TERMS OF OFFERING

      We plan to conduct a registered offering in Australian to raise approximately A$6 million to fund the Loyalty Magic acquisition and to provide additional working capital for the combined company. The Board has determined that our existing Australian shareholders will be offered a priority entitlement under the offering, which is permitted under Australian rules and regulations. We plan to file a prospectus shortly after we file the definitive version of this proxy statement. The offering period will remain open until after our 2005 Annual Meeting of

Shareholders. This offering structure will also allow us to target new institutional and other investors in order to broaden our investor base in the Australian market and improve the liquidity of trading on the ASX. The board has committed to invest up to A$470,000 in our offering, and are seeking your approval to allow them to participate, as required under the rules and regulations of the ASX.

      The offering will be conducted pursuant to an exemption from registration found in Regulation S. Under the terms of Regulation S, U.S. investors cannot participate in the offering. Accordingly, none of our U.S. based shareholders, officers or directors may participate in the registered offering in Australia. We must take certain precautionary measures to ensure that the restrictions imposed by Regulation S are enforced.

      We intend to issue the shares to the Loyalty Magic shareholders pursuant to an exemption from registration found in Regulation D promulgated under the Securities Act ("Regulation D"). In order to permit our U.S. based directors to fulfill their commitment to invest, we intend to sell them shares pursuant to an exemption from registration found in Regulation D.

USE OF PROCEEDS

      The net proceeds to us from the offering are expected to be approximately A$5,750,000. We intend to use A$3,600,000 of the proceeds to pay cash portion of the consideration due to the Loyalty Magic shareholders. We intend to use the remaining net proceeds for general corporate purposes, including capital expenditures and working capital for the combined company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL 7 INCLUDING THE APPROVAL OF THE DIRECTORS' PARTICIPATION IN THE OFFERING DESCRIBED IN THIS PROPOSAL 7.

      IF SHAREHOLDERS DO NOT APPROVE THIS PROPOSAL, WE WILL NOT BE ABLE TO CONSUMMATE THE LOYALTY MAGIC ACQUISITION. THEREFORE, A VOTE AGAINST THIS PROPOSAL 7 WOULD HAVE THE SAME EFFECT AS A VOTE AGAINST PROPOSAL 6.

VOTING EXCLUSION STATEMENT

      In accordance with Australian Stock Exchange Limited Listing Rules 7.3.8 and 14.11, any votes cast in favor of this proposal by any person benefiting from the acquisition, or any of their associates, will be disregarded. However, the company need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form, or if it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

                                   PROPOSAL 8

  (TO APPROVE THE ISSUANCE OF SHARES OF CATUITY COMMON STOCK FOR THE PURPOSE OF
     AN OFFERING IN THE EVENT THE LOYALTY MAGIC ACQUISITION IS NOT APPROVED)

GENERAL

      If the Loyalty Magic acquisition is not approved, we intend to conduct a registered offering in Australian to raise approximately A$2 million. We are seeking your approval to issue approximately ______________ shares of our common stock in this smaller offering (based on the closing price of our common stock on NASDAQ on the day prior to the filing of this proxy statement). As discussed in Proposal 7 above, under the Marketplace Rules and under the rules and regulations of the ASX we are required to seek your approval of the issuance of the shares in the offering.

TERMS OF OFFERING

      Except for the size of the offering, this offering will be conducted in the same manner, and will be subject to the same restrictions, as described in Proposal 7 above (See "Proposal 7 - Terms of Offering").

USE OF PROCEEDS

      The net proceeds to us from the offering are expected to be A$1,900,000. We intend to use all of the proceeds for general corporate purposes, including capital expenditures and working capital.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL 8, INCLUDING THE APPROVAL OF THE DIRECTORS' PARTICIPATION IN THE OFFERING DESCRIBED IN THIS PROPOSAL 8.

                  EXECUTIVE AND DIRECTOR COMPENSATION PROPOSALS

      Proposals 9 through 15 seek shareholder approval for various stock plans and compensation proposals. This section contains background information pertinent to your consideration of these proposals.

      As of May __, 2005, there were _________ shares of Common Stock issued and outstanding, and the closing prices of a share of Common Stock on NASDAQ and the Australian Stock Exchange on that date were US$_________ and AUD$_________, respectively.

      The following table sets forth information as to the benefits or amounts that will be received by or allocated to each of the following under the respective plans being submitted for approval; to the extent such benefits or amounts are determinable at present:

                                NEW PLAN BENEFITS

                                             Units or $ of Benefits Under the Plan:
                          ----------------------------------------------------------------------------
                             Racine         Chapman       Board Cash       Director     Director Stock
   Name and Position         Options      Compensation   Compensation    Option Plan         Plan
-----------------------   -------------   ------------   ------------   -------------   --------------
Alfred H. Racine (CEO)    77,914 shares       -0-             -0-            -0-              -0-

John H. Lowry                  -0-            -0-             -0-            -0-              -0-

Michael V. Howe (former
CEO)                           -0-            -0-             -0-            -0-              -0-

Executive Group           77,914 shares       -0-             -0-            -0-              -0-

Non-Executive Director         -0-          $16,500         $89,250         10,500         $89,250
Group                                                                       shares       In restricted
                                                                                           shares

Non-Executive Officer
Employee Group                 -0-            -0-             -0-            -0-              -0-

      We cannot determine at present what the benefits to the above named individuals or groups will be under the proposal to increase the number of shares authorized under the Employee Stock Option Plan or under the proposal to adopt an Employee Restricted Stock Plan.

                                   PROPOSAL 9

  (TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED UNDER THE EMPLOYEE
                               STOCK OPTION PLAN)

GENERAL

      The ninth matter to be considered at the Annual Meeting will be the approval of an amendment to the Catuity Inc. Stock Option Plan (the "Employee Plan") to increase the number of shares for which options and other awards may be granted from 63,333 shares to 300,000 shares.

      The Board of Directors initially adopted the employee plan in December 1999 and the stockholders approved it on March 16, 2000. The employee plan was amended in 2001 to increase the number of authorized option shares to its current level. The employee plan terminates on the earlier of (i) the tenth anniversary of its effective date, (ii) the date all of the shares authorized under the employee plan have been issued, or (ii) the termination of the employee plan by the Board of Directors. The maximum period during which an option may be exercised under the employee plan is 10 years from the date of grant, except in the case of an Incentive Stock Option (ISO) granted to a 10% stockholder, in which case the maximum period is five years from the date of grant.

      The purposes of the employee plan are to attract and retain employees of high ability and to motivate them to advance Catuity's and our stockholders' interests. As of April 15, 2005, there remain only 17,824 shares available under the plan for future awards to employees. However, 77,914 shares have been awarded to Alfred H. (John) Racine, III subject to shareholder approval. As a result, we need to increase the number of authorized shares under the plan in order to honor the agreement with Mr. Racine and be able to make future option award grants to eligible employees. With the pending acquisition of Loyalty Magic, the number of employees eligible under the Plan will increase to approximately 40. The proposed increase will allow the Company to award option grants to the larger number of employees that will be eligible under the Plan. Catuity's total number of shares outstanding will also increase substantially with the acquisition of Loyalty Magic.

      On March 22, 2005, the Board approved an amendment increasing the number of authorized shares from 63,333 to 300,000 in order to ensure that a sufficient number of shares would be available for grants to meet the overall goals and objectives of the employee plan for the next few years.

SHARES AUTHORIZED

      A maximum of 63,333 (as amended, 300,000) of the aggregate number of shares of common stock outstanding may be issued under the employee plan to all participants in the aggregate. The shares issued may be newly issued or repurchased by us on the open market. If any award granted under the employee plan is surrendered to us, terminates or expires before having been fully exercised, or an award of stock appreciation rights is exercised for cash, then all shares formerly subject to that award shall become available for any award subsequently granted in accordance with the employee plan. The number of shares authorized under the employee plan will be adjusted to reflect certain recapitalizations, reorganizations, mergers or consolidations.

EMPLOYEE PLAN ADMINISTRATION

      The employee plan is administered by the Board of Directors or by a committee consisting of two or more members of the Board and is known as the administrator. Currently, the Compensation Committee serves as administrator. The administrator has full power and authority to prescribe, amend and rescind rules and procedures governing administration of the employee plan and to make all other determinations necessary or advisable for its administration and interpretation.

EMPLOYEE PLAN PARTICIPANTS

      The administrator may grant awards under the employee plan to Catuity's and/or any of its subsidiaries' officers, employees, and persons who are independent contractors, consultants or advisers of Catuity and/or its subsidiaries at the time of the grant.

STOCK OPTIONS

      The administrator may grant options entitling the participant to purchase shares of common stock from us in such quantity, at such price, and on such terms and subject to such vesting periods, termination dates and other conditions as may be established by the administrator on or prior to the date such option is granted. Although the employee plan specifies certain "default" provisions for option grants, the employee plan specifically authorizes the administrator to vary from these default provisions, as it deems advisable for individual grants. Notwithstanding the foregoing, the exercise price for all options must be no less than 85% of the fair market value of the common stock on the date of grant, except and unless you are a 10% stockholder, in which case the option price will not be less than 110% of such fair market value.

      The options shall contain such other terms and conditions as are deemed necessary to prevent limitation of our compensation deduction in connection with the exercise of the option. (See "U.S. Federal Income Tax Consequences Relating to the Employee Plan," below.)

INCENTIVE STOCK OPTIONS

      The administrator shall determine the price at which a share may be purchased upon exercise of any option, except in the case of an option that has been designated as an incentive stock option under Section 422 of the Internal Revenue Code. No person may be granted incentive stock options under the employee plan in any year entitling such person to purchase a number of shares greater than the maximum number permitted by Section 422 of the Internal Revenue Code as in effect on the date of grant. If a recipient is a 10% stockholder, the term of an incentive stock option shall not exceed five years from the date of grant, and the purchase price of an incentive stock option shall be greater than the per share market value of the common stock on the date of grant. If the recipient is not a 10% stockholder, the term of an incentive stock option shall not exceed ten years from the date of grant and the purchase price shall be equal or greater than the per share market value of the common stock on the date of grant.

VESTING OF OPTIONS

      Unless otherwise provided in the option agreement, options granted under the employee plan will initially be deemed an entirely unvested option and will vest according to the following schedule:

      (a) twenty percent (20%) will become a vested option as of the first anniversary of the vesting start date specified in the option agreement (which may be earlier but not later than the grant date);

      (b) ten percent (10%) of the option will become a vested option on the last day of each six-month period thereafter, such that the option will become a fully vested option as of the fifth anniversary of the vesting start date.

      Catuity has generally granted options with shorter vesting periods. Vesting will continue provided the recipient is not terminated prior to each vesting date and provided that the recipient is not on a leave of absence from Catuity Inc. or its subsidiaries.

EXERCISE OF OPTIONS

      Unless extended by the administrator or as otherwise provided in the award agreement, the recipient's right to exercise any award granted under the employee plan shall terminate at a time determined by the administrator, but shall not terminate less than: (i) six months after termination for death or disability; or (ii) 30 days after termination for any other reason, except in the event of a Termination for Cause, as defined under the employee plan; or
(iii) in the event of Termination for Cause, the option will terminate immediately upon termination. The administrator has the right to permit the recipient to exercise any award prior to the time such award would otherwise be exercisable under the terms of the agreement granting the award. Similarly, the administrator has the right to permit the recipient to exercise any award granted under the employee plan (except for an incentive stock option) more than six months after the recipient's employment terminates or after the award's expiration date.

      The recipient must pay the purchase price of shares purchased upon the exercise of the award in full and in cash at the time of exercise. However, the administrator may (but is not obligated to unless this is provided in the award agreement) permit payment to be made by delivery to us of such other consideration as is permitted by the

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administrator. Payment may also be made by delivering a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the purchase price and, if required, the amount of any tax withholding liability for which the recipient is liable.

      Unless provided otherwise in an award agreement, if the recipient dies while an employee, the right to exercise all unexpired installments of his or her awards shall be transferable by will or the laws of descent and distribution.

      Unless provided otherwise in the award agreement, upon the occurrence of a change of control event, the recipient shall have the right to exercise in full any award (excluding awards that have expired, terminated or been exercised), whether or not exercisable immediately prior to the change of control event. A change of control event means a business combination in which less than 50% of the outstanding voting securities of the successor entity immediately following the closing of the business combination are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of Catuity immediately prior to such transaction. The term "business combination" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of Catuity's assets, (B) a merger or consolidation or other reorganization of which Catuity or a subsidiary is a merging party, or (C) the sale or other change of beneficial ownership of at least 33 1/3% of Catuity's outstanding voting securities.

RIGHTS AS A SHAREHOLDER

      Until the recipient exercises an award and actually receives shares, the recipient has no rights as a Catuity shareholder pursuant to any shares of common stock that underlie the award.

AMENDMENT

      The Board may amend, suspend or discontinue the employee plan at any time. However, the Board may not, without stockholder approval, materially increase (except when the increase relates to adjustments upon changes in the stock, such as stock splits) the maximum aggregate number of option shares in the option pool, materially increase the benefits accruing to eligible participants or materially modify the category or, eligibility requirements for persons who are eligible participants. Except where a change of control exits, no action may alter any option previously granted under the employee plan without the recipient's consent, nor may the number of option shares in the option pool be reduced to a number that is less than the aggregate number of option shares that may be issued pursuant to the exercise of all outstanding and unexpired options granted under the employee plan and that have been issued and are outstanding pursuant to the exercise of options granted under the employee plan.

NEW EMPLOYEE PLAN BENEFITS

      The grant of awards under the employee plan is subject to the discretion of the administrator. Accordingly, we cannot currently determine the number of shares of common stock that may be subject to awards under the employee plan in the future.

U.S. INCOME TAX CONSEQUENCES RELATING TO THE EMPLOYEE PLAN

      The following discussion of certain U.S. income tax considerations with respect to employee awards is a summary for general purposes only. The employee plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974.

OPTION AWARDS

      Certain of the income tax consequences of the grant of an option award depend upon whether the option qualifies as an incentive stock option.

      Nonqualified Options and Performance Based Options. The grant of a nonqualified stock option or a performance-based option will have no income tax consequences for either the recipient or us (unless the option is freely transferable and has a readily ascertainable market value). Upon the exercise of a nonqualified stock option or a performance-based option, the recipient will recognize ordinary income and we will be entitled to a deduction in

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

an amount equal to the excess of the fair market value of the common stock purchased over the exercise price. We are required to withhold tax from the recipient's income in that transaction. The basis of the common stock received upon exercise will equal the sum of the exercise price plus the amount included in income by the participant. If the recipient pays the exercise price of a nonqualified stock option or a performance based option with shares of common stock, no additional gain or loss will be recognized by reason of that exchange, and the basis for an equal number of shares of the common stock received will be equal to the basis for the shares exchanged therefore. Any additional shares that the recipient receives will have a basis equal to the amount of ordinary income includible with respect to such purchase. The subsequent sale or exchange of the common stock would generally give rise to capital gain or loss.

      Incentive Stock Options. The grant of an incentive stock option will have no income tax consequences for either the recipient or us. Subject to the discussion below, there will be no regular income tax liability upon incentive stock option exercise; however, upon the exercise of an incentive stock option, the excess of the fair market value of the shares purchased over the exercise price will be an item of tax preference of the recipient's for purposes of the application of the alternative minimum tax. If payment of the purchase price of an incentive stock option consists of shares of common stock, the recipient's basis for an equal number of shares of the common stock received will be equal to your basis for the shares exchanged therefore. Any additional shares the recipient receives will have a basis of zero.

      If the common stock acquired pursuant to an incentive stock option is sold, exchanged (except in certain tax-free exchanges) or otherwise disposed of (even if pursuant to the exercise of another incentive stock option) within either one year of the exercise of such incentive stock option or two years of the granting of such incentive stock option, the recipient will recognize ordinary income at that time and we will be entitled to a deduction at that time in an amount equal to the excess of the fair market value of such common stock at the time of exercise over the purchase price. The recipient will also recognize capital gain or loss to the extent the amount realized from a sale or exchange differs from the fair market value of such common stock at the time of exercise.

      If the recipient sells or exchanges common stock acquired pursuant to an incentive stock option after one year after the exercise of such incentive stock option and two years after the granting of such incentive stock option, the recipient will recognize long-term capital gain or loss measured by the difference between the amount realized on such sale or exchange and the purchase price, and we will not be entitled to any deduction.

LIMITATION ON COMPENSATION DEDUCTIONS

      In general, we will be entitled to a compensation deduction equal to the income the recipient recognized with respect to a nonqualified option, performance based option, stock appreciation right or restricted share right at the time of recognition. But, the Internal Revenue Code will limit the deduction that a publicly held corporation, such as us, may take for compensation paid to "covered employees" to $1 million. Generally, the Chief Executive Officer of a company and its four highest compensated officers (excluding the Chief Executive Officer) will be considered to be covered employees. However, this rule limiting the deduction does not apply to performance-based compensation. In general, compensation resulting from the exercise of a stock option is treated as performance-based compensation provided that the option price was equal to or in excess of the fair market value of stock underlying the option at the time of the grant of the option and provided that certain other requirements are met. We grant performance-based options with the intention to meet these rules so that the compensation resulting from the exercise of performance-based options will be treated as performance-based compensation. In addition, income resulting from the exercise of nonqualified options and stock appreciation rights, where the exercise price is equal to or in excess of the fair market value of the stock underlying the award at the time of the grant, may also be treated as performance-based compensation. Income resulting from restricted share rights will probably not be treated as performance-based compensation and so the deduction limitation described above may become applicable.

WITHHOLDING OF TAX

      We are entitled to withhold, or secure payment from the recipient in lieu of withholding, the amount of any tax required by law to be withheld or paid by us with respect to any amount payable or shares issuable under the option. At the recipient's election, with respect to the exercise of a nonqualified option, performance based option or a stock appreciation right where shares of common stock are to be delivered to the recipient; we may also withhold

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

shares of the common stock sufficient to meet those requirements. Unless otherwise provided by the administrator, with respect to officers, we will withhold shares sufficient to meet withholding requirements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN.

                                   PROPOSAL 10

        (TO APPROVE THE GRANT OF OPTIONS TO ALFRED H. (JOHN) RACINE III)

GENERAL

      The tenth matter to be considered at the annual meeting will be the approval of a proposed stock option grant to our President and Chief Executive Officer, Alfred H. (John) Racine III. Mr. Racine is also a member of the Board of Directors.

      We entered into a one-year employment agreement with Mr. Racine dated September 23, 2004. The agreement may be renewed from year to year. Under the agreement, Mr. Racine is entitled to receive a base salary of $250,000 USD, which is subject to review from time to time for possible increase by the Board in conjunction with performance. Mr. Racine is entitled to participate in all bonus or incentive plans and stock purchase plans in such manner as such plans apply to officers and senior executives of the Company generally, as well as general employee fringe benefit programs. Mr. Racine does not have a specific or special bonus arrangement.

      Under the employment agreement, as an inducement to Mr. Racine to join us and to compensate him for the cash fee he would have received had he remained a consultant to the Company, we awarded to him an option to purchase 77,914 shares, which was a number of shares equal to ten percent (10%) of the total of the issued and outstanding shares of our common stock on the date of his agreement, at a exercise price equal to the average of the closing bid and asked prices as reported on the NASDAQ Small Cap market of the stock on each of the ten (10) trading days following the Effective Date of the agreement (the "Options"). The Options were confirmed in an Option Agreement, a copy of which is attached as Appendix B to the Proxy Statement. This grant was and is expressly conditioned on obtaining stockholder approval of the grant, which the Company agreed to seek as soon as reasonably practicable but not later than the next occurring regular annual meeting of stockholders (i.e., this meeting). Mr. Racine did not receive any anti-dilution protection on the Options. The Options have a term of five (5) years from the date of the agreement (September 23, 2009), and are exercisable in the following manner. Twenty Five percent (25%) of the Options vested six (6) months after the Effective Date of the agreement (on March 23, 2005). Fifteen percent (15%) of the Options shall vest one (1) year after the Effective Date of the agreement (on September 23, 2005). The balance of the Options shall vest based upon the following formula for increases in stock price. Twenty percent (20%) of the remaining stock Options shall vest when the stock price increases ten percent (10%) above the exercise price and remains 10% above the exercise price for ten out of twenty trading days. Twenty percent (20%) of the remaining stock Options shall vest when the stock price increases twenty percent (20%) above the exercise price and remains 20% above the exercise price for ten out of twenty trading days. The final twenty percent (20%) of the stock Options shall vest when the stock price rises thirty percent (30%) above the exercise price and remains 30% above the exercise price for ten out of twenty trading days.

      The Options shall continue to vest and be exercisable after Mr. Racine's termination of employment for any reason, except for a "Termination for Cause" as defined in the Option Agreement. The number of shares and the exercise price subject to such Options shall be adjusted in the event of stock dividends, stock splits, or other changes in the capitalization of the Company. Termination of Mr. Racine's employment merely because of expiration of this Employment Agreement or any other reason other than a "Termination for Cause" shall not cause a forfeiture of such options.

      Either we or Mr. Racine may terminate the agreement at any time on thirty days notice, with or without cause. The Options continue after termination for any reason other than a Termination for Cause (in which case the Options lapse).

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

      Mr. Racine's base salary is less than the salary of our former President and CEO, in large part because of the inclusion of the option award upon hiring. The Board believes the use of the option award aligns Mr. Racine's interests with those of our shareholders and reduces the amount of cash based compensation the Company would otherwise have to pay. If the proposal to approve the option award to Mr. Racine is not approved, the Company will be required to re-negotiate Mr. Racine's compensation package and, in all likelihood, be required to pay more in cash based compensation. It should be noted that if Proposal 8 is not approved, this Proposal will automatically fail.

VOTING EXCLUSION STATEMENT

      In accordance with ASX Listing Rules 10.15.5 and 14.11, we will disregard any votes cast on Proposal 10 by Mr. Racine or an affiliate of Mr. Racine. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTIONS GRANTED TO MR. RACINE.

                                   PROPOSAL 11

              (TO APPROVE THE 2005 EMPLOYEE RESTRICTED STOCK PLAN)

GENERAL

      The Board of Directors approved the establishment of the Catuity Inc. 2005 Employee Restricted Stock Plan (the "Employee Stock Plan") on March 22, 2005, subject to approval by the Company's shareholders. The Employee Stock Plan, if approved by the Company's shareholders, will become effective on the date of such approval.

      The following summary of the Employee Stock Plan is qualified in its entirety by reference to the full text of the Employee Stock Plan, which is attached to this Proxy Statement as Appendix C. Any defined term used in this section of the Proxy Statement has the meaning given to it in the Employee Stock Plan.

PURPOSE

      The Employee Stock Plan has two complementary purposes: (1) to promote the success of the Company by providing incentives to the officers and other key employees of the Company and its subsidiaries that will link their personal interests to the Company's long-term financial success; and (2) to permit the Company and its subsidiaries to attract, motivate and retain experienced and knowledgeable employees upon whose judgment, interest and special efforts the Company's success is largely dependent.

ADMINISTRATION

      The Employee Stock Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee has full power and discretionary authority to implement the Employee Stock Plan including, without limitation, the authority to select Participants, grant Awards and determine the terms and conditions of each such Award. The Committee has broad authority to modify, adjust or waive any of the restrictions and/or limitations of the Employee Stock Plan. The Committee's determinations and decisions made pursuant to the provisions of the Employee Stock Plan are final, conclusive and binding.

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

ELIGIBILITY

      The Committee may grant Restricted Share Awards to any full-time, exempt employee of the Company or its subsidiaries or to such other key employees as the Committee may determine. As of April 15, 2005, the Company and its subsidiaries had approximately 11 Eligible Employees eligible to receive Awards under the Employee Stock Plan. The number of Eligible Employees is expected to increase over time based upon the Company's future growth.

STOCK SUBJECT TO THE PLAN; LIMITATIONS ON AWARDS

      The number of shares of Common Stock available for Restricted Share Awards under the Employee Stock Plan will be 267,000, subject to adjustment as set forth below. Shares of Common Stock to be granted under the Employee Stock Plan will come from the Company's authorized but unissued shares. If a Restricted Share Award is forfeited or terminated for any reason, the Restricted Shares subject to such Award will be available for regranting under the Employee Stock Plan.

RESTRICTED SHARE AWARDS

      The Committee has authority to determine the number of Restricted Shares subject to an Award as well as the terms and conditions applicable to such Award, including the term of the Restriction Period, which is the time period during which such shares are restricted, and any conditions relating to the lapse of the Restriction Period, including the attainment of one or more Performance or Serviced Goals, if any, set by the Committee.

TERMINATION OF EMPLOYMENT

      If a Participant is terminated or voluntarily terminates his or her employment with the Company (other than by reason of death, Total and Permanent Disability or Retirement) prior to the expiration of the applicable Restriction Period, then he or she forfeits all of his or her Restricted Shares. In the event of a Change in Control, all Restricted Shares automatically vest in full.

TRANSFER RESTRICTIONS

      A Participant may not sell, transfer, assign or otherwise transfer his or her Restricted Shares during the Restriction Period. During the applicable Restriction Period, the Company (or its transfer agent) will hold all stock certificates representing Restricted Shares.

PARTICIPANT RIGHTS

      During the Restriction Period, the Participant has the right to vote his or her Restricted Shares until vested or forfeited. During the Restriction Period, any dividends or other distributions with respect to Restricted Shares will be held by the Company (or its transfer agent) pending vesting or forfeiture.

ADJUSTMENTS

      In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other comparable change in the Company's corporate structure affecting the Common Stock, the Committee may adjust the number and class of stock to be issued under the Employee Stock Plan, the individual Participant Award limit and the number and class of shares subject to outstanding Restricted Share Awards to prevent dilution or enlargement of the rights intended to be granted under the Employee Stock Plan.

AMENDMENT AND TERMINATION

      The Board may amend or terminate the Employee Stock Plan at any time, subject to applicable law and the vested rights of Participants. The Employee Stock Plan will terminate on April 30, 2015, unless earlier terminated by the Board of Directors or when all shares of Common Stock available have been issued.

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TAX WITHHOLDING

      The Company is entitled to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all taxes required by law to be withheld with respect to the issue of Restricted Shares under the Employee Stock Plan or the lapse of the Restriction Period. The Company also has the right to withhold Common Stock as to which the Restriction Period has lapsed and which have a fair market value equal to a Participant's minimum tax withholding liability.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

      Generally, a Participant will not recognize income, and the Company will not be entitled to a deduction, at the time a Restricted Share Award is made under the Employee Stock Plan, unless the Participant makes the election described below. A Participant who has not made such an election will recognize ordinary income at the time the Restriction Period ends in an amount equal to the fair market value of the Restricted Shares at that time. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. Under certain circumstances involving a Change in Control, the Company may not be entitled to a deduction with respect to Restricted Shares granted to certain executive officers. Any otherwise taxable disposition of the Common Stock after the Restriction Period ends will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date the Restriction Period ends. Dividends, if any, paid in cash and received by a Participant prior to the time the Restriction Period ends will constitute ordinary income to the Participant in the year paid, and the Company will generally be entitled to a corresponding deduction for such payments. (The Employee Stock Plan currently contemplates that no dividends will be paid on Restricted Shares until the Restriction Period ends, although the Committee has authority to accelerate the payment of such dividends.) Any dividends paid in Common Stock will be treated as an Award of additional Restricted Shares subject to the tax treatment described herein. A Participant may, within 30 days after the date of a Restricted Share Award, elect under
Section 83(b) of the Internal Revenue Code to recognize ordinary income as of the date of the Award in an amount equal to the fair market value of such Restricted Shares on the date of the Award (less the amount, if any, the Participant paid for such Restricted Shares). If the Participant makes a proper election, then the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. If the Participant makes the election, then cash dividends, if any, that the Participant receives with respect to the Restricted Shares will be treated as dividend income to the Participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the Restricted Shares (other than by forfeiture) or the Common Stock received upon the termination of the Restriction Period will result in a capital gain or loss. If the Participant who has made an election subsequently forfeits the Restricted Shares, then the Participant will not be entitled to deduct any loss. In addition, the Company would then be required to include in its ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

NEW PLAN BENEFITS

      The Company cannot currently determine the Awards that may be granted under the Employee Stock Plan in the future to the executive officers named in this Proxy Statement, other executive officers, directors (who are also Eligible Employees) or other persons. The Committee will make such determinations from time to time.

VOTE REQUIRED

      The affirmative vote of a majority of the votes represented and voted at the Meeting (assuming a quorum is present) is required to approve the Employee Stock Plan. Any shares not voted at the Meeting (whether as a result of broker non-votes, abstentions or otherwise) with respect to the Employee Stock Plan will have no impact on the vote. Shares of Common Stock represented at the Meeting by executed but unmarked proxies will be voted FOR the Employee Stock Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2005 EMPLOYEE RESTRICTED STOCK PLAN.

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                                   PROPOSAL 12

         (TO APPROVE A PAYMENT OF $16,500 TO CLIFFORD W. CHAPMAN JR. FOR SERVICE ON OUR BOARD OF DIRECTORS FROM OCTOBER 21, 2004 TO JUNE 30, 2005)

GENERAL

      The twelfth matter to be considered at the annual meeting will be the approval of a proposal to pay compensation to Clifford W. Chapman Jr., a nonemployee director.

      Mr. Chapman joined our Board on September 23, 2004. Since then, he has fulfilled all his duties as a director, and is standing for re-election at this meeting. However, at the time Mr. Chapman joined our Board, our annual allotment of compensation set aside for our directors had been exhausted. As a result, Mr. Chapman has been serving without compensation. The Board proposes to compensate Mr. Chapman in the amount of $16,500 for his service during this period, which is the same amount of compensation we pay our other nonemployee directors.

VOTING EXCLUSION STATEMENT

      We will disregard any votes cast on Proposal 12 by Mr. Chapman or an affiliate of Mr. Chapman. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PAYMENT TO MR. CHAPMAN'S FOR HIS SERVICE ON THE BOARD OF DIRECTORS.

                                   PROPOSAL 13

  (TO APPROVE AN INCREASE IN THE TOTAL ANNUAL COMPENSATION THAT MAY BE PAID TO
                             THE BOARD OF DIRECTORS)

GENERAL

      The thirteenth matter to be considered at the Annual Meeting will be the approval of an increase in the maximum amount payable to non-executive directors in accordance with Australian Stock Exchange Limited Listing Rule 10.17. Under this rule, shareholder approval is required in order to increase the total annual compensation that may be paid to the Board of Directors from its current level of $104,000 to $178,500.

      Under this Proposal, and subject to approval of Proposal 15, until such time as the Company has been profitable and cash flow positive for two consecutive quarters, all directors who hold less than 5% of the Company's outstanding number of shares must take 50% of their otherwise cash based compensation in the form of Restricted Stock, to be issued pursuant to the 2005 Non-employee Director Restricted Stock Plan ("Director Stock Plan"). The Director Stock Plan is subject to approval by shareholders and is included in this proxy statement as Proposal 15. Due to unfavorable tax consequences, any director who holds more than 5% of the Company's outstanding shares may choose to have 50% of his/her otherwise cash based compensation deferred and not paid until the Company has been profitable and cash flow positive for two consecutive quarters, rather than receive restricted stock. Any director may elect to take up to 100% of his/her compensation in the form of restricted stock. While the proposed plan represents an increase in total compensation for our directors, it should be noted that this plan requires director's to take at least 50% of their compensation in restricted stock until such time as the company demonstrates consistent profitability. We believe this very closely aligns the director's compensation with the company's primary business objective to become profitable and generate positive cash flow.

      Currently, the maximum amount that may be paid to all non-executive directors annually is $104,000. Of that total, we pay each director a $10,000 annual retainer fee, paid in quarterly payments of $2,500 following each calendar quarter. The Chairman of the Board also receives a $10,000 per year Chairman fee. In addition, each director receives $12,000 in fees for attendance at Board meetings so long as the Director attends at least 75% of the

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meetings held during the year. Fees of $7,500 per year are paid to the
Chairperson of the Audit Committee and $5,000 per year to Board members serving as audit committee members. The Chairperson of the Compensation Committee receives $5,000 per year and members receive $2,000 per year. Under the Director Stock Option Plan, upon the date a person first becomes a member of the Board, the director automatically receives a stock option to acquire 667 Catuity shares. In addition, on the last business day of September of every year, the Chairman receives 417 options and each director then in office will receive a stock option to acquire 333 Catuity shares. The exercise price per share of any option is the fair market value on the date of grant. The Company believes that its Director Stock Option Plan, as approved by shareholders, is beneficial because it helps to align the independent director's interests with those of its shareholders.

      In recent years, the demands of our business have required our non-executive directors to spend time substantially above that normally expected of directors, to provide requisite service. In addition, changes in SEC regulations, corporate governance regulations and best practices have increased the amount of time Directors must spend on Company matters. Further, our recent addition of Mr. Chapman to the Board left us with insufficient available annual fees to pay him any cash compensation, let alone fair compensation for his labors. In order to promote involvement, and adequately compensate non-executive directors for the time spent in Company business matters, we propose increasing the total amount of compensation that may be paid to our directors from its current level of $104,000 plus options, to $178,500 in cash or restricted stock plus options, as described below:

      Under this Proposal, each director will receive an annual retainer of $25,000, paid in quarterly payments of $6,250 following each calendar quarter, so long as the director attends at least 75% of the board meetings held during the year. If a director attends less than 75% of all board meetings held in the year, he/she will receive the same percentage of $25,000 as the percentage of meetings attended. The Chairman will receive an additional $20,000 for serving as Chairman. The Chairperson of the Audit Committee will receive $12,500 and committee members will receive $7,500 per year for serving as audit committee members. The Chairperson of the Compensation Committee will receive $7,500 and committee members will receive $4,000 per year for serving as compensation committee members. A new Committee will be established to oversee all corporate governance matters and the nomination process for future directors. The Chairperson of the Governance and Nominating Committee will receive $7,500 and committee members will receive $4,000 per year for serving as governance and nominating committee members.

      If Proposal 14 is approved, under the Director Stock Option Plan, upon the date a person first becomes a member of the Board, the director will automatically receive stock options to acquire 2,500 Catuity shares. In addition, on the last business day of September of every year, the Chairman will receive options to acquire 3,000 Catuity shares of common stock and each director then in office will receive options to acquire 2,500 Catuity shares. The exercise price per share of any option will be the fair market value on the date of grant.

VOTING EXCLUSION STATEMENT

      In accordance with ASX Listing Rules 10.13.6 and 14.11, the Company will disregard any votes cast on Proposal 13 by any non-employee directors or an affiliate of such directors. However, the Company need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

      In accordance with Australian Stock Exchange Limited Listing Rules 10.17 and 14.11, any votes cast in favor of this proposal by any directors of Catuity and any associate of those persons, will be disregarded. However, the company need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance the directions on the proxy form, or if it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

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

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE INCREASE IN DIRECTORS' COMPENSATION.

                                   PROPOSAL 14

(TO APPROVE AN INCREASE IN THE NUMBER OF STOCK OPTIONS AUTHORIZED UNDER THE DIRECTOR STOCK OPTION PLAN)

GENERAL

      The fourteenth matter to be considered at the Annual Meeting will be the approval of an amendment to the Catuity Inc. Director Option Plan (the "Director Option Plan") to increase the number of shares for which options and other awards may be granted from 8,667 shares to 58,667 shares.

      The Board of Directors initially adopted the nonemployee director plan in October 2000 and the stockholders approved it in May 2001. The purpose of the Director Option Plan is to attract and retain the services of experienced and knowledgeable non-employee directors and to provide an additional incentive for the non-employee directors to continue to work for the best interests of Catuity and our shareholders. Initially the Director Option Plan had 130,000 authorized shares. That number was reduced to 8,667 in November 2004 when shareholders approved a reverse stock split and the Directors enacted a 1 for 15 shares reverse split. The reverse split reduced the number of shares in the Director Option Plan to a level that is insufficient to make future grants. Employee directors are not eligible for option awards under the Director Option Plan.

      As of March 22, 2005, there were 6,834 options outstanding under the Director Option Plan. On that date, the Board approved an amendment increasing the number of authorized shares from 8,667 to 58,667 in order to ensure that a sufficient number of shares would be available for grants to meet the overall goals and objectives of the Director Option Plan for the next few years.

SHARES AUTHORIZED

      The Director Option Plan currently permits us to grant non-qualified stock options to acquire an aggregate of up to 8,667 shares of common stock. The shares may be newly issued or repurchased on the open market. If any option granted under the Director Option Plan is surrendered, terminates or expires before having been fully exercised, then all shares formerly subject to that option shall become available for any option subsequently granted in accordance with the Director Option Plan. The number of shares authorized is subject to adjustment to reflect certain recapitalizations, reorganizations, mergers or consolidations.

ELIGIBLE DIRECTORS

      Only the non-employee members of the Catuity Board of Directors are eligible for options. Directors who are employees of Catuity are not eligible for options under the Director Option Plan.

STOCK OPTIONS

      Under the existing Director Option Plan, upon the date a person first becomes a member of the Board, the director automatically receives a non-qualified stock option to acquire 667 shares. In addition, on the last business day of September of every year, the Chairman will receive 417 options and each director then in office will receive a non-qualified stock option to acquire 333 shares. The exercise price per share of any option is the fair market value on the date of grant.

      Under the amended Director Option Plan, upon the date a person first becomes a member of the Board, the director will automatically receive a non-qualified stock option to acquire 2,500 shares. In addition, on the last business day of September of every year, the Chairman will receive 3,000 options and each director then in office will receive a non-qualified stock option to acquire 2,500 shares. The exercise price per share of any option will be the fair market value on the date of grant.

EXERCISE OF OPTIONS

      Options vest and are exercisable immediately on grant.

      A director's right to exercise any option granted under the Director Option Plan terminates at whichever of the following times first occurs: (i) eight years from the date of grant; (ii) three months after he or she ceases to be a director, except if the director retires from the Board when he or she reaches 60 years of age or dies; and (iii) if a director dies, one year from the date of death. If a director dies within the 90 day period following the date he or she ceases to be a director, then the beneficiary may, until one year after the director's death, exercise the option to the extent it would have been exercisable if the director had exercised the option immediately prior to his or her death.

      A director must pay the purchase price of shares purchased upon the exercise of an option in full and in cash at the time of exercise. However, the Board may (but is not obligated to unless this is provided in the particular option agreement) permit the director to make payment by delivery to us of such other consideration as is permitted by the Board. Payment may also be made by delivering a copy of irrevocable instructions to a broker to deliver promptly an amount sufficient to pay the purchase price and, if required, the amount of any tax withholding liability for which the director is liable.

RIGHTS AS A SHAREHOLDER

      Until a director exercises his or her award and actually receives the shares, he or she has no rights as a Catuity shareholder pursuant to any shares of common stock that underlie the option.

AMENDMENT

      We may amend the Director Option Plan at any time. However, an amendment cannot modify the terms of an existing option unless the recipient agrees to the change.

U.S. INCOME TAX CONSEQUENCES RELATING TO THE DIRECTOR OPTION PLAN

      The following discussion of certain U.S. income tax considerations is a summary for general purposes only. Because Catuity is a U.S. Corporation, based in the U.S., we have restricted our tax discussion to United States tax law considerations. The Director Option Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974.

GRANT OF OPTIONS

      Ordinarily, the grant of an option will have no income tax consequences for either the director or us. When a director exercises an option, he or she will recognize ordinary income and we will be entitled to a deduction in an amount equal to the excess of the fair market value of the common stock purchased over the purchase price. We are required to withhold tax from the director's income in that transaction. The director's tax "basis" of the common stock received upon exercise will equal the sum of the exercise price plus the amount included in the director's income. If the director pays the purchase price with shares of common stock, he or she will not recognize additional gain or loss by reason of that exchange, and the tax basis for an equal number of shares of the common stock received will be equal to the tax basis for the shares exchanged. Any additional shares received will have a basis equal to the amount of ordinary income includible with respect to such purchase. The subsequent sale or exchange of the common stock would generally give rise to capital gain or loss.

WITHHOLDING OF TAX

      Generally, we will be obligated to withhold, or secure payment in lieu of withholding, taxes the director may owe resulting from the exercise of an option. That amount will depend on many factors existing at the time the director exercises an option, particularly IRS regulations then in effect. If the director is paying the exercise price with shares of common stock, he or she may elect to have us withhold shares of the common stock sufficient to meet those requirements. Unless otherwise provided by the administrator, with respect to directors, we will withhold shares sufficient to meet withholding requirements.

VOTING EXCLUSION STATEMENT

      We will disregard any votes cast on Proposal 14 by a director or an affiliate of any director. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN.

                                   PROPOSAL 15

        (TO APPROVE THE 2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN)

      The Board of Directors approved the Catuity Inc. 2005 Non-employee Director Restricted Stock Plan (the "Director Stock Plan") on March 22, 2005, subject to approval by the Company's shareholders. The Director Stock Plan, if approved by the Company's shareholders, will become effective on the date of such approval.

      The following summary of the Director Stock Plan is qualified in its entirety by reference to the full text of the Director Stock Plan, which is attached to this Proxy Statement as Appendix D. Any defined term used in this section of the Proxy Statement has the meaning given it in the Director Stock Plan.

PURPOSE

      The Director Stock Plan has three complementary purposes: (1) to promote the success of the Company by providing incentives to the non-employee directors of the Company and its subsidiaries that will link their personal interests to the Company's long-term financial success; (2) to permit the Company and its subsidiaries to attract, motivate and retain experienced and knowledgeable non-employee directors upon whose judgment, interest and special efforts the Company's success is largely dependent; and (3) to conserve cash until such time as the Company has established that it is profitable and has positive cash flow.

ADMINISTRATION

      The Director Stock Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee has full power and discretionary authority to implement the Director Stock Plan including, without limitation, the broad authority to interpret and implement the Director Stock Plan. The Committee's determinations and decisions made pursuant to the provisions of the Director Stock Plan are final, conclusive and binding.

ELIGIBILITY

      Only those persons who are "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended are eligible to participate in the Director Stock Plan. As of April 15, 2005, the Company and its subsidiaries had 4 Eligible Non-employee Directors eligible to receive Awards under the Director Stock Plan. The number of Eligible Non-employee Directors may change from time to time.

STOCK SUBJECT TO THE PLAN; LIMITATIONS ON AWARDS

      The number of shares of Common Stock available for Restricted Share Awards under the Director Stock Plan will be 50,000, subject to adjustment as set forth below. Shares of Common Stock to be granted under the Director Stock Plan will come from the Company's authorized but un-issued shares or from treasury shares. If a

Restricted Share Award is forfeited or terminated for any reason, the Restricted Shares subject to such Award will be available for re-granting under the Director Stock Plan.

RESTRICTED SHARE AWARDS

      Awards of restricted stock will be made on a quarterly basis beginning on the last day of the third quarter of 2005 and will continue until such time as the Company has achieved profitability and positive cash flow for two consecutive quarters or until the number of shares authorized under the Director Stock Plan have all been awarded. The number of shares to be awarded to each non-employee director will be based on 50% of the director's otherwise cash based compensation for the quarter and the fair market value of Catuity's common stock on NASDAQ (U.S. directors) or ASX (Australian directors) on the last trading day of each calendar quarter. The fair market value of each share is defined as the closing price on the last trading day of the quarter. Any director may elect to receive restricted shares for up to 100% of his/her otherwise cash based compensation.

TRANSFER RESTRICTIONS

      A Participant may not sell, transfer, assign or otherwise transfer his or her Restricted Shares during the Restriction Period. During the applicable Restriction Period, the Company (or its transfer agent) will hold all stock certificates representing Restricted Shares.

      If a Participant leaves the Board by reason of death or Total and Permanent Disability prior to the expiration of the applicable Restriction Period, then vesting is immediate and full. If a Participant Retires, vesting continues according to schedule - although the Award is subject to forfeiture for Inimical Conduct. If a Participant is removed from the Board or is not nominated to stand for re-election due to Cause, then he or she forfeits all of his or her Restricted Shares. In the event of a Change in Control, all Restricted Shares automatically vest in full.

PARTICIPANT RIGHTS

      During the Restriction Period, the Participant has the right to vote his or her Restricted Shares until vested or forfeited. During the Restriction Period, any dividends or other distributions with respect to Restricted Shares will be held by the Company (or its transfer agent) pending vesting or forfeiture.

ADJUSTMENTS

      In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other comparable change in the Company's corporate structure affecting the Common Stock, the Committee may adjust the number and class of stock to be issued under the Director Stock Plan, the individual Participant Award limit and the number and class of shares subject to outstanding Restricted Share Awards to prevent dilution or enlargement of the rights intended to be granted under the Director Stock Plan.

AMENDMENT AND TERMINATION

      The Board may amend or terminate the Director Stock Plan at any time, subject to applicable law and the vested rights of Participants. The Director Stock Plan will terminate on May 31, 2015, unless earlier terminated by the Board of Directors or when all shares of Common Stock available have been issued.

TAX WITHHOLDING

      The Company is entitled to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all taxes required by law to be withheld with respect to the issue of Restricted Shares under the Director Stock Plan or the lapse of the Restriction Period. The Company also has the right to withhold Common Stock as to which the Restriction Period has lapsed and which have a fair market value equal to a Participant's minimum tax withholding liability.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

      Generally, a Participant will not recognize income, and the Company will not be entitled to a deduction, at the time a Restricted Share Award is made under the Director Stock Plan, unless the Participant makes the election described below. A Participant who has not made such an election will recognize ordinary income at the time the Restriction Period ends in an amount equal to the fair market value of the Restricted Shares at that time. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. Any otherwise taxable disposition of the Common Stock after the Restriction Period ends will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date the Restriction Period ends. Dividends, if any, paid in cash and received by a Participant prior to the time the Restriction Period ends will constitute ordinary income to the Participant in the year paid, and the Company will generally be entitled to a corresponding deduction for such payments. (The Director Stock Plan currently contemplates that no dividends will be paid on Restricted Shares until the Restriction Period ends, although the Committee has authority to accelerate the payment of such dividends.) Any dividends paid in Common Stock will be treated as an Award of additional Restricted Shares subject to the tax treatment described herein. A Participant may, within 30 days after the date of a Restricted Share Award, elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income as of the date of the Award in an amount equal to the fair market value of such Restricted Shares on the date of the Award (less the amount, if any, the Participant paid for such Restricted Shares). If the Participant makes a proper election, then the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. If the Participant makes the election, then cash dividends, if any, that the Participant receives with respect to the Restricted Shares will be treated as dividend income to the Participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the Restricted Shares (other than by forfeiture) or the Common Stock received upon the termination of the Restriction Period will result in a capital gain or loss. If the Participant who has made an election subsequently forfeits the Restricted Shares, then the Participant will not be entitled to deduct any loss. In addition, the Company would then be required to include in its ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

NEW PLAN BENEFITS

      If the Director Stock Plan is approved, then each current Eligible Non-employee Director, other than a Director who holds more than 5% of the Company's outstanding shares, will begin to receive Awards for the number of shares representing 50% of the director's cash based compensation at each quarter end following July 01, 2005 using the closing price of each share at the quarter ending date.

VOTE REQUIRED

      The affirmative vote of a majority of the votes represented and voted at the Meeting (assuming a quorum is present) is required to approve the Director Stock Plan. Any shares not voted at the Meeting (whether as a result of broker non-votes, abstentions or otherwise) with respect to the Director Stock Plan will have no impact on the vote. Shares of Common Stock represented at the Meeting by executed but unmarked proxies will be voted FOR the Director Stock Plan.

VOTING EXCLUSION STATEMENT

      We will disregard any votes cast on Proposal 15 by a non-employee director or an affiliate of any non-employee director. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.

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

                                   PROPOSAL 16

  (TO APPROVE THE ISSUANCE OF SECURITIES TO MEMBERS OF OUR BOARD OF DIRECTORS)

GENERAL

      Under Australian Stock Exchange Listing Rule 10.11.1, our shareholders are required to approve any issuance of securities to members of the Board of Directors. As described in Proposals 6, 7 and 8, our Board of Directors has committed to purchase shares in our offering. We therefore seek your approval to permit members of our Board of Directors to purchase shares of our common stock in our offering.

VOTING EXCLUSION STATEMENT

      In accordance with Australian Stock Exchange Limited Listing Rules 10.13.6 and 14.11, any votes cast in favor of this proposal by our directors or any of their respective associates, will be disregarded. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ISSUANCE OF SECURITIES TO MEMBERS OF OUR BOARD OF DIRECTORS IN OUR OFFERING.

                              CORPORATE GOVERNANCE

BOARD COMMITTEES AND MEETINGS

      During the year that ended on December 31, 2004, the Board of Directors held fifteen meetings. All of the directors attended or participated in more than 75% of (i) the fifteen meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

SUMMARY OF MEETING ATTENDANCE BY BOARD MEMBER

                                       BOARD                                 COMPENSATION
                                     MEETINGS       AUDIT COMMITTEE            COMMITTEE
                                     ATTENDED/          MEETINGS               MEETINGS
        BOARD MEMBER                 HELD (#)      ATTENDED/HELD (#)       ATTENDED/HELD (#)
        ------------                 --------      -----------------       -----------------
Duncan P.F. Mount-Chairman             15/15              3/4                     3/3

Alfred H. (John) Racine, III
-President/CEO (1)                      3/15              N/A                     N/A

Alexander S. Dawson-Director           14/15              4/4                     3/3

Alan L. Gilman-Director                14/15              4/4                     3/3

Clifford W. Chapman Jr. (1)
Mike Howe                              3/15               N/A                     N/A

(1) Appointed to the board of directors on September 23, 2004.

      Each of our directors holds office until the next annual meeting of shareholders or until his successor has been duly elected or qualified or until his earlier death, resignation or removal. Executive officers are appointed by, and serve at the discretion of, our Board of Directors.

      During 2004, the Board had two standing Committees: the Audit Committee and the Compensation Committee.

      The Audit Committee assists the Board in monitoring the integrity of the Company's financial statements, the independent accountant's qualifications and independence, the performance of the independent accountants and compliance by the Company with legal and regulatory requirements. It appoints the independent auditor and is also responsible for oversight of the annual report required by the rules of the Securities and Exchange Commission. The Audit Committee is composed of three individuals, Messrs. Gilman (the Chairman), Mount and Dawson, each of whom is independent as that term is defined in section 10A(m)(3) of the Exchange Act and Nasdaq Marketplace rule 4200(a)(15). The Board of Directors has determined that Mr. Gilman, formerly a partner with Arthur Andersen LLP is an audit committee financial expert as defined in Item 401(h) of Regulation S-K and
Section 407 of the Sarbanes-Oxley Act of 2002. In addition, the Board of Directors has determined that both Mr. Dawson and Mr. Mount have significant experience in reviewing, understanding and evaluating financial statements and are financially literate. The Audit Committee held four meetings during 2004. The members of the Audit Committee have reviewed the Audit Committee Charter and adopted changes in April 2004 to ensure compliance with new corporate governance rules. A copy of the revised Audit Committee charter is available at www.catuity.com.

      The Compensation Committee is responsible for establishing the compensation levels of the Company's executive officers. Executive officers do not participate in discussions or decisions about their own compensation level or changes in it. In recommending and determining compensation, the committee considers independent studies of comparable remuneration packages. This Committee currently consists of Messrs. Gilman, Mount and Dawson with Mr. Gilman serving as Chairman. The Compensation Committee held three meetings during 2004. A copy of the Compensation Committee charter is available at www.catuity.com.

REPORT OF INDEPENDENT DIRECTORS

      The Board of Directors has determined that Messrs. Mount, Dawson, Gilman and Chapman are independent as that term is defined in section 10A(m)(3) of the Exchange Act and Nasdaq Marketplace Rule 4200(a)(15). The Board considers Mr. Mount to be independent under the ASX Corporate Governance Council's best practices recommendations despite being a substantial shareholder as defined by section 9 of the Australian Corporations Act of 2001. The Board believes that Mr. Mount's shareholdings do not interfere in the exercise of his unfettered and independent judgment. The independent members of the Board meet in regularly scheduled "executive sessions" at which only independent directors are present.

      On March 22, 2005, the Board approved the establishment of a Nomination and Governance Committee effective July 1, 2005, subject to shareholder approval as described in this proxy statement. The Nomination and Governance functions, which include selecting qualified individuals for approval by shareholders to serve as members of the Board and developing a set of corporate governance principles applicable to the Company, have been carried out by the three independent members of the Board as part of their Board responsibilities. In lieu of establishing a Nomination and Governance Committee in 2004, the independent directors passed a resolution adopting the following policy in order to meet the nomination and governance requirements of Nasdaq, the SEC, and the
ASX:

      The independent directors of the Board shall identify and evaluate qualified candidates for Board membership and recommend them to the full Board as needed. The independent directors shall determine the appropriate size and composition of the Board and its Committees, shall annually review the performance of the Board as a whole, its Committees, individual directors and the CEO, and make recommendations to the full Board for the improvement of such performance. The independent directors shall consider and evaluate all director candidates equally regardless of who recommends them. The independent directors shall utilize the following criteria in evaluating any candidate's capabilities to serve as a member of the Board: attendance, independence, time commitments, conflicts of interest, ability to contribute to the oversight and governance of the Company and experience with businesses of similar size and scope as Catuity. Further, the independent directors shall review the qualifications of candidates considering those of current directors to determine coverage and gaps in experience in related industries and in functional expertise. The independent directors may identify candidates from persons known to them, from shareholder recommendations, and, if deemed appropriate, may engage third party recruiting professionals to identify potential candidates. The Company shall disclose the name of the source that recommended each new nominee and shall disclose if a third party received compensation related to identifying and evaluating candidates.

      To recommend a prospective nominee for consideration as a director, shareholders should submit the candidate's name and qualifications in writing to Catuity's Secretary at the following address: Catuity Inc., Attention:
Secretary, 2711 E. Jefferson Avenue, Detroit, Michigan 48207. Nominee recommendations must be received, in writing, at least 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting (December XX, 2005 for the 2006 annual shareholder meeting).

      The independent directors considered whether or not to consider candidates for an additional Board seat during 2004 in accordance with the criteria above and determined that given the Merger and Acquisition strategy adopted by the Company in May 2004, it was in the best interests of the Company to add a fourth independent director with M&A experience to assist in the Company's turnaround. As a result, Mr. Clifford W. Chapman Jr. was appointed to the Board on September 23, 2004.

      The Board of Directors welcomes communications from all shareholders. Shareholders may address individual Board members or the Board in its entirety by writing to: Catuity Inc. Attention: Board of Directors (or an individual board member's name), c/o Secretary, 2711 E. Jefferson Avenue, Detroit, Michigan 48207 or Catuity Inc. Attention: Board of Directors (or an individual board member's name), c/o Secretary, Suite 37 (Level 2) 89-97 Jones St., Ultimo NSW 2007. The Secretary of the Company has been instructed by the Board to forward all such communications that are received directly to the appropriate Board member without delay.

      The Company expects that all of its board members will attend its annual meeting of Shareholders on May 27, 2005. Messrs. Mount and Dawson attended the last annual shareholders meeting held on May 13, 2004. Mr. Gilman attended the meeting telephonically.

                     This report respectfully submitted by:

                             Duncan Mount, Chairman
                               Alexander S. Dawson
                                   Alan Gilman
                             Clifford W. Chapman Jr.

                  Independent members of the Board of Directors

PERFORMANCE ENHANCEMENT

      As a routine practice, Board members are provided with a meeting agenda and briefing materials prior to each meeting. In addition, individual members have access to both the Company Secretary and independent professional advice at the Company's expense. In order to encourage enhanced performance, the Board is in the process of forming a policy and procedure for evaluating the performance, on an annual basis of the Board as a whole, its committees, and each Board member.

ETHICS AND CODES OF CONDUCT

      To ensure that the highest level of shareholder confidence could be placed on its financial reporting, Catuity adopted a Code of Ethics for senior financial personnel in 2002. The content of this Code was expanded in April 2004 to ensure compliance with new corporate governance rules and requirements. In addition, the Company expanded its business and employee code of conduct, applicable to all directors, officers and employees, in April 2004. The Company has also expanded its Insider Trading Policy, which restricts the circumstances under which all directors, officers and employees may trade in the company's stock or that of its trading partners. The Code of

Ethics for Senior Financial Personnel, Business and Employee Code of Conduct and the Company's Insider Trading Policy are available at www.catuity.com.

RISK MANAGEMENT

      Due to the small size of the Company, it does not have a separate internal audit function. The Audit Committee oversees the accounting and reporting processes of the Company and the audits of the Company's financial statements. The annual financial reports are audited, and each of the quarterly financial reports are reviewed, by the Company's independent accountants. The Company's CEO and CFO review, assess, and certify the Company's internal controls on a quarterly basis. In addition, the Company requires each of its senior financial personnel and each of its executives to certify, based on their knowledge, the integrity of the financial reports.

CONTINUOUS DISCLOSURE

      The Company's CEO and CFO are knowledgeable in the continuous and periodic disclosure requirements of the SEC, Nasdaq and the ASX. The Company has adopted the practice that the CEO and CFO are directly involved in preparing all press releases and announcements, including those required to comply with continuous disclosure requirements. In addition, the independent directors have an opportunity to review and approve the content of all Company press releases and announcements before they are issued.

      Advice may be sought from outside, independent securities legal counsel where matters of judgment may be involved. The CEO and CFO are the only personnel in the Company authorized to discuss information with the media, analysts, and investors.

                             OWNERSHIP OF SECURITIES

      The following tables provide certain information regarding beneficial ownership of our capital stock as of March 31, 2005 by: (i) each person who is known by us to beneficially own more than five percent of our common stock; (ii) our Chief Executive Officer and the four most highly compensated executive officers that earned more than US$100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2004, plus one individual who would have been included in this table but for the fact that he was not an executive officer on the last day of our fiscal year; (iii) each of our Directors; and (iv) all of our Directors and executive officers as a group.

                                                                              PERCENT
                                           AMOUNT AND NATURE OF COMMON STOCK   OWNED
  NAME AND ADDRESS OF BENEFICIAL OWNER           BENEFICIALLY OWNED (1)         (2)
-----------------------------------------  ---------------------------------  -------
Acorn Capital Limited                             108,846     Direct
Level 12, 90 Collins Street                             0     Vested Options
                                                  -------
Melbourne Vic 3000 Australia                      108,846                       14.0

Duncan P.F. Mount                                  46,666     Direct
Lot 8, 54 Lane Cove Road                            2,167     Vested Options
                                                  -------
Ingleside, NSW 2101 Australia                      48,833                        6.3

Alfred H. Racine III                                    0     Direct
11 Altamont Circle, #51                            50,644     Vested             6.1
                                                  -------
Charlottesville, VA 22902                          50,644

Michael V. Howe                                     3,450     Direct
62 Hampton Road                                    21,267     Vested Options
                                                  -------
Grosse Pointe Shores, MI 48230                     24,717                        3.1

Alexander S. Dawson                                15,000     Direct
38 Macleay Street                                   2,000     Vested Options     2.2
                                                  -------
Potts Point, NSW 2011 Australia                    17,000

John H. Lowry III                                     422     Direct
21972 Heatheridge                                   8,333     Vested Options
                                                  -------
Northville, MI 48167                                8,755                        1.1

Anthony B. Garton                                     277     Direct
65 Wilson St.                                           0     Vested Options
                                                  -------
Newtown, NSW 2042                                     277                          *

Alan L. Gilman                                        267     Direct
4720 Morris Lake Circle                             2,000     Vested Options
                                                  -------
West Bloomfield, MI 48323                           2,267                          *

Clifford W. Chapman Jr.                                 0     Direct
10 Warren Ave.                                        667     Vested Options
                                                  -------
Spring Lake, NJ 07762                                 667                          *

All directors and executive officers as a          62,355     Direct
group (6 persons)                                  65,811     Vested Options
                                                  -------
                                                  128,166                       15.2%

-----------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days after March 31, 2005 are deemed vested and outstanding for purposes of computing the percentage ownership of any other person.

      Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any Shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules.

(2) Percentage of Beneficial Ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13d-3 (promulgated under the Securities and Exchange Act of 1934, as amended) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after March 31, 2005. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act, as amended, requires the Company's directors, executive officers and beneficial owners of greater than 10% of a registered class of the Company's equity securities (the "Reporting Persons") to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by Security Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports and certain representations that may have been furnished to the Company during or with respect to the Company's fiscal year ended December 31, 2004, the Company believes that, during such fiscal year, with three exceptions, all applicable
Section 16(a) filing requirements were met by the Reporting Persons. The following Reporting Persons were late in filing one Form 4 report; Duncan P.F. Mount, Alexander S. Dawson and Alan L. Gilman.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

      The Compensation Committee (the "Committee") of the Board of Directors was established in early 2001. This report describes the compensation-related activities of the Committee and the Board as a whole taken during 2004. The Committee sets the compensation of the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee is composed of only independent directors. In April 2004 the Committee adopted a Compensation Committee Charter in order to comply with the new corporate governance requirements for Compensation Committees. The Compensation Committee Charter is available at www.catuity.com.

      In 2004, the independent Directors determined it would be in the best interests of the Company and its shareholders to make a change in the President & CEO position. As a result, following discussions and an evaluation of the skills and experience the President needed to have given Catuity's circumstances, Mr. Alfred H. (John) Racine was hired to be Catuity's new President & CEO on September 23, 2004. During this time the Compensation Committee met to determine the compensation package that would be competitive and appropriate for the President and CEO position at Catuity.

COMPENSATION PHILOSOPHY AND OBJECTIVES

      The Company operates in the competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company, should be determined within a competitive framework and be based on individual contribution, customer satisfaction and financial performance relative to that of the technology industry. Within this philosophy, the Committee's objectives are to:

      - Offer a total compensation program that takes into consideration the compensation practices of companies in the markets that the Company competes for executive talent.

      - Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives.

      - Align the financial interests of executive officers with those of shareholders by providing equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

      The three major components of the Company's executive officer compensation in 2004 was: (i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

      Base Salary. The base salary of each executive officer is determined at levels considered appropriate, given available information for comparable positions at other companies. The Company's objective is to provide base salary levels that are competitive with salaries offered at other companies in the markets where the Company competes for talent.

      Variable Incentive Awards. The Company has adopted an incentive award program to provide a portion of the annual compensation of each executive officer in variable incentive awards. Performance based bonuses may be awarded, at the discretion of the Board, to an executive officer when his/her performance, as measured against specific objectives, is meritorious.

      Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of the executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business through the award of options. The Committee determines the size of long-term, equity based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into consideration an individual's recent performance, his or her potential for future responsibility and promotion, and the number of vested options held by each individual at the time of the new grant. The relevant weight given to each of these factors varies among individuals at the Committee's discretion.

      CEO Compensation. Mr. Racine's employment agreement to serve as President and CEO is for one year and may be extended by mutual written agreement between Mr. Racine and the Board of Director's. The agreement may be terminated by either Mr. Racine or the Company upon 30 days written notice, with no further obligations. Pursuant to the agreement, Mr. Racine's salary is $250,000 per year and he was granted 77,914 option shares of Catuity common stock subject to shareholder approval. See Appendix B to this proxy statement for details on Mr. Racine's Stock Option Agreement

      Mr. Racine does not participate in the discussions or determination of his own compensation.

                     Submitted by the Compensation Committee
                           Alan L. Gilman -- Chairman
                               Alexander S. Dawson
                                Duncan P.F. Mount

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee of the Board of Directors for the 2004 fiscal year are:

                            Alan L. Gilman- Chairman
                                Duncan P.F. Mount
                               Alexander S. Dawson

      All of the Compensation Committee members are independent as that term is defined in section 10A(m)(3) of the Exchange Act and Nasdaq Marketplace Rule 4200(a)(15).

      No executive officer of Catuity has served on the Board of Directors or compensation committee of any other entity that has, or has had, one or more executive officers serving as a member of the Board of Directors of Catuity.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

EXECUTIVE COMPENSATION

      The following tables provide certain summary information concerning compensation and stock options for our Chief Executive Officer and the named executive officers that earned more than $100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                        ANNUAL COMPENSATION         COMPENSATION
                                 ---------------------------------  ------------
                                                      OTHER ANNUAL  SECURITIES     ALL OTHER
  NAME AND PRINCIPAL                                  COMPENSATION   UNDERLYING   COMPENSATION
       POSITION            YEAR  SALARY($)  BONUS($)     ($)(2)      OPTIONS(#)       ($)
-------------------------  ----  ---------  -------   ------------  ------------  ------------
Alfred H. Racine (1)       2004    66,667                              77,914
President and CEO

Michael V. Howe(4)         2004   230,769         0           0             0      300,000(3)
Former President and CEO   2003   308,000         0           0         6,667
                           2002   232,000    60,000           0             0

John H. Lowry III (4)      2004   160,000         0           0             0
Vice President - CFO,      2003   160,000    30,000           0         1,667
Secretary and Treasurer    2002   150,000    20,000           0             0

Anthony B. Garton (4) (5)  2004   102,708         0       4,928             0
Former Vice President-     2003   170,000    12,100       7,048           667
Product Development &      2002   124,250     3,039       5,163             0
Implementation

The above named executives are the only employees considered to be officers of the Company.

(1) Mr. Racine was named President and CEO on September 23, 2004. Options granted are per his employment agreement are pending shareholder approval

(2) Includes Australian Superannuation Guarantee Contribution, a compulsory payment that funds retirement benefits.

(3) Represents a severance amount both accrued and paid to Michael V. Howe our former President and CEO. Mr. Howe's employment with the Company terminated on September 23, 2004.

(4) A portion of the executive officers' 2003 and 2002 salary was used to purchase the Company's stock under an executive stock purchase plan. The shares were purchased at market price, therefore, no additional compensation resulted.

(5) Salary amounts have been translated from Australian dollars at the average exchange rate for each year. The exchange rates were .737, .655 and .544 for the years 2004, 2003 and 2002 respectively.

              OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                                                                                                              POTENTIAL
                                                                                                          REALIZABLE VALUE
                                                                                                             AT ASSUMED
                                                                                                           ANNUAL RATES OF
                                                          PERCENT OF TOTAL                                   SHARE PRICE
                                   NUMBER OF SECURITIES  OPTIONS GRANTED TO                               APPRECIATION FOR
                                    UNDERLYING OPTIONS   EMPLOYEES IN FISCAL  EXERCISE PRICE  EXPIRATION     OPTION TERM
   NAME AND PRINCIPAL POSITION            GRANTED               YEAR            ($/SHARE)        DATE         5%/10%(2)
---------------------------------  --------------------  -------------------  --------------  ----------  ----------------
Alfred H. (John) Racine III (1)
President and CEO                         77,914                49.0%             $4.20       09/23/2009  $72,305/$199,460

Michael V. Howe
Former President and CEO                      --                  --                 --               --

John H. Lowry III
Vice President - CFO, Secretary &
Treasurer                                     --                  --                 --               --

Anthony B. Garton
Former Vice President - Product
Development and Implementation                --                  --                 --               --

---------------
(1)   Options granted are pending Shareholder approval.

(2) The potential realizable value is reported net of the option price, but before the income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation at 5% and 10% from the date of grant to the expiration of the options.

              AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                SHARES
                               ACQUIRED                    NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
  NAME AND PRINCIPAL              ON                         OPTIONS AT FY-END        MONEY OPTIONS AT FY-END(1)
       POSITION                EXERCISE  VALUE REALIZED  EXERCISABLE/UNEXERCISEABLE   EXERCISABLE/UNEXERCISEABLE
-----------------------------  --------  --------------  --------------------------  ----------------------------
Alfred H. (John) Racine III
President and CEO                  0            0                 0/77,914                      $0/$0

Michael V. Howe
Former President and CEO           0            0                 21,267/0                      $0/$0

John H. Lowry III
Vice President - CFO,
Secretary & Treasurer              0            0                  8,333/0                      $0/$0

Anthony B. Garton
Former Vice President Product
Development & Implementation       0            0                      0/0                      $0/$0

--------------------
(1) Based on the closing price per share of common stock on the Nasdaq small cap market on the last day of 2004, less the option exercise price payable per share.

EQUITY COMPENSATION PLAN INFORMATION

      The following table reflects information about the securities authorized for issuance under our equity compensation plans as of December 31, 2004.

                                          NUMBER OF                               NUMBER OF SECURITIES
                                         SECURITIES                             REMAINING AVAILABLE FOR
                                      TO BE ISSUED UPON   WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                         EXERCISE OF     EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                         OUTSTANDING        OUTSTANDING     (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY                              OPTIONS            OPTIONS                IN COLUMN (a)
------------------------------------  -----------------  -----------------  -------------------------------
                                             (a)                 (b)                       (c)
------------------------------------  -----------------  -----------------  -------------------------------
Equity compensation plans
approved by security holders               53,630              $ 91.02                   18,370

Equity compensation plans
not approved by security holders (1)       77,914              $  4.20                        0

---------------
(1) The options granted to Mr. Racine are conditional and pending approval by the Company's shareholders at the 2005 Annual Meeting.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE IN CONTROL AGREEMENTS

      Alfred H. (John) Racine III. We entered into a one year agreement with our President and Chief Executive Officer, Alfred Henry (John) Racine III on September 23, 2004. Pursuant to the agreement, Mr. Racine's salary is $250,000 per year and he was granted 77,914 option shares of Catuity common stock subject to shareholder approval. See Appendix B to this proxy statement for details on Mr. Racine's Stock Option Agreement. Mr. Racine's agreement may be extended by mutual written agreement between Mr. Racine and the Board of Director's. The agreement may be terminated by either Mr. Racine or the Company upon 30 days written notice, with no further obligations.

      Michael V. Howe. We entered into a five-year employment agreement with our former President and Chief Executive Officer, Michael Howe, dated December 5, 1999, as amended effective January 1, 2003. Under the agreement, Mr. Howe received a base salary of $300,000. Mr. Howe was also entitled to receive a performance-based, target cash bonus. The Compensation Committee had the right to amend salary and bonus amounts in Mr. Howe's Employment Agreement pursuant to an annual review. Mr. Howe was eligible to receive a performance bonus if Catuity achieved certain Compensation Committee established goals for Net Revenue as defined in the Agreement and Net Income Before Extraordinary Items and Non-Cash Stock Compensation Expense ).

      In September 2004, Mr. Howe resigned as President and Chief Executive Officer. Under the terms of his agreement, Mr. Howe received one year of compensation in severance payments.

      John H. Lowry III. We entered into a five-year employment agreement with our Chief Financial Officer, John Lowry, dated April 18, 2000, as amended effective January 1, 2003. Under the agreement, Mr. Lowry is entitled to receive a base salary of US$160,000, which is subject to annual review for possible increase by the President and CEO, subject to Compensation Committee approval. We will pay Mr. Lowry a performance bonus on Catuity achieving certain Compensation Committee established goals for Net Revenue (NR) as defined in the Agreement and Net Income Before Extraordinary Items and Non-Cash Stock Compensation Expense (NI). The basis for the bonus is described below:

      - If NR is below the established goal and NI is less than 90% of the goal, no bonus is earned.

      - If NR is at least equal to the established goal and NI is between 90% and 99.9% of the goal, 50% of the targeted bonus is earned.

      - If NR and NI are between 100% and 110% of the established goal, 100% of the targeted bonus is earned.

      - If NR and NI are between 110.1% and 120% of the established, 125% of the targeted bonus is earned.

      - If NR and NI are greater than 120% of the established goal, 150% of the targeted bonus is earned.

      Mr. Lowry received options to purchase up to 10,000 shares of common stock, at an exercise price of $115.20, which vested 3,333 on commencement of employment and 333 at the end of each calendar quarter through the quarter ending June 30, 2005 contingent upon his continued employment at the quarter end. Effective January 1, 2003, Mr. Lowry surrendered the 3,333 then-unvested options he held under the grant of options included in his original contract. These options were replaced with 1,667 options that expire December 31, 2005, at an option exercise price of $57,60 (50% of the exercise price of the surrendered options). These options vested immediately. In the event Mr. Lowry voluntarily resigns, retires, or his employment with Catuity is terminated by the Company all vested options he holds as of the termination date will expire six months following the date of termination. If his employment terminates due to death or incapacity due to disability during the term of this amended agreement, his vested options will expire one (1) year from the date of termination. Any unvested options held as of the date of termination expire immediately without regard to the reason for termination.

      If we terminate the agreement without cause, Mr. Lowry is entitled to nine months' written notice. We have the right to pay nine months' salary to effect immediate termination. Mr. Lowry may voluntarily terminate the agreement at any time provided we are given 4 months' advance written notice.

                              CERTAIN TRANSACTIONS

      On August 31, 2003 the employment of the Company's former executive chairman, Mr. David Mac Smith was terminated. Pursuant to the terms and conditions of Mr. Mac Smith's employment agreement, Mr. Mac Smith was entitled to receive one year of salary as severance. During the period of September 2003 through August 2004, Mr. Mac Smith received monthly payments in full satisfaction of the Company's severance obligation. Mr. MacSmith received his final payment in August of 2004.

      At the time of his termination, Mr. Mac Smith was in possession of shares of Catuity stock subject to loans the Company made to Mr. Mac Smith to enable him to acquire the shares pursuant to a 1995 Executive Share Plan Agreement (the
Plan) and Mr. Mac Smith's employment agreement. Under the terms of the Plan, the Company has the right to buy-back all of the shares subject to the loans within one year of Mr. Mac Smith's termination. As previously disclosed, on August 24, 2004 the Company advised Mr. Mac Smith that it was exercising its right to buy-back all of his shares subject to loans from the Company. In April 2005, the Company and Mr. Mac Smith received the valuation report of the independent valuation expert nominated by the President of the Australian Institute of Chartered Accountants to establish the fair value of each share subject to the Company loans. The Company intends to complete the steps necessary to complete the buy-back of the loan shares in the near term. Mr. Mac Smith has indicated he objects to the Company's actions and has advised the Company that he may seek legal remedy if the Company takes action. The Company has been advised by legal counsel that it has a right, under the agreement with Mr. Mac Smith, to complete the buy-back. It is management's view that any claim brought by Mr. Mac Smith would not be material and it is the Company's intention to vigorously defend its rights and the interest of all shareholders.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors consists of three directors, all of whom are independent. The Audit Committee reviewed the written charter under which it had been operating and adopted changes in April 2004, to ensure compliance with new corporate governance requirements and best practice recommendations.

      The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of Catuity's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Catuity's management has primary responsibility for preparing Catuity's financial statements and Catuity's financial reporting process. Catuity's independent accountants, BDO Seidman , LLP are responsible for expressing an opinion on the conformity of Catuity's audited financial statements to generally accepted accounting principles.

      In this context, the Audit Committee hereby reports as follows:

      - The Audit Committee has reviewed and discussed the audited financial statements with Catuity's management.

      - The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

      - The Audit Committee has received the written disclosures and the independence letter from BDO Seidman LLP required by Independence Standards Board Standards No. 1 Independence Discussions with Audit Committees and has discussed independence with BDO Seidman LLP.

      - Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Catuity's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The undersigned members of the Audit Committee have submitted this Report to the Board of Directors:

                            Alan L. Gilman, Chairman
                               Alexander S. Dawson
                                Duncan P.F. Mount

REGISTERED PUBLIC ACCOUNTING FIRMS

      The registered public accounting firm of BDO Seidman LLP audited the Company's consolidated financial statements for fiscal 2004. The registered public accounting firm of Ernst & Young LLP audited the Company's financial statements in 2003 and performed the first and second quarter's financial reviews in 2004. BDO Seidman LLP was named the Company's auditors on November 04, 2004 and performed the third quarter financial review. Additional information on the Company's registered public accounting firms is available in the Company's current report on Form 8-K, which is incorporated herein by reference. Representatives from BDO Seidman LLP are expected to be present, via telephone, at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

AUDIT FEES

      The aggregate fees billed by BDO Seidman LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2004, and the review of the consolidated financial statements included in the Company's Form 10-Q for the third quarter of 2004 were $63,000. The aggregate fees billed by Ernst & Young LLP for audit of the Company's annual consolidated financial statements for the fiscal year 2003 and the review of the consolidated financial statements included in the Company's Form 10-Q for the first and second quarters of 2004 were $97,000 and $21,000 respectively. Audit fees are presented on an accrual basis. All other fees are presented for services provided during the period January 1 to December 31 for the respective year.

AUDIT RELATED FEES

      There were no fees billed to the Company for audit related services rendered by BDO Seidman LLP for the fiscal year ended December 31, 2004. Ernst & Young billed a total of $1,000 for fees associated with the preparation of a letter provided to the ASX for the second quarter of 2004 review.

      For the fiscal year ended December 31, 2003, there were no fees billed to the Company for audit related services rendered by Ernst & Young LLP

TAX FEES

      The aggregate fees billed to the Company for the preparation of the Company's Australian tax returns by Ernst & Young, for the fiscal years ended December 31, 2004 and 2003, were $16,000 and $41,500, respectively.

ALL OTHER FEES

      For the fiscal year ended December 31, 2004, the aggregate fees for other services billed to the Company by BDO Seidman LLP were $18,000 and related to consulting services and audit assistance with the Loyalty Magic acquisition. In addition, there were also $7,500 in fees billed by McInnes, Graham & Gibbs for the audit of Loyalty Magic's financial statements for the year ended June 30, 2003. There were no fees billed to the Company for any other services rendered by Ernst & Young for the fiscal years ended December 31, 2004 and 2003.

                             STOCK PERFORMANCE GRAPH

      The graph depicted below shows the Company's stock price as an index assuming US$100 invested on May 24, 2000 (the date on which Catuity's shares became registered under Section 12 of the Exchange Act), along with the composite prices of companies listed on Nasdaq and Catuity's SIC Code Index.

                                  [LINE GRAPH]

   COMPANY/INDEX     5/24/2000  12/31/2000  12/31/2001  12/31/2002  12/31/2003  12/31/2004
   -------------     ---------  ----------  ----------  ----------  ----------  ----------
Catuity Inc.           100.00     105.76       17.82       17.64       16.11        3.87
SIC Code Index         100.00      66.66       36.05       23.47       36.96       46.94
NASDAQ Market Index    100.00      72.57       57.85       40.35       60.67       65.78

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

                 SHAREHOLDER PROPOSALS FOR 2006 PROXY STATEMENT

      Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2006 must be received by the Company no later than February 1, 2006 in order to be included in the proxy statement and related proxy materials. The Company's Bylaws do not place any particular time limits or procedural requirements on a shareholder who does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Please send any such proposals to Catuity Inc., 2711 E. Jefferson Ave, Detroit, Michigan 48207, Attn: Investor Relations.

      In addition, the proxy solicited by the Board of Directors for the 2006 Annual Meeting of Shareholders will confer discretionary authority to vote on any Shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 22, 2006.

                                   FORM 10-K

      THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AS AMENDED, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 2711 E. JEFFERSON AVE, DETROIT, MICHIGAN 48207, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

      The Board knows of no other matters to be presented for Shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                       By Order of the Board of Directors

                                /s/ John H. Lowry
                                JOHN H. LOWRY III
                                    Secretary
                               Dated: May __, 2005

                          INDEX TO FINANCIAL STATEMENTS

CATUITY INC.

Report of Independent Registered Public Accounting Firms                                                   F-2

Consolidated Balance Sheets- December 31, 2004 and December 31, 2003                                       F-4

Consolidated Statements of Operations-twelve months ended December 31, 2004,2003 and 2002                  F-5

Consolidated Statements of Cash Flows- twelve months ended December 31, 2004,2003 and 2002                 F-6

Consolidated Statements of Shareholders Equity-December 31, 2004, 2003 and 2002                            F-7

Notes to Consolidated Financial Statements-December 31, 2004                                               F-8

LOYALTY MAGIC PTY LTD

Declaration by Directors                                                                                  F-20

Consolidated Financial Statements:

Balance Sheets as of June 30, 2003 and 2002                                                               F-21

Profit and Loss Account as of June 30, 2003 and 2002                                                      F-22

Notes to Financial Statements                                                                             F-24

Statement of Cashflows as of June 30, 2003 and 2002                                                       F-29

Independent Auditors Report                                                                               F-30

Declaration by Directors                                                                                  F-32

Balance Sheets as of June 30, 2004 and 2003                                                               F-33

Profit and Loss Account as of June 30, 2004 and 2003                                                      F-35

Notes to Financial Statements                                                                             F-36

Statement of Cashflows as of June 30, 2004 and 2003                                                       F-42

Independent Auditors Report                                                                               F-43

Unaudited Interim Consolidated Financial Statements:

Unaudited Statement of Operations for the Six Months Ended                                                F-45
  December 31, 2004 and 2003

Unaudited Balance Sheet for the Six Months Ended                                                          F-46
  December 31, 2004 and 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Catuity, Inc.
Detroit, Michigan

We have audited the accompanying consolidated balance sheet of Catuity, Inc. and subsidiaries as of December 31, 2004 and the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2004. We have also audited the schedule listed in the accompanying index. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Catuity, Inc. and subsidiaries at December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Also, in our opinion, the schedule presents fairly, in all material respects, the information set forth therein.

                                                                BDO SEIDMAN, LLP

Troy, Michigan

March 17, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Catuity, Inc.

We have audited the accompanying consolidated balance sheet of Catuity, Inc. and subsidiaries as of December 31, 2003, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the two years in the period ended December 31, 2003. Our audits also included the financial statement schedule listed in the index at Item 15(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Catuity, Inc. and subsidiaries at December 31, 2003, and the consolidated results of their operations and their cash flows for each of the two years in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /s/ Ernst & Young LLP

Detroit, Michigan
February 26, 2004

                                  CATUITY, INC.

                           CONSOLIDATED BALANCE SHEETS

                                                                    DECEMBER 31
                                                             2004                2003
                                                          ------------        ------------
   Assets

 Current Assets:
   Cash and cash equivalents                              $  2,560,683        $  5,768,828
   Accounts receivable-trade, less allowance of
     $5,000 in 2004, and $62,000 in 2003                        36,211             402,109
   Restricted cash                                             116,012             119,009
   Work in process                                                  --              70,692
   Prepaid expenses and other                                  127,429             188,423
                                                          ------------        ------------
 Total current assets                                        2,840,335           6,549,061

 Property and equipment, net                                   162,780             223,466
                                                          ------------        ------------
 Total Assets                                             $  3,003,115        $  6,772,527
                                                          ============        ============

   Liabilities and Shareholders' Equity

 Current Liabilities:
   Accounts payable                                       $    150,584        $    101,335
   Deferred revenue                                                266             110,561
   Accrued compensation                                        317,433             345,476
   Other accrued expenses                                       87,208             116,742
   Trust liability                                              91,722              95,586
                                                          ------------        ------------
 Total current liabilities                                     647,213             769,700

 Accrued compensation                                               --              59,752

 Shareholders' equity:
   Common stock - $.001 par value; Authorized -
     6,666,667 shares:  issued and outstanding
     778,184 in 2004 and 776,374 in 2003                           778                 776
   Preferred stock - $0.001 par value; Authorized -
     666,667 shares                                                 --                  --
   Additional paid-in capital                               36,603,127          36,979,841
   Shareholder loans                                           (79,533)           (468,166)
   Foreign currency translation adjustment                      96,656              88,299
   Accumulated deficit                                     (34,265,126)        (30,657,675)
                                                          ------------        ------------
 Total shareholders' equity                                  2,355,902           5,943,075
                                                          ------------        ------------
 Total Liabilities and Shareholders' Equity               $  3,003,115        $  6,772,527
                                                          ============        ============

           See accompanying notes to consolidated financial statements

                                  CATUITY, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                       YEAR ENDED DECEMBER 31
                                     ------------------------------------------------------------
                                          2004                   2003                  2002
                                     ---------------       ---------------        ---------------
REVENUES:
  Software development revenue       $       248,379       $     2,323,441        $     1,666,890
  Service revenue                            467,533               902,222              1,258,996
  License revenue                             43,200             1,756,725                 45,788
                                     ---------------       ---------------        ---------------
  Total revenue                              759,112             4,982,388              2,971,674

  Cost of revenue and other
  operating expenses:
     Cost of software development            103,151             1,341,619                981,329
     Cost of service revenue                 297,075               681,445              1,105,207
     Research and development              1,282,753               415,809                539,282
     Sales and marketing                     867,362             1,290,899              1,758,245
     General and administrative            1,912,999             1,972,656              1,470,324
     General and administrative -
     variable  stock compensation                 --               (41,996)               (53,363)
                                     ---------------       ---------------        ---------------
  Total costs and expenses                 4,463,340             5,660,432              5,801,024
                                     ---------------       ---------------        ---------------

  Operating loss                          (3,704,228)             (678,044)            (2,829,350)

  Interest income                             96,777                82,714                 60,195
                                     ---------------       ---------------        ---------------

  Net loss                            $   (3,607,451)      $      (595,330)       $    (2,769,155)
                                     ===============       ===============        ===============

  Net loss per share -
    basic & diluted                  $         (4.64)      $         (0.92)       $         (5.12)
                                     ===============       ===============        ===============

  Weighted average shares
    outstanding-basic & diluted              777,226               645,452                540,613
                                     ===============       ===============        ===============

           See accompanying notes to consolidated financial statements

                                  CATUITY, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31
                                                     2004               2003                2002
                                                  -----------        -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                          $(3,607,451)       $  (595,330)        $(2,769,155)
Adjustments used to reconcile net loss to
   net cash used in operating activities:
   Stock based compensation                                --            (41,996)            (53,363)
   Depreciation and amortization                      127,926            264,050             125,273
   Non cash services                                       --                 --              27,751
Changes in assets and liabilities:
   Accounts receivable                                365,898            (24,891)            291,264
   Accounts payable                                   274,249           (201,379)             31,279
   Deferred revenue                                  (110,295)        (1,701,365)            977,412
   Accrued expenses and other liabilities            (346,194)           138,145            (428,159)
   Other assets                                       134,683             25,046             118,781
                                                  -----------        -----------         -----------
Net cash used in operating activities              (3,161,184)        (2,137,720)         (1,678,917)
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                 (71,492)          (287,099)           (110,493)
   Sale of Assets                                       4,253                 --                  --
                                                  -----------        -----------         -----------

Net cash used in investing activities                 (67,239)          (287,099)           (110,493)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Issuance of common stock, net of expenses           14,057          4,130,121             941,829
   Repayment of fractional shares related to
   reverse  stock split                                (2,136)                --                  --
   Repayment of Shareholder Loan                           --             41,665                  --
                                                  -----------        -----------         -----------
Net cash provided by financing activities              11,921          4,171,786             941,829
Foreign exchange effect on cash                         8,357            410,414              (5,835)
                                                  -----------        -----------         -----------
Net increase/(decrease) in cash and cash
   equivalents                                     (3,208,145)         2,157,381            (853,416)
Cash and cash equivalents, beginning of period      5,768,828          3,611,447           4,464,863
                                                  -----------        -----------         -----------
Cash and cash equivalents, end of period          $ 2,560,683        $ 5,768,828         $ 3,611,447
                                                  ===========        ===========         ===========
Supplemental disclosure of cash flow
 information:
   Taxes paid                                     $        --        $        --         $        --
                                                  ===========        ===========         ===========
   Interest paid                                  $        --        $        --         $        --
                                                  ===========        ===========         ===========

          See accompanying notes to consolidated financial statements

                                  CATUITY, INC.

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                       COMMON STOCK                                    FOREIGN                        TOTAL
                                               (AT PAR)    ADDITIONAL   SHAREHOLDER   CURRENCY      ACCUMULATED  SHAREHOLDERS'
                                    SHARES      AMOUNT  PAID IN CAPITAL   LOANS      TRANSLATION      DEFICIT       EQUITY
                                    -------    -------- --------------- --------     -----------  -------------- -------------
Balances at January 1, 2002         536,612   $     537    $32,223,640  $ (757,733)   $(316,280)  $  (27,293,190) $  3,856,974
  Issuance of common stock           31,085          31        959,308                                                 959,339
  Exercise of options                    67           0          1,691                                                   1,691
  Sale of option right                                           8,550                                                   8,550
  Stock based compensation                                     (53,363)                                                (53,363)
Net loss                                                                                              (2,769,155)   (2,769,155)
Foreign currency translation                                                             (5,835)                        (5,835)
                                                                                                                  ------------
  Comprehensive loss                                                                                                (2,774,990)
                                    -------   ---------    -----------  ----------    ---------   --------------  ------------
Balances at December 31, 2002       567,764   $     568    $33,139,826  $ (757,733)   $(322,115)  $  (30,062,345) $  1,998,201
  Issuance of common stock          208,543         208      4,127,614                                               4,127,822
  Exercise of options                    67           0          2,299                                                   2,299
  Repayment of shareholder loan                                             41,665                                      41,665

  Adjust shareholder loan to
   fair value                                                 (247,902)    247,902                                           0
  Stock based compensation                                     (41,996)                                                (41,996)
Net loss                                                                                                (595,330)     (595,330)
Foreign currency translation                                                            410,414                        410,414
                                                                                                                  ------------
  Comprehensive loss                                                                                                  (184,916)
                                    -------   ---------    -----------  ----------    ---------   --------------  ------------
Balances at December 31, 2003       776,374   $     776    $36,979,841  $ (468,166)   $  88,299   $  (30,657,675) $  5,943,075
  Issuance of common stock            1,810           2         14,055                                                  14,057
  Repayment of fractional shares                                (2,136)                                                 (2,136)
  related to stock split
Adjust shareholder loan to
  current fair market value                                   (388,633)    388,633

Net loss
Foreign currency translation                                                                          (3,607,451)   (3,607,451)
                                                                                          8,357                          8,357
                                                                                                                  ------------
  Comprehensive loss                                                                                                (3,599,094)
                                    -------   ---------    -----------  ----------    ---------   --------------  ------------
Balances at December 31, 2004       778,184   $     778    $36,603,127  ($  79,533)   $  96,656   ($  34,265,126) $  2,355,902
                                    =======   =========    ===========  ==========    =========   ==============  ============

           See accompanying notes to consolidated financial statements

NOTE 1. DESCRIPTION OF BUSINESS

Catuity provides technology-based solutions to retailers that are designed to increase the profit they receive from their customers at the Point of Sale
(POS). Today, the Company sells a hosted, ASP-based system(1) that enables the processing of member-based loyalty programs and which can deliver customized discounts, promotions, rewards and points-based programs which are designed to help retailers find, keep and profit from their best customers. The Company also enables gift card solutions. In late 2004, the Company introduced the first version of its new platform, the Catuity Advanced Loyalty System (CALS). The system enables robust and highly customizable programs which work on a retailer's payments terminals, Electronic Cash Register and on their internal store networks. Catuity also offers IT services to retailers to support their POS systems maintenance and custom development needs for both the deployment of our technology solution and those of third parties which also touch the point of sale.

NOTE 2. SUMMARY OF ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements include the consolidation of the accounts of the Company and its wholly owned subsidiaries. All significant inter-company transactions and balances have been eliminated.

REVENUE RECOGNITION

The three distinct revenue streams that result from the Company's business activities are license revenue, software development revenue, and service revenue.

License Revenue: License revenue is recognized in accordance with Statement of Position (SOP) 97-2, Software Revenue Recognition, which provides for recognition of revenue when persuasive evidence of an arrangement exists, delivery of the product has occurred, no significant obligations remain on the Company's part with regard to implementation, the fee is fixed and determinable, and collectibility is probable. SOP 97-2 generally requires revenue earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair value of each element. Revenue recognized from multiple-element arrangements is allocated to undelivered elements of the arrangement, such as maintenance, based on the relative fair value of each element. The Company's determination of fair value of each element in multi-element arrangements is based on vendor-specific objective evidence
(VSOE). The Company limits its assessment of VSOE for each element to either the price charged when the same element is sold separately or the price established by management for an element not yet sold separately. The Company has established VSOE for maintenance services. The Company does not generally provide for a right of return in its license contracts.

Software Development Revenue: Software development revenue includes integration, customization and development fees of both the customer's hardware and software and the Company's software. Software development revenue is billed on a fixed price basis. The Company recognizes revenue on fixed price contracts using the proportional performance method in accordance with SAB 101, Revenue Recognition in Financial Statements, and SAB 104, Revenue Recognition, based on hours incurred as a proportion of estimated total hours of the respective contract. The cumulative impact of any revisions in estimated total revenues and direct contract costs are recognized in the period in which they become known. Revenue in excess of billings is recognized as unbilled receivables and is included in work in process in the consolidated balance sheet. Billings in excess of revenue are recorded as deferred revenue until revenue recognition criteria are met. The Company generally does not provide for a right of return in its software development contracts.

Service Revenue: Service revenue includes training, consulting, installation support, post-installation support and maintenance fees. Training, consulting, installation support and post-installation support are generally billed on a time and material basis and revenue is recognized as the service is provided. Maintenance revenues are recognized ratably over the maintenance term. Payments for service revenues are generally not refundable.

----------
(1) Application Service Provider- a third-party entity that manages and distributes software-based services and solutions to customers across a wide area network from a central data center.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

CASH AND CASH EQUIVALENTS

The Company considers all cash and highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE AND CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade receivables. The credit risk associated with trade receivables is limited due to the size and creditworthiness of the Company's customers. The Company generally does not require collateral for its trade receivables.

The Company records an allowance against gross accounts receivable to provide for doubtful accounts. The allowance is estimated based on the age of the receivable, specific circumstances surrounding the collection of an invoice and historical data on allowances as a percentage of aged accounts receivables. Actual collection on accounts may differ from the allowance the Company has estimated.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation and amortization expense is recorded using the straight-line method over the estimated useful lives of the respective assets (which range from three to ten years). The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is estimated in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets".

FOREIGN CURRENCY TRANSLATION

The accounts of the Company's Australian subsidiaries are translated in accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation". All balance sheet accounts for the Australian subsidiaries are translated at the exchange rates in effect at the balance sheet date. Revenues and expenses for the Australian subsidiaries are translated at the average exchange rate during the month in which the transaction occurs. All cumulative translation gains and losses are included as a separate component of shareholders' equity in the consolidated balance sheet. Currency transaction gains and losses are included in the consolidated statement of operations and are not material for all years presented.

The Company accounts for foreign currency exchange gains or losses on inter-company transactions in accordance with SFAS No. 52, "Foreign Currency Translation". Transactions occurring between the Company's U.S. office and the Australian office are considered to be of a long-term investment nature as settlement is not anticipated in the foreseeable future. Inter-company balances are eliminated and do not appear on the consolidated financial statements of the Company. Any gain or loss on the inter-company balance caused by foreign currency translation adjustments is shown in the equity section of the balance sheet and is not included in determining net profit/(loss).

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of certain financial instruments such as cash and cash equivalents, accounts receivable-trade, and accounts payable approximate their fair values.

RESEARCH & DEVELOPMENT

Research and Development costs are expensed as incurred.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires the use of the liability method in accounting for income taxes. Under SFAS No. 109, deferred tax assets and liabilities are measured based on differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.

STOCK-BASED COMPENSATION

The Company accounts for stock-based awards issued to employees under the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and has adopted the disclosure-only alternative of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123").

Had compensation costs for stock-based awards issued to employees been determined consistent with SFAS No. 123, the Company's net loss and net loss per share would have been reported as follows:

                                              YEAR ENDED DECEMBER 31
                                   ---------------------------------------------
                                      2004             2003              2002
                                   -----------      -----------       ----------
Net Loss as Reported               $(3,607,451)     $  (595,330)      $(2,769,155)
                                   ============     ============      ============
Deduct: Total stock-based
employee compensation expense
determined under fair value
based method for all awards             47,224          318,404           700,604
                                   -----------      -----------       -----------
Pro forma net loss                 $(3,654,675)     $  (913,734)      $(3,469,759)
                                   -----------      ---------         -----------
Loss per share:
 basic & diluted - as reported     $     (4.64)     $     (0.92)      $     (5.12)
                                   ===========      ===========       ===========

Pro forma basic & diluted
loss per share                     $     (4.70)     $     (1.42)      $     (6.42)
                                   ===========      ===========       ===========

For disclosure purposes, the fair value of stock based compensation was computed using the Black-Scholes option pricing model with the following weighted average assumptions used for 2004, 2003, and 2002 grants:

                                      DECEMBER 31
                            --------------------------------
                             2004         2003          2002
                            -----         -----        -----
Risk Free Interest Rate      2.00%         2.00%        3.00%
Expected Dividend Yield        --            --           --
Expected Lives (years)       1.13          0.62         1.27
Expected Volatility         0.862         0.717        0.773

For all fixed awards issued to employees, the Company records an expense based on the intrinsic value at the date of grant and amortizes it over the vesting period. For variable awards issued to employees, we record an expense based on the intrinsic value at each balance sheet date until the contingency is resolved and number or price is known. For variable awards issued to non-employees, the Company records an expense based on the fair value of the options at each balance sheet date.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)") which requires the measurement of all employee share-based payments to employees, including grants of employee stock options, using a fair-value-based method and the recording of such expense in the consolidated statement of operations. The accounting provisions of SFAS 123(R) are effective for reporting periods beginning after December 15, 2005. We will adopt SFAS 123(R) effective as of the first quarter of 2006. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. As a result, because SFAS 123(R) requires the expensing of stock options, it will have an adverse effect on our reported financial results. However, we have not yet assessed the level of impact to be able to quantify the adverse effect.

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment consists of:

                                       DECEMBER 31
                                 -----------------------
                                    2004         2003
                                 ---------     ---------
Computer equipment               $ 558,759     $ 605,055
Leasehold improvements              69,912        67,169
Office furniture and  equipment     99,622       139,225
                                 ---------     ---------
                                 $ 728,293     $ 811,449

Less accumulated depreciation     (565,513)     (587,983)
                                 ---------     ---------
                                 $ 162,780     $ 223,466
                                 =========     =========

NOTE 4. COMMITMENTS AND CONTINGENCIES

During December 2004 the Company's R&D team, located in Sydney Australia, vacated its existing office space and relocated to a new office building. Although there has been no formal claim filed and no legal proceedings have been instituted, the Company believes it is possible for the Company to have an outstanding monetary obligation if the lease agreement related to the vacated space that expired in December 2003, is determined to have been extended for an additional 4 year period. The Company believes that at the time the office space was vacated, there was only a month-to-month rental agreement in effect. If, in the future a claim is filed, and a legal determination is subsequently made that a long-term lease did in fact exist, then the Company could be obligated to pay the landlord for some amount of rental losses, which can not be estimated at this time.

As of December 31, 2004, the Company had entered into employment agreements with 3 employees. Under each of the three agreements, in the event employment is terminated (other than voluntarily by the employee or by the Company for cause), the Company is committed to make a one-time severance payment equal to 30% of annual salary or approximately $80,000 in total.

NOTE 5. SHAREHOLDERS' EQUITY

REVERSE STOCK SPLIT

On November 1, 2004, the Company held, a special shareholders meeting in Sydney Australia for the purpose of seeking support of a majority of all shares outstanding for a reverse stock split, also known as a share consolidation. The reverse stock split became necessary to bring the Company into compliance with Nasdaq's on-going listing rule requiring that shares on Nasdaq trade above $1.00. The proposal passed, authorizing the Board to effect a split. Immediately after the special shareholders meeting, the Board of Directors unanimously authorized a 1 for 15 reverse split effective on November 12, 2004, the earliest date that trading could begin in the post-reverse shares. The balance sheet, earnings per share, and other appropriate data have been restated to reflect the reverse split.

SHAREHOLDER LOANS

In 1995 and 1996, the Company issued loans to a former Australian director for the purpose of purchasing approximately 18,400 shares of the Company's stock. The Company's recourse for repayment of the loans is limited to after-tax dividends and proceeds from the disposal of the shares. In 1999, $75,000 AUD of the loan was repaid ($48,000 USD at the exchange rate in effect on the date of the transaction) related to the sale of 1,667 shares. In the fourth quarter of 2003, approximately $60,750 AUD was repaid ($42,000 USD at the exchange rate in effect on the date of the transaction) related to the sale of 1,350 shares. In each reporting period the Company records a debit or a credit to expense for the loans based on the difference between the loan share grant price and the Company's share price at the respective period ending balance sheet dates, on a cumulative basis. For the years ended December 31, 2004, 2003 and 2002, credits of $0, $41,996 and $53,363 respectively were recorded. The amount of the loan outstanding is re-valued at each respective balance sheet date if the Company's period ending fair market price per share is below the price per share at which the loan was made. The offsetting entry is made to additional paid in capital.

EMPLOYEE STOCK OPTION PLAN

The Company's shareholders approved the establishment of an Employee Stock Option Plan ("Plan") at a March 2000 special meeting of shareholders. Under the Plan the Company grants stock options at an exercise price that may be determined by the Board of Directors at the time of issuance, but is generally at the closing price of the stock on the date of the grant or the average closing price of the stock for the 30 calendar days preceding the grant date, whichever is higher. Option vesting schedules are determined by the Board of Directors at the time of issuance, but are generally over one to three years from the date of the grant. Employees must exercise the options within two to six months of terminating their employment with the Company or the options lapse. The Plan authorizes a maximum of 63,333 shares to be issued. At December 31, 2004, there were 16,537 shares available for issuance under the Plan.

DIRECTOR STOCK OPTION PLAN

On October 24, 2000 the members of the Board of Directors, who are employees of the Company, approved the establishment of a Director Stock Option Plan ("Plan") effective October 1, 2000 for outside Directors. The Plan is designed to provide a portion of the outside Director's compensation through stock options. Under the Plan, outside Directors receive 667 non-qualified option shares on the date they join the Board or on the date the plan became effective, in the case of existing outside Directors. In addition, each outside Director receives 333 non-qualified option shares on the last business day in September of each succeeding year for as long as the Director remains on the Board. The option issue price will be the closing price on the grant date, or the closing price on the last trading day preceding the grant date in the event the grant date falls on a weekend or holiday. The options vest on the date of grant and expire after eight years, or six months after the Director ceases to be a member of the Board, whichever occurs first. The Plan is limited so that no more than 8,667 option shares may be outstanding at any one time.

OPTIONS ISSUED TO THIRD PARTIES

While the Company did not grant options to purchase shares of common stock to third parties during 2004 or 2003, options were issued during the year ended December 31, 2002, primarily for services provided to the Company. The Company valued these options using the Black-Scholes option-pricing model. Expense, relating to these options, amounted to $8,550 and was charged to operations in the year they were granted as they vested immediately.

SUMMARY OF STOCK OPTIONS/WARRANTS

The following is a summary of stock and warrant activity:

                                                      WEIGHTED
                                                      AVERAGE
                                    NUMBER OF         EXERCISE
                                     OPTIONS       PRICE PER SHARE
                                    ---------      ---------------
Outstanding at January 1, 2002        76,829           $103.50

Granted                               20,407           $ 40.65
Cancelled/lapsed                     (15,563)            79.05
Exercised                                (67)            25.35
                                     -------           -------
Outstanding at December 31, 2002      81,606           $ 95.25

Granted                               19,310           $ 33.90
Cancelled/lapsed                     (21,117)           108.30
Exercised                                (67)            34.50
                                     -------           -------
Outstanding at December 31, 2003      79,732           $ 86.85

Granted                                7,179           $  5.21
Cancelled/lapsed                     (33,281)            53.58
Exercised                                  0              0.00
                                     -------           -------
Outstanding at December 31, 2004      53,630           $ 91.02


The weighted average fair value of options/warrants granted during the three years ended December 31, 2004, 2003 and 2002 were $3.09, $12.90 and $17.10, respectively. The weighted average fair value is calculated using the Black-Scholes valuation model.

The following is additional information relating to options outstanding as of December 31, 2004:

                                         OPTIONS OUTSTANDING                 OPTIONS EXERCISABLE
                          --------------------------------------------    ------------------------
                                                            WEIGHTED
                                            WEIGHTED         AVERAGE                     WEIGHTED
                                             AVERAGE       CONTRACTUAL                    AVERAGE
EXERCISE PRICE            NUMBER OF         EXERCISE          LIFE        NUMBER OF      EXERCISE
     RANGE                 SHARES             PRICE          (YEARS)       SHARES          PRICE
------------------        ---------         --------       -----------    ---------      ---------
 $  4.35 - $ 33.60           8,083           $ 15.99           4.05          4,466        $ 19.56
 $ 39.60 - $ 66.70          12,580           $ 48.62           3.45         12,580        $ 48.62
 $ 90.69 - $129.75          15,634           $103.19           3.91         15,634        $103.19
 $142.50 - $185.59          17,333           $145.81           3.98         17,333        $145.81

The dilutive effect of stock options has not been included in the loss per share calculation, as the effect would be anti-dilutive.

COMMON STOCK

On January 21, 2003 the members of the Board of Directors adopted the Catuity, Inc. 2003 Executive Director Stock Purchase Plan ("Plan") which became effective upon approval by the Company's shareholders at a March 2003 special meeting of shareholders. Under the Plan, executive directors may elect to purchase shares of the Company's common stock at the closing price of the stock on the last trading day of each month. The plan automatically terminates on the date all shares approved under the Plan have been purchased unless terminated earlier by the Board of Directors. The maximum number of shares that may be purchased under the plan is 6,667 shares.

On November 20, 2002 the members of the Board of Directors approved the establishment of an Executive Stock Purchase Plan ("Plan") for executives of the Company. Under the plan, executive employees could elect to purchase shares of the Company's common stock at the closing price of the stock on the last trading day of each month beginning in December 2002. The maximum number of shares that could be purchased under the plan was 1,667 shares. The Plan terminated in November 2003 in accordance with the plan document.

PREFERRED STOCK

The Company's Certificate of Incorporation authorizes 666,667 shares of preferred stock, with a par value of $0.001 per share, none of which is issued or outstanding. The Board of Directors has the authority to issue the preferred stock in one or more series and to fix rights, preferences, privileges and restrictions, including dividends, and the number of shares constituting any series or the designation of such series, without any further vote or action by the shareholders.

PRIVATE PLACEMENT

In July 2003, the Company concluded a private placement in Australia of 200,000 shares of the Company's common stock to seven accredited investors at a price of $30.00 AUD per share ($19.50 USD based on the foreign exchange rate in effect on the date of the transaction). The price represented an 11% discount to the shares' fair market value on the Australian Stock Exchange (ASX) on the transaction date. The Company issued the shares in two tranches - the first on July 25, 2003 for 41,667 shares (the maximum permitted under ASX listing rules prior to receiving shareholder approval) and the second for 158,333 shares on September 22, 2003 following shareholder approval at a special meeting of shareholders on September 19, 2003. The Company paid a placement fee of 3% of the purchase price to the Placement Agent for both tranches. The second tranche of shares included 13,067 shares sold to Mr. Duncan P.F. Mount, Chairman of the Company. The proceeds from all of the placement shares were added to the Company's general working funds to be used for general operating purposes. The shares were sold without registration under US securities laws pursuant to an exemption from such registration.

At a special meeting of the shareholders on March 26, 2003 the Company's shareholders approved the sale of 6,000 common shares and 2,000 warrant shares to Boom Australia Pty. Ltd. ("Boom"), the family trust of Mr. Duncan P.F. Mount, Chairman of the Company. The aggregate offering price was $337,500 AUD ($189,900
USD), which is net of a 3% placement fee paid to the investor. These shares were sold without registration under US securities laws pursuant to an exemption from such registration. The 2,000 warrant shares expired in November 2004 and had an exercise price of $63 AUD ($33.75 USD).

In November 2002, the Company received net proceeds of $925,000 from the private placement of common stock to accredited professional investors in Australia at a price of $56.25 AUD per share ($31.65 USD based on the foreign exchange rate in effect on the date of the transaction). The price equaled the fair market value of the shares on the Australian Stock Exchange (ASX) on the transaction date. In addition, one warrant share at an exercise price of $63 AUD ($38.55 USD) for every three (3) shares purchased were granted, and expire in November 2004. The exercise price of the warrants represented approximately a 12% premium over the fair market price of the Company's shares on the date of transaction. A placement fee of 3% of the purchase price was paid to each investor. Net proceeds from the placement were $925,000.

NOTE 6. INCOME TAXES

The components of profit/(loss) before income taxes and extraordinary items consisted of the following:

                                              YEAR ENDED DECEMBER 31
                                 ---------------------------------------------------
                                    2004                2003                 2002
                                 -----------         -----------         -----------
Domestic                         ($4,251,120)        ($1,065,811)        ($3,904,994)
Foreign                              643,669             470,481           1,135,839
                                 -----------         -----------         -----------
Loss before income taxes
  and extraordinary item         ($3,607,451)        ($  595,330)        ($2,769,155)
                                 ===========         ===========         ===========

There has been no provision for income taxes for any period as the Company has incurred operating losses and provided a full valuation allowance against the tax benefit of those operating losses in the United States. The Company has utilized net operating loss carryforwards to offset operating earnings in Australia. The provision for income taxes at statutory rates is reconciled to the reported provision for income taxes as follows:

                                                    YEAR ENDED DECEMBER 31
                                      -------------------------------------------------
                                          2004               2003               2002
                                      -----------        -----------        -----------
Income taxes at statutory tax rate    $(1,226,533)       $  (202,412)       $  (941,513)
Variable stock compensation                     0             12,599             16,009
Utilization of operating
   loss carryforward                     (193,101)          (141,144)          (340,752)
Valuation allowance                     1,445,381            362,440          1,327,700
Other                                     (25,747)           (31,482)           (61,445)
                                      -----------        -----------        -----------
Provision for income taxes            $        --        $        --        $        --
                                      ===========        ===========        ===========

The statutory tax rate was 34% for the years ended December 31, 2004, 2003 and 2002. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

                                            DECEMBER 31
                                  ------------------------------
                                       2004             2003
                                  -------------    -------------
Deferred tax assets:
Net operating loss
carry-forwards                    $  11,579,661    $  10,327,480
Other                                    48,068          136,052
                                  -------------    -------------
Total deferred tax assets            11,627,729       10,463,532

Valuation allowance                 (11,627,729)     (10,463,532)
                                  -------------    -------------
Total net deferred tax assets     $          --    $          --
                                  =============    =============

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully reserved by a valuation allowance.

As of December 31, 2004, the Company had operating loss carry-forwards of $20,000,000 expiring in various amounts from 2020 through 2024 in the United States and $15,900,000 in Australia. Utilization of the net operating loss carry-forwards in Australia are subject to either the continuity of ownership test or the continuation of same business test at the time the losses are utilized in accordance with Subdivision 165 and Subdivision 166 of the Australian Income Tax Assessment Act of 1997. Utilization of the net operating loss carry-forwards in the United States are subject to limits due to continuity of ownership tests under Section 382 of the Internal Revenue Service Code.

NOTE 7. DEFINED CONTRIBUTION PLANS

On behalf of its Australian employees, the Company contributes a government mandated percentage of each employees' gross salary to a defined contribution plan. The prescribed charge percentage was 9% for the three years ended December 31, 2004, 2003 and 2002. The Company's contributions were $96,111, $132,321, and
$115,001 for the three years ended December 31, 2004, 2003 and 2002 respectively.

There is a 401-K plan available for employees in the U.S. The Company has not made matching contributions to the 401-K plan to date.

NOTE 8. RESTRICTED CASH

The Company was and continues to be the trustee of a bank account related to the use of its Transcard software product that was discontinued in August 2001. When consumers transferred funds to their cards, the funds were deposited into this trust account. The funds were debited from the account electronically and paid to merchants when transaction information relating to cardholder usage was downloaded from merchants through a central host processing system. The Company is not entitled to the funds other than in specified circumstances such as when cards are inactive or expired. Consequently, an amount corresponding to the trust account balance is recorded as a current liability. The trust account had an ending balance of $91,722 and $95,586 at December 31, 2004 and 2003, respectively.

On August 31, 2001, in accordance with an agreement between the Company and Westbus Pty Limited, the Transcard system was discontinued. As of that date, no additional cards were issued and consumers could no longer use their cards to purchase goods or services. The Company is serving as the administrator to refund all requested prepaid balances remaining on consumers' cards as of the date the system was discontinued.

In addition, the Company had restricted cash of $24,290, and $23,424 as of December 31, 2004 and 2003, respectively, related to an amount held as security for an operating lease.

NOTE 9. SUBSEQUENT EVENTS

On March 17, 2005, the Company announced an agreement to purchase all of the outstanding shares of Loyalty Magic Pty. Ltd., an Australian company located in Melbourne for A$5.5 million ($4.35 million USD based on the foreign exchange rate in effect on the day before the signing of the agreement). This represents a significant step in the Company's turnaround plan toward profitability. Loyalty Magic was both cashflow positive and profitable in its fiscal year ended June 30, 2004 and expects continued growth in 2005 and beyond. Of the A$5.5 million purchase price, which excludes acquisition related costs, 35% will be issued in new Catuity shares with the remainder to be paid in cash. Loyalty Magic's management team and A&B Venture Fund Company Pty Ltd. will hold the majority of the shares. Catuity will undertake a capital raising, anticipated to be approximately A$6 million, in order to pay the cash portion of the transaction and to provide increased working capital. The combined company will have a 40-person team serving existing customers in Australia, New Zealand, and North America. The acquisition of Loyalty Magic and associated capital raise, which is subject to shareholder approval, is expected to close following Catuity's Annual Shareholder Meeting in late May 2005.

NOTE 10. OPERATIONS BY INDUSTRY SEGMENT AND GEOGRAPHIC AREA

As of December 31, 2004, the Company conducts all of its business in a single segment, providing loyalty technology and related services to retailers and their processor partners. For the year ended December 31, 2004, one U.S. customer represented 75% of net revenue while two U.S. customers each represented 11% of net revenue.

Two U.S. customers represented 85% and 14% of net revenue for the year ended December 31, 2003. The same two customers represented 80% and 16% of net revenue for the year ended December 31, 2002.

The following table shows net revenues and long-lived assets by geographic area.

                        2004                       2003                         2002
              ------------------------   ------------------------    ------------------------
              LONG-LIVED       NET       LONG-LIVED       NET        LONG-LIVED        NET
                ASSETS       REVENUES      ASSETS       REVENUES       ASSETS       REVENUES
              ----------    ----------   ----------    ----------    ----------    ----------
     U.S      $  81,101     $  759,112   $  88,789     $4,982,388     $  98,402    $2,971,674
Australia        81,679             --     134,677             --       102,015            --
              ---------     ----------   ---------     ----------     ---------    ----------
     Total    $ 162,780     $  759,112   $ 223,466     $4,982,388     $ 200,417    $2,971,674
              =========     ==========   =========     ==========     =========    ==========

NOTE 11. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                    THREE MONTHS ENDED
                               ------------------------------------------------------------
                                  MARCH 31        JUNE 30       SEPTEMBER 30    DECEMBER 31
                                   2004            2004             2004            2004
                               ------------    ------------    -------------   ------------
                Net revenues    $   478,536     $   135,279     $   104,303     $    40,994
Total direct cost of revenue        238,821          75,292          67,621          18,492
                               ------------    ------------    ------------    ------------
                Gross Margin    $   239,715     $    59,987     $    36,682     $    22,502
    Total operating expenses        874,270       1,222,782       1,183,755         782,307
                               ------------    ------------    ------------    ------------
              Operating loss       (634,555)     (1,162,795)     (1,147,073)       (759,805)
                               ------------    ------------    ------------    ------------
          Total other income         30,914          23,291          19,614          22,958
                               ------------    ------------    ------------    ------------
                    Net loss    $  (603,641)   ($ 1,139,504)   ($ 1,127,459)   ($   736,847)
                               ============    ============    ============    ============
         Net loss per share-
             basic & diluted   ($      0.78)   ($      1.47)   ($      1.45)   ($      0.95)
                               ============    ============    ============    ============

                                            MARCH 31        JUNE 30       SEPTEMBER 30    DECEMBER 31
                                              2003            2003            2003           2003
                                          -----------     -----------     -----------     -----------
                          Net revenues    $ 1,475,167     $ 1,666,009     $ 1,117,493     $   723,719
          Total direct cost of revenue        335,924         601,958         671,094         414,088
                                          -----------    ------------    ------------    ------------
                          Gross Margin    $ 1,139,243     $ 1,064,051     $   446,399     $   309,631
Total operating costs and expenses (1)        852,240       1,089,418         822,335         873,375
                                          -----------    ------------    ------------    ------------
              Operating income/(loss)         287,003         (25,367)       (375,936)       (563,744)
                                          -----------    ------------    ------------    ------------
                    Total other income         17,687          10,602          15,371          39,054
                                          -----------    ------------    ------------    ------------
                     Net income/(loss)    $   304,690    ($    14,765)   ($   360,565)   ($   524,690
                                          ===========    ============    ============    ============
                 Net income/(loss) per
                   share-basic & diluted  $      0.54    ($      0.03)   ($      0.58)   ($      0.68)
                                          ===========    ============    ============    ============

(1) Includes non-cash variable stock compensation expense/(credit) of ($39,702), ($918), and ($1,376), in the three month periods ended June 30, September 30, and December 31, 2003 respectively. There was no non-cash variable stock compensation expense/(credit) recognized in the quarter ended March 31, 2003

NOTE 12. MANAGEMENT'S PLANS (UNAUDITED)

In early 2004, management determined it was necessary to substantially revise its corporate strategy away from the smart card market and began work on a new strategic plan. Prior to the Target Corporation decision to discontinue issuing smart cards, the Company had focused its efforts on licensing its smart card based loyalty software to large retailers in North America. From its strategic planning efforts, the Company determined that its business focus should be on providing a hosted or customized software solution for tier two chain retailers (and their partners) and on providing services to retailers, merchant service providers, and POS equipment manufacturers for their needs at the point of sale. As a result, the Company's market focus is on tier two retailers with approximately 50 to 250 stores, and in particular, pharmacy chains, home improvement, auto services and other chain retailers looking to improve customer retention, add new customers, and increase each customer's average spend amount.

The Company also determined that it needed to become active in the mergers and acquisitions market as a means to provide growth in as short a period of time as possible. As a result, in the middle of 2004, the Company began an active effort to identify companies that would represent an appropriate business fit with Catuity's business, provide positive cash-flow, and profits from their operations. (See Note 9 on page 36 for more information on current acquisition activity.)

                            LOYALTY MAGIC PTY LIMITED

                        SPECIAL PURPOSE FINANCIAL REPORT
                               FOR THE YEAR ENDED
                                 30TH JUNE 2003

                            LOYALTY MAGIC PTY LIMITED
                               A.C.N. 075 350 239

                            DECLARATION BY DIRECTORS

The directors have determined that the company is not a reporting entity, but that this special purpose financial report should be prepared in accordance with the accounting policies described in Note 1 to the financial statements.

The directors of the company declare that the financial statements and notes as set out in the attached accounts:

      (a) comply with Accounting Standards as described in Note 1 to the financial statements and the Corporations Regulations 2001; and

      (b) give a true and fair view of the company's financial position as at 30 June 2003 and of its performance for the year ended on that date in accordance with the accounting policies described in Note 1 to the financial statements.

         In the directors' opinion:

      (a) the financial statements and notes, as set out in the attached accounts are in accordance with the Corporations Act 2001; and

      (b) there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

Made in accordance with a resolution of the directors.

DIRECTOR      .....................................

DIRECTOR      .....................................

                            LOYALTY MAGIC PTY LIMITED

                                  BALANCE SHEET
                              AS AT 30TH JUNE 2003


                                                              2003                 2002
                                          NOTE                 A$                   A$
                                          ----             ----------           ----------
CURRENT ASSETS
Cash                                       2                  102,065               30,020
Receivables                                3                  501,958              512,086
Investments                                4                        4                    4
Other                                      5                    8,810                    -
                                                           ----------           ----------
TOTAL CURRENT ASSETS                                          612,837              542,110
                                                           ----------           ----------
NON-CURRENT ASSETS
Property, plant and equipment              6                  137,027              132,729
                                                           ----------           ----------
TOTAL NON-CURRENT ASSETS                                      137,027              132,729
                                                           ----------           ----------
TOTAL ASSETS                                                  749,864              674,839
                                                           ==========           ==========
CURRENT LIABILITIES
Accounts Payable                           7                  108,981              287,323
Borrowings                                 8                   79,190               37,799
Provisions                                 9                  (66,702)              48,357
Other                                      10                 130,583              122,181
                                                           ----------           ----------
TOTAL CURRENT LIABILITIES                                     252,052              495,660
                                                           ----------           ----------
TOTAL LIABILITIES                                             252,052              495,660
                                                           ==========           ==========

NET ASSETS (LIABILITIES)                                      497,812              179,179
                                                           ==========           ==========
EQUITY
Issued capital                             11               2,698,491            2,694,730
Retained profits                                           (2,200,679)          (2,515,551)
                                                           ----------           ----------
TOTAL EQUITY                                                  497,812              179,179
                                                           ==========           ==========

                            LOYALTY MAGIC PTY LIMITED

                              PROFIT & LOSS ACCOUNT
                        FOR THE YEAR ENDED 30TH JUNE 2003

                                                   2003              2002
                                          NOTE      A$                A$
                                          ----  ----------        ----------
NET PROFIT(LOSS) BEFORE INCOME TAX                 153,555          (517,535)
Income Tax Expense                                (161,317)         (216,789)
                                                ----------        ----------
NET PROFIT (LOSS) AFTER INCOME TAX                 314,872          (300,746)

Retained Profits (Accumulated Losses) at
  the beginning of the Financial Year           (2,515,551)       (2,214,805)
                                                ----------        ----------
TOTAL AVAILABLE FOR APPROPRIATION               (2,200,679)       (2,515,551)

                                                ----------        ----------
RETAINED PROFITS (ACCUMULATED LOSSES)
AT END OF FINANCIAL YEAR                        (2,200,679)       (2,515,551)
                                                ==========        ==========

                            LOYALTY MAGIC PTY LIMITED

                             PROFIT AND LOSS ACCOUNT
                        FOR THE YEAR ENDED 30TH JUNE 2003

                                   2003           2002
                                    A$             A$
                                ---------       ---------
SALES
ASP Sales                       1,852,563       1,064,073
License Income                    668,871       1,187,903
International Sales                12,400               -
                                ---------       ---------
                                2,533,834       2,251,976

LESS: DIRECT COSTS
Purchases                         193,072         213,760
Contract Data Entry               245,706         108,977
                                ---------       ---------
                                  438,778         322,737
                                ---------       ---------
GROSS PROFIT FROM TRADING       2,095,056       1,929,239

EXPENDITURE                     1,944,845       2,459,980
                                ---------       ---------
                                  150,211        (530,741)

OTHER INCOME
Interest Received                   3,344          12,986
Commissions Received                    -             220
                                ---------       ---------
                                    3,344          13,206
                                ---------       ---------
NET PROFIT                        153,555        (517,535)
                                =========       =========

                            LOYALTY MAGIC PTY LIMITED
              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2003

1     STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

      This financial report is a special purpose financial report prepared for the use by the members and directors of the company. Although the directors have determined that the company is not a reporting entity, the report has been prepared in accordance with the requirements of the Corporations Law and Generally Accepted Australian Accounting Principles and Standards.

      The report is also prepared on an accruals basis and is based on historic cost and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

      The following material accounting policies, which are consistent with the previous period unless otherwise stated, have been adopted in the preparation of this report:-

      (a) INCOME TAX

      The company adopts the liability method of tax effect accounting whereby the income tax expense is based on the operating profit adjusted for any permanent differences.

      Future income tax benefits are not brought to account unless realisation of the asset is assured beyond any reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realisation of the benefit.

      (b) PROPERTY, PLANT AND EQUIPMENT

      Each class of property, plant and equipment is accounted for at cost less accumulated depreciation, and is depreciated on a diminishing value basis over the expected useful lives to the company.

      (c) EMPLOYEE ENTITLEMENTS

      Provision is made for employee entitlements arising from services rendered by employees to balance date.

      (d) REVENUE RECOGNITION

      Main Areas of Income

      (i) Application Service Provision Income

      Fixed Charge Management fees - Invoiced monthly and brought to account monthly.

      Variable Fees - Invoiced monthly based on volume of transactions processed.

      (ii) Licensed Income

      Customisation of Software - Taken up as unearned income and brought to account as revenue, on completion of agreed milestones.

      Support Fees - Invoiced in advance, taken up as unearned income and transferred to revenue depending on the contract terms.

      Upgrade rights - Invoiced annually in advance, taken up as unearned income and transferred to revenue monthly on a straight line basis.

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2003

                                               2003      2002
                                                 A$         A$
                                              -------   -------
2    CASH

     Deposits                                   2,937     2,937
     Petty Cash                                   200       224
     Cash at Bank                              98,928    26,859
                                              -------   -------
                                              102,065    30,020
                                              =======   =======

3    RECEIVABLES

     CURRENT
     Trade Debtors                            486,387   492,271
     Sundry Debtors                               571         -
     Rental Bond                               15,000    19,815
                                              -------   -------
                                              501,958   512,086
                                              =======   =======

4    INVESTMENTS

     CURRENT
     Shares in Associated Companies                 4         4
                                              =======   =======

5    OTHER ASSETS

     CURRENT
     Prepayments                                8,810         -
                                              =======   =======

6    PROPERTY, PLANT & EQUIPMENT

     Office Furniture & Equipment at Cost     354,330   313,062
     Less: Accumulated Depreciation           217,303   180,333
                                              -------   -------
                                              137,027   132,729
                                              -------   -------

     TOTAL PROPERTY, PLANT & EQUIPMENT        137,027   132,729
                                              =======   =======

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2003

                                                   2003         2002
                                                      A$           A$
                                                 ---------    ---------
7    ACCOUNTS PAYABLE

     CURRENT
     Sundry Creditors                               20,802        7,989
     Trade Creditors                                88,179      279,334
                                                 ---------    ---------
                                                   108,981      287,323
                                                 =========    =========

8    BORROWINGS

     CURRENT
     Hire Purchase Liability                             -          850
     Loans - Related Parties                        42,000            -
     GST Payable                                    37,190       36,949
                                                 ---------    ---------
                                                    79,190       37,799
                                                 =========    =========

9    PROVISIONS

     CURRENT
     Provision for Annual Leave                    103,936       91,926
     Provision for Income Tax                     (384,130)    (222,813)
     Provision for Bonuses                         213,492      179,244
                                                 ---------    ---------
                                                   (66,702)      48,357
                                                 =========    =========
     Aggregate employee entitlement liability      317,428      271,170
                                                 =========    =========

10   OTHER LIABILITIES

     CURRENT
     Accrued Expenses                                    -        2,641
     Income in Advance                             130,583      119,540
                                                 ---------    ---------
                                                   130,583      122,181
                                                 =========    =========

11   ISSUED CAPITAL

     PAID UP CAPITAL:
     Issued Capital                              2,698,491    2,694,730
                                                 =========    =========

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2003

                                                   2003         2002
                                                      A$           A$
                                                 ---------    ---------
12   EXPENDITURE

     Salaries                                    1,048,952    1,606,861
     General and Administrative                    895,893      853,119
                                                 ---------    ---------

     Total Expenditure                           1,944,845    2,459,980
                                                 =========    =========

13   INCOME TAX EXPENSE

     No income tax is payable on the net profit for the year as the company has accumulated losses available as an income tax deduction from prior years.

     Future income tax benefits not brought to account, the benefits of which will only be realised if the relevant conditions for deductibility occur:

     - timing differences                           31,181       27,578

     - tax losses                                  359,509      512,520
                                                 ---------    ---------

     Total                                         390,690      540,098
                                                 =========    =========

     Further, the company is entitled to receive a grant of $161,317 (2002 - $216,789) from the Australian Taxation Office in respect of research and development expenditure for the year ended 30 June 2003.

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2003

                                                             2003        2002
                                                               A$          A$
                                                           --------    ----------
14   STATEMENT OF CASH FLOWS

     RECONCILIATION OF OPERATING PROFIT TO NET CASH

     INFLOW FROM OPERATING ACTIVITIES

     Operating profit/(loss) after income tax               314,872      (300,746)
     Depreciation expense                                    36,970        46,918

     CHANGE IN OPERATING ASSETS AND LIABILITIES

     (Increase)/Decrease  in trade and other receivables     10,128      (289,322)
     (Increase)/Decrease in prepayments                      (8,810)            -
     Increase/(Decrease) in trade and other creditors      (172,097)     (210,732)
     Increase/(Decrease) in borrowings                       42,241      (125,649)
     Increase/(Decrease) in provisions                       40,013        49,997
     Increase/(Decrease) in unearned income                   8,402        32,456
     Increase/(Decrease) in provision for income tax       (161,317)     (222,813)
                                                           --------      --------

     Net cash flow from operating activities                110,402    (1,019,891)
                                                           ========    ==========

15   NET PROFIT

     Net profit before income tax expense has been determined after including as expenses:

     - depreciation of plant and equipment                   36,970        46,918

     - bad and doubtful debts                                     -        21,103

                            LOYALTY MAGIC PTY LIMITED

                             STATEMENT OF CASH FLOWS

                        FOR THE YEAR ENDED 30TH JUNE 2003

                                                                 2003            2002
                                                      NOTE         A$              A$
                                                      ----    ----------      ----------
CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from customers                                        2,547,549       2,000,145
Payments to suppliers and employees                           (2,374,847)     (2,987,717)
Interest Received                                                  3,344          12,986
Interest Paid                                                    (65,644)        (45,305)
                                                              ----------      ----------

NET CASH INFLOW FROM OPERATING ACTIVITIES                        110,402      (1,019,891)

CASH FLOWS FROM INVESTING ACTIVIES

Payments for property, plant and equipment                       (41,268)        (15,066)
Proceeds from sale of property, plant and equipment                    -               -
                                                              ----------      ----------

NET CASH OUTFLOW FROM INVESTING ACTIVITIES                       (41,268)        (15,066)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from issue of Ordinary Shares                             3,761         451,018
Repayment of lease liabilities                                      (850)        (13,036)
                                                              ----------      ----------

Net cash inflow/(outflow) from financing activities                2,911         437,982

Net increase/(decrease) in cash held                              72,045        (596,975)

Cash at the beginning of the financial year            2          30,020         626,995
                                                              ----------      ----------

CASH AT THE END OF THE FINANCIAL YEAR                  2         102,065          30,020
                                                              ==========      ==========

INDEPENDENT AUDITOR'S REPORT

The Directors
Loyalty Magic Pty Ltd
5th Floor, 140 Bourke Street
MELBOURNE VIC 3000

We have audited the accompanying balance sheet of Loyalty Magic Pty Ltd as of 30 June, 2003 and 30 June, 2002, and the related statements of profit and loss and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Loyalty Magic Pty Ltd at 30 June, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

McInnes Graham & Gibbs

Jeffrey E Graham
Partner

29 December, 2004

                            LOYALTY MAGIC PTY LIMITED

                        SPECIAL PURPOSE FINANCIAL REPORT
                               FOR THE YEAR ENDED
                                 30TH JUNE 2004

                            LOYALTY MAGIC PTY LIMITED
                               A.C.N. 075 350 239

                            DECLARATION BY DIRECTORS

The directors have determined that the company is not a reporting entity, but that this special purpose financial report should be prepared in accordance with the accounting policies described in Note 1 to the financial statements.

The directors of the company declare that the financial statements and notes as set out in the attached accounts:

     (a) comply with Accounting Standards as described in Note 1 to the financial statements and the Corporations Regulations 2001; and

     (b) give a true and fair view of the company's financial position as at 30 June 2004 and of its performance for the year ended on that date in accordance with the accounting policies described in Note 1 to the financial statements.

      In the directors' opinion:

     (a) the financial statements and notes, as set out in the attached accounts are in accordance with the Corporations Act 2001; and

     (b) there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

Made in accordance with a resolution of the directors.

DIRECTOR ------------------------------

DIRECTOR ------------------------------

                            LOYALTY MAGIC PTY LIMITED

                                  BALANCE SHEET
                              AS AT 30TH JUNE 2004

                                                      2004            2003
                                           NOTE         A$              A$
                                           ----    ----------      ----------
CURRENT ASSETS

Cash                                        2         659,991         102,065
Receivables                                 3         392,520         501,958
Investments                                 4               4               4
Other                                       5          30,795           8,810
                                                   ----------      ----------
TOTAL CURRENT ASSETS                                1,083,310         612,837
                                                   ----------      ----------
NON-CURRENT ASSETS
Property, plant and equipment               6         157,816         137,027
Intangibles                                 7          54,391               -
                                                   ----------      ----------
TOTAL NON-CURRENT ASSETS                              212,207         137,027
                                                   ----------      ----------
TOTAL ASSETS                                        1,295,517         749,864
                                                   ==========      ==========
CURRENT LIABILITIES
Accounts Payable                            8         149,461         108,981
Borrowings                                  9          34,242          79,190
Provisions                                  10        185,573         (66,702)
Other                                       11        133,470         130,583
                                                   ----------      ----------
TOTAL CURRENT LIABILITIES                             502,746         252,052
                                                   ----------      ----------

TOTAL LIABILITIES                                     502,746         252,052
                                                   ==========      ==========

NET ASSETS (LIABILITIES)                              792,771         497,812
                                                   ==========      ==========
EQUITY
Issued capital                              12      2,699,029       2,698,491
Retained profits                                   (1,906,258)     (2,200,679)
                                                   ----------      ----------
TOTAL EQUITY                                          792,771         497,812
                                                   ==========      ==========

                            LOYALTY MAGIC PTY LIMITED

                              PROFIT & LOSS ACCOUNT
                        FOR THE YEAR ENDED 30TH JUNE 2004

                                                      2004            2003
                                           NOTE         A$              A$
                                           ----    ----------      ----------
NET PROFIT(LOSS) BEFORE INCOME TAX                    236,693         153,555
Income Tax Expense                                    (57,728)       (161,317)
                                                   ----------      ----------
NET PROFIT (LOSS) AFTER INCOME TAX                    294,421         314,872

Retained Profits (Accumulated Losses) at
the beginning of the Financial Year                (2,200,679)     (2,515,551)
                                                   ----------      ----------
TOTAL AVAILABLE FOR APPROPRIATION                  (1,906,258)     (2,200,679)
                                                   ----------      ----------

RETAINED PROFITS (ACCUMULATED LOSSES)
AT END OF FINANCIAL YEAR                           (1,906,258)     (2,200,679)
                                                   ==========      ==========

                            LOYALTY MAGIC PTY LIMITED

                             PROFIT AND LOSS ACCOUNT
                        FOR THE YEAR ENDED 30TH JUNE 2004

                                2004         2003
                                  A$           A$
                              ---------    ---------
SALES
ASP Sales                     1,899,456    1,852,563
Subscription Services            11,475            -
License Income                  617,259      668,871
Support Services                180,319            -
International Sales              73,600       12,400
                              ---------    ---------
                              2,782,109    2,533,834

LESS: DIRECT COSTS
Purchases                       149,061      193,072
Contract Data Entry             243,106      245,706
Terminal Costs                   40,616            -
                              ---------    ---------
                                432,783      438,778
                              ---------    ---------
GROSS PROFIT FROM TRADING     2,349,326    2,095,056

EXPENDITURE                   2,131,849    1,944,845
                              ---------    ---------
                                217,477      150,211

OTHER INCOME
Interest Received                14,266        3,344
Government Subsidies              4,950            -
                              ---------    ---------
                                 19,216        3,344
                              ---------    ---------
NET PROFIT                      236,693      153,555
                              =========    =========

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2004

1     STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

      This financial report is a special purpose financial report prepared for the use by the members and directors of the company. Although the directors have determined that the company is not a reporting entity, the report has been prepared in accordance with the requirements of the Corporations Law and Generally Accepted Australian Accounting Principles and Standards.

      The report is also prepared on an accruals basis and is based on historic cost and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

      The following material accounting policies, which are consistent with the previous period unless otherwise stated, have been adopted in the preparation of this report:-

      (a) INCOME TAX

      The company adopts the liability method of tax effect accounting whereby the income tax expense is based on the operating profit adjusted for any permanent differences.

      Future income tax benefits are not brought to account unless realization of the asset is assured beyond any reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realisation of the benefit.

      (b) PROPERTY, PLANT AND EQUIPMENT

      Each class of property, plant and equipment is accounted for at cost less accumulated depreciation, and is depreciated on a diminishing value basis over the expected useful lives to the company.

      (c) INTANGIBLES

      Web Site development costs are capitalised until completion of the relevant platform, then amortised on a straight line basis over the period during which the site is expected to benefit the company.

      (d) EMPLOYEE ENTITLEMENTS

      Provision is made for employee entitlements arising from services rendered by employees to balance date.

      (e) REVENUE RECOGNITION

      Main Areas of Income

      (i) Application Service Provision Income

      Fixed Charge Management fees - Invoiced monthly and brought to account monthly.

      Variable Fees - Invoiced monthly based on volume of transactions processed.

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2004

      (e) REVENUE RECOGNITION (CONT'D)

      (ii) Licensed Income

      Customisation of Software - Taken up as unearned income and brought to account as revenue, on completion of agreed milestones.

      Support Fees - Invoiced in advance, taken up as unearned income and transferred to revenue depending on the contract terms.

      Upgrade rights - Invoiced annually in advance, taken up as unearned income and transferred to revenue monthly on a straight line basis.

      CONFORMITY WITH UNITED STATES OF AMERICA (US) GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) - In order to comply with the provisions of US GAAP, capitalised Web Development costs, A$54,391 (refer to note 7), should be written off as expenses in the year ended 30th June 2004. This adjustment would reduce the company's net profit for the year by A$54,391 and reduce net assets at 30th June, 2004 by A$54,391.

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2004

                                            2004     2003
                                             A$        A$
                                          -------   -------
2    CASH

     Deposits                                   -     2,937
     Petty Cash                               200       200
     Cash at Bank                         659,791    98,928
                                          -------   -------
                                          659,991   102,065
                                          =======   =======

3    RECEIVABLES

     CURRENT
     Trade Debtors                        407,520   486,387
     Less: Provision for Doubtful Debts    30,000         -
                                          -------   -------
                                          377,520   486,387
                                          -------   -------
     Sundry Debtors                             -       571
     Rental Bond                           15,000    15,000
                                          -------   -------
                                          392,520   501,958
                                          =======   =======

4    INVESTMENTS

     CURRENT
     Shares in Associated Companies             4         4
                                          =======   =======

5    OTHER ASSETS

     CURRENT
     Prepayments                           30,795     8,810
                                          =======   =======

6    PROPERTY, PLANT & EQUIPMENT

     Office Furniture & Equipment at Cost 416,163   354,330
     Less: Accumulated Depreciation       258,347   217,303
                                          -------   -------
                                          157,816   137,027
                                          -------   -------

     TOTAL PROPERTY, PLANT & EQUIPMENT    157,816   137,027
                                          =======   =======

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2004

                                                   2004        2003
                                                     A$         A$
                                                 ---------   ---------
7     INTANGIBLES

      Web Development                               54,391           -
                                                 =========   =========

8     ACCOUNTS PAYABLE

      CURRENT
      Sundry Creditors                              27,198      20,802
      Trade Creditors                              122,263      88,179
                                                 ---------   ---------
                                                   149,461     108,981
                                                 =========   =========

9     BORROWINGS

      CURRENT
      Loans - Related Parties                            -      42,000
      GST Payable                                   34,242      37,190
                                                 ---------   ---------
                                                    34,242      79,190
                                                 =========   =========

10    PROVISIONS

      CURRENT
      Provision for Annual Leave                    81,654     103,936
      Provision for Income Tax                     (57,728)   (384,130)
      Provision for Bonuses                        161,647     213,492
                                                 ---------   ---------
                                                   185,573     (66,702)
                                                 =========   =========
      Aggregate employee entitlement liability     243,301     317,428
                                                 =========   =========

11    OTHER LIABILITIES

      CURRENT
      Income in Advance                            133,470     130,583
                                                 =========   =========

12    ISSUED CAPITAL

      PAID UP CAPITAL:
      Issued Capital                             2,699,029   2,698,491
                                                 =========   =========

                            LOYALTY MAGIC PTY LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 2004

                                                                     2004         2003
                                                                      A$           A$
                                                                   ---------   ---------
13    EXPENDITURE

      Salaries                                                     1,156,712   1,048,952
      General and Administrative                                     975,137     895,893
                                                                   ---------   ---------

Total Expenditure                                                  2,131,849   1,944,845
                                                                   =========   =========

14    INCOME TAX EXPENSE

      No income tax is payable on the net profit for the year as the company has accumulated losses available as an income tax deduction from prior years.

      Future income tax benefits not brought to account, the benefits of which will only be realised if the relevant conditions for deductibility occur:

      - timing differences                                            24,496      31,181

      - tax losses                                                   243,053     359,509
                                                                   ---------   ---------

      Total                                                          267,549     390,690
                                                                   =========   =========

Further, the company is entitled to receive a grant of $57,728 (2003 - $161,317) from the Australian Taxation Office in respect of research and development expenditure for the year ended 30 June 2004.

                           LOYALTY MAGIC PTY LIMITED

             NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 30TH JUNE 2004

                                                                            2004       2003
                                                                             A$         A$
                                                                          -------    --------
15       STATEMENT OF CASH FLOWS

         RECONCILIATION OF OPERATING PROFIT TO NET CASH

         INFLOW FROM OPERATING ACTIVITIES

         Operating profit/(loss) after income tax                         294,421     314,872
         Depreciation expense                                              41,044      36,970

         CHANGE IN OPERATING ASSETS AND LIABILITIES

         (Increase)/Decrease  in trade and other receivables              109,438      10,128
         (Increase)/Decrease in prepayments                               (21,985)     (8,810)
         Increase/(Decrease) in trade and other creditors                  42,224    (172,097)
         Increase/(Decrease) in borrowings                                (44,948)     42,241
         Increase/(Decrease) in provisions                                (75,871)     40,013
         Increase/(Decrease) in unearned income                             2,887       8,402
         Increase/(Decrease) in provision for income tax                  326,402    (161,317)
                                                                          -------    --------

         Net cash flow from operating activities                          673,612     110,402
                                                                          =======    ========

16      NET PROFIT

         Net profit before income tax expense has been determined after including as expenses:
         - depreciation of plant and equipment                             41,044      36,970
         - bad and doubtful debts                                          36,591           -

                            LOYALTY MAGIC PTY LIMITED

                             STATEMENT OF CASH FLOWS

                        FOR THE YEAR ENDED 30TH JUNE 2004

                                                                2004         2003
                                                      NOTE       A$           A$
                                                      ----   ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from customers                                       2,899,384    2,547,549
Payments to suppliers and employees                          (2,621,208)  (2,374,847)
Interest Received                                                14,266        3,344
Interest Paid                                                    (2,960)     (65,644)
Income Tax Refund                                               384,130            -
                                                             ----------   ----------

NET CASH INFLOW FROM OPERATING ACTIVITIES                       673,612      110,402

CASH FLOWS FROM INVESTING ACTIVIES

Payments for property, plant and equipment                      (61,833)     (41,268)
Proceeds from sale of property, plant and equipment                   -            -
Payments for Web Development                                    (54,391)           -
                                                             ----------   ----------

NET CASH OUTFLOW FROM INVESTING ACTIVITIES                     (116,224)     (41,268)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from issue of Ordinary Shares                              538        3,761
Repayment of lease liabilities                                        -         (850)
                                                             ----------   ----------

Net cash inflow/(outflow) from financing activities                 538        2,911

Net increase/(decrease) in cash held                            557,926       72,045

Cash at the beginning of the financial year            2        102,065       30,020
                                                             ----------   ----------

CASH AT THE END OF THE FINANCIAL YEAR                  2        659,991      102,065
                                                             ==========   ==========

INDEPENDENT AUDITOR'S REPORT

The Directors
Loyalty Magic Pty Ltd
5th Floor, 140 Bourke Street
MELBOURNE VIC 3000

We have audited the accompanying balance sheet of Loyalty Magic Pty Ltd as of 30 June, 2004 and 30 June, 2003, and the related statements of profit and loss and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Loyalty Magic Pty Ltd at 30 June, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America, except for the following matter which is referred to at Note 1 to the Financial Statements -

CONFORMITY WITH UNITED STATES OF AMERICA (US) GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) -

In order to comply with the provisions of US GAAP, capitalised Web Development Costs, A$54,391 (refer to Note 7), should be written off as expenses in the year ended 30th June, 2004. This adjustment would reduce the company's net profit for the year by A$54,391 and reduce net assets at 30th June, 2004 by A$54,391.

McInnes Graham & Gibbs

Jeffrey E Graham
Partner

29 December, 2004

                             LOYALTY MAGIC PTY LTD.
                          INTERIM FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                             LOYALTY MAGIC PTY LTD.
                             STATEMENT OF OPERATIONS
                             (in Australian Dollars)
                                   (Unaudited)

                                                Six months ended December 31,
                                                    2004              2003
                                                -----------       -----------
Revenue:
     Project revenue                            $    76,344       $   199,369
     Service revenue                              1,298,732         1,061,554
     License revenue                                 29,622           111,996
                                                -----------       -----------
Total revenue                                     1,404,698         1,372,919

Cost of revenue and other operating expenses:
     Cost of project revenue                    $   301,814       $   407,707
     Cost of service revenue                        740,501           500,543
     Cost of license revenue                             --                --
     Research and development                         7,383                --
     Sales and marketing                             55,967            59,904
     General and administrative                     428,574           307,522
                                                -----------       -----------
Total costs and expenses                          1,534,239         1,275,676

Operating profit/(loss)                         ($  129,541)      $    97,243

Interest income                                       7,648             9,248
Income tax (expense)/benefit                         58,601                --
                                                -----------       -----------
Net profit/(loss)                               ($   63,292)      $   106,491
                                                -----------       -----------

                             LOYALTY MAGIC PTY LTD.
                                  BALANCE SHEET
                             (in Australian Dollars)
                                   (Unaudited)

                                       DECEMBER 31,   DECEMBER 31,
                                       ------------   ------------
                                           2004           2003
                                       ------------   ------------
Assets
Current Assets:
  Cash and cash equivalents            $   125,317    $   288,557

  Accounts receivable-trade, less          695,886        503,469
   allowance
  Investments                                  413             --
  Prepaid expenses and other                31,165         55,001
                                       -----------    -----------
Total current assets                       852,781        847,027

Non-Current Assets:
  Property and equipment, net              173,323        171,383
  Capital leasing, net                      89,985             --
  Web development                          107,669             --
  New platform                             102,991             --
                                       -----------    -----------
Total non-current assets                   473,968        171,383

Total Assets                           $ 1,326,749    $ 1,018,410

Liabilities and Shareholders' Equity
Current Liabilities:
  Accounts payable                     $   162,846        101,920
  Deferred revenue                         112,615        160,187
  Accrued compensation                     210,216        226,689
  Other accrued expenses                    27,666         83,003
                                       -----------    -----------

Total current liabilities                  513,343        571,799

Capital leasing liability                   83,528             --
Shareholder loan                                           12,000

Shareholders' equity:
  Common stock -                         2,699,429      2,699,030
  Additional paid-in capital                    --             --
  Accumulated deficit                   (1,969,551)    (2,264,419)
                                       -----------    -----------

Total shareholders' equity                 729,878        434,611
Total Liabilities and
Shareholders' Equity                   $ 1,326,749    $ 1,018,410

                                                                      APPENDIX A

                                  CATUITY INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT

                         Alfred Henry (John) Racine, III

      Catuity Inc., a corporation organized under the laws of the State of Delaware ("Company"), in consideration of the services to be rendered to Company or its subsidiaries by ALFRED HENRY "JOHN" RACINE, III ("EXECUTIVE"), hereby grants, as of September 23, 2004 (the "DATE OF GRANT"), Executive the option to purchase 77,914 shares (the "Option") of Company's Common Stock (the "Shares"), at a price of US $4.20 US DOLLARS per share (the "Option Price"), on the terms and conditions contained in this Nonqualified Stock Option Agreement (the "Agreement").

                          ARTICLE I. EXERCISE OF OPTION

      This Option shall vest and become exercisable in accordance with the following schedule:

   1. 19,478 Shares [Note: i.e., 25%] shall vest on March 23, 2005 [Note: i.e., six (6) months after the Effective Date of the Employment Agreement].

   2. 11,687 Shares [Note: i.e., 15%] shall vest on September 23, 2005 [Note: i.e., one (1) year after the Effective Date of the Employment Agreement].

   3. 46,749 Shares [Note: i.e., the balance of the Options] shall vest based upon the following formula for increases in stock price:

         a. 15,583 Shares [Twenty percent (20%) of the remaining stock Options] shall vest when the stock price increases by $0.42, to at least $4.62 [i.e., ten percent (10%) above the exercise price].

         b. 15,583 Shares [Twenty percent (20%) of the remaining stock Options] shall vest when the stock price increases by $0.84, to at least $5.04 [i.e., twenty percent (20%) above the exercise price].

         c. 15,583 Shares [the final twenty percent (20%) of the stock Options] shall vest when the stock price rises by $1.26, to at least $5.46 [i.e., thirty percent (30%) above the exercise price].

For purposes of the foregoing schedule (a) prices and amounts are subject to appropriate adjustment in the event of a stock split, stock dividend or similar action (as provided in 0, and (b) the "stock price" shall be deemed to have risen to the indicated mark if the average "Fair Market Value" of the Company's Shares for a period of ten trading days (which need not be consecutive) out of twenty consecutive trading days is at least the indicated amount. "FAIR MARKET VALUE" means, with respect to the Shares and as of the date that is relevant to such a determination, the market price per share of such shares determined by the Company's Board, consistent with the requirements of
Section 422 of the Code and to the extent consistent therewith, as follows: (a) if the Shares are traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (c) if the Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (d) if none of the foregoing provisions are applicable, then the Fair Market Value will be determined by the Board in good faith on such basis as it deems appropriate. This Option will accelerate and be fully vested and exercisable upon a "Change in Control Transaction" as defined below.

      In the event of a "Change of Control Transaction" (as defined below), the Company shall endeavor to cause the successor entity (or its parent or its subsidiary) in such transaction either to assume all of the Options which have been granted hereunder and which are outstanding as of the consummation of such transaction ("CHANGE OF CONTROL CLOSING"), or to issue (or cause to be issued) in substitution thereof comparable options of such successor entity (or of its parent or its subsidiary). The Company will notify Executive of the proposed Change of Control Transaction a reasonable amount of time prior to the Change of Control Closing so that Executive will be given the opportunity to exercise all vested Options prior to the Change of Control Closing. For purposes of this section, the term "CHANGE OF CONTROL TRANSACTION" means a Business Combination in which less than (50%) of the outstanding voting securities of the successor entity immediately following the Closing of the Business Combination are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of the Company immediately prior to such transaction; the term "BUSINESS COMBINATION" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of the assets of the Company, (B) a merger or consolidation or other reorganization of which the Company or a Subsidiary is a merging party, or (C) the sale or other change of beneficial ownership of at least Thirty Three and One Third Percent of the outstanding voting securities of the Company.

      Notwithstanding the foregoing, this Option shall not be exercisable unless and until it has been approved by the Company's stockholders.

                           ARTICLE II. TRANSFERABILITY

      This Option may not be transferred by Executive, except by will or the laws of descent and distribution or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Internal Revenue Code of 1986, which satisfies the requirements of Section 414(p)(1)(A) of the Internal Revenue Code of 1986 (a "Qualified Domestic Relations Order"). During Executive's life, this Option shall be exercisable only by Executive (or Executive's personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order pursuant to and in accordance with the terms and conditions contained in this Agreement. Executive's estate or beneficiary may exercise this Option to the extent exercisable following the death of Executive. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever, and is not subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms of this Agreement, shall be void and of no effect.

                          ARTICLE III. MARKET STANDOFF

      If in connection with any public offering of securities of the Company (or any successor entity), the underwriter or underwriters managing such offering so requests, then during such period in which Executive is an officer, director or beneficial holder of 10% or more of the Company's Shares, Executive will agree to not sell or otherwise transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering but in no event longer than the period of time that the officers and directors of the Company are generally prohibited from Transferring their Shares in connection with such public offering.

                         ARTICLE IV. MANNER OF EXERCISE

      This Option may be exercised, in accordance with 0 above, by delivery (personally or by certified or registered mail in accordance with 0 below) of a written notice to Company specifying the number of Shares to be purchased and accompanied by payment of the purchase price for those Shares. The purchase price may be paid (a) by payment in cash or by check, money order or wire transfer, (b) by the delivery of shares of Common Stock already owned by the Executive for at least six months, (c) by using shares of Common Stock that would otherwise have been received by the Executive upon exercise of the option (which method may be restricted to a cashless exercise procedure involving a broker or dealer) or (d) by a combination of any of the foregoing. The Company may also permit payment to be made in such other manner as the Company deems appropriate and in compliance with applicable law. Any shares delivered to Company in payment of the aggregate Option Price shall be valued at the Fair Market Value of Company's shares, determined in accordance with the provisions set forth above as of the date of Executive's exercise of the Option or any part thereof. The Option shall be exercised in accordance with such administrative regulations as the Company may from time to time adopt.

                              ARTICLE V. EXPIRATION

      All unexercised rights under the Option shall terminate after the first to occur of the following events:

i.    Five years from the date of this Option.

ii. Upon the "Termination for Cause" (as defined below) of Executive's employment with Company or its subsidiaries, this Option, to the extent not exercised, shall lapse and be of no further force or effect whatsoever. Upon such lapse, Executive shall not be entitled nor have the right to purchase any additional Shares under this Agreement.

      This Option shall not expire due to termination of Executive's employment for any reason other than a Termination for Cause. "TERMINATION FOR CAUSE" means a termination by the Company due specifically to a good faith determination of the Board of Directors (or of the Company's or Subsidiary's stockholders if so required, but in either case excluding the vote of Executive if he is a director or a stockholder) that Executive has engaged in any willful acts which materially breach any significant fiduciary duty to the Company, any of its subsidiaries or their stockholders, or in any willful acts involving dishonesty or moral turpitude or in any willful acts that materially and adversely affect the business, affairs or reputation of the Company or any of its subsidiaries. The parties intend that Termination for Cause shall be strictly interpreted so as to afford Executive the maximum protection afforded by applicable law and as to not result in a Termination for Cause except in serious and egregious circumstances, and shall not be lightly invoked by Company. For clarity of this intent, but without limitation, the types of events that will constitute Cause hereunder shall include conviction of, or a judgment in a civil action of, misappropriation, fraud, violation of securities and exchange regulations or laws, or any other similar laws which materially and adversely affect the business, affairs or reputation of the Company. For purposes of this paragraph, no act, or failure to act, on Executive's part shall be considered willful unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of Company. Notwithstanding the foregoing, prior to terminating Executive for Cause, the Board shall: (i) deliver to Executive a copy of a notice specifying the particular detailed reasons why in the opinion of the Board Executive is guilty of conduct constituting Cause; and (ii) provide Executive an opportunity, together with counsel, to be heard before the Board. Executive shall be deemed to have been terminated only after both (i) and (ii) in the immediately preceding sentence have been met and Executive receives a written notice from the Board officially terminating his employment (the "Final Notice"). The foregoing notice and hearing procedure shall not in any way create any presumption for purposes of interpreting this Agreement with regard to the legality or validity of the actions taken by the Board, or otherwise. Moreover, if after receiving the Final Notice after (i) and (ii) have been met, Executive disagrees with the Board's action, then the parties shall resolve the dispute as promptly as practicable by binding arbitration before a panel of three arbitrators pursuant to the rules of the American Arbitration Association. During the pendency of the arbitration proceeding, Executive's right to exercise the Option shall be frozen. If the arbitration is not final within 60 days after the date of the Board's Final Notice, then Executive may thereafter exercise the Option to the extent vested, with the Shares being held in escrow pending final determination of the arbitrators, subject to such exercise being unwound if the arbitrators uphold the Board action.

                           ARTICLE VI. ISSUE OF SHARES

      The Company agrees that it will, within 30 days from the date hereof, take all actions necessary or appropriate to (i) prepare and file a registration statement under Section 5 of the

Securities Act of 1933 and all other applicable securities laws covering the Shares issuable upon Executive's exercise of the Option and thereafter cause it to become effective, and (ii) qualify the Shares for listing on the Nasdaq Small-Cap Market and the Australian Stock Exchange.

                           ARTICLE VII. REORGANIZATION

      If prior to the expiration of the Option, the Shares then subject to the Option shall be affected by any recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the common stock of Company, Company will appropriately adjust the number and kind of Shares covered by the Option and the Option Price per share as is necessary to prevent dilution or the enlargement of rights which might otherwise result.

                              ARTICLE VIII. NOTICE

      All notices given pursuant to or in connection with this Agreement shall be in writing and shall be deemed to be duly given (a) when personally delivered, (b) one day after dispatch via a nationally recognized "overnight" courier service such as Federal Express, or (c) two (2) days after being mailed, if sent by certified or registered mail, postage prepaid, return receipt requested. Notices must be addressed to the Company's principal office, attention of the Chairman of the Compensation Committee, or to Executive at his last noted address as shown on the books and records of the Company, or to such other address as the parties may indicate.

                  ARTICLE IX. NO RIGHT TO EMPLOYMENT CONFERRED

      Nothing in this Agreement or the Plan shall confer upon Executive any right to continue as an Executive of Company or a subsidiary or interfere in any way with the right of Company or any subsidiary to terminate Executive's employment at any time.

                             ARTICLE X. SEVERABILITY

      If any provision of this Agreement is held invalid or unenforceable, the remaining provisions shall continue to be in full force and effect to the maximum extent permitted by law. If the implementation or presence of any provision of this Agreement would or will cause the Plan and thereby the Shares purchased thereunder to not be in compliance with any statutory provision, such Agreement provision shall not be implemented or, at Company's option following notice, such provision shall be severed from this Agreement as is appropriate or necessary to achieve statutory compliance; provided, however, that the parties hereby agree to negotiate in good faith as may be necessary to modify this Agreement to achieve statutory compliance or otherwise effect the intent of the parties following a severance permitted by this 0.

                              ARTICLE XI. AMENDMENT

      This instrument contains the entire Agreement of the parties and may only be amended by written agreement executed by the parties hereto or their respective successors, as permitted by 0 above. Notwithstanding the foregoing, the Administrator may, in its discretion, amend this agreement without the consent of Executive in such a manner as it believes will prevent the Option from resulting in "applicable Executive remuneration" within the meaning of Section 162(m) of the Internal Revenue Code or regulations thereunder.

                           ARTICLE XII. GOVERNING LAW

      This Agreement is made and entered into and shall be construed and enforced in accordance with the laws of the State of Delaware.

                             ARTICLE XIII. HEADINGS

      The section numbers and headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                        ARTICLE XIV. CONDITION PRECEDENT

      This Option is expressly conditioned on receipt of the approving vote of the Company's stockholders at a date subsequent to its execution.

      IN WITNESS WHEREOF, this Nonqualified Stock Option Agreement is hereby executed as of September 23, 2004.

                            "COMPANY"

                             CATUITY INC., a corporation organized under the laws of the State of Delaware

                             By:_____________________________________________
                                    Alan L. Gilman, Chairman of the Compensation
                                    Committee

                             "EXECUTIVE"
                             ________________________________________________
                             Alfred Henry Racine, III

                                                                      APPENDIX B

                                  CATUITY INC.
                       2005 EMPLOYEE RESTRICTED STOCK PLAN

ARTICLE 1. PURPOSE AND DURATION

SECTION 1.1 PURPOSE.

The Catuity Inc. 2005 Employee Restricted Stock Plan (the "Plan") has two complementary purposes: (a) to promote the success of the Company by providing incentives to the officers and other key employees of the Company and its subsidiaries that will link their personal interests to the long-term financial success of the Company and to growth in value; and (b) to permit the Company and its subsidiaries to attract, motivate and retain experienced and knowledgeable employees upon whose judgment, interest, and special efforts the successful conduct of the Company's operations is largely dependent.

SECTION 1.2 DURATION.

The Plan will become effective on receipt of the approval of the Company's shareholders at the Company's 2005 annual meeting of shareholders. The Plan shall continue in effect until the earliest of: (a) May 31, 2015, (b) the date the Board terminates the Plan pursuant to ARTICLE 9 herein, or (c) the date all Shares reserved for issue under the Plan have been issued.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

SECTION 2.1 DEFINITIONS.

Wherever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

      a. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

      b. "Award" means a grant of Restricted Shares.

      c. "Beneficial Owner" (or derivatives thereof) shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

      d. "Board" means the Board of Directors of the Company.

      e. "Cause" means: (1) if the Participant is subject to an employment agreement, severance agreement or similar agreement with the Company or a subsidiary that contains a definition of "cause", such definition; or (2) otherwise, any of the following as determined by the Committee: (a) violation of the provisions of any employment agreement, non-competition agreement, confidentiality agreement, or similar agreement with the Company or any of its subsidiaries, or the Company's or any of its subsidiaries' code of ethics, as then in effect; (b) conduct rising to the level of gross negligence or willful misconduct in the course of employment with the Company or any of its subsidiaries; (c) commission of an act of dishonesty or disloyalty involving the Company or any of its subsidiaries; (d) violation of any federal, state or local law in connection with the Participant's employment; or (e) breach of any fiduciary duty to the Company or any of its subsidiaries.

f. "Change in Control" means the occurrence of any one of the following: (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons") is or becomes the "Beneficial Owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 1, 2005, pursuant to express authorization by the Board that refers to this exception and not including securities of the Company subject to proxies held by such Person, but including securities of the Company subject to exercisable options held by such Person) representing thirty three and one-third percent (33-1/3%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 1, 2005, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in former Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 1, 2005, or whose appointment, election or nomination for election was previously so approved; or (iii) the shareholders of the Company approve a merger, consolidation or share exchange of the Company with any other corporation or approve the issue of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company of such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 1, 2005 pursuant to express authorization by the Board that refers to this exception) representing thirty three and one-third percent (33-1/3%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      g. "Code" means the Internal Revenue Code of 1986, as interpreted by rules and regulations issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Code shall be deemed to include reference to any successor provision thereto.

      h. "Committee" means the Compensation Committee of the Board, or such other committee appointed by the Board to administer the Plan pursuant to
      ARTICLE 3 herein.

      i. "Company" means Catuity Inc., a Delaware corporation, and any successor as provided in ARTICLE 12.

      j. "Eligible Employee" means a full-time exempt employee of the Company or any of its subsidiaries or such other key employees as determined by the Committee.

      k. "Exchange Act" means the Securities Exchange Act of 1934, as interpreted by rules and regulations issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include reference to any successor provision thereto.

      l. "Fair Market Value" means such value as determined by the Board based on such valuation methods and/or indicia of value as the Board deems advisable at the time of such determination. The use by the Board of any method or indicia of value to determine Fair Market Value on any valuation date will not, of itself, preclude the Board from use of a different method or indicia on a subsequent valuation date.

      m. "Inimical Conduct" means any act or omission that is inimical to the best interests of the Company or any of its subsidiaries, as determined by the Committee in its sole discretion, including but not limited to: (1) violation of the provisions of any employment agreement, non-competition agreement, confidentiality agreement, or similar agreement with the Company or any of its subsidiaries, or the Company's or any of its subsidiaries' code of ethics, as then in effect;
      (2) taking any steps or doing anything which would damage or negatively reflect on the reputation of the Company or any of its subsidiaries; or
      (3) failure to comply with applicable laws relating to trade secrets, confidential information or unfair competition.

      n. "Participant" means an Eligible Employee who has been granted an Award.

      o. "Performance Goals" means any goal(s) the Committee establishes that relate to one or more of the following with respect to the Company or any one or more of its subsidiaries or other business units: net sales; cost of sales; gross income; operating income; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; income from continuing operations; net income; basic earnings per share; diluted earnings per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on shareholder equity; return on invested capital; return on average total capital employed; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); and economic value added. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, will exclude the effects of (1) extraordinary, unusual and/or non-recurring items of gain or loss; (2) gains or losses on the disposition of a business; (3) changes in tax or accounting regulations or laws; or (4) the effect of a merger or acquisition, that in each case the Company identifies in its audited financial statements, including footnotes, or the Management's Discussion and Analysis Section of the Company's annual report on Form 10-K. In the case of Awards that the Committee determines will not be considered "performance-based compensation" under Code Section 162(m), the Committee may establish other Performance Goals not listed in the Plan.

      p. "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

      q. "Plan" means this Catuity Inc. 2005 Employee Restricted Stock Plan as from time to time amended and in effect.

      r. "Restricted Shares" means Shares that are subject to a Restriction Period.

      s. "Restriction Period" means the period during which Shares issued under the Plan may not be transferred and are subject to a substantial risk of forfeiture.

      t. "Retirement" means a voluntary termination of employment from the Company and its subsidiaries (other than for Cause) in accordance with a Company retirement plan or policy. [David - we don't have a written plan or policy. Does that affect this language?]

      u. "Securities Act" means the Securities Act of 1933, as interpreted by rules and regulations issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Securities Act shall be deemed to include reference to any successor provision thereto.

      v. "Share" means a share of the common stock of the Company, or such other securities specified in SECTION 4.3.

      w. "Total and Permanent Disability" means the Participant's inability to perform the material duties of his occupation as a result of a medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of at least 12 months, as determined by the Committee. The Participant will be required to submit such medical evidence or to undergo a medical examination by a doctor selected by the Committee as the Committee determines is necessary in order to make a determination hereunder.

SECTION 2.2 CONSTRUCTION.

Wherever any words are used in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are use in the singular or the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply. Titles of articles and sections are for general information only, and the Plan is not to be construed by reference to such items.

SECTION 2.3 SEVERABILITY.

In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the said illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION

SECTION 3.1 THE COMMITTEE.

The Committee shall administer the Plan. If at any time the Committee shall cease to exist, then the Board shall administer the Plan or another committee appointed by the Board, and each reference to the Committee herein shall be deemed to refer to the Board or such committee appointed by the Board.

SECTION 3.2 AUTHORITY OF THE COMMITTEE.

In addition to the authority specifically granted to the Committee in the Plan, and subject to the provisions of the Plan, the Committee shall have full power and discretionary authority to: (a) select Participants, grant Awards, and determine the terms and conditions of each such Award, including but not limited to the Restriction Period and the number of Shares to which the Award will relate; (b) administer the Plan, including but not limited to the power and authority to construe and interpret the Plan and any award agreement; (c) correct errors, supply omissions or reconcile inconsistencies in the terms of the Plan and any award agreement; (d) establish, amend or waive rules and regulations, and appoint such agents, as it deems appropriate for the Plan's administration; and (e) make any other determinations, including factual determinations, and take any other action as it determines is necessary or desirable for the Plan's administration. Notwithstanding the foregoing, the Committee shall have no authority to act to adversely affect the rights or benefits granted under any outstanding Award without the consent of the person holding such Award (other than as specifically provided herein).

SECTION 3.3 DECISION BINDING.

The Committee's determination and decisions made pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons who have an interest in the Plan or an Award, and such determinations and decisions shall not be reviewable.

SECTION 3.4 PROCEDURES OF THE COMMITTEE.

The Committee's determinations must be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present, or by written majority consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. A majority of the entire Committee shall constitute a quorum for the transaction of business. Service on the Committee shall constitute service as a director of the Company so that the Committee members shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their Committee services to the same extent that they are entitled under the Company's By-laws and Delaware law for their services as directors of the Company.

SECTION 3.5 AWARD AGREEMENTS.

The Committee shall evidence the grant of each Award by an award agreement that shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Committee, subject to the terms of the Plan. Terms and conditions of such Awards need not be the same in all cases.

ARTICLE 4. SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

SECTION 4.1 NUMBER OF SHARES.

Subject to adjustment as provided in SECTION 4.3, the aggregate number of Shares that may be issued under the Plan shall not exceed 267,000 Shares.

SECTION 4.2 LAPSED AWARDS.

If any Award is forfeited or terminated for any reason, the Restricted Shares subject to such Award that are forfeited shall be available for the grant of a new Award under the Plan.

SECTION 4.3 ADJUSTMENTS IN NUMBER OF SHARES.

In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee may adjust: (a) the number and class of Shares which may be delivered under the Plan; (b) the number and class of Shares subject to outstanding Awards, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights intended to be granted hereunder and under any Award; provided, however, that the number of Shares subject to any individual Award shall be rounded down to the nearest whole number.

ARTICLE 5. PARTICIPATION

      Subject to the provisions of the Plan, the Committee shall have the authority to select the Eligible Employees to receive Awards. No Eligible Employee shall have any right to be granted an Award, even if previously granted an Award.

ARTICLE 6. TERMS AND CONDITIONS OF AWARDS

SECTION 6.1 GRANT OF AWARD.

Subject to the terms and provisions of the Plan, the Committee shall have the authority to determine the number of Shares to which an Award shall relate, the term of the Restriction Period and conditions for lapse thereof, including but not limited to the attainment of one or more Performance Goals, and any other terms and conditions of an Award.

SECTION 6.2 TERMS AND CONDITIONS OF AWARDS.

a. Period of Restriction. Unless the Committee determines otherwise, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant prior to the lapse of the Restriction Period, other than by will or the laws of descent and distribution. The Restricted Shares shall be subject to a substantial risk of forfeiture until the termination of the applicable Restriction Period as set forth in the Participant's award agreement or as provided herein. During the Restriction Period, the Company shall have the right to hold the Restricted Shares.

b. Certificate Legend. At the Committee's direction, each certificate representing Restricted Shares may bear the following legend:

"THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE CATUITY INC. 2005 EMPLOYEE RESTRICTED STOCK PLAN, IN THE RULES AND ADMINISTRATIVE PROCEDURES ADOPTED PURSUANT TO SUCH PLAN AND/OR IN A RESTRICTED STOCK AGREEMENT ISSUED PURSUANT TO SUCH PLAN. A COPY OF THE FOREGOING DOCUMENTS MAY BE OBTAINED FROM THE SECRETARY OF CATUITY INC."

c. Removal of Restrictions. Except as otherwise provided in this ARTICLE 6, Restricted Shares shall become vested in, and freely transferable by, a Participant after the last day of the Restriction Period. Once the Restricted Shares are released from the restrictions, a Participant shall be entitled to have the legend required by subsection (b) removed from his or her stock certificate representing such shares.

d. Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period Participants holding Restricted Shares may exercise full voting rights with respect to those Shares.

e. Dividends and Other Distributions. Any dividends or other distributions paid or delivered with respect to Restricted Shares will be subject to the same terms and conditions (including risk of forfeiture) as the Restricted Shares to which they relate, and payment or delivery thereof will be deferred accordingly; provided, however, that at any time and from time to time the Committee may, in its sole discretion, provide for the earlier payout of deferred and/or current dividends and distributions. No such deferred amount shall bear interest.

SECTION 6.3 TERMINATION OF EMPLOYMENT.

Except as otherwise provided by the Committee in a Participant's award agreement, upon a Participant's termination of employment with the Company and its subsidiaries, the following rules shall apply:

a. Retirement. If the Participant terminates employment due to Retirement, any remaining Restriction Period shall continue as if the Participant continued in active employment. Notwithstanding the foregoing, if the Committee determines that the Participant has engaged in Inimical Conduct after his or her Retirement, any Restricted Shares still subject to a Restriction Period shall automatically be forfeited as of the date of the Committee's determination.

b. Death or Disability. If the Participant's employment terminates because of death or Total and Permanent Disability at a time when the Participant could not have been terminated for Cause, or if the Participant dies after Retirement while holding an Award that is subject to a Restriction

Period, any remaining Restriction Period shall automatically lapse as of the date of such termination of employment or death, as applicable.

c. Termination for Other Reasons. If the Participant's employment terminates for any reason not described above, then any Restricted Shares still subject to a Restriction Period as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event of an involuntary termination of the employment of a Participant by the Company or any of its subsidiaries other than for Cause, the Committee may waive the automatic forfeiture of any or all such Shares and may add such new restrictions to such Restricted Shares as it, in its sole and absolute discretion, deems appropriate.

d. Suspension. The Committee may suspend payment or delivery of Shares (without liability for interest thereon) pending its determination of whether a Participant was or should have been terminated for Cause or whether a Participant has engaged in Inimical Conduct.

SECTION 6.4 OTHER RESTRICTIONS.

The Committee may impose such other restrictions on any Awards granted under the Plan (including after the Restriction Period lapses) as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Company may legend certificates to give appropriate notice of such restrictions.

ARTICLE 7. RIGHTS OF PARTICIPANTS

SECTION 7.1 EMPLOYMENT.

Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its subsidiaries.

SECTION 7.2 NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE.

Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan.

SECTION 7.3 NO FUNDING

Except as provided in SECTION 6.2(e), Participants will only receive Shares upon the expiration of the Restriction Period for Awards. Neither the Participant nor any other person shall acquire, by reason of the Plan or any Award, any right in or title to any assets, funds or property of the Company and its subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or its subsidiaries may, in their sole discretion, set aside in anticipation of a liability hereunder. Any amounts which may become payable hereunder shall be paid from the general assets of the Company and its subsidiaries, as applicable. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or its subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or its subsidiaries that the assets of the Company or its subsidiaries shall be sufficient to pay to any person any amount which may become payable hereunder.

SECTION 7.4 OTHER RESTRICTIONS.

As a condition to the issue of any Shares under the Plan, the Committee may require a Participant to enter into a restrictive stock transfer agreement or other shareholder's agreement with the Company.

ARTICLE 8. CHANGE IN CONTROL

      The Restriction Period for each outstanding Award shall automatically lapse upon a Change in Control.

ARTICLE 9. AMENDMENT, MODIFICATION, AND TERMINATION

SECTION 9.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN.

The Board may amend or terminate the Plan at any time, subject to the following limitations: (a) shareholders must approve any amendment of the Plan if the Committee determines such approval is required by: (i) the Exchange Act, (ii) the Code, (iii) the listing requirements of the Nasdaq OTCBB, the Australian Stock Exchange or any principal securities exchange or market on which the Shares are then traded, or (iv) any other applicable law. Without the written consent of the affected Participant or except as expressly provided in the Plan, no termination, amendment or modification of the Plan shall adversely affect any Award theretofore granted under the Plan.

SECTION 9.2 AMENDMENT OF AWARD AGREEMENTS.

The Committee may at any time amend any outstanding award agreement; provided, however, that any amendment that decreases or impairs the rights of a Participant under such agreement shall not be effective unless consented to by the Participant in writing, except that Participant consent shall not be required if an Award is amended, adjusted or cancelled under SECTION 4.4.

SECTION 9.3 SURVIVAL FOLLOWING TERMINATION.

Notwithstanding the foregoing, to the extent provided in the Plan, the authority of (a) the Committee to amend, alter, adjust, suspend, discontinue or terminate any Award, waive any conditions or restrictions with respect to any Award, and otherwise administer the Plan and any Award and (b) the Board to amend the Plan, shall continue beyond the date of the Plan's termination. Termination of the Plan shall not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

SECTION 9.4 SHAREHOLDER APPROVAL.

The material terms of the Plan shall be submitted for approval by the Company's shareholders no later than the first annual shareholders' meeting (or special meeting in lieu of such meeting) that occurs in 2005. This Plan shall not be effective, nor may any grants be made hereunder, unless and until the Company's shareholders have approved it.

ARTICLE 10. WITHHOLDING

SECTION 10.1 TAX WITHHOLDING.

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an applicable amount sufficient to satisfy foreign, Federal, state and local taxes (including the Participant's F.I.C.A. obligation) required by law to be withheld with respect to the issue of Shares under the Plan or the lapse of the Restriction Period. The Company shall also have the right to withhold Shares as to which the Restriction Period has lapsed and which have a Fair Market Value equal to a Participant's minimum tax withholding liability, to satisfy any withholding obligations. The value of the Shares to be withheld is to be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is determined.

SECTION 10.2 STOCK DELIVERY OR WITHHOLDING.

Participants may elect, subject to the approval of the Committee and such rules as it shall prescribe, to satisfy the withholding requirement, in whole or in part, by tendering to the Company previously-acquired Shares (or by having the Company withhold Shares as to which the Restriction Period has lapsed) in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in

SECTION 10.1.

Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election is irrevocable. The value of the Shares to be tendered (or withheld) is to be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is determined.

ARTICLE 11. LEGENDS; PAYMENT OF EXPENSES

SECTION 11.1 LEGENDS.

The Company may endorse such legend or legends upon the certificates for Shares issued under the Plan, including but not limited to the legends referenced in
SECTION 6.2(b) and SECTION 6.4, and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as it determines to be necessary, appropriate or convenient to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, or (b) implement the provisions of the Plan or any agreement between the Company and a Participant with respect to such Shares.

SECTION 11.2 PAYMENT OF EXPENSES.

The Company shall pay for all taxes with respect to the issue of Shares under the Plan, as well as all fees and expenses incurred by the Company in connection with such issue.

ARTICLE 12. SUCCESSORS

      All obligations of the Company under the Plan respecting Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company. The Plan shall be binding upon and inure to the benefit of the Participants and their heirs, executors, administrators or legal representatives.

ARTICLE 13. REQUIREMENTS OF LAW

SECTION 13.1 REQUIREMENTS OF LAW.

The granting of Awards and the issue of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 13.2 GOVERNING LAW.

The Plan and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware (excluding any choice of law rules that may direct the application of the laws of another jurisdiction).

                                                                      APPENDIX C

                                  CATUITY INC.
                 2005 NONEMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

ARTICLE 1. PURPOSE AND DURATION

SECTION 1.1 PURPOSE.

The Catuity Inc. 2005 Nonemployee Director Restricted Stock Plan (the "Plan") has two complementary purposes: (a) to promote the success of the Company by providing incentives to the nonemployee directors of the Company and its subsidiaries that will link their personal interests to the long-term financial success of the Company and to growth in value; and (b) to permit the Company and its subsidiaries to attract, motivate and retain experienced and knowledgeable nonemployee directors upon whose judgment, interest, and special efforts the successful conduct of the Company's operations is largely dependent.

SECTION 1.2 DURATION.

The Plan will become effective on receipt of the approval of the Company's shareholders at the Company's 2005 annual meeting of shareholders. The Plan shall continue in effect until the earliest of: (a) May 31, 2015, (b) the date the Board terminates the Plan pursuant to ARTICLE 9 herein, or (c) the date all Shares reserved for issue under the Plan have been issued.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

SECTION 2.1 Definitions.

Wherever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

      a. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

      b. "Award" means a grant of Restricted Shares.

      c. "Beneficial Owner" (or derivatives thereof) shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

      d. "Board" means the Board of Directors of the Company.

      e. "Cause" means any of the following as determined by the Committee: (1) violation of the provisions of any non-competition agreement, confidentiality agreement, or similar agreement with the Company or any of its subsidiaries, or the Company's or any of its subsidiaries' code of ethics, as then in effect; (2) conduct rising to the level of gross negligence or willful misconduct in the course of board duties with the Company or any of its subsidiaries; (3) commission of an act of dishonesty or disloyalty involving the Company or any of its subsidiaries; (4) violation of any federal, state or local law in connection with the Participant's service as a Board member; or (5) breach of any fiduciary duty to the Company or any of its subsidiaries.

      f. "Change in Control" means the occurrence of any one of the following:
      (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons") is or becomes the "Beneficial Owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 1, 2005, pursuant to express authorization by the Board that refers to this exception and not including securities of the Company subject to proxies held by such Person, but including securities of the Company subject to exercisable options held by such Person) representing thirty three and one-third percent (33-1/3%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 1, 2005, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in former Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 1, 2005, or whose appointment, election or nomination for election was previously so approved; or (iii) the shareholders of the Company approve a merger, consolidation or share exchange of the Company with any other corporation or approve the issue of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company of such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after January 1, 2005 pursuant to express authorization by the Board that refers to this exception) representing thirty three and one-third percent (33-1/3%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      g. "Code" means the Internal Revenue Code of 1986, as interpreted by rules and regulations issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Code shall be deemed to include reference to any successor provision thereto.

      h. "Committee" means the Compensation Committee of the Board, or such other committee appointed by the Board to administer the Plan pursuant to
      ARTICLE 3 herein.

      i. "Company" means Catuity Inc., a Delaware corporation, and any successor as provided in ARTICLE 12.

      j. "Eligible Nonemployee Director" means shall mean a director meeting the definition of "non-employee director" set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

      k. "Exchange Act" means the Securities Exchange Act of 1934, as interpreted by rules and regulations issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include reference to any successor provision thereto.

      l. "Fair Market Value" means such value as determined by the Board based on such valuation methods and/or indicia of value as the Board deems advisable at the time of such determination. The use by the Board of any method or indicia of value to determine Fair Market Value on any valuation date will not, of itself, preclude the Board from use of a different method or indicia on a subsequent valuation date.

      m. "Inimical Conduct" means any act or omission that is inimical to the best interests of the Company or any of its subsidiaries, as determined by the Committee in its sole discretion, including but not limited to: (1) violation of the provisions of any non-competition agreement, confidentiality agreement, or similar agreement with the Company or any of its subsidiaries, or the Company's or any of its subsidiaries' code of ethics, as then in effect; (2) taking any steps or doing anything which would damage or negatively reflect on the reputation of the Company or any of its subsidiaries; or (3) failure to comply with applicable laws relating to trade secrets, confidential information or unfair competition.

      n. "Participant" means an Eligible Nonemployee Director who has been granted an Award.

      p. "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

      q. "Plan" means this Catuity Inc. 2005 Nonemployee Director Restricted Stock Plan as from time to time amended and in effect.

      r. "Restricted Shares" means Shares that are subject to a Restriction Period.

      s. "Restriction Period" means the period beginning on the date of a particular Award during which Shares issued under the Plan may not be transferred and are subject to a substantial risk of forfeiture. Such Restriction Period shall be determined as provided elsewhere in this Plan, or at the discretion of the Committee.

      t. "Retirement" means a voluntary termination of membership on the Company's Board for any reason other than for Cause.

      u. "Securities Act" means the Securities Act of 1933, as interpreted by rules and regulations issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Securities Act shall be deemed to include reference to any successor provision thereto.

      v. "Share" means a share of the common stock of the Company, or such other securities specified in SECTION 4.3.

      w. "Total and Permanent Disability" means the Participant's inability to perform the material duties of his occupation as a result of a medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of at least 12 months, as determined by the Committee. The Participant will be required to submit such medical evidence or to undergo a medical examination by a doctor selected by the Committee as the Committee determines is necessary in order to make a determination hereunder.

SECTION 2.2 CONSTRUCTION.

Wherever any words are used in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are use in the singular or the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply. Titles of articles and sections are for general information only, and the Plan is not to be construed by reference to such items.

SECTION 2.3 SEVERABILITY.

In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the said illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION

SECTION 3.1 THE COMMITTEE.

The Committee shall administer the Plan. If at any time the Committee shall cease to exist, then the Board shall administer the Plan or another committee appointed by the Board, and each reference to the Committee herein shall be deemed to refer to the Board or such committee appointed by the Board.

SECTION 3.2 AUTHORITY OF THE COMMITTEE.

In addition to the authority specifically granted to the Committee in the Plan, and subject to the provisions of the Plan, the Committee shall have full power and discretionary authority to: (a) administer the Plan, including but not limited to the power and authority to construe and interpret the Plan and any award agreement; (b) correct errors, supply omissions or reconcile inconsistencies in the terms of the Plan and any award agreement; (c) establish, amend or waive rules and regulations, and appoint such agents, as it deems appropriate for the Plan's administration; and (d) make any other determinations, including factual determinations, and take any other action as it determines is necessary or desirable for the Plan's administration. Notwithstanding the foregoing, the Committee shall have no authority to act to adversely affect the rights or benefits granted under any outstanding Award without the consent of the person holding such Award (other than as specifically provided herein).

SECTION 3.3 DECISION BINDING.

The Committee's determination and decisions made pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons who have an interest in the Plan or an Award, and such determinations and decisions shall not be reviewable.

SECTION 3.4 PROCEDURES OF THE COMMITTEE.

The Committee's determinations must be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present, or by written majority consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. A majority of the entire Committee shall constitute a quorum for the transaction of business. Service on the Committee shall constitute service as a director of the Company so that the Committee members shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their Committee services to the same extent that they are entitled under the Company's By-laws and Delaware law for their services as directors of the Company.

SECTION 3.5 AWARD AGREEMENTS.

The Committee shall evidence the grant of each Award by an award agreement that shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Committee, subject to the terms of the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

SECTION 4.1 NUMBER OF SHARES.

Subject to adjustment as provided in SECTION 4.3, the aggregate number of Shares that may be issued under the Plan shall not exceed 50,000 Shares.

SECTION 4.2 LAPSED AWARDS.

If any Award is forfeited or terminated for any reason, the Restricted Shares subject to such Award that are forfeited shall be available for the grant of a new Award under the Plan.

SECTION 4.3 ADJUSTMENTS IN NUMBER OF SHARES.

In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee may adjust: (a) the number and class of Shares which may be delivered under the Plan; (b) the number and class of Shares subject to outstanding Awards, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights intended to be granted hereunder and under any Award; provided, however, that the number of Shares subject to any individual Award shall be rounded down to the nearest whole number.

ARTICLE 5. PARTICIPATION

      Only Eligible Nonemployee Directors of the Company may participate in or receive Awards under this Plan. Any Eligible Nonemployee Director that holds five (5) or more percent of the Company's outstanding shares may elect, at any time, to not participate in receiving Restricted Shares in lieu of cash compensation.

ARTICLE 6. TERMS AND CONDITIONS OF AWARDS

SECTION 6.1 GRANT OF AWARD.

Subject to the exception for 5% or greater holders of the Company's outstanding shares above, each of the Company's Eligible Nonemployee Directors, beginning on September 30, 2005, and at each subsequent quarter end until such time as the Company has achieved profitability and positive cash flow for two consecutive fiscal quarters, shall be granted Restricted Shares equal to fifty percent (50%) of his/her otherwise cash based compensation as determined by the Board of Directors and approved by shareholders. The number of Restricted Shares granted shall be, at a minimum, equal to 50% of the compensation amount due to the Director divided by the closing price of the Company's stock on the Nasdaq market (for U.S. Directors) or the Australian Stock Exchange (ASX) (for Australian Directors) on the last trading day of the fiscal quarter. Such price shall be deemed the Fair Market Value of each share. A fractional share owed as a result of the above described calculation shall be rounded up to one share or down to no shares based on whether more or less than one half (1/2) share is owed to the Director. Until such time as the Company has achieved profitability and positive cash flow for two consecutive fiscal quarters, any Eligible Nonemployee Director may elect, in his/her sole discretion, to receive more than 50% of his/her compensation in Restricted Shares so long as the Director notifies the Chief Financial Officer (CFO) of the Company in writing of his/her election prior to the first day of the fiscal quarter that he/she wishes to receive more than 50% of his/her compensation in Restricted Shares. Once a voluntary election is made to receive more than 50% of compensation in Restricted Shares, the election must remain in effect for a minimum of two fiscal quarters before the Director may change the voluntary percentage election.

Any Restricted Shares awarded during the period from September 30, 2005 until such time as the Company has achieved profitability and positive cash flow for two consecutive fiscal quarters, shall vest, and the restriction shall be lifted, on the first calendar day after the Company has achieved profitability and positive cash flow for two consecutive fiscal quarters.

Any Eligible Nonemployee Director may elect, in his/her sole discretion, to receive any portion of his/her compensation in Restricted Shares in any quarter after the Company has achieved profitability and positive cash flow for two consecutive fiscal quarters, so long as the Director notifies the Chief Financial Officer (CFO) of the Company in writing of his/her election prior to the first day of the fiscal quarter. Once a voluntary election is made to receive a portion of (or all) compensation in Restricted Shares, the election must remain in effect for a minimum of two fiscal quarters before the Director may change the voluntary percentage election. Any Restricted Shares awarded pursuant to a Director's voluntary election to take a portion, or all, of his/her compensation in Restricted Shares after the Company has achieved profitability and positive cash flow for two consecutive fiscal quarters shall vest, and the restriction be lifted, one year after the grant date.

SECTION 6.2 TERMS AND CONDITIONS OF AWARDS.

a. Period of Restriction. Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant prior to the lapse of the Restriction Period, other than by will or the laws of descent and distribution. The Restricted Shares shall be subject to a substantial risk of forfeiture until the termination of the applicable Restriction Period as provided herein. During the Restriction Period, the Company shall have the right to hold the Restricted Shares.

b. Certificate Legend. At the Committee's direction, each certificate representing Restricted Shares may bear the following legend:

"THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE CATUITY INC. 2005 NONEMPLOYEE DIRECTOR RESTRICTED STOCK PLAN, IN THE RULES AND ADMINISTRATIVE PROCEDURES ADOPTED PURSUANT TO SUCH PLAN AND/OR IN A RESTRICTED STOCK AGREEMENT ISSUED PURSUANT TO SUCH PLAN. A COPY OF THE FOREGOING DOCUMENTS MAY BE OBTAINED FROM THE SECRETARY OF CATUITY INC."

c. Removal of Restrictions. Except as otherwise provided in this ARTICLE 6, Restricted Shares shall become vested in, and freely transferable by, a Participant after the last day of the Restriction Period. Once the Restricted Shares are released from the restrictions, a Participant shall be entitled to have the legend required by subsection (b) removed from his or her stock certificate representing such shares.

d. Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period Participants holding Restricted Shares may exercise full voting rights with respect to those Shares.

e. Dividends and Other Distributions. Any dividends or other distributions paid or delivered with respect to Restricted Shares will be subject to the same terms and conditions (including risk of forfeiture) as the Restricted Shares to which they relate, and payment or delivery thereof will be deferred accordingly; provided, however, that at any time and from time to time the Committee may, in its sole discretion, provide for the earlier payout of deferred and/or current dividends and distributions. No such deferred amount shall bear interest.

SECTION 6.3 TERMINATION OF DIRECTOR STATUS.

Upon a Participant's termination of membership on the Company's Board of Directors, the following rules shall apply:

a. Retirement. If the Participant terminates Board membership due to Retirement, any remaining Restriction Period shall continue as if the Participant continued as an active member. Notwithstanding the foregoing, if the Committee determines that the Participant has engaged in Inimical Conduct after his or her Retirement, any Restricted Shares still subject to a Restriction Period shall automatically be forfeited as of the date of the Committee's determination.

b. Death or Disability. If the Participant's Board membership terminates because of death or Total and Permanent Disability at a time when the Participant could not have been terminated for Cause, or if the Participant dies after Retirement while holding an Award that is subject to a Restriction Period, any remaining Restriction Period shall automatically lapse as of the date of such termination of Board membership or death, as applicable.

c. Termination for Cause. If the Participant's Board membership terminates because he or she was removed from the Board or was not nominated at a shareholders meeting for re-election and if such removal or failure to be nominated was for Cause, then any Restricted Shares still subject to a Restriction Period as of the date of such termination shall automatically be forfeited and returned to the Company.

d. Suspension. The Committee may suspend payment or delivery of Shares (without liability for interest thereon) pending its determination of whether a Participant's membership on the Board was or should have been terminated for Cause or whether a Participant has engaged in Inimical Conduct.

SECTION 6.4 OTHER RESTRICTIONS.

The Committee may impose such other restrictions on any Awards granted under the Plan (including after the Restriction Period lapses) as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Company may legend certificates to give appropriate notice of such restrictions.

ARTICLE 7. RIGHTS OF PARTICIPANTS

SECTION 7.1 BOARD MEMBERSHIP.

Nothing in the Plan shall interfere with or limit in any way the right of the Company's shareholders to remove or fail to re-elect any Participant to the Board at any time, nor confer upon any Participant any right to continue as a member of the Board or any of its subsidiaries.

SECTION 7.2 NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE.

Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan.

SECTION 7.3 NO FUNDING.

Except as provided in SECTION 6.2(e), Participants will only receive Shares upon the expiration of the Restriction Period for Awards. Neither the Participant nor any other person shall acquire, by reason of the Plan or any Award, any right in or title to any assets, funds or property of the Company and its subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or its subsidiaries may, in their sole discretion, set aside in anticipation of a liability hereunder. Any amounts which may become payable hereunder shall be paid from the general assets of the Company and its subsidiaries, as applicable. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or its subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or its subsidiaries that the assets of the Company or its subsidiaries shall be sufficient to pay to any person any amount which may become payable hereunder.

SECTION 7.4 OTHER RESTRICTIONS.

As a condition to the issue of any Shares under the Plan, the Committee may require a Participant to enter into a restrictive stock transfer agreement or other shareholder's agreement with the Company.

ARTICLE 8. CHANGE IN CONTROL

      The Restriction Period for each outstanding Award shall automatically lapse upon a Change in Control.

ARTICLE 9. AMENDMENT, MODIFICATION, AND TERMINATION

SECTION 9.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN.

The Board may amend or terminate the Plan at any time, subject to the following limitations: (a) shareholders must approve any amendment of the Plan if the Committee determines such approval is required by: (i) the Exchange Act, (ii) the Code, (iii) the listing requirements of the Nasdaq OTCBB, the Australian Stock Exchange or any principal securities exchange or market on which the Shares are then traded, or (iv) any other applicable law. Without the written consent of the affected Participant or except as expressly provided in the Plan, no termination, amendment or modification of the Plan shall adversely affect any Award theretofore granted under the Plan.

SECTION 9.2 AMENDMENT OF AWARD AGREEMENTS.

The Committee may at any time amend any outstanding award agreement; provided, however, that any amendment that decreases or impairs the rights of a Participant under such agreement shall not be effective unless consented to by the Participant in writing, except that Participant consent shall not be required if an Award is amended, adjusted or cancelled under SECTION 4.3.

SECTION 9.3 SURVIVAL FOLLOWING TERMINATION.

Notwithstanding the foregoing, to the extent provided in the Plan, the authority of (a) the Committee to amend, alter, adjust, suspend, discontinue or terminate any Award, waive any conditions or restrictions with respect to any Award, and otherwise administer the Plan and any Award and (b) the Board to amend the Plan, shall continue beyond the date of the Plan's termination. Termination of the Plan shall not affect the rights of Participants with respect to

Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

SECTION 9.4 SHAREHOLDER APPROVAL.

The material terms of the Plan shall be submitted for approval by the Company's shareholders no later than the first annual shareholders' meeting (or special meeting in lieu of such meeting) that occurs in 2005. This Plan shall not be effective, nor may any grants be made hereunder, unless and until the Company's shareholders have approved it.

ARTICLE 10. WITHHOLDING

SECTION 10.1 TAX WITHHOLDING.

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an applicable amount sufficient to satisfy foreign, Federal, state and local taxes (including the Participant's F.I.C.A. obligation) required by law to be withheld with respect to the issue of Shares under the Plan or the lapse of the Restriction Period. The Company shall also have the right to withhold Shares as to which the Restriction Period has lapsed and which have a Fair Market Value equal to a Participant's minimum tax withholding liability, to satisfy any withholding obligations. The value of the Shares to be withheld is to be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is determined.

SECTION 10.2 STOCK DELIVERY OR WITHHOLDING.

Participants may elect, subject to the approval of the Committee and such rules as it shall prescribe, to satisfy the withholding requirement, in whole or in part, by tendering to the Company previously-acquired Shares (or by having the Company withhold Shares as to which the Restriction Period has lapsed) in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in

SECTION 10.1.

Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election is irrevocable. The value of the Shares to be tendered (or withheld) is to be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is determined.

ARTICLE 11. LEGENDS; PAYMENT OF EXPENSES

SECTION 11.1 LEGENDS.

The Company may endorse such legend or legends upon the certificates for Shares issued under the Plan, including but not limited to the legends referenced in
SECTION 6.2(b) and SECTION 6.4, and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as it determines to be necessary, appropriate or convenient to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, or (b) implement the provisions of the Plan or any agreement between the Company and a Participant with respect to such Shares.

SECTION 11.2 PAYMENT OF EXPENSES.

The Company shall pay for all taxes with respect to the issue of Shares under the Plan, as well as all fees and expenses incurred by the Company in connection with such issue.

ARTICLE 12. SUCCESSORS

      All obligations of the Company under the Plan respecting Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company. The Plan shall be binding upon and inure to the benefit of the Participants and their heirs, executors, administrators or legal representatives.

ARTICLE 13. REQUIREMENTS OF LAW

SECTION 13.1 REQUIREMENTS OF LAW.

The granting of Awards and the issue of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 13.2 GOVERNING LAW.

The Plan and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware (excluding any choice of law rules that may direct the application of the laws of another jurisdiction).

                                                                      APPENDIX D

                                        LEADENHALL AUSTRALIA LIMITED
                                        A.C.N. 007 997 248
                                        CORPORATE ADVISERS

                                        Level 8, 350 Collins Street, Melbourne
                                        Victoria 3000 Australia

                                        Telephone  (03)9600 4344
                                        Facsimile  (03) 9600 2295
                                        Toll Free: 1800 355 778
                                        E-Mail:    mmileo@leadenhall.com.au
                                        Home Page: http://www.leadenhall.com.au

PRIVATE AND CONFIDENTIAL

8 May 2005

Mr John Racine
President & CEO
Catuity Inc
2711 E Jefferson Avenue
Detroit
Michigan 48207
USA

Dear John,

RE:  FAIRNESS OPINION - CATUITY INC PROPOSED ACQUISITION OF LOYALTY MAGIC PTY
     LTD

1. EXECUTIVE SUMMARY

The Board of Catuity Inc ("Catuity") engaged Leadenhall Australia Limited ("Leadenhall") to provide an opinion as to whether their proposed acquisition of Loyalty Magic Pty Ltd ("Loyalty Magic") is fair from a financial point of view to Catuity shareholders. Our opinion is provided as at the valuation date and is subject to the assumptions and limiting conditions set out in this opinion letter.

Our opinion is that the proposed transaction is fair to Catuity shareholders from a financial point of view. The basis for our opinion is as follows:

      1.1.  FAIR MARKET VALUE OF LOYALTY MAGIC VERSUS CONSIDERATION

The table below illustrates that the consideration to be offered to Loyalty Magic is less that the Fair Market Value. The proposed transaction is therefore fair from a transaction perspective.

                                      US $000s
LOYALTY MAGIC FAIR MARKET VALUE        5,212.1
CONSIDERATION                          4,225.7
                                      --------
EXCESS OF VALUE OVER CONSIDERATION    $  986.4
                                      --------

      1.2.  POTENTIAL CHANGE IN CATUITY EQUITY VALUE - USD

            The table below illustrates the potential pre and post fair/fair market value of Catuity common equity on a minority basis. The currency of the value per share is USD.

            The table illustrates that the change in equity value is approximately 5 % depending on the valuation approach considered.

SYNTHESIS OF DCF & MARKET VALUE PER SHARE (MINORITY INTEREST)

                                    PRE ACQ   ACQ   POST ACQ  % Change
                                    -------   ---   --------  --------
DISCOUNTED CASH FLOW                 $3.66   $3.98   $3.85      5.3%
MARKET VALUE (CURRENT & POTENTIAL)   $3.73   $4.06   $3.92      5.2%

            On the basis that the assumptions underlying the potential change in Catuity equity value are appropriate, the proposed acquisition is fair from a Catuity shareholder perspective.

      1.3.  OTHER KEY QUALIFYING POINTS

            No limitations were imposed on us by Catuity in relation to our investigations and analysis in the preparation of our opinion.

            In relation to the consideration offered to Loyalty Magic, we were not involved in any of the negotiations or provided any advice to Catuity. We were engaged subsequent to the sale agreement being signed between Loyalty Magic and Catuity.

            During the past two (2) years, Leadenhall, nor any of its representatives, had any material relationship with Catuity or Loyalty Magic.

2. LEADENHALL BRIEF

Our brief and subsequent engagement letter dated 21 March 2005, set out the following instructions:

      - Provide the Catuity Board with an independent opinion as to the fairness of the proposed acquisition of Loyalty Magic

      - Assess the potential value of Catuity equity both pre & post the proposed transaction

      -     Provide Catuity with input into their SEC filing requirements

      - Prepare an allocation of purchase price compliant with SFAS 141 (report provided under separate cover)

      2.1.  SPECIFIC EXCLUSIONS OF THE BRIEF

We were not instructed to opine on the following:

      -     Relative merits of the proposed acquisition

      -     Purchase consideration offered

      -     Alternate acquisitions

      -     Alternate consideration structures

Consequently, our opinion does not factor any of the above points, nor does it incorporate the potential financial outcome alternatives arising from the above points.

      2.2.  CONSIDERATIONS FACTORED IN ESTABLISHING OUR OPINION

We have undertaken the following analysis and reviews in establishing the fairness opinion.

      - Assessment of Australian general economic, market and financial conditions

      - Review of valuation and risk indicators for comparable Australian listed companies

      - Analysis of various historical and forecast financial reports and data for both Catuity and Loyalty Magic as set out in the following section

      - Adoption of spot and forward exchange rates between the U.S. and Australian currencies

      - Meetings and numerous telephone conference calls with senior management of Catuity and Loyalty Magic

      - Discussions with Catuity's tax advisors in relation to the potential tax impacts of the proposed acquisition

      - Reviews of industry-based reports on key trends in the customer loyalty/relationship marketing and information technology sectors

      - Application of valuation techniques to the above points in order to establish the financial basis of our opinion

      2.2.1. LEADENHALL RELIANCE ON CATUITY AND LOYALTY MAGIC DATA, REPORTS AND REPRESENTATIONS

We were provided with the following key financial reports:

      - Audited financial accounts for Loyalty Magic for the financial years ending 30 June 2002 to 30 June 2004

      - Loyalty Magic management accounts restating the above mentioned audited account periods to 31 December year end equivalents

      - Loyalty Magic management accounts for the periods ending 31 January 2005 to 28 February 2005

      - Earnings and Cash Flow forecasts for Catuity and Loyalty Magic for the financial years ending 31 December 2005 to 31 December 2010

      -     Share Purchase Agreement between Catuity and Loyalty Magic

In addition to the above financial reports provided we reviewed the financial accounts of Catuity as filed with the SEC and Australian Stock Exchange ("ASX") for the periods ending 31 December 2002 to 31 December 2004.

In relation to forecast financial information provided, we have not sought to verify or comment on the validity of the forecasts. We have assumed that all financial information provided is both accurate and complete. We have assumed that all information provided has been prepared on a reasonable basis and reflects the best currently available estimates and judgements and as such provides a reasonable foundation to conduct our analyses.

In relation to financial forecasts provided to us, neither Catuity or Loyalty Magic provide 3rd parties or make available to the public, forecasts as provided to us and used in the development of this fairness opinion. As such, the forecasts were not provided to us with a view to public disclosure or compliance with published guidelines of the SEC or American Institute of Certified Public Accountants.

We have relied on verbal representations provided to us by Catuity's tax advisors in relation to the ability to carry forward tax losses for both Catuity and Loyalty Magic into the forecast periods. These representations are material as they have resulted in the assumption that no income tax will be payable by either Catuity or Loyalty Magic in the medium term.

The proposed acquisition has been negotiated and will be settled in Australian currency ("AUD"). This opinion has been prepared translating the Australian currency to U.S. currency ("USD") as Catuity reports and files in USD. The exchange rates used to translate AUD to USD were a combination of spot rates at the date of the preparation of our analysis and forward rates corresponding with the forecast periods.

We have assumed that the proposed acquisition will comply with all statutory and regulatory requirements in the relevant jurisdictions.

3. PROPOSED TRANSACTION OVERVIEW

We understand that 100% of the Loyalty Magic equity is to be acquired via acquisition of the share capital.

      3.1. CONSIDERATION

The Share Purchase Agreement sets out the following consideration parameters. As the currency of the consideration is to be in AUD, a conversion to USD has been calculated.

CONSIDERATION STRUCTURE

                      A $000s  USD|AUD  US $000s
CASH                  3,600.0  0.7683   2,765.9
CATUITY INC SCRIP     1,900.0  0.7683   1,459.8
                      -------  -------  -------
TOTAL CONSIDERATION   5,500.0           4,225.7
                      -------  -------  -------

The USD|AUD exchange rate is based on the spot rate as at 2 May 2005.

We understand that Catuity is to seek to issue additional shares to fund the cash portion of consideration for the proposed acquisition. We also understand the Catuity shares to be issued to shareholders of Loyalty Magic are to be subject to escrow conditions for a period of six (6) months following consummation of the acquisition.

      3.2.  LOYALTY MAGIC ASSETS ACQUIRED

The following table sets out the fair value of Loyalty Magic assets acquired as per the SFAS 141 allocation of purchase price review undertaken by us under a separate report to the Catuity Board.

VALUE OF ASSETS (IN US $ 000s)

NET WORKING CAPITAL              $   191.0
PP&E                             $   183.9
CAPITAL LEASE OBLIGATIONS       ($    58.2)
INTANGIBLE ASSETS
  TRADEMARKS                     $   535.6
  SOFTWARE                       $   408.4
  CUSTOMER CONTRACTS             $   273.2
  CUSTOMER RELATIONSHIPS         $   152.1
  IPR&D                          $   205.9
  GOODWILL                       $ 2,333.8
                                ----------
NET ASSETS                       $ 4,225.7
                                ----------
IDENTIFIABLE INTANGIBLE ASSETS   $ 1,575.2
                                ----------

4. ANALYSIS SUPPORTING OUR OPINION

In accordance with our brief, we have undertaken the following analysis of the proposed acquisition in support of our opinion.

      - Valuation of Loyalty Magic (including and excluding acquisition synergy benefits potentially accruing to Catuity)

      -     Valuation of Catuity (with reference to current traded prices)

      -     Review of the acquisition consideration for Loyalty Magic

      - Comparison of the value of Loyalty Magic relative to the acquisition consideration

      - Analysis of the proposed acquisition from the perspective of Catuity shareholders with reference to value per share before and after the proposed acquisition

      4.1.  VALUATION PARAMETERS

      The following section sets out the broad valuation parameters applicable to Catuity and Loyalty Magic.

      - The valuation has been prepared as at 30 June 2005. This date represents the expected consummation date of the proposed acquisition.

      -     The standard of value adopted is Fair Market Value.

      - The valuation has been prepared on the premise that both Catuity and Loyalty Magic are going concerns.

      -     The assets valued include the following:

                  -     100 % Equity of Loyalty Magic

                  -     100% Equity of Catuity

                  -     Minority Interest Value of Catuity Equity

      4.2.  VALUATION APPROACHES ADOPTED

            The income approach was the principle approach for the valuation of Loyalty Magic. The income and market approaches were adopted for the valuation of Catuity.

            4.2.1. MARKET APPROACH

            We searched for comparable transactions in Australia that could provide guidance as to market prices for companies comparable to Loyalty Magic. We could not locate transactions that were comparable and therefore could not apply the Market Approach for the valuation of Loyalty Magic.

            The Market Approach was adopted in the valuation of Catuity equity.

            4.2.2. COMPARABLE COMPANIES

The initial comparable company analysis commenced with a review of those companies that constitute the Software and Services Industry on the ASX. From a list of approximately 100 companies, we identified nine (9) companies that it deemed comparable to Catuity. All of the comparable companies are classified under the Global Industry Classification Standard ("GICS") under the Software and Services Industry except for Photon Group Ltd (Marketing Services) whose comparable financials were not used due to the volatility parameters being unavailable.

The selected comparable companies were chosen with a similar market capitalisation to Catuity and possessing a positive EBITDA in the last reported financial year.

The comparable companies used were: Pacsoft Ltd, Trysoft Corporation Ltd, HarvestRoad Ltd, Dark Blue Sea Ltd, Working Systems Solutions Ltd and ComOps Ltd.

We reviewed the financial information for the comparable companies as at June 30 2004. The market capitalisation for the comparable companies ranged from approximately AUD $1.3 million to approximately AUD $31 million and last twelve month revenue ranged from approximately AUD $4.8 million to AUD $11.4 million. In comparison Catuity had a market capitalisation of AUD $4 million and revenue of approximately AUD $1 million.

            4.2.3. DISCOUNT RATE

The comparable company analysis suggested that an annual discount rate of 18.2% (post-tax nominal) was appropriate as derived from the Capital Asset Pricing Formula ("CAPM").

Capital Asset Pricing Model (CAPM) =
Risk Free Rate + Beta (Equity Risk Premium) + Size Premium + Company Specific
 Premium

      - Risk Free Rate = the 10-year Australian Treasury Bond Rate for 26 April 2005 of 5.36% p.a.

      -     Equity Risk Premium = 6% p.a.

      - Beta = 2.14, the median re-levered Beta observed for the Guideline Companies used.

      - No size or Company Specific Risk Premium has been included as the guideline companies adopted are broadly comparable.

            4.2.4. COMPARABLE COMPANY MULTIPLES

EBITDA

This ratio represents the multiple by which a company's earnings (pre-interest, tax, depreciation and amortisation) are capitalised to determine its value. It relies on the multiplication of estimated future maintainable earnings (`FME') (pre-interest, tax, depreciation and amortisation) stream by a number or multiple. Our analysis of comparable companies has provided an EBITDA Multiple of 6.9.

REVENUE MULTIPLE

Revenue Multiples represent the multiple by which a company's revenue is capitalised to determine its value. Our analysis of comparable companies has provided a revenue multiple of 1.3 based on FY 2004. We did not use the Revenue Multiple approach as it is not a reliable measure of returns, relative to the EBITDA multiple. The EBITDA multiple defines profitability and is therefore a more suitable metric.

      4.3.  VALUATION OF LOYALTY MAGIC

Based on a review of the historical and projected financial data and certain other qualitative data of Loyalty Magic, we utilised two (2) valuation methodologies to determine a range of values for Loyalty Magic. Loyalty Magic has been valued on a Discounted Cash Flow Basis ("DCF") and on a Capitalisation of Earnings basis.

            4.3.1. DISCOUNTED CASH FLOW VALUATION

A discounted cash flow ("DCF") analysis estimates value based on a company's projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure.

DEBT-FREE CASH FLOW

Debt-Free Cash Flow has been forecast explicitly for the 6 months period to December 2005 and for the financial years 2006 to 2010. The valuation forecasts an ongoing Debt-Free Cash Flow after 2010.

The projections show a strong continual increase in Debt-Free Cash Flow from $0.1176m in FY2006 to $1.1096m in FY2010.

DISCOUNT RATE

The discount rate used is 18.2%. Components of the discount rate are explained in section 4.2.3.

NON MARKETABILITY DISCOUNT

A Non-Marketability Discount of 15% has been incorporated into the DCF Valuation, reflecting that status of Loyalty Magic as a private company.

DCF RESULT

The Net DCF Value for Loyalty Magic determined by us is US $5.2121m.

The table below summarise the DCF valuation and shows the pre and post synergy benefit components of the DCF result.

                                               TOTAL
                                 TOTAL INC   SYNERGIES  TOTAL EXC
                                 SYNERGIES   US $ 000s  SYNERGIES
                                 ---------   ---------  ---------
PRESENT VALUE - FORECAST PERIOD  $ 2,388.7   $1,027.7   $1,361.0
PRESENT VALUE - PERPETUITY       $ 3,743.2   $1,302.1   $2,441.1
                                 ---------   --------   --------
TOTAL PRESENT VALUE              $ 6,131.8   $2,329.8   $3,802.0
LESS NON-MARKETABILITY DISCOUNT       15.0%      15.0%      15.0%
                                 ---------   --------   --------
NET DISCOUNTED CASH FLOW VALUE   $ 5,212.1   $1,980.3   $3,231.7
                                 ---------   --------   --------

            4.3.2. EBITDA MULTIPLE

The Capitalisation of Earnings Methodology uses projected earnings, a multiple derived from comparative companies and a control premium to create a Net Capitalisation of Earnings Value.

Base EBITDA * EBITDA Multiple = Gross EBITDA Multiple Value Gross EBITDA Multiple Value + Control Premium = Net Capitalisation of Earnings Value

BASE EBITDA

FY 2006 EBITDA of $0.6486m has been used. This would be the first full year EBITDA under Catuity ownership.

EBITDA MULTIPLE

The EBITDA multiple is based on listed comparable company market capitalisations divided by reported EBITDA. As stated in section 4.2.4, the gross multiple adopted is 6.9 times. An adjustment to the gross multiple is required to reflect the fact that the gross multiple is based on FY2004 earnings, while the base earnings for Loyalty Magic is based on FY 2006 earnings.

CONTROL PREMIUM

The control premium is an adjustment to reflect the fact that listed company market capitalisations are based on minority share parcels in order to compare 100% control of loyalty magic with 100% control of listed company comparables.

CAPITALISATION OF EARNINGS - EBITDA VALUE

Our estimate of value derived under the Capitalisation of Earnings - EBITDA methodology is US $ 5.0108m.

The table below sets out the EBITDA-based valuation.

The table below sets out the EBITDA-based valuation.

CAPITALISATION OF EARNINGS - EBITDA  TOTAL INC    TOTAL    TOTAL EXC
            (US $ 000s)              SYNERGIES  SYNERGIES  SYNERGIES
-----------------------------------  ---------  ---------  ---------
 BASE EBITDA                         $  648.6   $  230.0   $  418.6
 GROSS EBITDA MULTIPLE                    6.9        6.9        6.9
 ADJUSTMENT TO EBITDA MULTIPLE            -10%       -10%       -10%
                                     --------   --------   --------
 ADJUSTED EBITDA MULTIPLE                 6.2        6.2        6.2
 GROSS EBITDA MULTIPLE VALUE         $4,008.6   $1,421.5   $2,587.1
 ADD CONTROL PREMIUM                     25.0%      25.0%      25.0%
                                     --------   --------   --------
 NET CAPITALISATION OF EBITDA VALUE  $5,010.8   $1,776.9   $3,233.9
                                     ========   ========   ========

            4.3.3. SYNTHESIS OF RESULTS

The table below summarises the valuation results under the DCF and Capitalisation of earnings approaches. The valuations fall within an acceptable band of +/- 4% and therefore we are satisfied that the cross check under both approaches a sound reasonableness check.

We prefer the DCF methodology and in the case of Loyalty Magic the earnings growth in the earlier forecast years are more adequately addressed by the DCF approach.

Our preferred value for Loyalty Magic is therefore US 5.2121 m.

SYNTHESIS OF INCOME APPROACH VALUATIONS  TOTAL INC     TOTAL     TOTAL EXC
              (US $ 000s)                SYNERGIES   SYNERGIES   SYNERGIES
---------------------------------------  ---------   ---------   ---------
     DISCOUNTED CASH FLOW                $ 5,212.1   $ 1,980.3   $ 3,231.7
     CAPITALISATION OF EARNINGS          $ 5,010.8   $ 1,776.9   $ 3,233.9
                                         ---------   ---------   ---------
     LEADENHALL PREFERRED VALUE          $ 5,212.1   $ 1,980.3   $ 3,231.7
                                         =========   =========   =========

      4.4. VALUATION OF CATUITY

The valuation of Catuity has been undertaken via a DCF approach which has been cross checked to the market values of Catuity as traded on the ASX. As Catuity has negative earnings as is not forecasting positive earnings in the short term the Capitalisation of Earnings approach was not appropriate for Catuity.

            4.4.1. DISCOUNTED CASH FLOW APPROACH - DCF

The DCF valuation resulted in a gross value PER SHARE of US$4.88. A minority discount of 25% was deducted reflecting lack of control over cash flow, dividends and management of the company. Further, in order to cross check the DCF value to the market traded prices on the ASX (converted to USD equivalents) the minority discount adjustment was required to compare values on a minority interest basis.

The table below sets out the calculations for the DCF

CATUITY DISCOUNTED CASH FLOW VALUATION

CATUITY DCF VALUE                                                $       2,536.0

ADD SURPLUS CASH                                                 $       1,261.3
                                                                 ---------------
NET DISCOUNTED CASH FLOW VALUE                                   $       3,797.2
                                                                 ---------------
SHARES OUTSTANDING                                                       778,336
                                                                 ---------------
GROSS VALUE PER SHARE                                            $          4.88
                                                                 ---------------
LESS MINORITY DISCOUNT                                                      25.0%
                                                                 ---------------
MINORITY DCF VALUE PER SHARE                                     $          3.66
                                                                 ---------------

MINORITY DISCOUNT

This usually reflects the minority's inability to block special resolutions or to influence the composition of the Board. After the reducing the gross value per share of US$4.88 by a minority discount, the Minority Discount Adjusted DCF value PER SHARE is US$3.66.

      4.4.2. MARKET APPROACH

It was evident through our analysis of market values for Catuity on the ASX (CAT code) and NASDAQ (CTTY code) that the ASX volumes were significantly lower than the NASDAQ volumes and therefore the liquidity levels and subsequently, reliance on market prices is less appropriate on the ASX.

We note in addition to the liquidity and volume difference for Catuity shares traded that the proposed acquisition is to be funded in Australia and that currently approximately 85% of Catuity shareholders are Australian-based. It is our position therefore that the ASX market prices represent a more appropriate basis to adopt in the fairness opinion.

Our analysis of the Australian share price for Catuity (converted to USD) during the month of April 2005 identified a low share price of $3.74 and a high share price of $4.60. The mid point of these two share prices is $4.17.

The mid-point of the discounted cash flow valuation is $3.66 and the mid-point market value of $4.17 was used to ascertain the preferred value per share for Catuity of $3.91 (the mid point between the two).

MARKET VALUE

                                            LOW            MID          HIGH
CAT AS TRADED ASX CONVERTED TO USD       $    3.74      $    4.17    $     4.60

(Note: Low 28 April 2005, High 7 April 2005, mid = average low and high)

      4.4.3. SYNTHESIS OF DCF AND MARKET APPROACH VALUATIONS

Our analysis of the Australian share price for Catuity (converted to USD) during the month of April 2005 identified a low share price of $3.74 and a high share price of $4.60. The mid point of these two share prices is $4.17. The mid-point of the discounted cash flow valuation is $3.66 and the mid-point market value of $4.17 was used to ascertain the preferred value per share of Catuity is $3.91 (the mid point between the two).

The table below summarises the synthesis of DCF and Market Approaches.

SYNTHESIS OF DCF & MARKET VALUE PER SHARE (MINORITY INTEREST)

DISCOUNTED CASH FLOW                              $       3.66
MID POINT MARKET VALUE                            $       4.17
                                                  ============
LEADENHALL PREFERRED VALUE PER SHARE       USD    $       3.91
                                                  ------------

      4.4.4. ASSUMED CATUITY PRICE ADOPTED IN SHARE ISSUE

The DCF value per share for Catuity of US$3.66 has been used to calculate the approximate number of new shares to be issued in order to fund the proposed acquisition. Under the market approach an issue price of US$3.73 has been used as this reflects the current price at the time of writing.

      4.4.5. SHARES ISSUED TO FUND ACQUISITION

Based on a consideration of US$4.2257 m and an assumed share issue price of US$3.66 (per the DCF valuation) approximately 1, 154, 563 new shares will be issued. (Note this does not include an allowance for the costs of the share raising).

Based on a consideration of US$4.2257 m and an assumed share issue price of US$3.73 (per the market valuation) approximately 1, 134, 021 new shares will be issued. (Note this does not include an allowance for the costs of the share raising).

Approximately 35% of the new shares will be provided to Loyalty Magic shareholders as part consideration.

      4.5. CATUITY VALUE PER SHARE - PRE & POST ACQUISITION

The table below sets out the increase in equity value and resultant impact on value per share both pre and post the proposed acquisition based on the DCF and market derived share issue prices. We note that Catuity shareholders are estimated to benefit from the acquisition by approximately 5% both under the DCF and market approaches.

DCF ISSUE PRICE BASED VALUE PER SHARE

                                                             PRE ACQ          ACQ           POST ACQ       % Change
                                                           ------------   -----------    --------------    --------
TOTAL PRESENT VALUE                                        $    2,536.0   $   6,131.8    $      8,667.8       242%
ADD SURPLUS CASH                                           $    1,261.3   $       0.0    $      1,261.3         0%
                                                           ------------   -----------    --------------       ---
CONSOLIDATED DISCOUNTED CASH FLOW VALUE                    $    3,797.3   $   6,131.8    $      9,929.1       161%
   SHARES OUTSTANDING                       [7]                 778,336     1,154,563         1,932,899       148%
                                                           ------------   -----------    --------------       ---
GROSS VALUE PER SHARE                                      $       4.88   $      5.31    $         5.14       5.3%
                                                           ------------   -----------    --------------       ---
LESS MINORITY DISCOUNT                                             25.0%         25.0%             25.0%        0%
                                                           ------------   -----------    --------------       ---
MINORITY DCF VALUE PER SHARE                               $       3.66   $      3.98    $         3.85       5.3%
                                                           ------------   -----------    --------------       ---

CURRENT MARKET ISSUE PRICE BASED VALUE PER SHARE

                                                             PRE ACQ          ACQ           POST ACQ       % Change
                                                           ------------   -----------    --------------    --------
  MARKET CAPITALISATION MAY 4 2005                              2,900.3                         2,900.3
  ADDITIONAL MARKET VALUE FROM ACQUISITION                                    6,131.8           6,131.8
  LESS MINORITY DISCOUNT ON ADDITIONAL MKT VALUE                             (1,533.0)         (1,533.0)
                                                           ------------   -----------    --------------
IMPLIED MARKET CAPITALISATION PRE & POST ACQUISITION            2,900.3       4,598.9           7,499.1
                                                           ------------   -----------    --------------
  SHARES OUTSTANDING                                            778,336     1,134,021         1,912,357
                                                           ------------   -----------    --------------
POTENTIAL POST ACQ. MARKET VALUE PER SHARE                 $       3.73   $      4.06    $         3.92       5.2%
                                                           ============   ===========    ==============       ===

SYNTHESIS OF DCF AND MARKET VALUE PER SHARE

SYNTHESIS OF DCF & MARKET VALUE PER SHARE (MINORITY INTEREST)

                                                              PRE ACQ         ACQ           POST ACQ          % Change
                                                           ------------   -----------    --------------       --------
DISCOUNTED CASH FLOW                                       $       3.66   $      3.98    $         3.85         5.3%
MARKET VALUE (CURRENT & POTENTIAL)                         $       3.73   $      4.06    $         3.92         5.2%

5. CONCLUSION

It is our opinion that the proposed acquisition is fair with reference to the following:

      - The consideration offered is less than the fair market value of Loyalty Magic inclusive of synergy benefits. We note, however, that the consideration is in excess of the Loyalty Magic fair market value when synergistic benefits are excluded

      - The potential change in value of Catuity shares pre and post the proposed acquisition is an increase of approximately 5%. The acquisition is therefore potentially value accretive for Catuity shareholders

      - We also understand that the proposed acquisition will assist in the continuity of Catuity's NASDAQ listing compliance requirements due to the increase in shareholder's equity base

Key issues qualifying our opinion are as follows:

      - Catuity must achieve the forecast financial performance in the future to create value for its shareholders. Given the recent trading results of Catuity, a marked turnaround is required

      - It is evident from the DCF analysis that a significant proportion of value in both Loyalty Magic and Catuity resides in the present value of perpetuity cash flows which occur after FY 2010

      - Future movements in exchange rates will influence the actual earnings and cash flows realised. The majority of the earnings will be driven by Loyalty Magic in the earlier years of the forecast period as Catuity works toward turning around earnings performance. Therefore the quantum and timing of exchange range movements may adversely impact the earnings (and potentially dividend streams) attributable to Catuity Shareholders

      - The tax losses carried forward by both Catuity and Loyalty Magic result in no income tax payments over the majority of the forecast period. This period of tax free earnings is a key driver of the fairness of the proposed transaction

      - On the basis that all contained assumptions hold the price at which new shares are issued should be not less than the value that would result in a value neutral position for shareholders (approximately $US 3.50 at a USD|AUD rate of 0.7683.)

6. LEADENHALL AUSTRALIA LIMITED CAPABILITY

Leadenhall is a Corporate Adviser of over twenty years standing and is the holder of an Australian Financial Services Licence issued by the Australian Securities and Investments Commission ("ASIC"). Leadenhall is the author of the major text, the Australian Valuation Handbook, and is the Asia-Pacific representative of Valuation Research Group, an international group based in the USA. (Refer to www.valuationresearch.com)

Leadenhall specialises in financial valuations including the valuation of companies, businesses and intangible assets. We are members of the Australian Taxation Office ("ATO") national panel for valuations and the ASIC Panel of Independent Experts. Leadenhall has provided numerous fairness opinions in Australian merger and acquisition transactions.

7. CERTIFICATION OF APPRAISERS

Leadenhall certifies that, to the best of our knowledge and belief:

The statements of fact contained in this report are true and correct, however, we have relied, without independent verification, on the accuracy, completeness, and fairness of all financial and other data that were publicly available or furnished to us by the management of the subject business and their accountants, legal counsel or other advisors.

The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and represents our personal, unbiased professional analyses and conclusions.

Neither Leadenhall nor its authorized representative have a present or prospective interest in the property that is the subject of this report, no personal interest or bias with respect to the parties involved, and has not provided non-appraisal related services to the client or the subject business.

Our compensation is not contingent on an action or event resulting form the analyses in, or the use of, this report.

As a condition of the engagement between Leadenhall and Catuity, Catuity has agreed to indemnify and hold Leadenhall harmless against all claims and liabilities whatsoever arising out of the execution or purported execution by Leadenhall of its obligations arising out of its engagement by Catuity, whether such claims and liabilities arise out of the proper or improper execution or the alleged proper or improper execution by Leadenhall of its obligations or otherwise.

8. DISCLAIMER

Leadenhall's opinion is based on economic, share market, business trading and other conditions and expectations prevailing at the date of this Report. These conditions can change significantly over relatively short periods of time. If they do change materially, Leadenhall's valuation and opinion could be different in these changed circumstances.

This Report is based on financial and other information provided by Catuity. Leadenhall has considered and relied upon this information and has no reason to believe that any material facts have been withheld. The information provided has been evaluated through analysis, enquiry and review for the purpose of forming an opinion as to whether the Catuity Inc offer to Loyalty Magic is fair. However, in preparing reports such as this, time is limited and Leadenhall does not warrant that its enquiries have identified or verified all of the matters that an audit, extensive examination or due diligence investigation might disclose. In any event, an opinion as to fairness is more in the nature of an overall review rather than a detailed audit or investigation.

An important part of the information used in forming an opinion of the kind expressed in this Report is comprised of the opinions and judgments of management. This type of information was also evaluated through analysis, enquiry and review to the extent practicable. However, such information is often not capable of external verification or validation.

Catuity is responsible for the forward looking statements. Leadenhall has used and relied on those forward looking statements for the purposes of its analysis and has assumed that these forward looking statements were prepared appropriately and accurately based on the information available to management at the time and within the practical constraints and limitations of such estimates. Leadenhall has assumed that these forecasts do not reflect any material bias, either positive or negative, and has no reason to believe otherwise. The major assumptions underlying these forward looking statements were reviewed by Leadenhall in the context of current economic, financial and other conditions.

Compilation and preparation of this document involved making judgments which may be affected by unforeseen future events including wars, economic disruption, dislocations, business cycles, industrial relations, labour difficulties, political action, changes of government and other factors, the effects of which are not capable of precise assessment. In many cases, value judgments must be made based on material compiled by government agencies, scientific organisations, research organisations, industrial, commercial and professional organisations and others.

Leadenhall will not be liable for any loss or damage caused to its client, or any other third party as a result of any errors in data which is either supplied by the client, supplied by a third party to Leadenhall, or which Leadenhall is required to estimate.

Yours sincerely

/s/ T O Lebbon                              /s/ M J Mileo
----------------------------                ----------------------------
T O Lebbon                                  M J Mileo
Executive Director                          Senior Adviser
LEADENHALL AUSTRALIA LIMITED                LEADENHALL AUSTRALIA LIMITED

                                                                      APPENDIX E

                          SHARE SALE AGREEMENT BETWEEN

          CATUITY INC. AND THE SHAREHOLDERS OF LOYALTY MAGIC PTY. LTD.

ARNOLD BLOCH LEIBLER                               SHARE SALE AGREEMENT - PAGE i

                                TABLE OF CONTENTS

                                                                               Page no.
1    DEFINITIONS AND INTERPRETATION .........................................      6
     1.1    Definitions .....................................................      6
     1.2    Words and expressions ...........................................     14
     1.3    Other rules of interpretation ...................................     14

2    CONDITIONS .............................................................     15
     2.1    Conditions ......................................................     15
     2.2    Reasonable endeavours ...........................................     17
     2.3    Waiver of conditions ............................................     17
     2.4    Non-satisfaction ................................................     17
     2.5    Notice of satisfaction ..........................................     17

3    SALE AND PURCHASE OF SHARES ............................................     17
     3.1    Sale and purchase ...............................................     17
     3.2    Free from Encumbrances ..........................................     17
     3.3    Title and property ..............................................     17
     3.4    Waiver ..........................................................     18
     3.5    Employee Options ................................................     18

4    PURCHASE CONSIDERATION .................................................     18
     4.1    Purchase Consideration ..........................................     18
     4.2    Apportionment of Purchase Consideration .........................     18

5    PROVISION OF THE PURCHASE CONSIDERATION ................................     19
     5.1    Satisfaction of Purchase Consideration ..........................     19
     5.2    Adjustment of Consideration Securities ..........................     19
     5.3    Hold Back Amounts ...............................................     21
     5.4    Hold Back Securities ............................................     21
     5.5    Release of Hold Back Securities and payment of Hold Back
            Amounts .........................................................     22
     5.6    Downside Protection .............................................     22
     5.7    Public Announcement .............................................     24
     5.8    No limitation ...................................................     24

6    COMPLETION .............................................................     24
     6.1    Time and place of Completion ....................................     24
     6.2    Items to be delivered by the Vendors and Optionholders at
            Completion ......................................................     24
     6.3    Board meeting of the Company ....................................     25
     6.4    Obligations of the Purchaser ....................................     25
     6.5    Simultaneous Completion .........................................     26
     6.6    Interdependence .................................................     26
     6.7    Listing of Consideration Securities .............................     26
     6.8    Agreement Not To Trade Consideration Securities .................     26

7    CONDUCT OF BUSINESS PENDING COMPLETION .................................     26
     7.1    Conduct of Business .............................................     26
     7.2    Undertakings ....................................................     27

8    COMPLETION ADJUSTMENT ..................................................     28
     8.1    Adjustment Amount ...............................................     28
     8.2    Calculation of Cash and Cash Equivalents ........................     28
     8.3    Supporting Documents ............................................     28

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE ii

     8.4    Definitions .....................................................   28
     8.5    Proportional Mix ................................................   29

9    PURCHASER'S WARRANTIES, REPRESENTATIONS AND INDEMNITY ..................   29
     9.1    Representations and warranties ..................................   29
     9.2    Indemnity .......................................................   30

10   MAJOR VENDORS' WARRANTIES, REPRESENTATIONS AND INDEMNITIES .............   30
     10.1   Major Vendor Qualifications .....................................   30
     10.2   Major Vendor Warranties .........................................   30
     10.3   Independent warranties ..........................................   30
     10.4   Disclosures .....................................................   31
     10.5   Meaning of "fairly and accurately disclosed" ....................   31
     10.6   Knowledge and belief ............................................   31
     10.7   Reliance ........................................................   31
     10.8   Indemnity .......................................................   31

11   LIMITATIONS OF LIABILITY ...............................................   32
     11.1   Notice of Claims ................................................   32
     11.2   Major Vendors not liable ........................................   32
     11.3   Time limit on Claim .............................................   32
     11.4   Limits on the amount of Claim ...................................   33
     11.5   Satisfaction of a Claim .........................................   33
     11.6   Disputes regarding Warranty Claims ..............................   33

12   ADJUSTMENT FOR TAX LIABILITY ...........................................   35
     12.1   Tax Claims ......................................................   35
     12.2   Reduction in Purchase Consideration .............................   35
     12.3   Obligations excluded ............................................   35
     12.4   Payments ........................................................   35
     12.5   Payment of interest .............................................   36
     12.6   Assessable income ...............................................   36
     12.7   Written notice of Tax Claim .....................................   36
     12.8   Refund by Purchaser .............................................   36
     12.9   Dispute resolution ..............................................   36
     12.10  Time ............................................................   37
     12.11  Limitations .....................................................   37

13   ACCESS TO RECORDS AFTER COMPLETION .....................................   37
     13.1   Vendors' access to Records ......................................   37
     13.2   Purchaser's access to records ...................................   37

14   PROTECTIVE COVENANTS ...................................................   38
     14.1   Restriction .....................................................   38
     14.2   Restricted Activities ...........................................   38
     14.3   Restriction Area ................................................   38
     14.4   Restriction Period ..............................................   38
     14.5   Effective Restriction Area and Restriction Period ...............   38
     14.6   Severability ....................................................   39
     14.7   Injunction ......................................................   39
     14.8   Survival ........................................................   39
     14.9   Exceptions ......................................................   39

15   CONFIDENTIALITY ........................................................   40
     15.1   Confidentiality .................................................   40
     15.2   Legal requirements ..............................................   40
     15.3   Permitted disclosure to officers and professional advisers ......   40
     15.4   Damages inadequate ..............................................   41
     15.5   After termination ...............................................   41

ARNOLD BLOCH LEIBLER                             SHARE SALE AGREEMENT - PAGE iii

     15.6   Confidentiality survives termination ............................   41

16   PUBLICITY ..............................................................   41
     16.1   No public announcements .........................................   41
     16.2   Joint statement .................................................   41

17   COSTS AND STAMP DUTY ...................................................   41
     17.1   Costs ...........................................................   41
     17.2   Stamp duty ......................................................   41

18   GST ....................................................................   42
     18.1   Definitions .....................................................   42
     18.2   GST on claims ...................................................   42

19   SURVIVAL OF REPRESENTATIONS AND INDEMNITIES ............................   42
     19.1   Representations and warranties ..................................   42
     19.2   Indemnities .....................................................   42

20   OBSERVER AND INFORMATION RIGHTS ........................................   42

21   NOTICES ................................................................   43
     21.1   Method ..........................................................   43
     21.2   Receipt .........................................................   43
     21.3   Notice to/from Vendors ..........................................   43
     21.4   Address of parties ..............................................   43

22   SUPERVENING LEGISLATION ................................................   44

23   GENERAL ................................................................   44
     23.1   Entire Agreement ................................................   44
     23.2   Paramountcy of agreement ........................................   44
     23.3   No merger .......................................................   44
     23.4   Attorneys .......................................................   44
     23.5   Amendment .......................................................   44
     23.6   Assignment ......................................................   44
     23.7   Severability ....................................................   44
     23.8   Waiver ..........................................................   44
     23.9   Rights, remedies additional .....................................   45
     23.10  Further assurances ..............................................   45
     23.11  Governing law ...................................................   45
     23.12  Jurisdiction ....................................................   45

     SCHEDULE 3 - WARRANTIES ................................................   46
     1      Vendor's Qualifications .........................................   46
     2      Corporate standing and authority ................................   46
     3      Financial Position ..............................................   47
     4      Financial Warranties ............................................   47
     5      Business ........................................................   47
     6      Records .........................................................   48
     7      Litigation ......................................................   48
     8      Insurance .......................................................   48
     9      Intellectual Property ...........................................   48
     10     Software ........................................................   49
     11     Plant and Equipment .............................................   49
     12     Business Premises and Property Leases ...........................   50
     13     Environment .....................................................   51
     14     Material Contracts ..............................................   51
     15     Suppliers and customers .........................................   52
     16     Litigation ......................................................   52
     17     Employees .......................................................   52

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE iv

18   Superannuation                                                             52
19   Information                                                                53
20   Tax and Duty                                                               53

ARNOLD BLOCH LEIBLER                               SHARE SALE AGREEMENT - PAGE v

THIS AGREEMENT is made on     March 2005

PARTIES

      Each party set out in schedule 1

      and

      CATUITY INC
      of Level 4, Ballarat House
      68-72 Wentworth Avenue, Surry Hills, NSW 2010
      (" PURCHASER")

BACKGROUND

A     The Shares comprise all of the issued share capital in the Company.

B The Vendors are the registered holders of all of the Shares. Each of the Vendors hold the number of Shares as set out in schedule 1 opposite their respective names in their capacity as described in Schedule 1.

C The Vendors have agreed to sell the Shares and the Purchaser has agreed to buy the Shares on the terms and conditions of this agreement.

AGREED TERMS

1     DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this agreement, unless the context requires otherwise:

      "1936 ACT " means the Income Tax Assessment Act 1936 (Cth).

      "1997 ACT " means the Income Tax Assessment Act 1997 (Cth).

      " 2005 BUSINESS PLAN" means the budget and business plan of the Company for the 2004/2005 fiscal year.

      "A&B OBSERVER" means any observer appointed by A&B Venture Fund Company Pty Ltd under clause 20.

      "ACCOUNTING STANDARDS" means:

      (a) the accounting standards from time to time approved under the law of the Australia;

      (b) the requirements of the law of Australia in relation to the preparation and content of the accounts; and

      (c) if and to the extent that any matter is not covered by the accounting standards means other relevant accounting standards and generally accepted accounting principles

ARNOLD BLOCH LEIBLER                               SHARE SALE AGREEMENT - PAGE 6
            applied from time to time in Australia for a company similar to the relevant Group Entity, except those principles and practices which are inconsistent with the standards or requirements referred to in paragraph (a) or (b).

      "ASIC" means the Australian Securities and Investment Commission.

      "ASSETS" means, in respect of each Group Entity, all of the assets used to conduct the Business.

      "ASSOCIATE" has the meaning given to that term by section 9 of the Corporations Act.

      "ASX" means Australian Stock Exchange Limited.

      "BUSINESS" means the business of providing loyalty and relationship marketing solutions conducted by the Group.

      "CAPITAL RAISING" means the creation, issue and allotment by the Purchaser of additional securities to raise funds of at least $5.6 million.

      "CLAIM" includes any allegation, debt, cause of action, Liability, claim, proceeding, suit or demand of any nature howsoever arising and whether present or future, fixed or unascertained, actual or contingent, whether at law, in equity, under statute or otherwise.

      "CLAIM AMOUNT" means the amount a person is required to pay in Tax to a Tax Authority as a result of any Tax Claim.

      "COMPANY" means Loyalty Magic Pty Ltd (ACN 075 350 239).

      "COMPLETION" means completion of the sale and purchase of the Shares in accordance with clause 6 and "COMPLETE" has a corresponding meaning.

      "COMPLETION DATE" means the date that is 2 Business Days' after the date on which the last of the Conditions is satisfied or waived or such later date as the Purchaser and the Majority Vendors agree.

      "COMPLETION PAYMENT" means the amount to be paid by the Purchaser to each Vendor and to each Optionholder on Completion as listed opposite the name of each Vendor or Optionholder as the case may be in the second column in part 1 of Schedule 1 (as those amounts may be adjusted in accordance with Condition 7 of clause 2.1 and clause 8 of this agreement).

      "COMPLETION SECURITIES" means the number of fully paid ordinary shares in the Purchaser to be issued by the Purchaser in partial satisfaction of the Purchase Consideration as set out in the fourth column in part 1 of
      Schedule 1 (as that number of fully paid ordinary shares may be adjusted in accordance with Condition 7 of clause 2.1, clause 5 and/ or clause 8 of this agreement.

      "CONDITIONS" has the meaning given to that term in clause 2.1.

      "CONFIDENTIALITY AGREEMENTS" means the confidentiality agreements between each Employee and the Purchaser.

      "CONFIDENTIAL INFORMATION" means all trade secrets, concepts, ideas, know-how, processes, technology, techniques, research, data, plans, materials, financial, marketing and technical information, product development and other information, regardless of its form, relating to a Group Entity or its affairs or the Business which is proprietary or confidential in nature or which is treated by a Group Entity as confidential except information that is in the public domain, otherwise

ARNOLD BLOCH LEIBLER                               SHARE SALE AGREEMENT - PAGE 7
      than through a breach of confidentiality by the Group Entity or any person to whom the Group Entity disclosed the information.

      "CONSIDERATION SECURITIES" means the number of fully paid ordinary shares in the Purchaser to be issued by the Purchaser in partial satisfaction of the Purchase Consideration as set out in part 1 of Schedule 1, being the aggregate of the Completion Securities and the aggregate of the Hold Back Securities.

      "CONSOLIDATED GROUP" has the same meaning ascribed to that term in section 995-1 of the 1997 Act.

      "CONTROL" means the possession directly or indirectly of the power, whether or not having statutory, legal or equitable force, and whether or not based on statutory, legal or equitable rights, directly or indirectly to control the membership of the controlling body of the relevant entity or to otherwise directly or indirectly direct or influence the direction of the management and policies of the relevant entity whether by means of trust, agreements, arrangements, understandings, practices, the ownership of Securities of the relevant entity or otherwise.

      "CONTRACT" means every binding agreement and arrangement entered into by a Group Entity.

      "CORPORATIONS ACT" means the Corporations Act 2001 (Cth).

      "DEPOSITHOLDER" means Computershare Investor Services Pty Ltd or such other reputable share registrar or a reputable investment bank nominated by the Purchaser.

      "EMPLOYEES" means each of the existing employees of the Company as set out in Schedule 5.

      "EMPLOYMENT CONTRACTS" means the current employment contracts between the Employees and the Company.

      "ENCUMBRANCE" means an interest or power:

      (a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

      (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

      by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and any interest, right or power arising from any option, equity, preferential interest, adverse interest or third party claim or right of any kind and whether existing or agreed to be granted or created.

      "END DATE" means 30 June 2005.

      "ESCROW AGREEMENTS" means each agreement entered into between the Major Vendors and the Purchaser dated on or about the date of this Agreement.

      "ESCROW PERIOD" means a period of 6 months from the date of Completion.

      "EQUITY SECURITIES" means shares, preference shares, options, convertible notes, warrants or other securities or instruments convertible or exercisable into shares or other securities in the Purchaser.

      "EXPERT" means an independent accountant appointed by the Vendors and the Purchaser, or if they do not agree on the person to be appointed within 5 days of one party requesting the

ARNOLD BLOCH LEIBLER                               SHARE SALE AGREEMENT - PAGE 8
      appointment, an independent accountant appointed by the President for the time being of the Australian Institute of Chartered Accountants (Victoria branch) at the request of any of the Vendors or the Purchaser.

      "FINANCIAL INDEBTEDNESS" means any debt or other monetary liability (whether actual or contingent) in respect of moneys borrowed or raised or any financial accommodation whatsoever and irrespective of whether the debt is owned or incurred by a person alone or severally or jointly or both with any other person.

      "GOVERNMENT AGENCY" means:

      (a)   a government or government department;

      (b) a governmental, semi-governmental, regulatory or judicial entity or government agency; or

      (c) a person (whether autonomous or not) who is charged with the administration of a law.

      "GROUP" means, from time to time, the group of companies and trusts comprising the Group Entities.

      "GROUP ENTITY" means any of the Company and any:

      (a) company the shares of which is wholly owned by the Company or ultimately wholly beneficially owned by the Company from time to time;

      (b) unit trust the units of which is wholly owned by the Company or ultimately wholly beneficially owned by the Company (and, where relevant, a reference to such unit trust includes a reference to the trustee of that trust) from time to time, and "GROUP ENTITIES" means all of them.

      "HOLD BACK AMOUNT" means the amount to be paid by the Purchaser to the Depositholder in accordance with Clause 5.3 as listed opposite the name of each Vendor in the third column in Schedule 1.

      "HOLD BACK PERCENTAGE" in respect of a Major Vendor means the percentage that the number of Hold Back Securities listed opposite the name of that Major Vendor in the fifth column in Schedule 1 bears to the aggregate of the total number of Completion Securities and Hold Back Securities listed opposite the name of that Major Vendor in the fourth and fifth columns in
      Schedule 1.

      "HOLD BACK SECURITIES" means the number of fully paid ordinary shares in the Purchaser to be issued by the Purchaser in partial satisfaction of the Purchase Consideration as listed opposite the name of each Vendor and each applicable Optionholder in the fifth column in Schedule 1 (if any) that are actually issued to each Vendor or Optionholder and released from holdback in accordance with Clause 5.4.

      "HEAD COMPANY" has the same meaning as is ascribed that term in section 995-1 of the 1997 Act.

      "IMMEDIATELY AVAILABLE FUNDS" has the meaning given to that term in clause 1.3(a).

      "INSOLVENCY EVENT" means the occurrence of any of the following events in relation to any person:

      (a) the person becomes insolvent as defined in the Corporations Act, states that it is insolvent or is presumed to be insolvent under an applicable law;

ARNOLD BLOCH LEIBLER                               SHARE SALE AGREEMENT - PAGE 9

      (b)   the person is wound up, dissolved or declared bankrupt;

      (c) the person becomes an insolvent under administration as defined in the Corporations Act;

      (d) a liquidator, provisional liquidator, controller, receiver, receiver and manager (or any one else who is in possession or has control of the person's property to enforce an Encumbrance) administrator, trustee for creditors, trustee in bankruptcy or other similar person is appointed to, or takes possession or control of, any or all of the person's assets or undertaking;

      (e)   the person enters into or becomes subject to:

            (i) any arrangement or composition with one or more of its creditors or any assignment for the benefit of one or more of its creditors; or

            (ii) any re-organisation (other than solvent reconstructions or re-organisations), moratorium, deed of company arrangement or other administration involving one or more of its creditors;

      (f) an application or order is made (and, in the case of an application, it is not stayed, withdrawn or dismissed within 30 days), resolution passed, proposal put forward, or any other action taken which is preparatory to or could result in any of (b), (c), (d) or (e) above;

      (g) the person is taken, under section 459F(1) of the Corporations Act, to have failed to comply with a statutory demand;

      (h) the person suspends payment of its debts, ceases or threatens to cease to carry on all or a material part of its business or becomes unable to pays its debts when they fall due; or

      (i) anything occurs under the law of any jurisdiction which has a substantially similar effect to any of the other paragraphs of this definition.

      "INTELLECTUAL PROPERTY RIGHTS" means:

      (a) any patents, utility models, copyrights, registered and unregistered trade marks or service marks, trade names, brand names, business names, indications of source or appellations of origin, eligible layout rights, plant variety rights, registered designs and commercial names and designations;

      (b) any invention, discovery, trade secret, know-how, computer software and confidential, scientific, technical and product information;

      (c) any other rights resulting from intellectual activity in the industrial, scientific, literary and artistic fields whether industrial, commercial, agricultural or extractive and whether dealing with manufactured or natural products; and

      (d) any letters patent, deed of grant, certificate or document of title for any thing referred to in paragraphs (a), (b), or (c) and any medium in which a thing referred to in those paragraphs is stored or embodied.

      "KEY EMPLOYMENT CONTRACT" means the employment contract between the Purchaser and Chris Leach.

      "LAST ACCOUNTS" means the balance sheet and profit and loss statement of the Company for the period ending 31 January 2005 prepared in accordance with Accounting Standards which is annexed as Schedule 4.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 10

      "LIABILITY" includes all liabilities (whether actual, contingent or prospective), losses, damages, costs and expenses of whatsoever nature or description irrespective of when the acts, events or things giving rise to the liability occurred.

      "LOSS" includes any damage, loss, cost, Claim, Liability or expense (including legal costs and expenses).

      "MAJOR VENDORS" means A&B Venture Fund Company Pty Ltd as trustee of the Allen & Buckeridge II Trust, Judith Course as trustee of the Course Family Trust, Warren Voss as trustee of the Bernadene Hug Family Trust and Antony Course, Bernadene Hug and Chris Leach (who are regarded as Vendors for the purpose of this definition), Warana Grange Pty Ltd and Navon Pty Ltd as trustee of the Shemesh Trust.

      "MAJORITY VENDORS" means such of the Major Vendors who between them hold more than 50% of the Shares held by all Major Vendors. The options held by Chris Leach will be counted as Shares for the purpose of this definition.

      "MATERIAL ADVERSE CHANGE" means any one or more changes, effects, events, occurrences, state of facts or developments that resulted in, or could reasonably be expected to result in, an adverse change of more than 10% of net assets, occurring between the date of this agreement and the Completion Date.

      "OPTION PLAN" means the employee share option plan entered into by the Company and in force on 1 January 2005.

      "OPTIONHOLDER" mean a holder of employee options over ordinary shares issued under and in accordance with the Option Plan and Michelle Benson in respect of the amount of the Purchase Consideration that the Vendors have agreed to pay to her (as detailed in Schedule 1) in consideration for her services to the Company prior to the date of this Agreement.

      "PROTECTED VENDORS" means:

      (a)   A&B Venture Fund Company Pty Ltd;

      (b) Chris Leach (who is regarded as a Vendor for the purpose of this definition); and

      (c) each other Major Vendor listed on the list of Major Vendors that is provided to the Purchaser prior to Completion pursuant to clause 5.6 who is accepted by the Purchaser.

      "PURCHASE CONSIDERATION" means the purchase price payable and the Consideration Securities to be issued as consideration for the sale of the Shares as specified in clause 4.1.

      "PURCHASER'S GROUP ENTITY" means any of the Purchaser and any:

      (a) company the shares of which is wholly owned by the Purchaser or ultimately wholly beneficially owned by the Purchaser from time to time;

      (b) unit trust the units of which is wholly owned by the Purchaser or ultimately wholly beneficially owned by the Purchaser (and, where relevant, a reference to such unit trust includes a reference to the trustee of that trust) from time to time, and PURCHASER'S GROUP ENTITIES means all of them.

      "RECORDS" means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents, data and other material of or relating to or used in connection with a Group Entity or the Business including:

      (a) minute books, records of meetings or resolutions of shareholders and directors, statutory books and registers, books of account, journals, copies of tax returns, assessments,

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 11
            notices and all other such records required by law to be kept by a Group Entity, tax advice provided and tax position papers;

      (b) all financial statements, books of accounts, accounts, trading and financial records, title documents, records with respect to employees and superannuation entitlements of employees, leases, Contracts, agreements and insurance policies;

      (c) sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, sound tracks and associated material);

      (d) all sales and purchasing records, technical and business records, databases, lists of all regular suppliers and customers and customer and supplier files and correspondence; and

      (e) all other records, data, documents and papers relating to the Business, its Assets and operations and liabilities of the Group Entity kept by or for it.

      "REGULATORY APPROVALS" means:

      (a) any consent, authorisation, registration, filing, lodgement, permit, franchise, agreement, notarisation, certificate, permission, licence, approval, direction, declaration, authority, ruling or exemption from, by or with a Government Agency; or

      (b) in relation to anything that would be fully or partly prohibited or restricted by law if a Government Agency intervened or acted in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action, as may be necessary to satisfy the condition precedent in condition 2 in clause 2.1.

      "RELATED BODY CORPORATE" has the meaning given to that term in section 9 of the Corporations Act.

      "RELATED DIRECTOR" means, in relation to a Vendor that is a company or corporate trustee, each person who is or in the last six months has been a director of that Vendor.

      "RELATED ENTITY" has the meaning given to that term in the Corporations
      Act.

      "RESPECTIVE VENDOR LIABILITY" means each Major Vendor's respective proportional liability to any Claims made by the Purchaser against the Major Vendors under this agreement which is an amount equivalent to the relevant Major Vendor's proportion of the Purchase Consideration provided to all Major Vendors (including, for the avoidance of doubt, Chris Leach), which for convenience is set out opposite the name of each Major Vendor as a percentage in the ninth column of Schedule 1 of this agreement. Chris Leach's Respective Vendor Liability is to be calculated as though he had exercised his options and had been paid in the same manner as the Vendors. Each Major Vendors' liability is subject to the maximum cap and other limitations set out in clause 11.

      "RESTRICTED ACTIVITIES" has the meaning given to that term in clause 14.2.

      "RESTRICTION AREA" has the meaning given to that term in clause 14.3.

      "RESTRICTION PERIOD" has the meaning given to that term in clause 14.4.

      "RETIRING OFFICERS" means each person named in Schedule 2.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 12

      "REQUIRED APPROVALS" means each of the following as may be required:

      (a) an ordinary resolution of the Purchaser's members to approve the issue of the Consideration Securities to the Vendors pursuant to the terms of this agreement;

      (b) approvals by necessary legal, securities and regulatory authorities in the United States, Australia and other jurisdictions, as necessary;

      (c) approval by shareholders of the Purchaser of the acquisition of the Company and the Capital Raising including without limitation:

            (i)   a shareholder resolution in accordance with ASX listing rule
                  7.1 in connection with the issue of more than 15% of the share capital of the Purchaser in a 12 month period;

            (ii)  a shareholder resolution in accordance with ASX listing rule
                  11.1 in connection with a significant change in the scale of the activities of the Purchaser.

      "SEC" means the Securities and Exchange Commission.

      "SECURITIES" means shares, debentures, stocks, bonds, notes, interests, units, warranty, options, derivative instruments or any other securities.

      "SHARES" means all of the shares in the capital of the Company and, in respect of each Vendor, means the shares in the capital of the Company held by that Vendor on the Completion Date.

      "SOFTWARE" means the software described in Part B of Schedule 6.

      "TAX" means any present or future tax, levy, impost, deduction, charge, duty, compulsory loan or withholding of whatever kind and whether direct or indirect, including but not limited to income tax, capital gains tax, recoupment tax, land tax, sales tax, goods and services tax, payroll tax, tax instalment deduction, fringe benefits tax, group tax, profit tax, interest tax, property tax, undistributed profits tax, withholding tax, municipal rates, stamp duty, import duty (and any related interest, penalty, fine or expense in connection with any of them) levied or imposed by any Tax Authority, whether accruing before or after Completion.

      "TAX AUTHORITY" means the Australian Taxation Office or any Australian state authority responsible for Tax, wherever situated.

      "TAX CLAIM" means an assessment (including a Tax return deemed to be an assessment), notice, demand or other document issued or action taken by or on behalf of a Tax Authority, whether before or after the date of this agreement, as a result of which the Company is liable to make a payment for Tax or is deprived of any Tax credit, rebate, refund, relief, allowance, deduction, or loss carried forward subject to the time limit on any claim as described in Section 10.3 (ii).

      "TAX PROVISION" means at any time, the sum of:

      (a)   the provision for current Tax; and

      (b)   the deferred tax provision,

      each as stated in the Last Accounts.

      "VENDOR" means each person named as a vendor in Schedule 1. For the purposes of Clauses 5.1 and 5.2, each of Chris Leach, Bernadene Hug and Michelle Benson will also be deemed to be a Vendor.

      "VENDOR QUALIFICATIONS" means the warranties provided in part A of schedule 3.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 13

      " WARRANTIES" means the Major Vendors' warranties set out in schedule 3 excluding the Vendor Qualifications.

1.2   WORDS AND EXPRESSIONS

      In this agreement, unless the context requires otherwise:

      (a)   the singular includes the plural and vice versa;

      (b)   words denoting any gender include all genders;

      (c) where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

      (d) a reference to a party, clause, paragraph, schedule or annexure is a reference to a party, clause, paragraph, schedule or annexure to or of this agreement;

      (e)   a reference to this agreement includes any schedules or annexures;

      (f) the background or recitals to this agreement are adopted as and form part of this agreement;

      (g) a reference to any document or agreement includes a reference to that document or agreement as amended, novated, supplemented, varied or replaced from time to time;

      (h) a reference to "$", "A$" or "dollar" is a reference to Australian currency;

      (i) a reference to a time is a reference to Australian Eastern Standard Time;

      (j) a reference to a party includes its executors, administrators, successors, substitutes (including persons taking by novation) and permitted assigns;

      (k) a reference to writing includes any method of representing words, figures or symbols in a permanent and visible form;

      (l) words and expressions denoting natural persons include bodies corporate, partnerships, associations, firms, governments and governmental authorities and agencies and vice versa;

      (m) a reference to any legislation or to any provision of any legislation includes:

            (i)   any modification or re-enactment of the legislation;

            (ii) any legislative provision substituted for, and all legislation, statutory instruments and regulations issued under, the legislation or provision; and

            (iii) where relevant, corresponding legislation in any State or
                  Territory of Australia or the United States of America;

      (n) no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this agreement or any part of it; and

      (o) the words "including", "for example", "such as" or other similar expressions (in any form) are not words of limitation.

1.3   OTHER RULES OF INTERPRETATION

      In this agreement, unless expressly provided otherwise:

      (a) (METHOD OF PAYMENT) any payment of money by one party to another will be made in Australian currency in cash, by bank cheque or by credit of cleared funds to a bank account specified by the recipient (" IMMEDIATELY AVAILABLE FUNDS");

      (b) (CLAIM PAYMENTS IN WHOLE) all payments required to be made by the Major Vendors or the Depositholder under this agreement must be made in accordance with any award made by an Arbitrator under clause 11.5(a) without set-off or counter claim;

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 14

      (c) (HEADINGS) headings are for convenience and do not affect interpretation;

      (d)   (BUSINESS DAYS) if:

            (i) the day on or by which any act, matter or thing is to be done is a day other than a Business Day, the act, matter or thing will be done on the next Business Day; and

            (ii) any money falls due for payment on a date other than a Business Day, that money will be paid on the next Business Day (without interest or any other amount being payable in respect of the intervening period);

      (e) (INCONSISTENCY WITHIN AGREEMENT) if a clause of this agreement is inconsistent with a schedule or annexure of this agreement, the clause prevails to the extent of the inconsistency;

      (f) (MATERIALITY THRESHOLD) without limitation, any Claim that is made in respect of an amount in excess of the minimum amount specified in clause 11.4(a)(ii) will be deemed to be material.

2     CONDITIONS

2.1   CONDITIONS

      The obligations of each party to complete the sale and purchase of the Shares under this agreement is subject to the satisfaction of each of the following conditions:

 NO.                  CONDITION                         PARTY ENTITLED TO THE BENEFIT
----  -----------------------------------------------   ------------------------------
1     (REQUIRED APPROVALS) the passing of the           Majority Vendors and Purchaser
      Required Approvals.

2     (REGULATORY APPROVALS) All Regulatory             Majority Vendors and Purchaser
      Approvals required to implement the
      transaction contemplated by this agreement
      are granted or obtained.

3     (LISTING) As at the Completion Date, the          Majority Vendors and Purchaser
      Purchaser's main class of securities are
      quoted on the NASDAQ & ASX.

4     (COMPANY DUE DILIGENCE) Completion of             Purchaser
      business, operational and financial due
      diligence of the Company by the Purchaser
      and the Purchaser is satisfied that no Material
      Adverse Change has occurred since the date
      of this agreement.

5     (PURCHASER DUE DILIGENCE) Completion of           Vendors
      business, operational and financial due
      diligence of the Purchaser by the Vendors
      and the Vendors are satisfied that no Material
      Adverse Change has occurred since the date
      of this agreement.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 15

 NO.                  CONDITION                         PARTY ENTITLED TO THE BENEFIT
----  -----------------------------------------------   ------------------------------
6     (LEGAL DUE DILIGENCE) Completion of the           Purchaser
      legal due diligence of the Company by the
      Purchaser and the Purchaser is satisfied that
      no Material Adverse Change has occurred
      since the date of this agreement.

7     (BALANCE SHEET) The Vendors written               Purchaser
      confirmation of the cash and cash equivalents
      (as determined under the Accounting
      Standards and in the manner specified in
      Clause 8.2) on the balance sheet of the
      Company as at the Completion Date. Any
      shortfall below $300,000 can be deducted
      from the Purchase Consideration payable to
      each Vendor (proportionately from the
      Completion Payment and the Completion
      Securities).

8     (INTELLECTUAL PROPERTY) The Major Vendors         Purchaser
      providing written confirmation by executing
      this agreement that the Company's
      Intellectual Property Rights listed in
      Schedule 6 are not subject to any third party
      ownership claims, are not subject to third
      party infringement claims and completion of a
      technical and product audit.

9     (KEY EMPLOYMENT CONTRACT) Execution of            Purchaser
      the Key Employment Contract.

10    (ESCROW AGREEMENTS) Execution of the              Purchaser
      Escrow Agreements.

11    (MATERIAL CONTRACTS) Review of the Material       Purchaser
      Contracts is completed and the Purchaser is
      satisfied that if any of the Material Contracts
      are capable of being terminated by any other
      party to those Material Contracts as a
      consequence of the change in control of the
      Company that, the Vendors have obtained the
      consent of those parties to the sale by the
      Vendors of the Shares to the Purchaser.

12    (CONFIDENTIALITY AGREEMENTS) Execution of         Purchaser
      the Confidentiality Agreements.

13    (CAPITAL RAISING) Successful closing of the       Majority Vendors and Purchaser
      Capital Raising.

14    (DEPOSIT AGREEMENT) Execution of an               Majority Vendors and Purchaser
      agreement with the Depositholder.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 16

 NO.                  CONDITION                         PARTY ENTITLED TO THE BENEFIT
----  -----------------------------------------------   ------------------------------
15    (KEY EMPLOYMENT CONTRACT) Execution of            Majority Vendors and Purchaser
      the Key Employment Contract.

16    (REPRESENTATIONS AND WARRANTIES) Any of           Purchaser
      the Warranties is not true and correct in all
      material respects at the date that it is made,
      unless the Purchaser has accepted a written
      notification from the Major Vendors regarding
      that Warranty.

2.2   REASONABLE ENDEAVOURS

      The parties agree to use all reasonable endeavours to ensure that the Conditions are satisfied by the End Date.

2.3   WAIVER OF CONDITIONS

      A Condition may only be waived in writing by each party entitled to the benefit of that Condition and the waiver will only be effective to the extent specifically set out in that waiver.

2.4   NON-SATISFACTION

      If any of the conditions under clause 2.1 is not satisfied by the End Date, then at the option of a party entitled to the benefit under the condition precedent, this agreement may be terminated with immediate effect by giving written notice to the other parties. In the case of a condition to the benefit of the Vendors, only Majority Vendors may terminate. For the avoidance of doubt, if this Agreement is terminated pursuant to this clause 2.4, none of the parties have any liability to any other party.

2.5   NOTICE OF SATISFACTION

      Each party must notify the other parties in writing as soon as practicable after it becomes aware that any Condition is satisfied or that any Condition is incapable of being satisfied.

3     SALE AND PURCHASE OF SHARES

3.1   SALE AND PURCHASE

      (a) Subject to clause 2, on the Completion Date each Vendor will sell the Shares set out opposite the name of that Vendor in schedule 1 to the Purchaser and the Purchaser will buy those Shares for the Purchase Consideration on and subject to the terms and conditions of this agreement.

      (b) The Vendors will do all things necessary to ensure the transfer of the legal and beneficial title of the Shares to the Purchaser on the terms and conditions of this agreement.

3.2   FREE FROM ENCUMBRANCES

      The Shares must be transferred to the Purchaser under clause 3.1 on and from Completion free from all Encumbrances (but excluding any Encumbrance created by or on behalf of the Purchaser) and with all rights, including dividend rights, attached or accruing to them.

3.3   TITLE AND PROPERTY

      Title to and risk in the Shares passes to the Purchaser on Completion. Until Completion, the Vendors remain the owners of and bear all risk in connection with the Shares.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 17

3.4   WAIVER

      By executing this agreement, each Vendor waives any pre-emptive rights they may have in respect of the sale or transfer of the Shares, including, without limitation, under the constitution or shareholders agreement of the Company.

3.5   EMPLOYEE OPTIONS

      The Optionholders are as set out in part 2 of Schedule 1. In accordance with the terms of the Option Plan of the Company, the board of the Company has resolved that all the options on issue over ordinary shares which are not exercised prior to the date of this agreement will be cancelled in exchange for the difference between the amount of cash consideration payable for each Share in the Company and the exercise price of the relevant options. For this purpose, on the Completion Date, the Purchaser on behalf of the Company must pay to each of the Optionholders an amount being the difference between the amount of cash consideration payable for each Share in the Company and the exercise price of the relevant options. All Optionholders other than Chris Leach will be paid in cash only. The consideration payable to Chris Leach will be apportioned between the Completion Payments and Completion Securities as set out in Schedule 1. If any Optionholder exercises any of his options prior to the date on which they are due to be cancelled, the parties will make such adjustments between them to ensure that the Optionholder is treated as a Vendor for the purposes of this Agreement and the Purchase Consideration shall be reapportioned amongst all of the Vendors (including the Optionholder) and
      Schedule 1 shall be amended accordingly.

4     PURCHASE CONSIDERATION

4.1   PURCHASE CONSIDERATION

      The Purchase Consideration for the Shares is:

      (a) $3,600,000 less any amount that is deducted pursuant to Condition 7 in clause 2.1 plus any additional amount calculated in accordance with clause 8; and

      (b) the issue by the Purchaser of the Consideration Securities less any number of Consideration Securities deducted pursuant to Condition 7 in clause 2.1 plus any additional Consideration Securities issued in accordance with clause 5.2 or clause 8.

            For illustrative purposes, assuming a price of $5.10 for each of the Consideration Securities, the Purchaser is issuing $1,900,000 worth of Consideration Securities. The aggregate value and number of the Consideration Securities may be reduced pursuant to Condition 7 of clause 2.1. Likewise, the number of Consideration Securities may be increased pursuant to clause 5.2 or clause 8.

4.2   APPORTIONMENT OF PURCHASE CONSIDERATION

      (a) The Purchase Consideration will be apportioned between the Vendors and the Optionholders in the proportions set out in Schedule 1. Each of the Vendors and the Optionholders unequivocally and irrevocably agrees to the apportionment set out in Schedule 1 and confirms to the Purchaser that this apportionment accurately reflects the arrangements between them (including, without limitation, the rights of each person to whom an option has been granted by the Company and the rights of Chris Leach, Bernadene Hug and Michelle Benson under an incentive arrangement agreed between the Vendors, the Company and each of them).

      (b) If there is an adjustment to the Purchase Consideration as a result of Condition 7 in clause 2.1 or clause 8:

            (i) each Vendors' Completion Payment and Completion Securities (as applicable) will proportionately adjusted to reflect the adjusted Purchase Consideration; and

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 18

            (ii) the details set out in Schedule 1 of this agreement are deemed to be varied automatically (without the need for any action on the part of any party) to reflect the adjustment.

5     PROVISION OF THE PURCHASE CONSIDERATION

5.1   SATISFACTION OF PURCHASE CONSIDERATION

      As has been agreed with each Vendor and set out in Schedule 1, the Purchase Consideration will be satisfied on Completion:

      (a) in respect of each Vendor who has elected to receive its consideration in cash, by the payment by the Purchaser to that Vendor of the Completion Payment set out opposite the name of that Vendor in Schedule 1 with the applicable Hold Back Amount to be held by the Depositholder in accordance with this agreement; or

      (b) in respect of each Vendor who has elected to receive its consideration in part in cash and in part by the issue of Consideration Securities, in part by the payment by the Purchaser to that Vendor of the Completion Payment set out opposite the name of that Vendor in Schedule 1 and in part by the Purchaser issuing or procuring the issue to that Vendor of the number of Completion Securities set out opposite the name of that Vendor in Schedule 1 with the applicable Hold Back Amount and Hold Back Securities to be held by the Depositholder in accordance with this agreement;

      (c) in respect of each Vendor who has elected to receive its consideration solely by the issue of Consideration Securities, by the issue by the Purchaser to that Vendor of the number of Completion Securities set out opposite the name of that Vendor in
            Schedule 1 with the applicable Hold Back Securities to be held by the Depositholder in accordance with this agreement;

      (d) in respect of each Optionholder other than Chris Leach, by the payment by the Purchaser to that Optionholder of the Completion Payment set out opposite the name of that Optionholder in
            Schedule 1;

      (e) in respect of Chris Leach, in part by the payment by the Purchaser to that Optionholder of the Completion Payment set out opposite the name of that Optionholder in Schedule 1 and in part by the Purchaser issuing or procuring the issue to that Optionholder of the number of Completion Securities set out opposite the name of that Optionholder in Schedule 1 with the applicable Hold Back Amount and Hold Back Securities to be held by the Depositholder in accordance with this agreement.

      If applicable, after Completion, the Purchase Consideration will be satisfied by the issue of such additional Completion Securities calculated in accordance with clause 5.2 of this agreement with additional Hold Back Securities (if any) to be held by the Depositholder in accordance with clause 5.4 of this agreement.

5.2   ADJUSTMENT OF CONSIDERATION SECURITIES

      (a) Subject to clauses 5.2(c), and (e), for the period from the date of this agreement until 6 months from Completion Date and including the Capital Raising, if the Purchaser issues or agrees to issue additional ordinary shares in itself unattached to any other Equity Securities in itself and the effective issue price for those ordinary shares is less than A$5.10, the Purchaser agrees to immediately issue to the Vendors who received Consideration Securities (in whole or as a portion of the Purchase Consideration for their Shares) such number of additional ordinary shares in the Purchaser calculated as follows:

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 19

                (NP)
            S = ----- x (NCS) - NCS
                (LIP)

            where:

            S is the number of further shares to be issued to that Vendor;

            LIP is the lower issue price of the ordinary shares issued by the Purchaser during the Escrow Period;

            NCS is the number of Consideration Securities set out opposite the name of that Vendor in Schedule 1 (as may be adjusted by previous application of this clause).

            NP is A$5.10 or such lower price at which ordinary shares may previously have been issued by the Purchaser during the Escrow Period and in respect of which issue this clause 5.2 was previously applied.

      (b) Subject to clauses 5.2(b)(ii), and (e), for the period from the date of this agreement until 6 months from the Completion Date and including the Capital Raising, if the Purchaser issues or agrees to issue additional ordinary shares in itself ("Additional Shares") attached to any other Equity Securities in itself and the effective issue price for the acquisition of a minimum parcel of those Additional Shares and Equity Securities is less than A$5.10, the Purchaser agrees to immediately issue to the Vendors who received Consideration Securities (in whole or as a portion of the Purchase Consideration for their Shares):

            (i) such number of additional ordinary shares in the Purchaser calculated as follows:

                      (NP)
                  S = ----- x (NCS) - NCS
                      (LIP)

where:

                  S is the number of further ordinary shares to be issued to that Vendor;

                  LIP is the lower effective issue price of each ordinary share in the parcel of ordinary shares and Equity Securities that are issued by the Purchaser during the Escrow Period;

                  NCS is the number of Consideration Securities set out opposite the name of that Vendor in Schedule 1 (as may be adjusted by previous application of this clause).

                  NP is A$5.10 or such lower price at which ordinary shares may previously have been issued by the Purchaser during the Escrow Period and in respect of which issue this clause 5.2 was previously applied.

            (ii)  such number of Equity Securities calculated as follows:

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 20

                  ES = CS x AS

                  where:

                  ES is the number of Equity Securities to be issued to that Vendor.

                  S is the number of Consideration Securities that will be held by that that Vendor after the further issue of ordinary shares under clause 5.2(b)(i).

                  AS is the number of Equity Securities attached to each Additional Share in a minimum parcel of those Additional Shares and Equity Securities to be issued by the Purchaser.

      (c) In any particular circumstances, the Major Vendors by unanimous decision may waive or agree to vary the operation of the provisions of clause 5.2(a) or 5.2(b) (as applicable).

      (d) For the avoidance of doubt, no Vendor will be required to pay any additional amount for the issue to it of any Additional Shares or Equity Securities pursuant to clause 5.2(b) unless the amount payable by a third party to acquire a minimum parcel of Additional Shares and attached Equity Securities exceeds A$5.90. If the amount payable by a third party to acquire a minimum parcel of Additional Shares and attached Equity Securities exceeds A$5.90, the Vendor is entitled to such whole number of Additional Shares and thereafter such whole number of Equity Securities that are able to be acquired for an amount not exceeding A$5.90. The relevant Vendor may also elect to pay the difference between A$5.90 and the higher actual third party subscription price above A$5.90 in order to receive all of the Additional Shares and attached Equity Securities in the parcel offered to the third parties.

      (e) If any additional ordinary shares or Equity Securities are to be issued by the Purchaser to a Major Vendor pursuant to clauses 5.2(a) or (b), the Hold Back Percentage of those additional ordinary shares will be held back by the Depositholder in accordance with clause 5.4 of this agreement.

5.3   HOLD BACK AMOUNTS

      (a) The Major Vendors and the Purchaser will jointly instruct the Depositholder to hold the Hold Back Amounts in an interest bearing account in the names of the Major Vendors and the Purchaser and to pay the aggregate Hold Back Amount together with accrued interest on the date that is six months after the Completion Date unless the Purchaser has given notice of a Claim pursuant to clause 11.1.

      (b) If the Purchaser has given notice of a Claim pursuant to clause 11.1, the Hold Back Amounts will be paid in accordance with any agreement reached by the Purchaser and the Major Vendors who, but for the Claim, would have been entitled to that Hold Back Amount and otherwise in accordance with the decision of any Mediator or Arbitrator appointed pursuant to clause 11.6.

      (c) Interest on the Hold Back Amounts (or any portion of the Hold Back Amounts) must be paid to whichever of the Purchaser or the Major Vendors is entitled to the Hold Back Amounts (or that portion of those Hold Back Amounts) under this clause 5.3.

      (d) The party who is entitled to the Hold Back Amount bears the risk of losing the Hold Back Amount if the Depositholder defaults in paying the Hold Back Amount to that party when required to do so under the terms of the joint instructions given to the Depositholder by the Major Vendors and the Purchaser.

5.4   HOLD BACK SECURITIES

      If the Purchaser has given notice of a Claim pursuant to clause 11.1, the Hold Back Securities will be delivered to the Vendors or the required number of Hold Back Securities will be returned to the Purchaser in accordance with any agreement reached by the Purchaser and the Major Vendors

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 21
      who, but for the Claim, would have been entitled to be issued the Hold Back Securities and otherwise in accordance with the decision of any Mediator or Arbitrator appointed pursuant to clause 11.6.

5.5   RELEASE OF HOLD BACK SECURITIES AND PAYMENT OF HOLD BACK AMOUNTS

      Any release of Hold Back Securities pursuant to clause 5.4 or payment of the Hold Back Amounts pursuant to clause 5.3 will be done in accordance with clause 11.5.

5.6   DOWNSIDE PROTECTION

      (a) Prior to Completion A&B Venture Fund Company Pty Ltd shall deliver to the Purchaser a list of the Protected Vendors and the number of Consideration Securities (including the share certificate number or other identifying number) held by each such Protected Vendor to which the succeeding provisions of this clause 5.6 applies ("Protected Securities"). The number of Protected Securities referred to on the list must not exceed 150,000. Upon any additional ordinary shares or Equity Securities being issued by the Purchaser pursuant to clauses 5.2(a) or (b), the number of Protected Securities shall be recalculated accordingly and the Major Vendors shall deliver to the Purchaser a revised list specifying the revised number of Protected Securities (including the share certificate number or other identifying number) held by each Protected Vendor, which revised numbers shall be in the same proportions as the numbers specified on the original list.

      (b) If the Purchaser is able to arrange or approves a placement, the number of Protected Securities will be reduced as follows:

                          DV
            NCS = ( 1 - ------- ) x OCS
                          BV
            where:

            NCS is the revised number of Protected Securities;

            DV is the aggregate amount (in Australian Dollars) payable by a purchaser of the Consideration Securities under the placement;

            BV is A$775,000 (as that amount may have been reduced by the amount payable by a purchaser of Consideration Securities under any prior placement to which this clause applied;

            OCS is the number of Protected Securities prior to the placement, being as the date of this Agreement, 150,000.

            For the avoidance of doubt, this clause 5.6 will cease to apply once the revised number of Protected Securities is reduced to zero.

      (c) The succeeding provisions of this clause 5.6 will apply if at the close of trading on NASDAQ on the last business day immediately before the day that is 6 months from the Completion Date ("Protection Date") the weighted average share price (as converted into Australian Dollars in the manner specified in paragraph 5.6(g)) of the ordinary shares in the Purchaser traded on NASDAQ for the 20 trading days immediately preceding and ending on (and including) the Protection Date is less than A$5.10 or such lower price at which ordinary shares may previously have been issued by the Purchaser during the Escrow Period and in respect of which issue clause 5.2 was previously applied.

      (d) Subject to the succeeding provisions of this clause 5.6, within 14 days of the date that is the first anniversary of the Completion Date (or if later, the date that is six months after the relevant Protected Securities are released from any further escrow imposed by the ASX or NASDAQ) each Protected Vendor may request the Purchaser to pay to it and the

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 22

            Purchaser is required to pay an amount in Immediately Available Funds calculated as follow

            AA = ( LIP - LTP ) x PCS

            Where:

            AA is the additional amount to be paid to that Protected Vendor;

            LIP is the lower A$5.10 or such lower price at which ordinary shares may previously have been issued by the Purchaser during the Escrow Period and in respect of which issue clause 5.2 was previously applied;

            LTP is the higher of:

            (i) the weighted average share price (as converted into Australian Dollars in the manner specified in paragraph 5.6(g)) of the ordinary shares in the Purchaser traded on NASDAQ for the 20 trading days immediately preceding and ending on (and including) the Protection Date: and

            (ii) the average price that that Protected Vendor sold its Protected Securities during the period:

                  (A) from the date that is 6 months after the Completion Date to, but not, including the first anniversary of the Completion Date; or

                  (B) if the relevant Protected Securities are subject to escrow by NASDAQ or ASX for a continuous period of longer than 6 months after the Completion Date, from the date that is 6 months after the Completion Date to, but not, including, the date that is six months after the relevant Protected Securities are released from that escrow.

            PCS is the number of Protected Securities sold by that Protected Vendor during the applicable period referred to in subclause (ii) of the definition of LTP.

            Any such request must contain such reasonable details as the Purchaser may require including details of all sales of shares made by that Protected Vendor during that period, the sale price of those shares (exclusive of the cost of that transaction) and the details of each sale that relates to Protected Securities.

      (e) The maximum aggregate amount that the Purchaser may be required to pay to the Protected Vendors pursuant to clause 5.6(d) is A$510,000.

      (f) The provisions of this clause 5.6 cease to apply immediately upon the Protected Vendors having received A$775,000 from the sale of any Protected Securities (whether under any placement or otherwise) or pursuant to the operation of this clause 5.6.

      (g) The exchange rate applicable to this clause 5.6 will be the average of the USD/AUD exchange rates for the 20 trading days immediately preceding and ending on (and including) the Protection Date as published in the Australian Financial Review.

      (h) In consideration for the obligations agreed to by the Purchaser pursuant to this clause 5.6, each of the Protected Vendors agrees to dispose of their Consideration Securities and other Equity Securities in the Purchaser in a fair and reasonable manner so as to ensure that at all times there is an orderly and efficient market for the Purchaser's shares and that there is not undue downward pressure on or fluctuations in the traded price of the Purchaser's securities.

      (i) In the event that the ordinary shares of the Purchaser are not quoted on NASDAQ during the periods required to give effect to this clause 5.6, the references to "NASDAQ" in this clause 5.6 are to be replaced by "ASX" and the clause is to be otherwise varied to give effect to the intention of the clause.

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5.7   PUBLIC ANNOUNCEMENT

      During the applicable period referred to in subclause (ii) of the definition of LTP in clause 5.6, no Protected Vendor may make or authorise any other person to make any public announcement or communication relating to a sale or proposed sale of any of their Consideration Securities or other Equity Securities in the Purchaser prior to the sale of those securities.

5.8   NO LIMITATION

      For the avoidance of doubt, nothing in this clause 5 limits the amount of any Claim that the Purchaser is otherwise entitled to make under clause 11.

6     COMPLETION

6.1   TIME AND PLACE OF COMPLETION

      Completion will take place on the Completion Date at the Melbourne offices of Arnold Bloch Leibler or such other time and place as the Purchaser and the Vendors agree.

6.2   ITEMS TO BE DELIVERED BY THE VENDORS AND OPTIONHOLDERS AT COMPLETION

      On or before the Completion Date, the Vendors must:

      (a)   deliver to the Purchaser:

            (i) (CONSENTS OR WAIVERS) copies of any consents or waivers required under clause 2.1 and 2.3;

            (ii) (SHARE CERTIFICATES) original share certificates for all of the Shares or an indemnity in lieu thereof;

            (iii) (TRANSFERS OF SHARES) share transfer forms duly executed and completed by the Vendors in favour of the Purchaser for all of the Shares;

            (iv) (CERTIFICATES OF INCORPORATION) the certificates of incorporation of the Group Entities;

            (v) (CONSTITUTION AND RECORDS) all constitutions and the Records of the Group Entities;

            (v) (RESIGNATIONS) written resignations of each of the Retiring Officers as officers of the Company, to be effective on the appointment of the officers appointed at the board meeting to be convened pursuant to clause 6.3;

            (vii) (ACKNOWLEDGMENTS) written acknowledgments from all of the
                  Retiring Officers that:

                  (A) they have no claim for fees, entitlements, salary or compensation for loss of office, breach of contract, redundancy, bonus payment, repayment of loans or otherwise against the Company; and

                  (B) there is no agreement, arrangement or understanding (whether written or unwritten) under which the Company has, or could have, any obligation to them, other than in respect of any continuing employment or consulting arrangements with the Company or other obligations disclosed in this agreement as being obligations that continue after the Completion Date;

            (viii)(APPLICATION FOR CONSIDERATION SECURITIES) an application for the Consideration Securities which will contain an agreement to be bound by the Purchaser's constitution; and

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      (b)   execute all documents and do all other things necessary or desirable to transfer the Shares to the Purchaser free from all Encumbrances (excluding any encumbrance created by or on behalf of the Purchaser).

      On or before the Completion Date, the Vendors must procure that the
      Optionholders:

      (a) deliver to the Purchaser original option certificates for all of their employee options or an indemnity in lieu thereof; and

      (b) execute all documents and do all other things necessary or desirable to effect the cancellation of the employee options free from all Encumbrances (excluding any encumbrance created by or on behalf of the Purchaser).

6.3   BOARD MEETING OF THE COMPANY

      The Vendors must ensure that at or prior to Completion, a meeting of the directors of the Company is convened and conducts the following business:

      (a) (APPROVAL REGISTRATION) approval of the transfer of the Shares to the Purchaser under this agreement and to the recording of the Purchaser as the registered holder of the Shares in the books of the Company with effect from Completion;

      (b) (CANCELLATION OF OPTIONS) approval of the cancellation of all employee options that are not exercised prior to the date of this agreement and the variation of the Option Plan to the extent necessary to vary the timing of the cancellation of such options to accord with the terms of this agreement;

      (c) (SHARE CERTIFICATES) approval of the issue of a new share certificate for the Shares in the name of the Purchaser;

      (d) (APPOINT OFFICERS) appointment of the nominees of the Purchaser as directors, secretary, auditors and public officer of the Company and, effective on those appointments, acceptance of the resignation of the Retiring Officers and auditors and public officer of the Company; and

      (e) (REVOKE BANKING MANDATES) revoke existing mandates to operate bank accounts of the Company and approve new mandates in favour of officers of the Company nominated by the Purchaser.

6.4   OBLIGATIONS OF THE PURCHASER

      Subject to the Vendor's performance of its obligations under clauses 6.2 and 6.3, at Completion the Purchaser must:

      (a) (CONFIRMATION) deliver to the Vendors written confirmation of the satisfaction of all the Conditions applicable to the Purchaser;

      (b) (PAYMENT) pay $3,600,000 (less any amount that is deducted pursuant to condition 7 in clause 2.1 plus any amount calculated under clause
            8) to the Vendors and Optionholders in the proportions set out in
            Schedule 1 with the Hold Back Amount to be held by the Depositholder in accordance with this agreement;

      (c) (CONSIDERATION SECURITIES) do or cause to be done any act or thing that is necessary to issue the Consideration Securities to the Vendors in the proportions set out in Schedule 1 with the Hold Back Securities to be initially issued as treasury stock in the capital of the Purchaser and held by the Depositholder in accordance with this agreement and converted into ordinary shares in the capital of the Purchaser at the end of the Escrow Period; and

      (d) (CONSENTS OF NEW OFFICERS) deliver to the Company written consents to act from the persons nominated by the Purchaser as the directors, secretaries, and public officers of the Company.

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6.5   SIMULTANEOUS COMPLETION

      (a) Notwithstanding any other term of this agreement, neither the Vendors on the one hand nor the Purchaser on the other is required to Complete unless the other is ready, willing and able to Complete simultaneously.

      (b) If any Vendor does not comply with its obligations under this clause 6 the Purchaser:

            (i) will be under no obligation to Complete or to purchase any of the Shares from any of the Vendors;

            (ii) will not be liable for any Liability suffered or incurred by any Vendor or any other person as a result of not Completing; and

            (iii) may elect to terminate this agreement.

      (c) Notwithstanding clause 10.8, no Vendor (other than the defaulting Vendor) will be liable for any Liability suffered or incurred by any party for a failure to comply with its obligations to Complete under clause 3 or this clause 6.

      (d) If any of the parties fail to fully comply with their obligations under this clause 6 and the parties do not Complete then:

            (i) each party must return to the other parties all documents delivered to it under this clause 6;

            (ii) each party must repay to the other parties all payments or benefits received by it under this clause 6 (including any Consideration Securities issued to any Vendors); and

            (iii) each party must do everything reasonably required by the other parties to reverse any action taken under this clause 6.

6.6   INTERDEPENDENCE

      In respect of Completion:

      (a) the obligations of the parties under this clause 6 are interdependent; and

      (b) all actions performed are taken to have occurred simultaneously on the Completion Date.

6.7   LISTING OF CONSIDERATION SECURITIES

      Prior to Completion, the Purchaser will notify NASDAQ and the ASX and seek quotation of the Consideration Securities. Purchaser shall begin work on the necessary SEC registration filing in order for the Consideration Securities to be freely tradeable as soon as reasonably practicable following Completion.

6.8   AGREEMENT NOT TO TRADE CONSIDERATION SECURITIES

      All Major Vendors that receive Consideration Securities agree not to trade Consideration Securities issued to them during the Escrow Period without the consent of the Purchaser, which Consideration Securities will be held in escrow in accordance with the Escrow Agreements.

7     CONDUCT OF BUSINESS PENDING COMPLETION

7.1   CONDUCT OF BUSINESS

      The Vendors must cause the directors of the Company to ensure that from the date of this agreement to Completion, unless the Purchaser first consents in writing, the Company:

      (a) (PRESERVE GOODWILL) will use its best endeavours to preserve the goodwill of the Business;

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      (b)   (OPERATION OF BUSINESS) will operate and account for the Business in the ordinary and usual course of business, consistent with past practice;

      (c) (COMPLIANCE WITH LAWS) will conduct the Business so as to comply in all material respects will all applicable laws and regulations;

      (d) (ACCESS TO RECORDS) will give reasonable access to the Purchaser, its solicitors, accountants and other authorised representatives during normal business hours to all available Records.

7.2   UNDERTAKINGS

      In addition to the undertakings contained in clause 7.1, the Vendors must ensure that from the date of this agreement to Completion, unless the Purchaser first consents in writing, the Company:

      (a) (ASSET DISPOSAL) will not dispose of any of its assets other than in the normal course of business and for arm's length value;

      (b) (NO ENCUMBRANCES) will not Encumber any assets beneficially owned by it;

      (c) (NO FINANCIAL INDEBTEDNESS) will not incur any Financial Indebtedness in excess of $10,000 except in the usual course of business or provided in the 2005 Business Plan;

      (d) (EMPLOYMENT CONTRACTS) will not enter into any employment contract, or renew or amend any existing employment contract (including superannuation benefits) except in the usual course of business or provided in the 2005 Business Plan;

      (e) (BUSINESS RELATIONSHIPS) will use its best endeavours to preserve intact its current business relationships;

      (f) (TAX MATTERS) will not make any Tax election (including an election to enter into any consolidation effective at any time prior to Completion) or settle or compromise any income tax liability, unless that election, settlement or compromise is required by law, is supported by an opinion of counsel, and is reasonably acceptable to the Purchaser;

      (g) (ACCOUNTING PRACTICES) will not make any change in accounting methods, principles or practices used by it except if required by a change in the Accounting Standards;

      (h) (NO LEASE OF ASSETS) will not lease, licence or otherwise dispose of any of its assets, except in the ordinary course of business consistent with past practices and at fair value;

      (i) (CAPITAL EXPENDITURE) will not make any capital expenditure in excess of the amounts specified in the 2005 Business Plan;

      (j) (MAINTAIN INSURANCES) will maintain (and where necessary use reasonable efforts to renew) each of the insurance policies in force on 30 November 2004 and will promptly notify the Purchaser if any renewal proposal is not accepted by the relevant insurer;

      (k) (BUSINESS PLAN) will continue to make expenditures in the amounts and at the times provided for in its 2005 Business Plan for the purpose of growing the Business;

      (l) (EXISTING CUSTOMERS) will not voluntarily cease to do business with an existing customer without obtaining the prior written consent of the Purchaser prior to doing so;

      (m) (CORPORATE ACTIONS) will not without the prior written consent of the Purchaser:

            (i) increase, reduce or otherwise alter its capital or issue any Securities except for Securities issued under the Option Plan (as approved by the Board of the Company);

            (ii)  declare or pay any dividends or distributions to its members;

            (iii) distribute or return any capital to its members;

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            (iv)  make a distribution or revaluation of assets;

            (v)   alter its constitution;

            (v)   buy back or redeem any of its shares; or

            (vii) pay any bonuses to executives or employees except in accordance with past practices and timing and unless previously disclosed to and approved by the Purchaser prior to the date of signing this Agreement.

8     COMPLETION ADJUSTMENT

8.1   ADJUSTMENT AMOUNT

      At Completion, if the cash or cash equivalents (as determined under the Accounting Standards) on the balance sheet of the Company as at the Completion Date exceeds $300,000 as a consequence of the entry by the Company of a Qualifying Agreement, the Purchase Price is to be increased by the Qualifying Amount attributable to that Qualifying Agreement.

8.2   CALCULATION OF CASH AND CASH EQUIVALENTS

      For the purposes of this Agreement, in calculating the amount of the cash or cash equivalents (as determined under the Accounting Standards) on the balance sheet of the Company as at the Completion Date:

      (a) any liabilities of the Company that were due for payment on or before the Completion Date;

      (b) the proportional amount of any liabilities which had accrued prior to the Completion Date, and

      (c) the amounts paid to the Optionholders by the Purchaser on behalf of the Company under this Agreement,

      will be deducted from the amount of the cash or cash equivalents calculated under the Accounting Standards.

8.3   SUPPORTING DOCUMENTS

      To support the calculation of the cash or cash equivalents (as determined under the Accounting Standards) on the balance sheet of the Company as at the Completion Date, the Company must provide a balance sheet, profit and loss statement, cash flow statement (including details of all actual and accrued liabilities) as at the Business Day immediately before the Completion Date.

8.4   DEFINITIONS

      For the purposes of this clause:

      "Qualifying Agreement" means an agreement that had not been executed prior to the date of this Agreement and which the chief executive officers of the Purchaser and the Company acting reasonably agree is be treated as a "Qualifying Agreement" for the purpose of this clause.

      "Qualifying Amount" in respect of a Qualifying Agreement means the proportion of the amounts paid by the other party under that Qualifying Agreement prior to the Completion Date which the chief executive officers of the Purchaser and the Company acting reasonably agree has caused the cash or cash equivalents of the Company as at the Completion Date to exceed A$300,000. In making this assessment the chief executive officers of the Purchaser and the Company must take into account the past practices of the Company, usual industry practice, the extent to which the amounts paid represent a prepayment of amounts due under that Qualifying Agreement or any other agreement between the Company and that other party or any of their respective related bodies corporate, the extent to which amounts will be foregone or otherwise not paid to the

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      Company under that Qualifying Agreement or any other agreement between the
      Company and that other party or any of their respective related bodies corporate, and the extent to which the amounts paid are required to be retained by the Company to enable it or any of its related bodies corporate to satisfy any obligation or liability (actual or contingent) under, in respect of or as a consequence of entering into that Qualifying Agreement or any other agreement between the Company and that other party or any of their respective related bodies corporate.

8.5   PROPORTIONAL MIX

      The Purchase Price will be paid in the proportional mix of Consideration securities and cash as set out in schedule 1.

9     PURCHASER'S WARRANTIES, REPRESENTATIONS AND INDEMNITY

9.1   REPRESENTATIONS AND WARRANTIES

      The Purchaser represents and warrants to the Vendors that each of the following statements are true and correct as at the date of this agreement and will be as at the Completion Date:

      (a) (AUTHORISATIONS) the Purchaser has taken all necessary action to authorise the execution, delivery and performance of this agreement in accordance with its terms and to carry out the transactions contemplated by this agreement. At the date of this Agreement, this warranty is qualified by the need to obtain the Required Approvals;

      (b) (GOVERNMENT AGENCY) the Purchaser has full power and authority to enter into and perform its obligations under this agreement;

      (c) (BINDING OBLIGATIONS) this agreement constitutes legal, valid and binding obligations and is enforceable in accordance with its terms;

      (d) (TRANSACTION PERMITTED) the execution, delivery and performance by the Purchaser of this agreement does not and will not violate:

            (i) any law, regulation, authorisation, ruling, consent, judgment, order or decree of any Governmental Agency;

            (ii) the Constitution of the Purchaser or any other of its constituent documents; or

            (iii) any Encumbrance or document which is binding upon the
                  Purchaser;

      (e) (GOOD TITLE) the Vendors will receive good and marketable title and full beneficial title to the Consideration Securities issued to them under clause 5 regardless of whether they are held by the Depositholder. For the avoidance of doubt, all documents of title to the Consideration Securities issues to the Major Vendors will be held by the Major Vendors. The Purchaser will do all things necessary to register the Consideration Securities that are not Hold Back Securities with the SEC in a timely manner following Completion or, in respect of the Hold Back Securities, will do all things necessary to register the Hold Back Securities with the SEC in a timely manner after the completion of the Escrow Period. All of the Consideration Securities will be validly issued, fully paid and free from all Encumbrances (excluding any Encumbrance created by or on behalf of the relevant Vendor). The Consideration Securities issued to the Major Vendors will not be freely transferable and tradeable during the Escrow Period and will be held in escrow in accordance with the Escrow Agreements;

      (f) (COMPLIANCE) the issue of the Consideration Securities to the Vendors will not contravene:

            (i) any provisions of the General Corporation Law of Delaware or any other applicable law; or

            (ii) any direction, ruling or request of the SEC properly given to it.

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      (g)   (DUE DILIGENCE AND OWN INQUIRIES) the Purchaser acknowledges that it has had the opportunity to conduct due diligence on the Company and that it has undertaken such due diligence that it considers prudent in light of the Purchaser's circumstances and the conduct of and statements made by the Company and of its officers, employees, agents or professional advisers. In conducting its due diligence and in determining the extent of its due diligence, the Purchaser has been guided by the views expressed by the Company or any of its officers, employees, agents or professional advisers in relation to operational matters, the performance and importance of key personnel, the policies and procedures adopted by the Company, and the Company's view of the prospects of new business from present and prospective customers.

      (h) (ACCURACY OF PAST FILINGS) Each of the Purchaser's Group Entities has filed all of the forms required by any Tax Authority. The Purchaser has also made a number of public filings which have been made available to the Vendors prior to the Completion Date and attest to the compliance by the Purchaser's Group Entities with all Tax laws, the absence of any residual liability on the part of the Purchaser's Group Entities to meet any tax liability owed to a Tax Authority, do not reveal any unresolved Tax disputes with a Tax Authority, tax audits or investigations or failures on the part of a Purchaser Group Entity to comply with any tax ruling issued by a Tax Authority, confirm that each Purchaser Group Entity has made adequate provisions for any tax liability which it is aware is owed by it to a Tax Authority and has made all required deductions from all amounts that it has received that it is required to pay to any Tax Authority, and that all Taxes assessed or imposed on a Purchaser's Group Entity have been paid by the final date for payment.

9.2   INDEMNITY

      The Purchaser indemnifies the Vendors from all Liability which the Vendors suffer or incur by reason of:

      (a)   any of the statements in clause 9.1 being untrue or inaccurate;

      (b) any other covenant or representation of the Purchaser in this agreement being untrue or inaccurate; or

      (c) any failure by the Purchaser to fulfil its obligations under this agreement.

10    MAJOR VENDORS' WARRANTIES, REPRESENTATIONS AND INDEMNITIES

10.1  MAJOR VENDOR QUALIFICATIONS

      The Major Vendors severally represent and warrant to the Purchaser that, except as provided in this agreement, each of the Vendor Qualifications are true and correct as at the date of this Agreement and on each date to and including the Completion Date. In respect of Chris Leach, the Vendor Qualifications are varied as applicable to reflect the fact that Chris Leach holds options and that those options will be cancelled by the Company.

10.2  MAJOR VENDOR WARRANTIES

      The Major Vendors severally represent and warrant to the Purchaser that, except as provided in this agreement, to the best of their knowledge and belief, each of the Warranties are true and correct in all material respects as at the date of this Agreement and on each date to and including the Completion Date.

10.3  INDEPENDENT WARRANTIES

      Each of the Warranties is to be treated as a separate representation and warranty and the interpretation of any Warranty made may not be restricted by reference to, or inference from, any other Warranty.

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10.4  DISCLOSURES

      Each of the Warranties is qualified by, and the Major Vendors are not liable to make any payment (whether by way of damages, indemnity or otherwise) for any breach of any Warranty to the extent that that breach is based on any fact, matter or circumstance:

      (a) fairly and accurately disclosed in this agreement, including without limitation, in the disclosure schedule set out in Schedule 15; or

      (b) is within the Purchaser's knowledge at the date of this Agreement (provided, however, that for the purposes of this clause 10.4(b) and clause 11.2 the Purchaser will only be deemed to know information which is known to any of its executive directors non- executive directors, management, employees, consultants or advisers);

      (c) fairly and accurately disclosed in writing to the Purchaser, in the course of any due diligence investigation the Purchaser undertakes into the affairs of the Group; or

      (d) that was not known and ought not to have been known to the Vendors prior to the date of this Agreement and became known to the Vendors and was fairly and accurately disclosed in writing by the Major Vendors to the Purchaser after the date of this Agreement but before Completion. (For the avoidance of doubt, nothing in this clause limits the rights of the Purchaser under Condition 16 in clause 2.1 to terminate this Agreement on receipt of such notification.)

10.5  MEANING OF "FAIRLY AND ACCURATELY DISCLOSED"

      For the purpose of this agreement "fairly and accurately disclosed" means a disclosure in such detail as to enable a reasonable person in the position of the Purchaser to make a reasonable and informed assessment of the matter concerned.

10.6  KNOWLEDGE AND BELIEF

      The Warranties or other statements made by a Major Vendor on the basis of the best of their knowledge, information, belief or awareness, are made on the basis that that Major Vendor has, in order to establish that the Warranty or statement is accurate and not misleading in any material respect, made all reasonable enquiries of their and each relevant Group Entity's officers, managers and employees who could reasonably be expected to have information relevant to matters to which the Warranty or statement relates.

10.7  RELIANCE

      The Purchaser has undertaken its own due diligence in relation to the Company. The Major Vendors acknowledge that the Purchaser has entered into this agreement in reliance on the Warranties and that the Warranties have been given with the intention of inducing the Purchaser to enter into this agreement. To the maximum extent permitted by law any representation or warranty not expressly set out in this agreement is hereby excluded.

10.8  INDEMNITY

      Subject to the same limitations set out in clauses 11.2(b) to 11.2(f) inclusive, clause 11.3, clause 11.4 and clause 11.5, each Major Vendor indemnifies the Purchaser to the extent of its Respective Vendor Liability against:

      (a) Liability which the Purchaser suffers or incurs by reason of any of the Vendor Qualifications and Warranties made by it being untrue or inaccurate in a material respect; and

      (b) any failure by that Major Vendor to fulfil any of its material obligations under this agreement, including, without limitation, under clauses 3 and 6 (subject to clause 6.1(c)), 7, 10, 12, 14 and 15.

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11    LIMITATIONS OF LIABILITY

11.1  NOTICE OF CLAIMS

      If a Claim is made against the Purchaser or a Group Entity which relates to a Warranty being untrue or inaccurate:

      (a) the Purchaser must give written notice of the Claim to the Major Vendors within a reasonable time of becoming aware of that Claim or instituting the Claim against the Major Vendors;

      (b) the notice must contain such details of the facts, matters or circumstances of that Claim as are known to the Purchaser at the date the notice is given; and

      (c) in case of a Claim by a third party against the Purchaser or a Group Entity, neither the Purchaser nor that Group Entity may settle, make any admission of liability or compromise any Claim, or any matter which gives or may give rise to that Claim, without the prior consent of the Major Vendors (which consent must not be unreasonably withheld). The consent of the Major Vendors will be deemed to have been given if the Purchaser has made a request for such consent and the Major Vendors have not responded to that request within 15 Business Days of the day on which the request was made.

11.2  MAJOR VENDORS NOT LIABLE

      The Major Vendors are not liable to the Purchaser (or any person deriving title from the Purchaser) for any Claim under clause 10 in connection with this agreement to the extent that:

      (a) the Claim does not relate to a Liability which the Purchaser suffers or incurs by reason of any of the Vendor Qualifications and Warranties made by them being untrue or inaccurate in a material respect or any failure by a Major Vendor to fulfil any of its material obligations under this agreement, including, without limitation, under clauses 3, 6, 7, 10, 12, 14 and 15.

      (b) the Claim relates to a thing done or not done after the date of this agreement at the request or with the approval of the Purchaser;

      (c) the Claim is caused, created or increased by any act or omission (including delay) after Completion by the Purchaser or any Group Entity;

      (d) the Claim has been fairly and accurately disclosed to the Purchaser or is within the Purchaser's knowledge at the date of this Agreement;

      (e) to the extent that the Claim is recovered under insurance (or would have been recovered under insurance if notified to the insurers in a timely manner);

      (f) in respect of each specific Major Vendor, for any amount in excess of the Major Vendor's Respective Vendor Liability.

      No Optionholder (other than Chris Leach in his capacity as a Major Vendor) and none of the Vendors who are not Major Vendors are liable to the Purchaser for any Claim.

11.3  TIME LIMIT ON CLAIM

      The Purchaser may not claim for a breach of Warranty unless the Purchaser has given notice of the Claim to the Major Vendors in accordance with clause 11.6(a), which must contain such details of the facts, matters or circumstances of that Claim as are known to the Purchaser at the date the notice is given together with a statement that the Purchaser considers that the quantum of the Claim will exceed the monetary thresholds specified in clause 11.4 within:

            (i)   in respect of a Claim for breach of a Warranty not relating to
                  Tax: 6 months of the Completion Date; or

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            (ii)  in respect of a Claim for breach of a Warranty relating to
                  Tax, the period in which the Australian Tax Office is able to make a Claim against the Company, but in no event greater than 7 years from the date of the relevant rebate or other tax event.

11.4  LIMITS ON THE AMOUNT OF CLAIM

      (a)   The Purchaser may not Claim:

            (i) subject to clause 10.4(b), if the amount finally adjudicated or agreed against the Vendors in respect of the breach or a series of breaches relating to the same or substantially similar facts, matters or circumstances is less than $50,000; and

            (ii) unless and until the aggregate of all amounts finally adjudicated or agreed against the Vendors in respect of all breaches exceeds $200,000;

      (b) The maximum liability of each Major Vendor is the aggregate of all Completion Payments and the value of all Consideration Securities (calculated as having a value of $A5.10) as set out opposite the name of that Major Vendor in Schedule 1 to this Agreement. The Purchaser may not make a Claim against any Major Vendor in excess of this maximum liability.

11.5  SATISFACTION OF A CLAIM

      (a) Subject to clause 11.5(c), once determined by agreement between the Purchaser and the Major Vendors or by mediation or arbitration pursuant to clause 11.6, a Claim will be satisfied by each Major Vendor in respect of its Respective Vendor Liability in cash and Consideration Securities in the same proportions as cash and Consideration Securities were provided to that Major Vendor under clause 5.1.

            For example, if a Claim of $1 million is determined against the Major Vendors, a Major Vendor who has a Respective Vendor Liability of 10% and who has received 60% of its proportion of the Purchaser Consideration in cash and 40% of its proportion in Consideration Securities will be required to pay the Purchaser $60,000 in cash and permit to be cancelled Consideration Securities that have a value of $40,000 (which value will be determined in the manner specified in clause 11.5(b).

      (b) In respect of any Claim notified in the 6 months after the Completion Date, the value ascribed to each Holdback Security is taken to be $5.10 or such lower price at which ordinary shares may previously have been issued by the Purchaser during the Escrow Period and in respect of which issue the provisions of clause 5.2 was applied

      (c) In respect of any Claim notified more than 6 months after the Completion Date, , the Major Vendors must satisfy that Claim in cash.

11.6  DISPUTES REGARDING WARRANTY CLAIMS

      (a) If the Purchaser wishes to make a Claim against Major Vendors in respect of a breach of Warranty the Purchaser shall give written notice of that Claim to the Major Vendors containing the details referred to in Clause 11.3. If the Major Vendors dispute that Claim then the dispute may be referred by the Purchaser or the Major Vendor for resolution in accordance with the succeeding provisions of this Clause 11.6. Each Major Vendor must nominate one person to represent themself in the processes outlined in the succeeding provisions of this Clause 11.6, which person shall have the authority to represent and bind the relevant Major Vendor to the outcome of those processes.

      (b) Matters referred to mediation pursuant to paragraph (a) of this Clause 11.6 shall be referred to mediation administered by a person ("the Mediator") to be mutually agreed upon by the parties in dispute or, if they are unable to agree on the appointment of the Mediator within 3 Business Days of a referral pursuant to Clause 11.6, by a person

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            nominated (within 2 Business Days of a request for such nomination)
            by the President for the time being of the Institute of Arbitrators and Mediators Australia.

      (c) The parties in dispute will procure that their nominated representatives will attend at any conference arranged by the Mediator for the purpose of the attempted resolution of the dispute. At any mediation conference arranged by the Mediator the mediation will be conducted under and in accordance with such procedures and rules as may be agreed between the parties and failing agreement, in accordance with the rules set down by the Mediator and advised to the parties in dispute.

      (d) Evidence of anything said, documents presented to, admissions made or matters raised in the course of any conference with the Mediator will be confidential to the parties and the Mediator and will not, unless all parties consent, be admissible at any subsequent hearing, arbitration or litigation proceedings.

      (e) Failing any agreement to the contrary between the parties to the mediation, the costs of the Mediator shall be borne 50% by Purchaser and the balance equally by the Major Vendors who are parties to the mediation.

      (f) If the mediation procedures referred to in the preceding provisions of this Clause 11.6, are unable to resolve the dispute, then the Purchaser or the Major Vendors may commence court proceedings in Victoria, unless within 14 days of the date on which the mediation conference is held the Major Vendors unanimously agree to refer the matter to arbitration in accordance with the following provisions of this Clause 11.6.

      (g) Matters referred to arbitration shall be referred for determination by a person ("the Arbitrator") to be mutually agreed upon by the parties in dispute or, if they are unable to agree on the appointment of the Arbitrator within 3 Business Days of referral pursuant to paragraph (f) of this Clause 11.6, by a person nominated (within 2 Business Days of request) by the President of the Institute of Arbitrators Australia.

      (h) Any such dispute shall be determined by the Arbitrator in accordance with and subject to the Institute of Arbitrators Rules for the Conduct of Commercial Arbitrations. The Arbitrator may obtain or refer to any documents, information or material and undertake any inspections or enquiries as he or she determines appropriate. The Arbitrator must provide the parties with a draft of his or her determination and must give the parties an opportunity to comment on the draft determination before it is finalised.

      (i) The determination made by the Arbitrator shall be final and binding on the parties to the arbitration as to questions of both fact and law.

      (j) The costs of the arbitration shall be borne 50% by the Purchaser and the balance equally by the Major Vendors who are parties to the Arbitration.

      (k) The Purchaser and each Major Vendor shall comply with the Arbitrator's determination as soon as practicable after the delivery of that determination and in any event within 14 days of delivery of the determination.

      (l) If arbitration is commenced pursuant to this Clause 11.6, then subject to the provisions of the Commercial Arbitration Act 1984 (Victoria), no party to the dispute shall be entitled to commence or maintain any action or court proceedings upon the dispute until such matter has been referred and determined as provided for in this Clause 11.6.

      (m) If a party breaches the terms of this Clause 11.6 and does not rectify that breach within 2 Business Days of receipt of notice from another party to that dispute (which notice expressly refers to the consequences of such breach as set out in this paragraph), the other parties to the dispute are not required to continue to comply with the dispute resolution procedures set out in this Clause 11.6, and may take other actions including initiating court proceedings.

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      (n)   Nothing in this Clause 11.6, (including paragraph (l), prevents a party from seeking or obtaining interlocutory relief.

12    ADJUSTMENT FOR TAX LIABILITY

12.1  TAX CLAIMS

      If a Group Entity, or the Head Company of a Consolidated Group of which the Group Entity is a member, receives or suffers a Tax Claim that relates to an act or omission of, or occurrence affecting, that Group Entity before the close of business on the Completion Date, then the Major Vendors must pay to the Purchaser the amount by which the sum of:

      (a)   the Claim Amount for that Tax Claim; and

      (b) all other Loss in respect of the Tax Claims that relate to an act or omission of, or occurrence affecting a Group Entity before the close of business on the Completion Date,

      exceeds the Tax Provision.

12.2  REDUCTION IN PURCHASE CONSIDERATION

      Any payment under clause 12.1 is to be treated as a reduction in the Purchase Consideration.

12.3  OBLIGATIONS EXCLUDED

      The obligations of the Major Vendors under clause 12.1 do not apply in respect of a Tax Claim:

      (a) to the extent that the Tax Claim arises from the failure by the Purchaser to supply to the Major Vendors on a timely basis information which is reasonably requested by the Major Vendors in relation to the Tax Claim;

      (b) to the extent that the Tax Claim represents the disallowance of any deduction, and the disallowance results from:

            (i) any Group Entity not carrying on the same business after Completion as the Business immediately before Completion;

            (ii) any Group Entity, after Completion, deriving income from a business that it did not carry on or from a transaction of a kind that it had not entered into in the course of its business operations before Completion; or

            (iii) a change of control of any Group Entity.

12.4  PAYMENTS

      Payments under clause 12.1 must be made to the Purchaser as follows:

      (a) if a Group Entity, or the Head Company of a Consolidated Group of which the Group Entity is a member, must make a payment of Tax in respect of a Tax Claim or any related Loss to which clause 12.1 applies - seven days before the latest date on which that payment is required to be paid; and

      (b) if a Group Entity, or the Head Company of a Consolidated Group of which the Group Entity is a member, is deprived of any credit, rebate, refund, relief, allowance, deduction, loss carried forward - seven days before the latest date on which Tax is required to be paid without incurring any penalty or additional tax for late payment, being Tax which would not have been payable were it not for the Tax Claim.

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12.5  PAYMENT OF INTEREST

      The Major Vendors must pay interest to the Purchaser on any moneys due under this clause 12.4(a) but unpaid, from the date payment is due until paid in full, at a rate equal to as prescribed in Division 1 of Part IIA of the Taxation Administration Act 1953.

12.6  ASSESSABLE INCOME

      If for any reason an amount received by the Purchaser under clause 12.1 is treated as assessable income of the Purchaser, or the Head Company of a Consolidated Group of which the Purchaser is a member, under any law relating to Tax the Major Vendors agree to pay to the Purchaser an increased amount so that, after deducting from that amount all Tax paid or payable in respect of the receipt, the balance remaining is equal to the amount due under the relevant clause.

12.7  WRITTEN NOTICE OF TAX CLAIM

      (a) If the Purchaser becomes aware of a Tax Claim the Purchaser must give written notice of it to the Major Vendors within a reasonable time of becoming so aware.

      (b) The Purchaser must ensure the Major Vendors and their professional advisers have reasonable access to the personnel of the Purchaser and the Group Entities and to any relevant premises, assets and Records within the custody, power, possession or control of the Purchaser to enable the Major Vendors and their professional advisers to examine the Tax Claim and Records and to take copies of them, at the expense of the Major Vendors, provided the Major Vendors and their professional advisers give to the Purchaser such undertakings as to confidentiality as the Purchaser may reasonably require.

      (c) The Purchaser must take any proper and reasonable action (provided that such action is not detrimental to a Group Entity) that the Major Vendors request to avoid, resist, compromise or defend a demand or notice issued by a Government Agency which gives rise to the Tax Claim, provided the Major Vendors indemnify the Purchaser and the Group Entities to the reasonable satisfaction of the Purchaser against any Liability or loss which may be suffered or costs, damages or expenses which may be incurred as a result of compliance with the Major Vendor's request.

      (d) The Major Vendors may request the Group Entities make appeals and objections, in respect of a Tax Claim provided that all other avenues of review have been exhausted.

      (e) The Major Vendors must give the Purchaser immediate notice of any investigation or communications relating to Tax from a Tax Authority in respect of the Business (prior to Completion).

      (f) Any action required under this clause 12.7 must be taken in a timely manner.

12.8  REFUND BY PURCHASER

      If, following the making of a payment under clause 12.1 for a Tax Claim, all or part of the Claim Amount or any related Loss is refunded either in cash or by credit to a Group Entity, or the Head Company of a Consolidated Group of which the Group Entity is a member, (including, but not limited to, any amount or credit received following a successful objection or appeal), the Purchaser must immediately pay to the Major Vendors the lesser of the refund and the amount of the payment paid under clause 12.1.

12.9  DISPUTE RESOLUTION

      (a) If the Major Vendors and the Purchaser cannot agree under this clause 12 within 21 days of a dispute arising between the Major Vendors and Purchaser, then the dispute will be determined by an Expert, such Expert to be a person with over ten years experience in Tax. The Expert is to be mutually agreed upon by the parties in dispute or, if they are

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


            unable to agree on the appointment of the Expert within 3 Business Days after the end of the 21 day period, the Expert will be a person nominated (within 2 Business Days of a request for such nomination) by the President of The Institute of Chartered Accountants in Australia.

      (b) The decision of the Expert is to be conclusive and binding on the parties in the absence of manifest error. Unless otherwise determined by the Expert, the Major Vendors and the Purchaser will each pay one half of the Expert's costs and expenses in connection with the reference. The Expert is appointed as an expert and not as an arbitrator. The procedures for the settlement of the dispute are to be decided by the Expert in its absolute discretion.

12.10 TIME

      A Claim may be brought by the Purchaser under this clause 12 in respect of Tax matters relating to the relevant Group Entity in any period up to and including Completion only during the period referred to in clause 11.3(ii).

12.11 LIMITATIONS

      For the avoidance of doubt, the liability of the Major Vendors under this clause 12 is subject to the same limitations as set out in clauses 11.2(b) to 11.2(f) (inclusive), 11.4 and 11.5.

13    ACCESS TO RECORDS AFTER COMPLETION

13.1  VENDORS' ACCESS TO RECORDS

      At any time after the Completion Date, the Purchaser will, upon request of any of the Vendors, give the Vendors reasonable access (at the Vendors' expense) to the Records handed over to the Purchaser at Completion which relate to the period before the Completion Date:

      (a) subject to clause 13.1(b) in the case of a dispute with a statutory or Government Agency and for the purpose of prosecuting or dealing with such dispute, for a period of 5 years after the Completion Date;

      (b) in the case of a dispute in relation to any Tax or revenue related matters, for the statutory period during which such a matter may arise; and

      (c)   in all other cases, for a period of 5 years after the Completion
            Date.

13.2  PURCHASER'S ACCESS TO RECORDS

      At any time after the Completion Date, the Vendors will, upon request of the Purchaser, give the Purchaser reasonable access (at the Purchaser's expense) to the books, records and other documents relating to the Group Entities required to be kept or maintained by the Vendors which relate to the period before the Completion Date:

      (a) subject to clause 13.2(b) in the case of a dispute with a statutory or Government Agency and for the purpose of prosecuting or dealing with such dispute, for a period of 5 years after the Completion Date;

      (b) in the case of a dispute in relation to any Tax or revenue related matters, for the statutory period during which such a matter may arise; and

      (c)   in all other cases, for a period of 5 years after the Completion
            Date.

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


14    PROTECTIVE COVENANTS

14.1  RESTRICTION

      In consideration of the Purchaser entering into this agreement each Major Vendor agrees and undertakes that it will not and will procure that none of the other Vendors nor any Vendor's respective Related Bodies Corporate or Related Director will:

      (a)   directly or indirectly;

      (b) by themselves or jointly with or on behalf of any other person, corporation or trust;

      (c)   through an agent, independent contractor or employee; or

      (d)   on any account or pretext or by any means whatsoever,

      conduct any of the Restricted Activities within the Restriction Area for the Restriction Period.

14.2  RESTRICTED ACTIVITIES

      The Restricted Activities are:

      (a) carrying on, assisting, promoting or otherwise being engaged or concerned in any business or activity which is or may be competitive with the Business (whether as a member, shareholder, optionholder, unitholder, director, adviser, financier, contractor, manager, employee, associate, proprietor, landlord, trustee, beneficiary, servant, agent, principal, partner or in any other capacity whatsoever);

      (b) engaging or employing any person who at any time during the 12 months immediately preceding the Completion Date was employed or engaged in the Business;

      (c) interfering with the relationship between the Purchaser and its employees, contractors, suppliers or customers; and

      (d)   using or disclosing to any third party any Confidential Information.

14.3  RESTRICTION AREA

      Subject to clause 14.5, the Restriction Area is any of the following areas:

      (a)   United States of America, Australia and Canada;

      (b)   United States of America and Australia;

      (c)   Australia;

      (d)   Victoria and New South Wales;

      (e)   Victoria; and

      (f)   Melbourne.

14.4  RESTRICTION PERIOD

      Subject to clause 14.5, the Restriction Period is any of the following periods:

      (a)   1 year from the Completion Date; and

      (b)   6 months from the Completion Date.

14.5  EFFECTIVE RESTRICTION AREA AND RESTRICTION PERIOD

      Unless the resulting covenants and restrictions are or become invalid or unenforceable for any reason, the Restriction Area and Restriction Period that will be effective between the parties in relation to any Restricted Activity will be those referred to in clauses 14.3(a) and 14.4. If a covenant and restriction is or becomes invalid or unenforceable because the Restriction Area or

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      Restriction Period applying to a Restricted Activity is considered unreasonably large or long, the Restriction Area or Restriction Period will be reduced to the subsequent area or period listed in clause 14.3 or 14.4.

14.6  SEVERABILITY

      In this clause 14:

      (a) each of the restrictions resulting from the various combinations of a Restricted Activity, Restriction Area and Restriction Period has effect as a separate and independent covenant and restriction;

      (b) the Vendor agrees and acknowledges that each covenant and restriction is reasonable in the circumstances and necessary to protect the goodwill of the Business; and

      (c) if any of those covenants and restrictions are or become invalid or unenforceable for any reason, they will be severed from this agreement without effecting the validity or enforceability of any other covenant and restriction.

14.7  INJUNCTION

      The Major Vendors acknowledge that monetary damages alone would not be adequate compensation to the Purchaser for the Major Vendor's breach (including breach of a procurement obligation) of this clause 14 and that the Purchaser is entitled to seek an injunction from a court of competent jurisdiction if:

      (a) a Major Vendor fails to comply or threatens to fail to comply with this clause 14; or

      (b) the Purchaser or the Company has reasonable grounds to believe that the Major Vendor will not comply with this clause 14.

14.8  SURVIVAL

      The Vendors' obligations under this clause 14 survive the Completion of this agreement.

14.9  EXCEPTIONS

      (a) Nothing in this clause 14 will prevent a Vendor and its respective Related Bodies Corporate (each a " RESTRICTED PARTY") from collectively holding:

            (i)   any number of shares or other securities in the Purchaser; or

            (ii) up to 20% (in aggregate) of the issued share capital or any debentures or other securities of any company or other entity the securities of which are listed on the ASX or NASDAQ.

      (b)   Nothing in this clause 14 will prevent:

            (i) A&B Venture Fund Company Pty Ltd (as trustee for Allen & Buckeridge II trust), Warana Grange Pty Ltd, Navon Pty Ltd and their respective Related Bodies Corporate from conducting any of the Restricted Activities in the Restricted Area in relation to the companies listed in schedule 13; or

            (ii) any of the companies listed in schedule 13 and their respective Related Bodies Corporate from conducting any of the Restricted Activities in the Restricted Area.

      (c) Nothing in this clause 14 will prevent Navon Pty Ltd or Brian Meltzer nor any of their Related Bodies Corporate (the "Advisor") from:

            (i) providing any advisory services to any company, trust, entity or person of the kind that it has provided to other companies in the past; or

            (ii) from taking fee or any equity interest (in lieu of a fee) in such company, trust, entity or person,

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            if any such company, trust, entity or person is a Competitor, except in the circumstances described in the next paragraph.

            If the Advisor wishes to provide advisory services to a Competitor that the Advisor (acting reasonably) considers conducts a business that is a strategic fit with the Business, the Advisor must introduce that Competitor to the Purchaser on an exclusive basis (which exclusivity shall continue for as long as the Purchaser and the Competitor are in active negotiation) before introducing the Competitor to any other person and if the Purchaser acquires an equity interest in or provides a loan to or enters into an alliance or commercial arrangement with that Competitor, then the Advisor shall be entitled to retain any fee and/or equity interest from that Competitor that the Advisor may have negotiated with that Competitor. If the Purchaser does not acquire an equity interest in or provide a loan to or enters into an alliance or commercial arrangement with that Competitor during the exclusivity period referred to above, then the Purchaser may by notice in writing to the Advisor require the Advisor to refund the fee or have its equity cancelled for a nominal consideration. The Advisor shall be entitled to recover any such fee or have its equity interest restored if the Purchaser subsequently acquires an equity interest in or provides a loan to or enters into an alliance or commercial arrangement with that Competitor.

            For the purposes of this clause (c), a "Competitor" is a company, trust, entity or person that develops, sells, licences, provides or supports loyalty software for use other than in the course of its own business of providing other goods or services.

      (d) Nothing in this clause 14 will prevent Advisor from continuing to employ Brad Wren and Michelle Benson on substantially the same terms as they have been employed prior to the date of this Agreement by Advisor or entities to whom they have been introduced by Advisor.

15    CONFIDENTIALITY

15.1  CONFIDENTIALITY

      Subject to clauses 15.2 and 15.3;

      (a) no party may disclose the provisions of this agreement or any transactions the subject of this agreement unless the other parties have first agreed in writing;

      (b) each party must keep secret and confidential all confidential information obtained from any other party or any Group Entity in connection with this agreement or any transactions the subject of this agreement and use its best endeavours to ensure that information remains secret and confidential; and

      (c) each party must ensure that its directors, officers, employees, agents and advisers comply in all respects with this clause 15 as if they were parties to this agreement.

15.2  LEGAL REQUIREMENTS

      A party may disclose anything in respect of this agreement as required by:

      (a)   an applicable law; or

      (b) the ASX or any other recognised stock exchange on which its shares or the shares of any Related Body Corporate is listed.

15.3  PERMITTED DISCLOSURE TO OFFICERS AND PROFESSIONAL ADVISERS

      A party may disclose anything in respect of this agreement or the terms of the sale of the Shares to its officers, employees and professional advisers on a "need to know" and confidential basis.

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15.4  DAMAGES INADEQUATE

      The parties each acknowledge that damages may be inadequate compensation for breach of this clause 15, and that each of the other parties are entitled to specific performance or injunctive relief as a remedy for any conduct or threatened conduct that is or will be a breach of this clause 15 in addition to any other remedies available at law or in equity to the other parties.

15.5  AFTER TERMINATION

      On termination of this agreement for any reason, each party must stop, and must ensure that its permitted disclosees stop, using confidential information of another party and, at the other party's option:

      (a)   return to the other party;

      (b) destroy and certify in writing to the other party the destruction of; or

      (c) destroy and permit a representative of the other party to witness the destruction of,

      all confidential information in its possession or control.

15.6  CONFIDENTIALITY SURVIVES TERMINATION

      The provisions of this clause 15 apply without time limitation and survive termination of this agreement, regardless of whether termination occurs before or after Completion.

16    PUBLICITY

16.1  NO PUBLIC ANNOUNCEMENTS

      No party may make any press or other announcement or release relating to this agreement or any transaction the subject of this agreement without the prior written approval of the other parties as to the form and manner of the announcement or release, unless and to the extent that the announcement or release is required to be made by the party by law or by the ASX or NASDAQ.

16.2  JOINT STATEMENT

      The parties will make a joint public statement on or after the Completion Date in relation to the sale of the Shares in a form approved in writing by the Purchaser and the Managing Director of the Company.

17    COSTS AND STAMP DUTY

17.1  COSTS

      Subject to clause 17.2, the parties will each bear their own legal, accounting and other costs and expenses in connection with the preparation and execution of this agreement and the transactions contemplated under this agreement. The Vendors will collectively use one legal counsel of the Company and those legal costs and expenses will not exceed $25,000 exclusive of GST and will be borne by the Company to that amount.

17.2  STAMP DUTY

      The Purchaser will bear all stamp duty payable or assessed in connection with this agreement and any accounting or legal expenses of preparing or restating Company or Group Entity accounts to comply with Generally Accepted Accounting Principles of the United States of America.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 41

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18    GST

18.1  DEFINITIONS

      Terms defined in the A New Tax System (Goods and Services Tax) Act 1999
      (Cth) have the same meaning in this clause 18 unless provided otherwise.

18.2  GST ON CLAIMS

      (a) If a payment to satisfy a claim or a right to claim under or in connection with this agreement gives rise to a liability to pay GST, the payer must pay, and indemnify the payee on demand against, the amount of that GST.

      (b) The payment of any amounts in respect of GST is subject to the receipt of a valid tax invoice.

      (c) If a party has a claim under or in connection with this agreement for a cost on which that party must pay GST, the claim is for the cost plus all GST (except any GST for which that party is entitled to an input tax credit).

19    SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

19.1  REPRESENTATIONS AND WARRANTIES

      All representations and warranties in this agreement:

      (a)   will survive the execution and delivery of this agreement;

      (b) will remain in full force and effect for the term of this agreement (subject to the limitations on time on the ability to make a Claim on the warranties); and

      (c) are and will be given with the intent that liability under the representations and warranties will not be confined to breaches discovered prior to the date of this agreement.

19.2  INDEMNITIES

      Each indemnity in this agreement:

      (a) constitutes a separate and independent obligation of the party giving the indemnity from its other obligations under this agreement; and

      (b)   will survive termination of this agreement.

20    OBSERVER AND INFORMATION RIGHTS

      (a) While they hold Consideration Securities, A&B Venture Fund Company Pty Ltd are entitled to nominate one observer to attend all meetings of the board of any of Purchaser's Group Entities and all committees of the board of the Purchaser's Group Entities at their own cost and in a non-voting observer capacity.

      (b) The A&B Observer must be sent all communications sent to the board of any of the Purchaser's Group Entities at the same time and in the same manner as they are sent to the applicable board.

      (c)   The A&B Observer has the right to access, inspect and copy:

            (i) all written communications tabled to the board of any of Purchaser's Group Entities including, without limitation, all accounts, budgets, plans, forecasts, reports, presentations, contracts and all minutes of meetings; and

            (ii) the financial books and financial records of the Purchaser's Group Entities,

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 42
                  at any time during usual business hours.

21    NOTICES

21.1  METHOD

      All notices, requests, demands, consents, approvals, offers, agreements or other communications (" NOTICES") given by a party under or in connection with this agreement must be:

      (a)   in writing;

      (b)   signed by a person duly authorised by the sending party;

      (c) directed to the recipient's address (as specified in clause 21.4 or as varied by any notice); and

      (d) hand delivered, sent by prepaid post or transmitted by facsimile to that address.

21.2  RECEIPT

      A notice given in accordance with this clause is taken as having been given and received:

      (a) if hand delivered at or before 4.30pm on a Business Day, on delivery, otherwise at 9.30am on the next Business Day;

      (b)   if sent by prepaid post:

            (i) within Australia, on the second Business Day after the date of posting;

            (ii) to or from a place outside Australia, on the seventh Business Day after the date of posting;

      (c) if transmitted by facsimile at or before 4.30pm on a Business Day, at the time recorded on the transmission report indicating successful transmission of the entire notice, otherwise at 9.30am on the next Business Day.

21.3  NOTICE TO/FROM VENDORS

(a) Notice to a Vendor must be given to the Managing Director of the Company with a copy to A&B Venture Fund Company Pty Ltd. A notice to the Vendors in accordance with this clause 21 will be deemed to be validly given to all Vendors.

(b) Notice from a Vendor must be given jointly by all Vendors. Notice given by the Majority Vendors must be given by such number of Major Vendors that comprise the Majority Vendors. Notice given by the Major Vendors must be given by the Major Vendors. A notice to the Purchaser in accordance with this clause 21 will be deemed to be validly given if expressed to be given by all Vendors, the Majority Vendors or the Major Vendors (as the case may be).

21.4  ADDRESS OF PARTIES

      Unless varied by notice in accordance with this clause 21, the parties' addresses and other details are:

      Party:     Vendors
      Details:   As set out in Schedule 12

      Party:     Purchaser

      Attention: President, CEO and Director

      Address:   Suite 37 (Level 2), 89-97 Jones St. Ultimo NSW 2007

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 43

      Facsimile: +61 2 8080 8332
      With a copy to: 2711 E. Jefferson, Detroit, MI 48207
      Facsimile: 0011 1 313 567 4734

22    SUPERVENING LEGISLATION

      Any present or future legislation which operates to vary the obligations of a party in connection with this agreement with the result that another party's rights, powers or remedies are adversely affected (including, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

23    GENERAL

23.1  ENTIRE AGREEMENT

      This agreement constitutes the entire agreement between the parties in relation to its subject matter. All prior discussions, undertakings, agreements, representations, warranties and indemnities in relation to that subject matter are replaced by this agreement and have no further effect.

23.2  PARAMOUNTCY OF AGREEMENT

      If this agreement conflicts with any other document, agreement or arrangement, this agreement prevails to the extent of the inconsistency.

23.3  NO MERGER

      The provisions of this agreement will not merge on completion of any transaction contemplated in this agreement and, to the extent any provision has not been fulfilled, will remain in force.

23.4  ATTORNEYS

      Each person who executes this agreement on behalf of a party under a power of attorney warrants that he or she has no notice of the revocation of that power or of any fact or circumstance that might affect his or her authority to execute this agreement under that power.

23.5  AMENDMENT

      This agreement may not be amended or varied unless the amendment or variation is in writing signed by all parties.

23.6  ASSIGNMENT

      No party may assign, transfer or otherwise deal with this agreement or any right or obligation under this agreement without the prior written consent of each other party which consent must not be unreasonably withheld.

23.7  SEVERABILITY

      Part or all of any provision of this agreement that is illegal or unenforceable will be severed from this agreement and will not affect the continued operation of the remaining provisions of this agreement.

23.8  WAIVER

      (a) The failure, delay or omission by a party to exercise any power or right under this agreement does not operate as a waiver of that power or right.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 44

      (b) The single or partial exercise by a party of any power or right under this agreement does not preclude any other or future exercise of that or any other power or right under this agreement.

      (c)   Waiver of any power or right under this agreement:

            (i) must be in writing signed by the party entitled to the benefit of that power or right; and

            (ii) is effective only to the extent set out in that written waiver.

23.9  RIGHTS, REMEDIES ADDITIONAL

      Any rights and remedies that a person may have under this agreement are in addition to and do not replace or limit any other rights or remedies that the person may have.

23.10 FURTHER ASSURANCES

      Each party must do or cause to be done all things necessary or reasonably desirable to give full effect to this agreement and the transactions contemplated by it (including, but not limited to, the execution of documents).

23.11 GOVERNING LAW

      This agreement will be governed by and construed in accordance with the laws in force in the State of Victoria.

23.12 JURISDICTION

      Each party:

      (a) submits to the exclusive jurisdiction of the courts of Victoria and any court that may hear appeals from those courts; and

      (b) waives any right it might have to object to an action being brought in those courts including, but not limited to, that those courts are an inconvenient forum.

ARNOLD BLOCH LEIBLER                              SHARE SALE AGREEMENT - PAGE 45

                            SCHEDULE 3 - WARRANTIES

PART A

1     VENDOR'S QUALIFICATIONS

1.1 (TITLE) Vendor is the legal holder of the Shares as set out beside its name in schedule 1.

1.2 (NO ENCUMBRANCE) There is no Encumbrance over its Shares (excluding any encumbrance created by or on behalf of the Purchaser).

1.3 (POWER) Vendor has the power, without any further consents of any other person, to enter into and perform its obligations under this agreement.

1.4 (AUTHORITY) Vendor has taken all action necessary to authorise the entry into and performance of its obligation under this agreement.

1.5 (NO BREACH) The transfer of the Shares does not breach any obligation or agreement binding on the Vendor.

1.6 (FINANCIAL STANDING) Vendor is not affected by and is not the subject of any Insolvency Event and it is able to pay its debts as and when they fall due.

PART B

2     CORPORATE STANDING AND AUTHORITY

2.1   (INCORPORATION AND POWER) Each Group Entity which is a company:

      (a)   has been validly incorporated as a company limited by shares;

      (b) so far as each Major Vendor is aware, has done everything necessary to do business lawfully; and

      (c) has the power to own its assets and conduct its business activities as presently conducted.

2.2 (PROPORTION OF CAPITAL) The Shares comprise all of the issued capital of the Company and are fully paid.

2.3 (NOT INSOLVENT) Each Group Entity is able to pay its debts as and when they fall due.

2.4 (OWNERSHIP OF GROUP COMPANIES) The Company is the legal and beneficial owner of the shares and units in each of the Group Companies (other than the Company).

2.5 (ACQUISITION OF SUBSIDIARIES) No Group Entity has any Liability (actual or contingent) in respect of the acquisition of shares in any other Group Entity.

2.6 (FULLY PAID) All shares in the capital of each Group Entity which is a company are fully paid up.

2.7 (OBLIGATIONS TO ISSUE SHARES) No Group Entity is under any obligation, whether or not subject to any condition, to:

      (a) issue, allot, create, sell, transfer or otherwise dispose of any Securities;

      (b) enter into any agreement in respect of the rights to vote which are conferred in respect of any Securities; or

      (c) grant any option or right of first refusal or offer in respect of any Securities,

3     FINANCIAL POSITION

3.1   (PREPARATION OF ACCOUNTS) The Last Accounts:

      (a)   were prepared in accordance with:

            (i) the Accounting Standards, the Corporations Act and all other applicable laws; and

            (ii) except as disclosed in the Accounts, the same accounting policies as were applied in the corresponding accounts for the previous financial year;

      (b)   give a true and fair view of:

            (i) the assets and liabilities (including contingent liabilities), financial position and state of affairs of each Group Entity and the Business as at its balance date of the Last Accounts; and

            (ii) the profit of each Group Entity and the Business and the operation of the relevant Group Entity for the twelve month period ended on its balance date of the Last Accounts; and

4     FINANCIAL WARRANTIES

4.1 (OUTSTANDING LIABILITIES) No Group Entity owes any money or has any outstanding liabilities to any of its directors, or any of its existing or former shareholders and no director or any existing or former shareholder of the Company will owe any money to or have any outstanding liability to the Company.

4.2 (NO GUARANTEE) No Group Entity is directly or indirectly obliged in any way to guarantee, assume or provide funds to satisfy any obligation of any person.

4.3 (GUARANTEE TO A GROUP ENTITY) No person has given or entered into any guarantee, indemnity or letter of comfort in respect of a Group Entity.

4.4 (BANK ACCOUNTS) The names and locations of all banks in which a Group Entity has an account and the names of all persons authorised to sign on the accounts are listed in schedule 7.

4.5 (BILLS OF EXCHANGE) There is no promissory note or bill of exchange outstanding which has been drawn, accepted or endorsed by the Major Vendors or a Group Entity other than cheques drawn in favour of creditors in respect of obligations incurred in relation to a Group Entity in the ordinary course of business.

5     BUSINESS

5.1 (OWNERSHIP OF ASSETS) Each Group Entity is the sole beneficial owner of its Assets.

5.2 (NO BREACH OF CONSTITUENT DOCUMENT) So far as each Major Vendor is aware, there has not been any breach of or default by any Group Entity of any term or provision of its respective constitution or trust deed (as relevant).

5.3 (NO THIRD PARTY RIGHTS) No third party, has any right to use a Group Entity's Asset.

5.4 (APPLICABLE LAWS) The Business has been and is conducted in accordance with all applicable laws, the conduct of the Business by any Group Entity does not contravene any laws and no allegation of any contravention of any applicable laws is known to a Major Vendor or a Group Entity.

6     RECORDS

6.1   (MAINTENANCE AND ACCURACY OF RECORDS)

      (a) The Company has prepared and maintained adequate, suitable, materially complete and materially accurate and up to date records regarding the transactions conducted by it, its assets, liabilities, finances, operations and activities.

      (b) Where applicable, as far as necessary, the Records have been prepared in accordance with the requirements of the Corporations Act and the Accounting Standards.

6.2 (TAX RECORDS) Each Group Entity maintains and has retained for the period required by law all records that the Group Entity is required to maintain under any law relating to Taxes.

6.3 (POSSESSION OF RECORDS) The originals of all material Records which ought to be in the possession of a Group Entity are in its possession and control.

7     LITIGATION

7.1 (NO LITIGATION) No Group Entity is involved in any prosecution, litigation or arbitration proceedings relating to the Business, there are no such proceedings pending or, to the best of the Major Vendors' knowledge and belief, threatened and, to the best of the Major Vendors' knowledge and belief, there are no facts likely to give rise to any such proceedings.

7.2 (UNSATISFIED JUDGMENTS, ETC) The operation of the Business is not subject to any unsatisfied judgment or any order, award or decision handed down in any litigation or arbitration proceedings.

8     INSURANCE

8.1 (DISCLOSURE) The Company has disclosed complete and accurate particulars of all insurance policies taken out by or for the benefit of each Group Entity, and a claims history of all claims made under those insurance policies.

8.2 (CURRENCY) Each insurance policy held by a Group Entity is currently in full force and effect and all applicable premiums have been paid. To the best of each Major Vendors' knowledge and belief, nothing has been done or omitted to be done which would make any policy of insurance void or voidable or which would permit an insurer to cancel the policy or refuse or reduce a claim or materially increase the premiums payable under the policies.

8.3 (NO OUTSTANDING CLAIMS) No claim has been made in the past 3 years which is outstanding under any contract of insurance and, to the best of the Major Vendors' knowledge and belief, no fact or circumstance exists which might give rise to a claim under a contract of insurance.

8.4 (PREMIUM INCREASES) To the best of the Major Vendors' knowledge and belief, no Group Entity has done or omitted to do anything which might result in an increase in the premium payable under any contract of insurance.

9     INTELLECTUAL PROPERTY

9.1 (OWNERSHIP) The Company beneficially owns or has an enforceable right to use all the Company Intellectual Property Rights listed in Part A of
      Schedule 6.


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


9.2 (NO INFRINGEMENT OF THIRD PARTY RIGHTS) So far as each Major Vendor is aware, neither the carrying on of the Business by a Group Entity, nor the use of the Company Intellectual Property Rights:

      (a) infringes, or is alleged to infringe, the Intellectual Property Rights of any third party; or

      (b) is, or is alleged to be, in breach of any obligation of confidence owed to any third party.

9.3 (NO INFRINGEMENT) So far as each Major Vendor is aware, there has not been:

      (a)   any infringement of any of the Company Intellectual Property Rights;

      (b) any misuse or unauthorised disclosure of the Confidential Information; or

      (c) any other act which may affect the validity or enforceability of the Intellectual Property.

9.4 (LIST COMPLETE) The Company does not own, use, or require in its Business any Intellectual Property Rights other than those listed in Schedule 6.

9.5 (NO CLAIMS) Neither the Company nor the Major Vendors have made any claims or commenced or threatened to commence proceedings or settled any claims or proceedings alleging infringement of the Intellectual Property Rights listed in Part A of Schedule 6.

10    SOFTWARE

10.1 (OWNERSHIP) Part B of Schedule 6 sets out a complete and accurate list of all Software which was developed by each Group Entity and what Software is owned, licensed, or leased by that Group Entity as the case may be.

10.2 (NO DEFECTS) Other than errors through data entry or coding or communication protocols that may be faulty at the time, all information, statements and representations made or which appear in the Software developed and licensed to clients by the Group Entity are true, correct, accurate and are not misleading or deceptive.

10.3 (NO VIRUS) The Software and the information technology developed by each Group Entity and licensed to clients by that Group Entity has not been infected by any virus.

10.4 (VALID AND BINDING) All software licences entered into by a Group Entity are valid, binding and enforceable against the parties to it in accordance with their terms.

10.5 (COMPUTERS) All the computers, servers and computer systems owned or used by or on behalf of a Group Entity are, except for any software licensed to the Group Entity, owned by the Group Entity, are under its sole control and are not shared with or used by or on behalf of or accessible by any other person.

10.6 (COMPUTER SYSTEM) The computer systems and servers used by a Group Entity to operate its Business:

      (a) so far as each Major Vendor is aware, are sufficient for its Business and has operated to a level acceptable for the adequate operation of the Business; and

      (b) can be run without undue reliance on persons other than employees of the Group Entity.

11    PLANT AND EQUIPMENT

11.1 (MATERIAL PLANT & EQUIPMENT) The Last Accounts includes all items of plant and equipment owned by a Group Entity with a written down value in excess of $10,000.


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


11.2 (CONDITION) So far as each Major Vendor is aware, each item of plant and equipment owned or used by a Group Entity:

      (a)   is in reasonable condition taking into account normal wear and tear;

      (b) is in satisfactory working condition and capable of doing the work for which it is designed subject to unknown possible breakdowns; and

      (d) has been maintained in a manner that does not prejudice any rights under any maintenance contract in connection with any of that plant and equipment.

11.3 (ALL PLANT AND EQUIPMENT LEASES) Schedule 8 accurately describes all of the Plant and Equipment Leases.

11.4 (NO CLAIM) So far as each Major Vendor is aware there is no claim outstanding against any supplier of the plant and equipment owned or used by a Group Entity or of maintenance services for that plant and equipment in connection with any defect in that plant and equipment.

11.5 (POSSESSION) Each item of plant and equipment owned or used by a Group Entity, is in the physical possession of that Group Entity or a client of the Group Entity in the ordinary course of business.

12    BUSINESS PREMISES AND PROPERTY LEASES

12.1 (ALL BUSINESS PREMISES) Schedule 9 accurately describes all the business premises leased or occupied by each Group Entity in respect of its Business.

12.2 (EXCLUSIVE OCCUPATION) Each Group Entity has exclusive occupation of its Business Premises free from all Encumbrances or third party rights.

12.3 (PERFORMANCE OF COVENANTS) There has been no Claim, breach or circumstance likely to give rise to any Claim or breach in respect of any material covenant affecting the Business Premises.

12.4 (NO UNUSUAL RESTRICTIONS) There are no restrictions, stipulations or outgoings affecting the Business Premises which are of an unusual nature or conflict with the present use. The use of the Business Premises by each Group Entity does not constitute a breach of any of the lease or any applicable law.

12.5 (ALL PROPERTY LEASES) Schedule 10 accurately describes all of the leases of real property to any Group Entity. Each Group Entity has made all payments required by and has otherwise complied with the terms of each of the property leases to which it is a party.

12.6 (NO ALTERATION) So far as each Major Vendor is aware, no development, alterations or works have been carried out in relation to the Business Premises which would require any permission or consent under any statute or regulation which has not been obtained and all conditions attaching to any such permission or consent have been fully complied with.

12.7 (NO PROPOSALS) So far as each Major Vendor is aware, there are no proposals by any competent authority or other person which would adversely affect the Business Premises.

12.8 (NO DISPUTES) So far as each Major Vendor is aware, there are no current disputes relating to any of the Business Premises or their use.


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13    ENVIRONMENT

13.1 (ENVIRONMENTAL LAWS) So far as each Major Vendor is aware, there has been no Claim, breach or circumstance likely to give rise to any Claim or breach in respect of any Environmental Law relating to any Group Entity or its Business.

14    MATERIAL CONTRACTS

14.1 (LIST OF MATERIAL CONTRACTS) Schedule 11 is a complete list of all Material Contracts of each Group Entity that are in place as at the Closing Date.

14.2  (VALID AND BINDING) So far as each Major Vendor is aware:

      (e) each Material Contract is valid, binding and enforceable against the parties to it in accordance with its terms; and

      (f) the Company is not in breach of, or in default under, any such Material Contract, and no fact or circumstance exists which might give rise to such a breach.

14.3 (NO LOSS) No Material Contract entered into by a Group Entity is known to any Major Vendor to be likely to result in a loss for any Group Entity's Business (having regard to the revenue to be generated under the Material Contract and the costs and expenses required over the period of the Material Contract in order to generate that revenue).

14.4 (OUTSTANDING OFFERS OR TENDERS) No Group Entity has made any offers, tenders or quotations which are still outstanding and capable of giving rise to a contract by the unilateral act of a third party, other than in the ordinary course of business.

14.5  (UNUSUAL CONTRACTS) No Material Contract entered into by a Group Entity:


      (a) was entered into by a Group Entity other than in the usual course of its Business or by way of a bargain at arm's length;

      (b) restricts any Group Entity's freedom to operate the whole or part of the Business or to use or exploit any of the Assets as it decides;

      (c) constitutes a sale or purchase, option or similar arrangement, arrangement or obligation affecting the Business or any of the Assets;

      (d) is one with which a Group Entity cannot comply on time or otherwise in accordance with its terms in all material respects which contract involves expenditure of more than $10,000; or

      (e) is one by which a Group Entity is a member of a joint venture, consortium, partnership or association.

14.6 (RELATED PARTY CONTRACTS) Other than as disclosed in writing to the Purchaser, no contract has been entered into by a Group Entity with any `related entity' and no `financial benefit' has been given by a Group Entity to a `related entity'. For the purpose of this warranty, the terms `related entity' and `financial benefit' will have the same meaning given to those terms in sections 228 and 229 of the Corporations Act, but as if references to `public company' are to `company'. For the avoidance of doubt, the term `related entity' in respect of a Group Entity does not include another Group Entity.

14.7 (AMENDMENTS) So far as each Major Vendor is aware as at the date of this Agreement, no Group Entity has been notified of an actual or intended material amendment to the prices or other terms of a Material Contract, other than in the usual course of business.

14.8 (SET OFFS) So far as each Major Vendor is aware no party to a Material Contract entered into by a Group Entity is entitled to exercise a set off or counterclaim or delay without payment of any money due under that Material Contract or to effect payment to a person other than the person specified in that Material Contract or otherwise to perform its obligations in a different manner to that provided in that Material Contract.

14.9 (MARKETING ADVERTISING AND PROMOTIONAL AGREEMENTS) So far as each Major Vendor is aware the Group has no current or future commitment under sponsorship or marketing agreements of an amount in excess of $10,000 for each commitment.

15    SUPPLIERS AND CUSTOMERS

15.1 (CHANGE OF TRADING RELATIONSHIPS) During the 12 months ending on the date of this agreement no customer from which the Group has generated revenue of more than $100,000 (" SUBSTANTIAL CUSTOMER"):

      (a) stopped, or indicated an intention to stop, trading with or supplying the Business;

      (b) reduced, or indicated an intention to reduce, substantially its trading with the Business; or

      (c) changed, or indicated an intention to change, substantially the terms on which it is prepared to trade with or supply the Business (other than normal price and quota changes).

15.2 (CHANGE OF CONTROL) As far as each Major Vendor is aware, there is no existing Substantial Customer of any Group Entity Business who will or is likely to:

      (a)   cease trading with the Business; or

      (b) materially reduce its trading with the Business, as a result of the acquisition of the shares in the Company by the Purchaser.

16    LITIGATION

16.1 (TRADE PRACTICES) No Group Entity has breached the provisions of the Trade Practices Act or any equivalent state or territory legislation or the requirements of any consumer product safety standard or consumer product information standard prescribed by law.

17    EMPLOYEES

17.1  (EMPLOYEES) The Employees are the only employees of the Company.

17.2 (TERMS OF EMPLOYMENT) All of the contractual terms of employment of the Employees are set out in the Employment Agreements.

18    SUPERANNUATION

18.1 (CONTRIBUTIONS UP TO DATE) Each Group Entity has made all superannuation contributions which they are obliged to make in respect of its employees.

18.2 (SUPERANNUATION SUPPORT) Each Group Entity has provided at least the prescribed minimum level of superannuation support for each of its employees so as not to incur a shortfall amount under the Superannuation Guarantee (Administration) Act 1992 (Cth).


                                      E-52
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19    INFORMATION

19.1 (ACCURACY) To the best of the Major Vendors' knowledge and belief, all information disclosed to the Purchaser and the facts set out in the schedules to this agreement is true and correct in all material respects and is not, whether by omission of information or otherwise materially misleading or deceptive or likely to mislead or deceive.

19.2 (ALL INFORMATION): To the best of the knowledge and belief of the Major Vendors, they have disclosed to the Purchaser all of the information relating to the Group Entity which a prudent intending purchaser of the Shares would want to know. So far as the Vendors are aware, there are no facts or circumstances which might reasonably be expected materially and adversely to affect the financial position, operations, profitability or prospects of any Group Entity other than facts and circumstances affecting as a whole the industry in which the Business is carried on.

19.3  (NO REPRESENTATIONS OR WARRANTIES IN RELATION TO FUTURE MATTERS) The
      Major Vendors make no representations or warranties in relation to any projections or forecasts concerning future matters to the extent that they are dependant on the future actions of present or prospective customers, suppliers or other third parties or to the extent that they are based on disclosed assumptions that prove to be incorrect as a consequence of any uncertainties and contingencies, which are outside the control of the Company or not known to the Major Vendors to be incorrect on the date of this Agreement or likely to become incorrect after that date and in these circumstances, the Major Vendors are not liable for any discrepancy between actual (on the one hand) and projected, forecast, or forward stated (on the other hand) results, performance or achievements. To the extent that the assumptions are clearly set out in any documents provided by the Major Vendors or in the business plan set out in Schedule 14 which will be incorporated into any information memorandum, prospectus or similar document prepared in connection with the Capital Raising, and are considered by the Major Vendors on the date of this Agreement to be fair and reasonable, the Major Vendors are not liable for any discrepancy between actual (on the one hand) and projected, forecast, or forward stated (on the other hand) results, performance or achievements.

PART C

20    TAX AND DUTY

20.1 (COMPLIANCE WITH TAX LAWS) Each of the Group Entities has complied with all Tax laws.

20.2 (NO THIRD PARTY LIABILITY) None of the Group Entities is liable to pay, reimburse or indemnify any person or Tax Authority in respect of any Tax liability of a person.

20.3 (RULINGS, DISPUTES AND AUDITS) There are no current disputes between any Tax Authority and any Group Entity which will or may affect calculation of the liability to Tax of any Group Entity after Completion. To the best of the Major Vendors' knowledge and belief, there is no unresolved Tax dispute or current Tax audit or investigation of any Group Entity by any Tax Authority and there is no reason why any such investigation may be initiated, nor has any Group Entity sought or obtained any rulings, consents, clearance or opinions from any Tax Authority prior to the date of this agreement which will or may affect calculation of the liability to Tax of any Group Entity after Completion.

20.4 (DEBT FORGIVENESS) None of the Group Entities has been "forgiven" any "commercial debts" (as those terms are defined in schedule 2C of the 1936
      Act).

20.5 (REPUDIATION ACTION) So far as each Vendor is aware, none of the Group Entities has done or failed to do any act or thing which has or might alter or prejudice in a material way any arrangement, agreement or tax ruling which has previously been negotiated with or obtained from any Tax Authority or other person under any Tax law.


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20.6  (DISCLOSURE OF TAXES IN LAST ACCOUNTS) The Last Accounts contain provisions adequate to cover Taxes for or in respect of the Group Entities for all periods up to the balance date of the relevant accounts. No additional or other Taxes are or will be payable (whether on, before or after Completion) by any Group Entity.

20.7 (DEDUCTIONS) Each Group Entity has deducted all Tax required to be deducted from any payments made by it. When necessary, the Company has accounted for that Tax in accordance with relevant law.

20.8 (PAYMENT OF TAX) All Taxes which have been or deemed to have been assessed or imposed on a Group Entity, or have been required to be withheld from any payment made by a Group Entity to another person:

      (a) which are due and payable, have been paid by the final date for payment by the relevant Group Entity;

      (b) which are not yet payable but become payable before Completion, will be paid in the usual course.

      No Group Entity has entered into any agreement or arrangement which extends the period for assessment or payment of any Tax.

20.9 (AUSINDUSTRY RESEARCH AND DEVELOPMENT TAX CONCESSION) The AusIndustry Research and Development Tax Concessions received by the Company prior to Completion were applied for in accordance with all applicable regulations and guidelines applicable to the Company and the eligibility of the tax concessions has been accepted by the auditor of the Company.

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